                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end:  December 31

Date of reporting period: 1/1/04-12/31/04

ITEM 1. REPORTS TO STOCKHOLDERS.

LETTER FROM
THE CHAIRMAN

Throughout most of 2004, the U.S. stock market was relatively volatile. Equities gained and lost ground several times, trading in a range until the November presidential election. After the election, stocks generally advanced until the end of the year.

Many factors affected the ups and downs of the market. Early in 2004, economic signals were mixed. In April, firming economic indicators and concern about possible inflation caused interest rates to rise in anticipation of Federal Reserve tightening. At the end of June, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points to 1.25%. Four additional 25-basis-point tightening moves brought the targeted federal funds rate to 2.25% by year-end.

For a brief period in 2004, the price of oil exceeded $50 per barrel. Although inflation increased during the year, it generally remained contained. The U.S. trade deficit widened, and the value of the U.S. dollar continued to fall relative to most foreign currencies. With only a few exceptions, international stock markets provided strong double-digit returns. High-yield bonds and emerging market debt also showed strong overall performance in 2004.

The year was marred by continuing hostilities in Iraq, a terrorist attack in Madrid, major drug recalls, and a celebrity insider-trading conviction. Of greater concern to investors, however, was the uncertainty surrounding the presidential election. Once the votes were counted and the winner was clear, the stock market climbed to its high point for the year.

Throughout 2004, each Portfolio of the MainStay VP Series Fund, Inc. pursued its objective by consistently seeking to apply the rigorous investment disciplines outlined in the prospectus. We believe that consistent application of a well-defined investment approach can help shareholders better understand their investment results and respond more appropriately when the economy shifts or the market changes direction.

The reports that follow discuss in greater detail the market conditions and management decisions that affected the Portfolios in 2004. We are pleased that you have selected MainStay VP Series Fund, Inc., as part of your long-term financial strategy, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.
January 2005

                                                   www.mainstayfunds.com     M-1

DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND PORTFOLIO MANAGER COMMENTARIES (PAGES M-4 THROUGH M-87) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

CREDIT SUISSE FIRST BOSTON(TM) CONVERTIBLE SECURITIES INDEX is an unmanaged index that generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by Standard & Poor's, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (the "Aggregate Index") is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIPPER INC. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money-market funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an index.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2003, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) compa-

 M-2   MainStay VP Series Fund, Inc.

nies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) INDEX are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

                                                   www.mainstayfunds.com     M-3

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE     FIVE     TEN
TOTAL RETURNS                       YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                          4.09%   7.41%   7.35%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
12/31/94                                                  10000                       10000                       10000
                                                          11831                       11898                       11847
                                                          12073                       12252                       12278
                                                          13238                       13450                       13463
                                                          14445                       14732                       14632
                                                          14224                       14429                       14512
                                                          15621                       16153                       16199
                                                          17068                       17514                       17567
                                                          18687                       19431                       19369
                                                          19532                       20313                       20164
12/31/04                                                  20331                       21156                       21038

    -- MainStay VP Bond Portfolio          -- Lehman Brothers Aggregate Bond Index
    -- Merrill Lynch Corporate and
       Government Master Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE    FIVE     TEN
TOTAL RETURNS                       YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                          3.83%   7.14%   7.08%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
12/31/94                                                  10000                       10000                       10000
                                                          11800                       11898                       11847
                                                          12010                       12252                       12278
                                                          13135                       13450                       13463
                                                          14296                       14732                       14632
                                                          14041                       14429                       14512
                                                          15381                       16153                       16199
                                                          16765                       17514                       17567
                                                          18309                       19431                       19369
                                                          19090                       20313                       20164
12/31/04                                                  19822                       21156                       21038

    -- MainStay VP Bond Portfolio          -- Lehman Brothers Aggregate Bond Index
    -- Merrill Lynch Corporate and
       Government Master Index

                                                               ONE    FIVE    TEN
BENCHMARKS                                                     YEAR   YEARS  YEARS

Lehman Brothers Aggregate Bond Index*                          4.34%  7.71%  7.72%
Merrill Lynch Corporate and Government Master Index*            4.15  7.95   7.78

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-4   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,041.20           $2.77           $1,022.30           $2.75
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,039.95           $4.05           $1,021.05           $4.01
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                       52.3%
Corporate Bonds                                                          34.6
Short-Term Investments                                                   15.0
Foreign Corporate Bonds                                                   5.3
Asset-Backed Securities                                                   3.1
Mortgage-Backed Security                                                  2.1
Liabilities in Excess of Cash and Other Assets                          -12.4

See Portfolio of Investments on page M-92 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security) 5.00%, due 2/15/35 TBA
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security) 5.50%, due 2/15/34 TBA
 3.  United States Treasury Note 3.50%, due 12/15/09
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security) 5.50%, due 9/1/33
 5.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security) 6.00%, due 8/1/34
 6.  United States Treasury Note 4.25%, due 11/15/14
 7.  Morgan Stanley Capital I Series 2004-HQ3 Class
     A4 4.80%, due 1/13/41
 8.  Federal Home Loan Bank 3.625%, due 11/14/08
 9.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 6.00%, due 2/15/34 TBA
10.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.00%, due 1/1/18

                                                   www.mainstayfunds.com     M-5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek and Thomas Volpe, Jr., of New York Life Investment Management LLC.

MAINSTAY VP BOND PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

We seek to achieve strong, consistent investment results by following a well-defined, fundamental value-oriented approach. The core principles of our investment philosophy are: maintain a long-term focus, avoid macro forecasting bets, and diversify.

The Portfolio normally invests 80% of its assets in bonds, which include all types of debt securities. At least 65% of the Portfolio's total assets are rated Baa or better by Moody's(1) or BBB or better by Standard & Poor's at the time of purchase, or if unrated, are deemed by the manager to be of comparable quality. The Portfolio's investment process may include consideration of economic cycles, interest-rate trends, and fundamental and technical analysis.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Bond Portfolio returned 4.09% for Initial Class shares and 3.83% for Service Class shares. Both share classes underperformed the 4.22% return of the average Lipper* Variable Products Corporate Debt A Rated Portfolio over the same period. Both share classes also underperformed the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's benchmark, which returned 4.34% for the 12 months ended December 31, 2004.

WHAT SIGNIFICANT FACTORS INFLUENCED THE BOND MARKETS IN 2004?

The bond markets were primarily affected by the changing economic outlook. Interest rates rose and declined several times during the year as the market's consensus outlook for growth changed. When the outlook for the economy was bullish, rates generally went up. When the outlook for the economy was bearish, rates generally went down. On June 30, 2004, the Federal Open Market Committee raised the targeted federal funds rate for the first time since 2000. By year-end, the Federal Open Market Committee had raised the targeted federal funds rate an additional four times, for a cumulative increase of 125 basis points. The targeted federal funds rate began 2004 at 1.00% and ended the year at 2.25%.

Corporate-bond yield spreads also closely tracked the economic outlook. When the outlook for the economy was more favorable, corporate-bond yield spreads contracted, which increased valuation. When the outlook was less favorable, corporate bond spreads widened, which lowered valuation.

WAS THE PORTFOLIO'S PERFORMANCE AFFECTED BY ITS DURATION POSITIONING DURING THE YEAR?

Not really. We maintained a relatively neutral duration strategy during the year. As a result, duration had minimal impact on the Portfolio's performance relative to that of its benchmark.

HOW DID YOU POSITION THE PORTFOLIO DURING 2004?

Relative to the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio maintained a market weight in mortgage-backed securities, an underweighted position in U.S. government and agency securities, and an overweighted position in corporate bonds. The overweighted position in credit had a favorable impact on the Portfolio's returns, since corporate bond valuations increased relative to U.S. Treasuries during 2004.

WHAT IS YOUR STRATEGIC OUTLOOK GOING FORWARD?

The year ahead has the makings to be one of the more challenging periods for market-outlook assessment. Many market observers expect that the economy will slow modestly to a more sustainable range of 3% to 3.5% and that the Federal Open Market

1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-6   MainStay VP Series Fund, Inc.

Committee will continue to reduce its accommodative monetary policy by raising the targeted federal funds rate. It is more difficult to say what will happen to corporate and mortgage-backed security valuations. In 2004, credit spreads rallied to their tightest level since 1998--a fact that led many to question whether spreads could continue to tighten, particularly with the aggressive pricing of mortgage-backed securities.

We expect fundamentals, technicals, and event risk to continue to drive of spreads in 2005, as they did in 2004. In the absence of substantial merger-and-acquisition activity, we expect corporate new-issue supply to remain at the same level we saw in 2004 (or about 25% lower than 2003 on a year-over-year basis). This clearly bodes well for the strong supply/demand landscape in credit to continue into 2005. Although fundamental credit improvement is near its peak and idiosyncratic risk is omnipresent, we expect that the strength of technical demand for credit will keep credit spreads relatively tight over the near term. In such an environment, security selection is of paramount importance, particularly since the market is differentiating less among corporate issuers.

In the mortgage-backed securities market, we expect supply to remain light, even if the Treasury yield curve flattens. We believe that with the emergence of the hybrid ARM market, volatility is less likely to rise. This type of mortgage-backed security generally has a shorter duration and has a more predictable response to interest-rate changes than traditional mortgage-backed securities. As a result, the need for certain kinds of hedging is reduced. In the absence of an unanticipated significant increase in volatility, we expect mortgage-backed security spreads to remain near their levels at year-end 2004.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-7

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE      FIVE     TEN
TOTAL RETURNS                       YEAR    YEARS    YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                          4.16%   -8.91%   8.02%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
12/31/94                                                  10000                       10000                       10000
                                                          13578                       13758                       13718
                                                          16124                       16917                       16889
                                                          19911                       22561                       22039
                                                          27504                       29008                       30569
                                                          34494                       35112                       40705
                                                          30798                       31915                       31578
                                                          23647                       28122                       25128
                                                          16357                       21907                       18122
                                                          20773                       28190                       23513
12/31/04                                                  21636                       31258                       24994

    -- MainStay VP Capital Appreciation       -- Russell 1000 Growth Index
    Portfolio
    -- S&P 500 Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE      FIVE     TEN
TOTAL RETURNS                       YEAR    YEARS    YEARS
----------------------------------------------------------
After Portfolio operating
  expenses                          3.90%   -9.14%   7.75%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
12/31/94                                                  10000                       10000                       10000
                                                          13544                       13758                       13718
                                                          16043                       16917                       16889
                                                          19759                       22561                       22039
                                                          27224                       29008                       30569
                                                          34050                       35112                       40705
                                                          30316                       31915                       31578
                                                          23219                       28122                       25128
                                                          16021                       21907                       18122
                                                          20297                       28190                       23513
12/31/04                                                  21088                       31258                       24994

    -- MainStay VP Capital Appreciation       -- Russell 1000 Growth Index
    Portfolio
    -- S&P 500 Index

                                                               ONE      FIVE    TEN
BENCHMARKS                                                     YEAR    YEARS   YEARS

Russell 1000(R) Growth Index*                                  6.30%   -9.29%   9.59%
S&P 500(R) Index*                                             10.88    -2.30   12.07

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-8   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       7/1/04        12/31/04       PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                 $1,000.00     $1,030.25       $3.32       $1,021.75       $3.30
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                 $1,000.00     $1,029.00       $4.59       $1,020.50       $4.57
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.1%
Short-Term Investments (collateral from securities lending
  is 2.1%)                                                               2.3
Liabilities in Excess of Cash and Other Assets                          -1.4

See Portfolio of Investments on page M-101 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  American Express Co.
 3.  FedEx Corp.
 4.  Dell, Inc.
 5.  Danaher Corp.
 6.  Wellpoint Health Networks, Inc.
 7.  Caremark Rx, Inc.
 8.  Johnson & Johnson
 9.  Coach, Inc.
10.  United Technologies Corp.

                                                   www.mainstayfunds.com     M-9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests in securities of U.S. companies with sound fundamental growth characteristics. We are very mindful of investor sentiment surrounding any potential investment. We also seek situations where a potential future catalyst could drive a company's stock price higher or fuel an acceleration in earnings growth. Changes in management, new-product launches, rising consumer demand, and the emergence of a favorable macroeconomic trend are good examples of the kinds of catalysts we consider. We may sell a security if we no longer believe that the fundamentals are in place to drive the stock higher within a reasonable time frame.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Capital Appreciation Portfolio returned 4.16% for Initial Class shares and 3.90% for Service Class shares. Both share classes underperformed the 8.04% return of the average Lipper* Variable Products Large-Cap Growth Portfolio over the same period. Both share classes underperformed the 6.30% return of the Russell 1000(R) Growth Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING THE YEAR?

Arguably the biggest factor was a 34% rise in the price of crude oil, which has stoked inflation fears and has the potential to put a damper on consumer spending. Another factor that impacted the markets during the year was the beginning of a new tightening cycle by the Federal Reserve. Fortunately, the Federal Open Market Committee is raising rates at a truly measured pace. Investors continue to monitor reports from the Middle East--in particular, news coming out of Iraq--since this news influences the price of oil. During 2004, the employment market staged a modest recovery, which was welcome news to the investment community. Annualized growth in gross domestic product remained in the range of 3.1% to 4.5% throughout the year,(1) suggesting the U.S. economy remains on solid footing. The fact that interest rates remain at historically low levels is noteworthy, since low interest rates have helped fuel consumer spending.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON THE PORTFOLIO'S PERFORMANCE IN 2004?

UnitedHealth Group is a leading provider of products and resources to plan and administer employee-health-benefit plans. The company recently allied with top-tier regional health plans and plan administrators, which has led to network savings and an acceleration in membership growth. These factors had a positive impact on the company's bottom line growth, which helped fuel gains in UnitedHealth Group's stock in 2004.

Caremark Rx, a leading provider of prescription-benefit-management and therapeutic pharmaceutical services, was weighed down most of the year by concerns that John Kerry might become president and make dramatic changes to the U.S. health care system. Certainly any significant changes would have had a meaningful impact on Caremark Rx's business. From Bush's reelection on November 2 through year-end 2004, the price of the company's stock rallied 38%.

FedEx, a leading package delivery company, was another big gainer during the year. The company appears to be gaining share in the ground market from its closest competitor, United Parcel Service. In addition, FedEx reported very strong earnings growth throughout the year. In the second half of 2004, the company posted earnings growth of 55% year-over-year, which helped FedEx stock advance.

Symantec is a leading provider of Internet-security software. While the information technology sector as a whole has struggled to grow, security software remains one of the few bright spots. Symantec has capitalized on this strength, and the company's fundamentals and stock price have reacted accordingly.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2004?

VERITAS Software, a leading vendor of enterprise storage-management products, suffered in 2004 on concerns about accounting irregularities. After reaching a 52-week high in mid-January of 2004, the stock traded down and finally bottomed in early September. In early July, the company missed consensus sales expectations, prompting further concerns that the company was losing share to close competitors in the U.S. market. The stock staged a meaningful rebound

1. This range includes advance estimates from the Bureau of Economic Analysis for fourth-quarter 2004 real gross domestic product. Estimates are subject to revision.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-10   MainStay VP Series Fund, Inc.

when investors were encouraged by the company's decision to reorganize around product groups. The company also beat analysts' expectations for the third quarter of 2004 by a penny.

New York Community Bancorp is a bank holding company that owns New York Community Bank. In 2004, New York Community Bancorp declined sharply on concerns about the impact of rising interest rates on New York Community Bank's variable-rate debt. Seeing the potential for margin contraction, we sold the stock in October.

Intel is a leading manufacturer of semiconductors and related products. At the beginning of the year, the market correctly anticipated a slowdown in semiconductor demand in the second half of 2004. This downturn resulted in cancelled orders, rising channel inventories, and falling prices. Analysts' consensus estimates called for 7% bottom-line growth in 2005, and this tepid earnings outlook weighed heavily on Intel's stock in 2004. After hitting a 52-week low in September 2004, however, the stock recently traded up as analysts began to reconsider their estimates of the company's earnings potential.

Texas Instruments is a leading manufacturer of semiconductors and related products. The company's stock was hurt by a widespread sell-off in semiconductor stocks in 2004. Since the pressure on semiconductor stocks has abated, shares of Texas Instruments moved well ahead of a 52-week low reached in early August. Analysts' consensus estimates have called for a 10% rise in Texas Instruments' earnings in 2005.

WERE THERE ANY SIGNIFICANT PURCHASES DURING 2004?

During the year, we added Harmon International, Brunswick, Coach, Centex, D.R. Horton, Nike, Quest Diagnostics, Fisher Scientific, Gilead Sciences, and L-3 Communications Holdings to the Portfolio.

WHICH SECURITIES DID YOU SELL DURING THE YEAR?

We sold Marsh & McLennan, Bank of America, Gannett, Sysco, IAC/InterActiveCorp, Viacom, Colgate-Palmolive, Clear Channel Communications, Coca-Cola, Forest Laboratories, International Game Technologies, Wal-Mart Stores, Baxter International, Cardinal Health, HCA, Medtronic, Pfizer, and Fifth Third Bancorp in 2004.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE 12-MONTH REPORTING PERIOD?

The Portfolio uses bottom-up stock selection, and all sector weightings are a residual of the Portfolio's rigorous investment discipline. We increased the Portfolio's weighting in the consumer discretionary, energy, and industrials sectors during the year and decreased the Portfolio's weighting in the consumer staples, financials, health care, information technology, and materials sectors.

HOW DID THIS COMPARE WITH THE RUSSELL 1000(R) GROWTH INDEX?*

Relative to the Russell 1000(R) Growth Index,* the Portfolio began 2004 overweighted in the consumer discretionary, energy, and materials sectors. The Portfolio was market weighted in the information technology and industrials sectors and underweighted in the consumer staples, financials, and health care sectors. The Portfolio did not have any holdings in the telecommunications services or utilities sectors. As of December 31, 2004, the Portfolio was overweighted relative to the Index in the consumer discretionary, energy, industrials, and materials sectors. At year-end, the Portfolio was underweighted in the consumer staples, financials, health care, and information technology sectors. The Portfolio did not have any holdings in the telecommunications services or utilities sectors.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO IN THE COMING MONTHS?

With the uncertainty of the presidential election now behind us, we expect investors to refocus their attention on company fundamentals, which on balance remain fairly strong as we move into the new year. Although high energy prices, rising interest rates, and the specter of rising inflation remain risk factors, we believe that a combination of historically low interest rates, moderate economic growth, and strengthening employment should help to drive stocks higher in 2005.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-11

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE    FIVE     TEN
TOTAL RETURNS(1)                    YEAR    YEARS   YEARS
---------------------------------------------------------
After Portfolio operating
  expenses                          0.85%   2.53%   3.84%
7-DAY CURRENT YIELD -- 1.72%

                                              After Portfolio operating expenses

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
12/31/94                                                                   10000                              10000
                                                                           10559                              10553
                                                                           11083                              11082
                                                                           11664                              11651
                                                                           12269                              12246
                                                                           12862                              12826
                                                                           13641                              13588
                                                                           14165                              14105
                                                                           14357                              14291
                                                                           14452                              14380
12/31/04                                                                   14575                              14491

  -- MainStay VP Cash Management Portfolio    -- Lipper Money Market Fund Index

                                                               ONE   FIVE    TEN
BENCHMARK                                                     YEAR   YEARS  YEARS

Lipper Money Market Fund Index*                               0.78%  2.47%  3.78%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. As of 12/31/04, MainStay VP Cash Management Portfolio had an effective 7-day yield of 1.73% and current yield of 1.72%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.73% and 1.72% respectively. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-12   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,005.65           $2.77           $1,022.25           $2.80
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government& Federal Agencies                                        57.3%
Commercial Paper                                                         44.0
Medium-Term Notes                                                         7.3
Corporate Bond                                                            1.3
Bank Note                                                                 1.1
Liabilities in Excess of Cash and Other Assets                          -11.0

See Portfolio of Investments on page M-108 for specific holdings within these categories.

                                                  www.mainstayfunds.com     M-13

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

CAN YOU BRIEFLY DESCRIBE MAINSTAY VP CASH MANAGEMENT PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests in short-term dollar-denominated securities that mature in 397 days or less. The weighted average Portfolio maturity will not exceed 90 days. The Portfolio may invest in U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable-rate notes, floating-rate notes, mortgage-related securities, or asset-backed securities. To help mitigate the risk of loss, all securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the seven-day period ended December 31, 2004, MainStay VP Cash Management Portfolio Initial Class shares provided a current yield of 1.72% and an effective yield of 1.73%. For the 12 months ended December 31, 2004, the Portfolio returned 0.85%. The Portfolio outperformed the 0.83% return of the average Lipper* Variable Products Money Market Portfolio for the 12-month period. The Portfolio also outperformed the 0.78% return of the Lipper Money Market Fund Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT MAJOR FACTORS AFFECTED THE MONEY MARKET DURING 2004?

Real gross domestic product grew at a 3.7% rate during 2004. The first two years of the recovery from the 2001 recession were characterized by lackluster employment gains. For the three months that began in March 2004, U.S. payrolls expanded strongly, adding almost 900,000 jobs. Employment growth moderated during the next few months before picking up in the fall. In all, payrolls increased by more than 2.3 million in 2004.

In the spring of 2004, markets were surprised by higher-than-expected data for the Consumer Price Index, or CPI. Strong employment and inflation data in the spring helped send interest rates sharply higher. The yield on the two-year Treasury note rose from 1.46% in late March to 2.93% in June 2004. When job creation slowed during the summer and inflation statistics remained benign, yields declined.

In June 2004, the Federal Open Market Committee raised the targeted federal funds from 1.00% to 1.25%. This was the first increase in the targeted federal funds rate since May 2000. The Federal Open Market Committee continued to raise the targeted federal funds rate in 25-basis-point increments four more times during the second half of 2004.

Because the Federal Reserve gave no indication that it would pause--even temporarily--in raising the targeted federal funds rate, yields on short-term instruments kept rising. The yield on the two-year Treasury note increased 50 basis points during the last two months of the year to 3.07%. On December 31, 2004, the yield on the three-month Treasury bill was 2.23%, while three-month LIBOR was 2.56%.

HOW WAS THE PORTFOLIO POSITIONED DURING 2004?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies, and securities rated Tier 1 that are issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. Tier 1 securities are securities in the highest rating category of major rating agencies.

The Portfolio's duration was longer than that of the average peer portfolio during 2004. In the second half of the year, however, this stance had a negative impact on performance because securities in the Portfolio were reinvested into higher-yielding instruments at a slower rate than securities in portfolios with shorter durations.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO IN 2005?

The minutes of the December 2004 Federal Open Market Committee meeting were released in early January. The minutes revealed that several members were worried that inflationary pressures were building up in the economy. Some members also felt that the current level of rates was generating excess liquidity, which would result in excessive risk taking. Members were uncertain about the size of the output gap, and they discussed the need to bring rates back to a "neutral level." The futures markets are pricing in more than 90 basis points of tightening during the first half of 2005.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-14   MainStay VP Series Fund, Inc.

The hawkish tone of the minutes was not reflected in the Federal Open Market Committee's December press release, which claimed that the upside and downside risks to inflation were equal. We do not think that inflation is a problem. It took widespread discounting to lure shoppers into the stores during the holiday season. Domestic automakers are expected to offer additional incentives in the coming weeks to spur sales. Strong growth in consumer spending will be critically dependent on strong payroll growth. The personal savings rate has fallen to 0.4%, and there is no additional fiscal stimulus in the pipeline. We think that the Federal Reserve will ultimately raise rates by a smaller amount than the markets are assuming. Consequently, we have been purchasing securities maturing in May 2005 and later because we feel that the implied forward rates are attractive.

We will continuously monitor the economic data and our portfolio stance over the coming months. The Portfolio will continue to focus on high-quality, liquid investments as it seeks a level of income that is considered consistent with the preservation of capital and liquidity.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-15

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE      FIVE     TEN
TOTAL RETURNS                        YEAR    YEARS    YEARS
------------------------------------------------------------
After Portfolio operating
  expenses                          10.90%   -3.18%   11.05%

                                              After Portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
12/31/94                                                  10000                       10000                       10000
                                                          12916                       13758                       13777
                                                          16081                       16917                       16869
                                                          20381                       22561                       22411
                                                          25801                       29008                       28467
                                                          33533                       35112                       34420
                                                          32413                       31915                       31739
                                                          26875                       28122                       27788
                                                          20357                       21907                       21771
                                                          25725                       28190                       28279
12/31/04                                                  28529                       31258                       31504

    -- MainStay VP Common Stock Portfolio             -- Russell 1000 Index
    -- S&P 500 Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE      FIVE     TEN
TOTAL RETURNS                        YEAR    YEARS    YEARS
------------------------------------------------------------
After Portfolio operating
  expenses                          10.62%   -3.42%   10.79%

                                              After Portfolio operating expenses

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
12/31/94                                                  10000                       10000                       10000
                                                          12885                       13758                       13777
                                                          16007                       16917                       16869
                                                          20243                       22561                       22411
                                                          25565                       29008                       28467
                                                          33148                       35112                       34420
                                                          31967                       31915                       31739
                                                          26438                       28122                       27788
                                                          19976                       21907                       21771
                                                          25183                       28190                       28279
12/31/04                                                  27857                       31258                       31504

    -- MainStay VP Common Stock Portfolio             -- Russell 1000 Index
    -- S&P 500 Index

                                                               ONE     FIVE    TEN
BENCHMARKS                                                    YEAR    YEARS   YEARS
S&P 500(R) Index*                                             10.88%  -2.30%  12.07%
Russell 1000(R) Index*                                        11.40   -1.76   12.16

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-16   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,078.35           $2.77           $1,022.35           $2.69
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,077.10           $4.07           $1,021.10           $3.96
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.3%
Investment Company                                                       0.5
Cash and Other Assets (less liabilities)                                 0.2
Warrants                                                                 0.0*

See Portfolio of Investments on page M-115 for specific holdings within these categories.

* Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  International Business Machines Corp.
 4.  American International Group, Inc.
 5.  Microsoft Corp.
 6.  Pfizer, Inc.
 7.  Johnson & Johnson
 8.  Verizon Communications, Inc.
 9.  Citigroup, Inc.
10.  Cisco Systems, Inc.

                                                  www.mainstayfunds.com     M-17

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC

MAINSTAY VP COMMON STOCK PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio's management process is based on a bottom-up, quantitative model. We seek to identify large-cap companies that have a high probability of outperforming the S&P 500(R) Index* over the following six to 12 months. The Portfolio is managed with a large-cap core orientation and is benchmarked to the S&P 500(R) Index.*

On March 1, 2004, Harvey Fram became the Portfolio Manager, replacing James Agostisi and Patricia S. Rossi. At that time, the Portfolio's investment process changed and the number of stocks held in the Portfolio increased substantially. Effective May 1, 2004, the Portfolio (formerly MainStay VP Growth Equity Portfolio) was renamed MainStay VP Common Stock Portfolio. The new name better reflects the Portfolio's core orientation, which includes both growth and value equities. The Portfolio's investment objective did not change.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

During the 12 months ended December 31, 2004, MainStay VP Common Stock Portfolio returned 10.90% for Initial Class shares and 10.62% for Service Class shares. The Portfolio outperformed the 8.59% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Initial Class shares outperformed and Service Class shares underperformed the 10.88% return of the S&P 500(R) Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

For the two months prior to the management change, the Portfolio underperformed the S&P 500(R) Index.* During the ten-month period between March and December, the Portfolio outperformed its benchmark.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET IN 2004?

The dominant themes that influenced the market were the war in Iraq, the November election, the declining value of the U.S. dollar, job growth, and rising oil prices. The Federal Open Market Committee raised the targeted federal funds rate from a low 1.00% to 2.25% over the course of the year, but this measured tightening of monetary policy did not seem to adversely affect the stock market. Indeed, fourth quarter returns were the highest of the year.

HOW DID THESE MARKET EVENTS AFFECT THE PORTFOLIO?

During the year, the energy sector made the single largest contribution to the Portfolio's excess returns. This strong performance resulted from the high price of oil, the Portfolio's overweighted position in the sector, and the fact that energy stocks generally outperformed the Portfolio's benchmark.

The utilities and health care sectors were other large contributors to the Portfolio's strong performance. While the utilities sector provided strong absolute performance, health care stocks provided comparatively low returns. Fortunately, an underweighted position in the health care sector helped the Portfolio's relative performance. Many drug companies were hurt late in the year after Merck recalled its popular Vioxx product. Pfizer also suffered greatly as attention was placed on the safety of their drug Celebrex.

Materials and telecommunication services both showed strong performance, and both were overweighted in the Portfolio. On the negative side, eBay took the largest toll on relative performance, since eBay had outstanding results but was underweighted in the Portfolio. Pfizer and Merck were the next-biggest negative contributors, even though the health care sector as a whole contributed positively to the Portfolio.

WERE THERE ANY MAJOR MANAGEMENT DECISIONS DURING 2004?

MainStay VP Common Stock Portfolio is run using a quantitative model. There were no changes to the model from March to December. The Portfolio was positioned fairly neutrally during the period, with a projected beta very close to one. The Portfolio was most heavily overweighted in the financials, telecommunication services, and energy sectors during the

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-18   MainStay VP Series Fund, Inc.

ten-month period. As the year progressed, the Portfolio increased its overweighted position in energy stocks to take advantage of strong cash-flow and earnings prospects. The Portfolio has added insurance stocks at the expense of other financial stocks as the cash flow of insurance companies has improved.

WHICH HOLDINGS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2004?

The stocks that made the strongest positive contributions to the Portfolio's performance in 2004 were TXU, Coca-Cola, Sprint, Eli Lilly, and Cardinal Health. In some cases, stocks provided negative performance but were underweighted in the Portfolio and therefore made the net contribution to return positive.

WHICH HOLDINGS WERE THE WEAKEST CONTRIBUTORS?

The five stocks whose contributions detracted the most from the Portfolio's performance in 2004 were eBay, Pfizer, Merck, Altria Group, and Texas Instruments. In some cases, stocks provided positive performance but were underweighted in the Portfolio and therefore made the net contribution to return negative.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES IN 2004?

During 2004, the Portfolio underwent a manager change. Portfolio holdings increased from approximately 100 stocks to approximately 550. The management style changed from traditional fundamental to quantitative, with a large emphasis on managing risk relative to the benchmark.

In 2004, the Portfolio's largest purchases were American International Group, Pfizer, ExxonMobil, Verizon Communications, and ChevronTexaco. The largest sales were 3M, Boston Scientific, Goldman Sachs Group, Dell, and Morgan Stanley.

The Portfolio uses a quantitative model whose primary inputs include price-to-cash-flow, earnings trends, earnings quality, and price trends. Security selection for the Portfolio is based on a combination of these factors. In some cases, stocks are included in the Portfolio for diversification and risk-control purposes, even if the stocks score poorly in the model.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE S&P 500(R) INDEX AT YEAR-END 2004?

As of December 31, 2004, the Portfolio's most significantly underweighted positions relative to the S&P 500(R) Index* were in the consumer staples and consumer discretionary sectors. The Portfolio's most significantly overweighted positions were in financials and telecommunication services.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

President Bush has suggested that he will address a number of issues during his second term. His stance on social security reform, health care, energy, defense, budget deficits, tax reform, and deregulation could affect the markets in a number of ways. In 2005, the markets will also have to respond to changing oil prices and employment trends. Security selection will continue to be based on the Portfolio's quantitative model, whatever the markets or the economy may bring.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

1. Performance percentages reflect total returns of the indicated securities for the 12 months ended December 31, 2004, or the period the securities were held in the Fund, if shorter. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-19

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                   ONE    FIVE      SINCE
TOTAL RETURNS                      YEAR   YEARS   INCEPTION
-----------------------------------------------------------
After Portfolio operating
  expenses                         6.11%  2.11%    8.59 %

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE           CREDIT SUISSE FIRST BOSTON
                                                                         PORTFOLIO                 CONVERTIBLE SECURITIES INDEX
                                                                  -----------------------          ----------------------------
10/1/96                                                                    10000                              10000
                                                                           10389                              10296
                                                                           11991                              12038
                                                                           12529                              12827
                                                                           17789                              18248
                                                                           16896                              16820
                                                                           16529                              15740
                                                                           15222                              14460
                                                                           18606                              18507
12/31/04                                                                   19742                              19887

-- MainStay VP Convertible Portfolio      -- Credit Suisse First Boston Convertible
                                             Securities Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                   ONE    FIVE      SINCE
TOTAL RETURNS                      YEAR   YEARS   INCEPTION
-----------------------------------------------------------
After Portfolio operating
  expenses                         5.85%  1.86%    8.33 %

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE           CREDIT SUISSE FIRST BOSTON
                                                                         PORTFOLIO                 CONVERTIBLE SECURITIES INDEX
                                                                  -----------------------          ----------------------------
10/1/96                                                                    10000                              10000
                                                                           10382                              10296
                                                                           11954                              12038
                                                                           12461                              12827
                                                                           17652                              18248
                                                                           16728                              16820
                                                                           16325                              15740
                                                                           14998                              14460
                                                                           18287                              18507
12/31/04                                                                   19357                              19887

-- MainStay VP Convertible Portfolio      -- Credit Suisse First Boston Convertible
                                             Securities Index

                                                               ONE     FIVE     SINCE
BENCHMARKS                                                     YEAR   YEARS   INCEPTION

Credit Suisse First Boston(TM) Convertible Securities Index*   7.46%  1.74%     8.69%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (10/1/96) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-20   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       7/1/04        12/31/04       PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                 $1,000.00     $1,053.70       $3.41       $1,021.70       $3.35
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                 $1,000.00     $1,052.45       $4.69       $1,020.45       $4.62
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                        70.1%
Short-Term Investments (collateral from securities lending
  is 11.3%)                                                              19.8
Convertible Preferred Stocks                                             13.2
Common Stocks                                                             6.9
Corporate Bond                                                            1.1
Liabilities in Excess of Cash and Other Assets                          -11.1

See Portfolio of Investments on page M-127 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger Ltd. 1.50%, due 6/1/23
 2.  Tyco International Group S.A. 2.75%, due 1/15/18
 3.  Pride International, Inc. 2.50%, due 3/1/07
 4.  Whole Foods Market, Inc. (zero coupon), due
     3/2/18
 5.  Teva Pharmaceutical Industries Ltd. 0.375%, due
     11/15/22
 6.  Cooper Cameron Corp. 1.50%, due 5/15/24
 7.  Lehman Brothers Holdings, Inc.
     Series HAL 0.25%, due 9/25/10
 8.  Hilton Hotels Corp. 3.375%, due 4/15/23
 9.  Lehman Brothers Holdings, Inc.
     Series TXU 1.00%, due 11/3/11
10.  BJ Services Co. 0.3954%, due 4/24/22

                                                  www.mainstayfunds.com     M-21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Edward Silverstein of MacKay Shields LLC

MAINSTAY VP CONVERTIBLE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests at least 80% of its assets in convertible securities. It may also purchase high-yield debt, nonconvertible debt, equities, U.S. government securities, and cash or cash equivalents. The Portfolio takes a flexible approach by investing in a broad range of securities from a variety of companies and industries. In selecting securities, the subadvisor may consider the potential return of the underlying common stock, credit risk, projected interest return, and the premium of the convertible security relative to the underlying common stock.

During the first half of 2004, Edward Silverstein, who had formerly served as a co-Portfolio Manager, assumed the role of lead Portfolio Manager. Thomas Wynn has resigned from MacKay Shields LLC.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Convertible Portfolio returned 6.11% for Initial Class shares and 5.85% for Service Class shares. Both share classes underperformed the 8.58% return of the average Lipper* Convertible Securities Portfolio over the same period. Both share classes underperformed the 7.46% return of the Credit Suisse First Boston(R) Convertible Securities Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT SIGNIFICANT FACTORS AFFECTED THE MARKET FOR CONVERTIBLE SECURITIES DURING 2004?

As hybrid securities, convertible bonds are influenced by the performance of the broad fixed-income market and by the performance of the underlying equities into which the convertible bonds can be converted. The major fixed-income and equity indices posted gains for 2004, which moved the convertible bond market higher. In addition, the tightening of credit spreads versus Treasuries added to the performance of straight-corporate and convertible bonds during the year.

WHY DID THE PORTFOLIO UNDERPERFORM?

Lehman Brothers data shows that non-investment-grade convertible bonds rose 12.6% in 2004, compared to investment-grade bonds, which rose only 5.6%. The Portfolio was overweighted in investment-grade securities and had an overall credit rating higher than the market average. Although the credit-quality weighting detracted from performance, security selection enhanced the Portfolio's performance in 2004. The Portfolio was significantly overweighted in the energy sector and underweighted in technology. In 2004, convertible bonds issued by energy-related companies increased 9.8% and technology-related convertible bonds increased only 6.6%. Most of the underperformance that resulted from the Portfolio's higher credit quality occurred during the first quarter of 2004. For the final three quarters of the year, the Portfolio performed roughly in line with its benchmark, even managing to eek out a slight outperformance.

HOW DID RISING INTEREST RATES AFFECT THE PERFORMANCE OF THE PORTFOLIO?

Despite a series of tightening moves by the Federal Open Market Committee, interest rates have remained at levels close to their historical lows. For this reason, we believe that interest rates can almost only move in one direction--higher. To accommodate this view, we have structured the Portfolio to minimize any negative impact from rising interest rates. We chose to divest interest-rate-sensitive bonds, including bonds with low equity sensitivity, long-term maturities, or both. We also overweighted bonds with higher equity sensitivity and those with put features that significantly reduce effective duration. This positioning had little impact on the Portfolio in 2004, since the changes in interest rates were not significant. Since we believe that an economic recovery, a growing budget deficit, and a depressed dollar could all push interest rates higher, we believe the Portfolio is well positioned for the foreseeable future.

DID THE PORTFOLIO HAVE A PARTICULAR SECTOR EMPHASIS IN 2004?

The Portfolio's largest investment area and most significant market overweight remains energy, specifically energy equipment & services. The prospects for the energy sector have not been better since the 1970s, and we believe that companies in energy services will continue to outperform the general market for the next two years or longer. The demand for oil, particularly from Asian countries engaged in rapid industrialization, has absorbed most of the capacity of the world's oil-producing nations. Supply

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-22   MainStay VP Series Fund, Inc.

and demand are in relatively tight balance, and demand should continue to increase while producers struggle to keep pace. The prospect of a continuing tight market--coupled with the fear of supply disruption from the Middle East--has kept oil and gas prices at high levels. These elevated prices have acted as a strong incentive for oil companies to increase their spending on equipment and services, to increase production from existing reservoirs, and to find and exploit new fields.

The Portfolio is heavily invested in equipment and service providers, such as Schlumberger, Halliburton, Pride International, and Cooper Cameron. We believe that these companies stand to gain the most from a prolonged period of high energy prices. In 2004, the strongest performer in this group was Halliburton. Not only did the company benefit from the improved energy outlook, but Halliburton also reached a successful resolution in an asbestos-related law suit that posed substantial financial risk. With that cloud lifted, investors focused on the core business--oil services--and drove Halliburton's shares and convertible bonds higher.

WERE THERE OTHER SIGNIFICANT HOLDINGS IN THE PORTFOLIO?

Another key investment in 2004 was Tyco International. The shares and convertible bonds did very well when the company demonstrated to investors that its operations and financial health had been restored. The Portfolio also benefited from convertible bonds issued by Whole Foods Markets. The bonds rose nicely as the company continued to post stellar increases in same-store and total sales. The company's management is well regarded, and the balance sheet is pristine. Indeed, there is more cash on the books than there are convertible bonds outstanding. The convertible bonds are the company's only debt. The company's shares, however, are not cheap, and they are volatile because the company provides no earnings outlook for future periods. We believe that the solid fundamentals outweigh these risks, and the Portfolio continues to hold the bonds.

WHICH HOLDINGS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2004?

Although the Portfolio was approximately market-weighted in health care, several of its health care holdings showed poor performance. The Portfolio owned common stock of Merck and Pfizer. Shares of both companies declined when investors learned that Vioxx and Celebrex might pose cardiovascular risks for long-time users. We continue to hold shares of Merck, since we believe that investors have overestimated the potential litigation risk related to the sale of Vioxx. Teva Pharmaceutical Industries' convertible bonds also detracted from the Portfolio's performance. Although the decline in the bonds was modest, the Portfolio's substantial position weighed on the Portfolio's performance. The company had outstanding operational results and handily beat earnings expectations each quarter. Unfortunately, earnings shortfalls at other generic-drug companies led investors to sell Teva Pharmaceutical Industries' shares on concerns that the company might not be immune to the problems of its competitors. We used the weakness in the stock as an opportunity to add to the Portfolio's position, and Teva Pharmaceutical Industries' convertible bonds remain a key Portfolio holding.

WHAT WERE SOME SIGNIFICANT PURCHASES DURING 2004?

We've already mentioned several, including Schlumberger, Pride International, Cooper Cameron, and Whole Foods Markets. Another significant purchase was TXU, which was valued at a significant discount to the electric utility group, largely because of a heavy debt burden from noncore acquisitions. A new CEO, a restructuring plan, and efforts to deleverage the company attracted us to TXU convertible bonds--and later to a synthetic bond that would convert to TXU common stock when the original bonds were called as part of the restructuring. TXU successfully executed its plans and announced that earnings for 2004 and 2005 would be significantly higher than analysts' estimates. This, in turn, led to a substantial rise in TXU's stock and convertible bonds.

Although Goodyear Tire was widely disliked by some analysts, we believed that Goodyear Tire's prospects were improving and bought the common stock for the Portfolio. We held the stock until June, when the company issued convertible bonds, which we subsequently purchased. The shares rose approximately 50% from the Portfolio's initial purchase price. We recently sold half of the Portfolio's position in the convertible bonds because we felt that the stock was approaching full value.

Sirius Satellite Radio's successful strategies for acquiring content (NFL football), talent (Howard Stern), and distribution (new auto-manufacturer and retail deals) served as catalysts to push the company's common stock and convertible bonds higher in the fall of 2004. We bought the convertible bonds for the Portfolio on the day we learned of the signing of

                                                  www.mainstayfunds.com     M-23

Stern. We believed that news of Stern's departure from conventional radio to satellite would ignite interest in Sirius Satellite Radio.

WHICH SECURITIES DID THE PORTFOLIO SELL IN 2004?

We sold the Portfolio's holdings in Mandalay Resorts in June, after the company accepted an all-cash takeover offer from MGM Mirage. Given the nature of the offer, there was little upside in Mandalay Resorts' convertible bonds once the offer was announced.

We sold the Portfolio's Sirius Satellite Radio bonds in November, when they had nearly doubled in value just two months after they were purchased. Once Stern agreed to abandon conventional radio for satellite, Sirius Satellite Radio announced that it had also landed Mel Karmazin, former CEO of Infinity Radio, to become the company's new CEO. Market euphoria took over, pushing the company's shares to valuation levels that were not supported by current or future cash-flow and earnings prospects.

We sold convertible preferred shares of Prudential Financial in November, after the shares rose substantially, moving price-to-earnings and price-to-book ratios to levels that have represented peaks in the company's past cycles. Bonds of Officemax and Dominion were called at the discretion of the respective companies and converted into shares of common stock. In both cases, we sold the shares shortly after the conversion. We sold Health Management Associates bonds in September, when it became increasingly apparent to us that the company would be unable to meet investor's targets for near-and longer-term earnings and cash-flow growth.

HAS THE PORTFOLIO CHANGED ITS BENCHMARK?

As of December 2004, Credit Suisse First Boston discontinued publication of the Credit Suisse First Boston(TM) Convertible Securities Index.* Going forward, the Portfolio will measure itself against the Merrill Lynch All Convertibles Securities Index.*

WHAT IS YOUR OUTLOOK GOING FORWARD?

With the U.S. presidential election behind us and the price of crude oil down 20%, we see continued investor optimism leading to higher equity and convertible bond markets in 2005, as long as foreign terrorists stay away from American soil. Although, rising interest rates may weigh slightly on convertible instruments, we believe that even a modest rise in equity prices could offset this potential headwind. An easing of hostilities in Iraq and reduced American involvement in that situation could serve as a positive catalyst for the markets. Barring a major exogenous event, we view the environment for equity and convertible bond markets for 2005 with a positive outlook.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


Certain of the Portfolio's investments have speculative characteristics.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-24   MainStay VP Series Fund, Inc.

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                      ONE      FIVE     TEN
TOTAL RETURNS                         YEAR    YEARS    YEARS
-------------------------------------------------------------
After Portfolio operating
  expenses                            3.33%    6.71%    6.84%

                                            (after Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOV'T BOND
                                                                         PORTFOLIO                            INDEX
                                                                   ----------------------           --------------------------
12/31/94                                                                   10000                              10000
                                                                           11672                              11834
                                                                           11938                              12162
                                                                           13069                              13328
                                                                           14245                              14641
                                                                           13998                              14314
                                                                           15708                              16210
                                                                           16751                              17382
                                                                           18401                              19380
                                                                           18747                              19837
12/31/04                                                                   19371                              20527

    -- MainStay VP Government Portfolio         -- Lehman Brothers Gov't Bond Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                      ONE      FIVE     TEN
TOTAL RETURNS                         YEAR    YEARS    YEARS
-------------------------------------------------------------
After Portfolio operating
  expenses                            3.07%    6.45%    6.57%

                                            (after Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOV'T BOND
                                                                         PORTFOLIO                            INDEX
                                                                   ----------------------           --------------------------
12/31/94                                                                   10000                              10000
                                                                           11643                              11834
                                                                           11879                              12162
                                                                           12972                              13328
                                                                           14104                              14641
                                                                           13825                              14314
                                                                           15475                              16210
                                                                           16462                              17382
                                                                           18038                              19380
                                                                           18333                              19837
12/31/04                                                                   18895                              20527

    -- MainStay VP Government Portfolio         -- Lehman Brothers Gov't Bond Index

                                                               ONE    FIVE    TEN
BENCHMARK                                                      YEAR   YEARS  YEARS

Lehman Brothers(R) Government Bond Index*                      3.48%  7.48%  7.46%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-25

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       7/1/04        12/31/04       PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                 $1,000.00     $1,035.45       $3.02       $1,022.05       $3.00
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                 $1,000.00     $1,034.20       $4.30       $1,020.80       $4.27
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                       86.5%
Short-Term Investments (collateral from securities lending
  is 16.2%)                                                              35.3
Asset-Backed Securities                                                   5.6
Corporate Bonds                                                           3.7
Mortgage-Backed Securities                                                1.8
Municipal Bond                                                            0.4
Liabilities in Excess of Cash and Other Assets                          -33.3

See Portfolio of Investments on page M-138 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association 6.00%, due
     2/10/35 TBA
 2.  Federal National Mortgage Association 4.50%, due
     7/1/18
 3. Federal Home Loan Mortgage Corporation 5.50%, due 1/1/33
 4. Federal National Mortgage Association 6.625%, due 9/15/09
 5.  Federal National Mortgage Association 5.50%, due
     2/15/20 TBA
 6.  Federal National Mortgage Association 4.50%, due
     11/1/18
 7.  Federal National Mortgage Association 5.00%, due
     11/1/17
 8. Federal Home Loan Mortgage Corporation 5.00%, due 6/1/33
 9.  United States Treasury Bond 6.875%, due 8/15/25
10.  Federal National Mortgage Association 5.50%, due
     11/1/17

 M-26   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Gary Goodenough and Joseph Portera of MacKay Shields LLC.

MAINSTAY VP GOVERNMENT PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests primarily in U.S. government securities, but it may also invest a portion of its assets in mortgage-related and asset-backed securities or other non-U.S. government securities. The Portfolio's investment process includes an analysis of economic trends and an evaluation of factors pertinent to particular issuers and securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Government Portfolio returned 3.33% for Initial Class shares and 3.07% for Service Class shares. Both share classes underperformed the 3.92% return of the average Lipper* Variable Products General U.S. Government Portfolio over the same period. Both share classes also underperformed the Lehman Brothers(R) Government Bond Index,* the Portfolio's benchmark, which returned 3.48% for the 12 months ended December 31, 2004.

The Lipper* Variable Products General U.S. Government universe is far from homogeneous, especially on the dimension of duration. The portfolios that specialize in longer-duration securities outperformed in 2004, and their performance, in turn, skewed the average return higher. Comparing the Portfolio to the category's median, which it outperformed, would give a better picture of how well the Portfolio performed, given its shorter duration.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKET DURING 2004?

The level of interest rates, the pace of economic growth, the price of oil, and the performance of the U.S. dollar relative to other currencies all had an impact on the bond market. The year began with the targeted federal funds rate at an accommodative 1.00%. In the first few months of 2004, it appeared that a tighter monetary policy might inhibit economic growth and lead to deflation. With slack in the labor markets, unutilized manufacturing capacity, and little pricing power in most industries, there appeared to be little risk of the economy overheating. In April, however, uniformly firm economic releases challenged this outlook, and investors began to anticipate a Federal Reserve move to raise interest rates. Consistent with market expectations, the Federal Open Market Committee raised the targeted federal funds rate to 1.25% in June. Additional 25-basis-point tightening moves--in August, September, November, and December--brought the targeted federal funds rate to 2.25% by year-end 2004.

Although the price of oil rose dramatically during the year, inflationary pressures remained relatively subdued. The decline in the U.S. dollar, however, led foreign banks to purchase large blocks of U.S. Treasuries. This move was designed to help keep locally produced goods competitive in the global marketplace.

HOW DID YOU POSITION THE PORTFOLIO IN THIS ENVIRONMENT?

During 2004, we sold about 13% of the Portfolio's holdings in U.S. Treasuries to increase the Portfolio's allocation to agency debentures by 10% and its allocation to mortgage-backed securities by 3%. As of December 31, 2004, the Portfolio was invested 13% in U.S. Treasuries, 37.6% in agency debentures and discount notes, 53.4% in mortgage-backed securities issued by government-sponsored and government-related enterprises, 1.8% in commercial mortgage-backed securities, 5.6% in asset-backed securities, and 3.7% in investment-grade corporate debt.

We typically strive to maintain the Portfolio's duration within 5% (plus or minus) of the median duration in the Lipper* Variable Products General U.S. Government Portfolio universe. We prefer to allow the Portfolio's duration to float within this range, rather than to manage to a duration point. This reduces the need for frequent and costly rebalancing when the duration of the Portfolio's mortgage-backed securities is affected by shifts in interest rates. As of December 31, 2004, the Portfolio's duration was 3.9 years.

We favor securitized products for their high quality, liquidity, and potential yield advantage relative to Treasuries, and we diversify our commitment to the sector across residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. In total, the allocation to non-government-related securities does not exceed 10%. The Portfolio typically seeks to generate yields at least 75 basis points better than the yield of a duration-matched U.S. Treasury security.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-27

HOW DID YOUR POSITIONING AFFECT THE PORTFOLIO'S PERFORMANCE?

Our preference for securities other than U.S. Treasuries had a positive impact on performance. Relative to duration-matched Treasuries, agency debentures provided 78 basis points of excess return over the 12-month period, while residential mortgage-backed securities and asset-backed securities each provided 142 basis points of excess return. These sectors tend to do well when cash flows are more predicable, which can occur when Treasuries are range bound. In 2004, Treasury yields for maturities of five years and longer remained within a fairly tight range that did not exceed 150 basis points from peak to trough.

WHY DID THE PORTFOLIO UNDERPERFORM ITS PEERS IN 2004?

The Portfolio's underperformance was largely due to its duration posture. In April, the Portfolio's duration was longer than that of the median peer portfolio, which made it more sensitive to interest rates as they rose sharply. Since a long duration posture was not consistent with our bearish interest-rate bias, we decided to shift the Portfolio's duration closer to the median duration by selling long Treasuries and buying shorter-duration mortgage-backed securities and agency debentures. Yield trends for the balance of the year, however, did not work in favor of our duration-shortening repositioning. When central banks, many from export-led economies, bought large blocks of Treasuries to stall the appreciation of their currencies against the weaker dollar, Treasury yields for maturities of 10 years and longer fell 30 to 50 basis points between April and year-end. We foresee that the central-bank trade could lose traction as the U.S. dollar strengthens on its own accord in response to economic growth.

HOW DID THE TREASURY YIELD CURVE CHANGE IN 2004?

During the year, the Treasury yield curve pivoted around the 10-year maturity benchmark. Two-year yields rose from 1.8% to 3.1%, five-year yields rose from 3.2% to 3.6%, 10-year yields were basically unchanged at 4.2%, and 30-year yields fell from 5.1% to 4.8%. The narrowing of the yield spread between the two-year and 30-year maturities (or the flattening of the yield curve) resulted from Federal Reserve tightening, reduced inflation expectations, and foreign purchases of U.S. Treasury securities. Since we maintained a neutral yield-curve posture, the reshaping of the yield curve had minimal impact on the Portfolio's performance.

WHAT DO YOU SEE GOING FORWARD?

Although there are a variety of ways to interpret the economic data, we expect the Federal Open Market Committee to raise its federal funds target rate to 3.0% by mid-year 2005. With low interest rates, lower marginal tax rates, modest inflation, firm consumer spending, and stronger corporate confidence, a pick-up in growth as we move into 2005 is a reasonable assumption. We will continue to monitor key economic data, such as payrolls, durable-goods orders, consumer spending, the Consumer Price Index, and inventories, to corroborate our cautiously optimistic economic view.

More Treasury issuance will no doubt be needed to fund the federal budget imbalance. This fact suggests that interest rates may be close to a turning point and explains our decision to remain short-of-neutral on duration. If our view changes, we would probably express it through a moderation of the Portfolio's duration position. With Treasuries yielding, on average, a less-than-stellar 3.7% at year-end, we expect to remain generously exposed to products that typically offer yield advantages. We believe that at year-end breakeven inflation levels, Treasury inflation-protected securities (TIPS) offered limited value relative to nominal Treasuries. If higher inflation expectations caused the yield curve to steepen, we would reassess our view.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed, their prices will fluctuate, and shares, when sold, may be worth more or less than their original cost.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-28   MainStay VP Series Fund, Inc.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                 ONE     FIVE      SINCE
TOTAL RETURNS                    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After Portfolio operating
  expenses                      12.72%   9.15%    10.44%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD        CREDIT SUISSE FIRST BOSTON HIGH
                                                                  CORPORATE BOND PORTFOLIO                 YIELD INDEX
                                                                  ------------------------       -------------------------------
5/1/95                                                                     10000                              10000
                                                                           11006                              10967
                                                                           12895                              12329
                                                                           14575                              13887
                                                                           14963                              13967
                                                                           16885                              14426
                                                                           15895                              13674
                                                                           16675                              14468
                                                                           17017                              14916
                                                                           23207                              19084
12/31/04                                                                   26159                              21365

    -- MainStay VP High Yield Corporate      -- Credit Suisse First Boston High
       Bond Portfolio                        Yield Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                 ONE     FIVE      SINCE
TOTAL RETURNS                    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After Portfolio operating
  expenses                      12.44%   8.90%    10.19%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD        CREDIT SUISSE FIRST BOSTON HIGH
                                                                  CORPORATE BOND PORTFOLIO                 YIELD INDEX
                                                                  ------------------------       -------------------------------
5/1/95                                                                     10000                              10000
                                                                           10988                              10967
                                                                           12844                              12329
                                                                           14483                              13887
                                                                           14834                              13967
                                                                           16701                              14426
                                                                           15686                              13674
                                                                           16418                              14468
                                                                           16718                              14916
                                                                           22744                              19084
12/31/04                                                                   25574                              21365

    -- MainStay VP High Yield Corporate      -- Credit Suisse First Boston High
       Bond Portfolio                        Yield Index

                                                               ONE    FIVE     SINCE
BENCHMARK                                                      YEAR   YEARS  INCEPTION

Credit Suisse First Boston(TM) High Yield Index*              11.95%  8.17%      8.17%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-29

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,098.75           $3.11           $1,022.05           $3.00
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,097.60           $4.43           $1,020.80           $4.27
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                         59.2%
Short-Term Investments (collateral from securities lending
  is 7.5%)                                                              26.7
Foreign Corporate Bonds                                                  7.9
Yankee Bonds                                                             3.8
Convertible Bonds                                                        3.1
Common Stocks                                                            2.3
Preferred Stocks                                                         1.4
Loan Assignments & Participations                                        1.2
Convertible Preferred Stocks                                             0.4
Warrants                                                                 0.1
Liabilities in Excess of Cash and Other Assets                          -6.1

See Portfolio of Investments on page M-145 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedGlobalCom, Inc.
 2.  El Paso Production Holding Co. 7.75%, due 6/1/13
 3.  Sovereign Real Estate Investment Corp. 12%
 4.  Petroleum Geo-Services ASA 10.00%, due 11/5/10
 5.  Goodyear Tire & Rubber Co. (The) 11.00%, due
     3/1/11
 6.  Ono Finance PLC 10.50%, due 5/15/14
 7.  Rainbow National Services LLC 10.375%, due
     9/1/14
 8.  Calpine Corp. 8.50%, due 7/15/10
 9.  Cedar Brakes II LLC 9.875%, due 9/1/13
10.  LSI Logic Corp. 4.00%, due 11/1/06

 M-30   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald E. Morgan, CFA, and J. Matthew Philo, CFA, of MacKay Shields LLC.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or, if unrated, that we consider to be of comparable quality. In implementing this strategy, we seek to identify investment opportunities based primarily on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero-coupon bonds, U.S. government securities, convertible corporate bonds, and loan participation interests. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.(1)

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP High Yield Corporate Bond Portfolio returned 12.72% for Initial Class shares and 12.44% for Service Class shares. Both share classes outperformed the 9.84% return of the average Lipper* Variable Products High Current Yield Portfolio over the same period. Both share classes also outperformed the 11.95% return of the Credit Suisse First Boston(TM) High Yield Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT TRENDS CONTRIBUTED TO THE STRONG PERFORMANCE OF THE HIGH-YIELD MARKET IN 2004?

The robust performance of the high-yield bond market was fueled by positive fundamental and technical factors. Investors were encouraged that high-yield default rates continued to decline from their peak in 2002 and that an ongoing economic recovery was increasing the likelihood that high-yield issuers would meet their debt obligations. In 2004, the ability of issuers to refinance their high-yield debt at more-attractive interest rates resulted in frequent tenders. (A tender is a payment for bonds called prior to maturity.) The combination of refinancing activity and lower default rates significantly decreased the difference in yield between high-yield bonds and comparable investment-grade bonds. Such a decrease is referred to as spread tightening. Spreads between high-yield bonds and comparable Treasuries also tightened and approached historical lows. During the year, the Federal Reserve increased the targeted federal funds rate by 25 basis points in June--and by the same amount in each of August, September, November, and December. All of these moves were widely anticipated, and each was priced into the market by the time the Federal Open Market Committee actually took action.

WHICH INDUSTRIES WERE PARTICULARLY STRONG OR WEAK?

Most industries in the high-yield market had positive results for the year, except airlines. The top-performing industries were steel, restaurants, and building materials. The worst industries were airlines, consumer durables, and environmental services. The Portfolio held an overweighted position in airlines in 2004, which hurt performance relative to the benchmark. Consumer durables and restaurants are industries that the Portfolio continues to underweight since few companies in these sectors meet our process on a cash-flow or asset-coverage basis. Our underweighted position in consumer durables helped the Portfolio's performance while our underweighted exposure to restaurants hindered performance.

WHAT EFFECT DID THESE MARKET TRENDS HAVE ON THE FUND?

With high-yield spreads near their historical lows, we kept cash levels in the Portfolio higher than usual

1. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-31
during 2004. We found only a limited number of attractive buying opportunities, and we had some concerns regarding the quality of newly issued securities. The Portfolio also experienced higher-than-normal tenders from bond issuers, which further added to the Portfolio's cash position.

HOW DID YOU POSITION THE PORTFOLIO FROM A SECTOR OR INDUSTRY PERSPECTIVE?

We are bottom-up investors, so the Portfolio's exposure to various sectors and industries is primarily the result of individual security selection. During the 12 months ended December 31, 2004, we reduced the Portfolio's exposure to utilities, print media, telecommunications, and information technology. We increased the Portfolio's absolute weightings in bonds issued by services, real-estate-development, and automotive companies. At the end of December 2004, the Portfolio's largest overweighted positions relative to the Credit Suisse First Boston(TM) High Yield Index* were in airlines, broadcasting, and information technology. At the same time, the Portfolio held underweighted positions relative to its benchmark index in telecommunications, manufacturing, and utilities.

DID YOU ADJUST THE PORTFOLIO'S DURATION POSITIONING DURING THE PERIOD?

As bottom-up investors, duration is primarily a residual of our investment process. We believe that high-yield bonds have risk and reward characteristics similar to those of equities. For this reason, traditional fixed-income strategies, such as yield-curve positioning, maturity structure, and duration management, are not the focal point of our investment process. Nevertheless, we believe that duration may have a greater impact in the coming year, since yields are at record lows. Because of our concern that the Federal Open Market Committee would continue to raise the targeted federal funds rate, we actively reduced the Portfolio's duration to 10% lower than the benchmark. While rising interest rates might have a negative impact on the Portfolio, we would expect the effects to be less than the related impact on investment-grade debt. Over the 12-month reporting period, the yield on the 10-year Treasury bond declined slightly from 4.25% to 4.22%. During that time, however, the 10-year Treasury yield hit a high of 4.87% and a low of 3.68%. Over the same period, high-yield bonds rallied, with the yield on the Credit Suisse First Boston(TM) High Yield Index falling from 7.78% to 6.99%. (The term "rally" is used because bond prices tend to rise when yields fall.)

WHAT WERE SOME OF THE PORTFOLIO'S STRONG PERFORMERS IN 2004?

The top performers for the year were Ono Finance, UnitedGlobalCom, and Goodyear Tire & Rubber. Ono Finance, a Spanish cable company, generally showed strong performance, and the value of the company's securities received a boost in mid-November from a public offer by a competitor. United-GlobalCom is a cable company that provided the Portfolio with new securities as part of a restructuring at the end of 2003. Goodyear Tire & Rubber, the well-known tire company, benefited by following through on its operational turnaround.

WERE THERE OTHER AREAS OF STRENGTH IN THE PORTFOLIO?

Utility securities make up the Portfolio's largest industry position. Several of the Portfolio's utility holdings showed strong performance in 2004. ANR Pipeline, El Paso-Cedar Brakes, El Paso Corporation, El Paso Production, and Mirant Americas Generation each outperformed the utility portion of the Credit Suisse First Boston(TM) High Yield Index.*

WERE THERE ANY HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

Airlines were punished for most of the year as oil prices climbed higher. The industry rebounded throughout the fourth quarter of 2004, when oil prices eased. The Portfolio's holdings in Delta were among the top performers for the fourth quarter. The airline reached a settlement with their pilots' union late in October, which alleviated concerns that Delta might file for bankruptcy (at least in the near term). As the year ended, Delta introduced new pricing that was quickly matched by other carriers. The effects of this strategy remain to be seen.

Other weak performers for the year included Lumbermens Mutual Casualty, an insurance company that defaulted in 2003, and Collins and Aikman, a supplier of automotive-interior systems.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-32   MainStay VP Series Fund, Inc.

DID YOU MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?

In 2004, we initiated positions in several securities. Significant additions to the Portfolio included issues of El Paso Production Holdings, Goodyear Tire & Rubber, Ono Finance, and Tembec Industries. We eliminated Portfolio holdings in TDL Infomedia Group, Commonwealth Aluminum, and Universal City Development Partners.

WHAT DO YOU ANTICIPATE FOR THE HIGH-YIELD BOND MARKET GOING FORWARD?

We believe that with spreads around 300 basis points over Treasuries, the high-yield market may have approached fair value. We are becoming concerned that at the levels we see in the market, the Portfolio may not be adequately compensated for both interest-rate risk and credit risk. We are raising the Portfolio's exposure to floating-rate debt and are actively selling bonds that have reached our price targets. Cash levels, which are higher than normal, may remain elevated during the next few months until we see a correction in high-yield securities. Although a large cash position certainly could impede the management of an equity portfolio, in our opinion, the opportunity cost of cash versus high-yield securities (which are currently yielding 7% or less) is not as great as the potential cost of deviating from our process to lower the cash level of the Portfolio. We will use the Portfolio's cash position tactically to take quick action as opportunities arise, particularly in the secondary market.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-33

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                 ONE     FIVE      SINCE
TOTAL RETURNS                    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After Portfolio operating
  expenses                      17.34%   0.54%     7.50%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
5/1/95                                                                     10000                              10000
                                                                           10696                              10522
                                                                           11823                              11158
                                                                           12434                              11356
                                                                           15308                              13627
                                                                           19603                              17302
                                                                           16062                              14850
                                                                           13810                              11666
                                                                           13200                               9807
                                                                           17160                              13590
12/31/04                                                                   20136                              16342

    -- MainStay VP International Equity Portfolio             -- MSCI EAFE Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                 ONE     FIVE      SINCE
TOTAL RETURNS                    YEAR    YEARS   INCEPTION
----------------------------------------------------------
After Portfolio operating
  expenses                      17.05%   0.29%     7.24%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
5/1/95                                                                     10000                              10000
                                                                           10678                              10522
                                                                           11775                              11158
                                                                           12354                              11356
                                                                           15172                              13627
                                                                           19381                              17302
                                                                           15844                              14850
                                                                           13588                              11666
                                                                           12956                               9807
                                                                           16803                              13590
12/31/04                                                                   19668                              16342

    -- MainStay VP International Equity Portfolio             -- MSCI EAFE Index

                                                               ONE    FIVE     SINCE
BENCHMARK                                                      YEAR   YEARS  INCEPTION

MSCI EAFE(R) Index*                                           20.25%  -1.13%   5.21%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-34   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       7/1/04        12/31/04       PERIOD      EXPENSES)       PERIOD
------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                                 $1,000.00     $1,140.95       $5.33       $1,020.05       $5.03
------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                                 $1,000.00     $1,139.70       $6.67       $1,018.80       $6.29
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           82.4%
Short-Term Investments (collateral from securities lending
  is 3.9%)                                                               5.4
Cash and Other Assets (less liabilities)                                 4.7
Investment Companies                                                     3.8
Warrants                                                                 2.5
Preferred Stock                                                          1.2

See Portfolio of Investments on page M-162 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Deutsche Boerse AG
 3.  Nestle S.A. Registered
 4.  Canon, Inc.*
 5.  UBS AG Registered*
 6.  Diageo PLC*
 7.  Bayerische Motoren Werke AG
 8.  TPG N.V.
 9.  NTT DoCoMo, Inc.*
10.  Ryanair Holdings PLC

* Security traded on more than one exchange.

                                                  www.mainstayfunds.com     M-35

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Rupal J. Bhansali of MacKay Shields LLC.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks to generate competitive risk-adjusted returns by investing in quality companies that we believe are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers who do business mainly outside the U.S. We invest in countries with established economies, as well as emerging-market countries that we believe present favorable opportunities. In implementing this strategy, we utilize a bottom-up, stock-picking investment discipline. Proprietary, quantitative, and qualitative tools are used to identify attractive companies. Particular attention is paid to cash flow, return on invested capital, and management's demonstrated ability to create shareholder value.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP International Equity Portfolio returned 17.34% for Initial Class shares and 17.05% for Service Class shares. Both share classes underperformed the 17.94% return of the average Lipper* Variable Products International Core Portfolio over the same period. Both share classes underperformed the 20.25% return of the Morgan Stanley Capital International EAFE(R) Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

We attribute the Portfolio's relative underperformance to our bottom-up investment approach, which emphasizes companies with high returns on invested capital--a profile that happened to be out of favor in 2004. The Portfolio's holdings in consumer staples and utilities provided the greatest positive contribution to absolute performance in 2004. Business-services companies detracted from absolute performance.

WHAT SIGNIFICANT FACTORS AFFECTED THE MARKET FOR INTERNATIONAL STOCKS IN 2004?

In Japan, the official view of the government and the Bank of Japan is that the country's economy is on course to enter a sustainable growth path. For the government's rosy scenario to occur, however, the strength of the corporate sector needs to be transmitted to households. Unfortunately, household incomes have remained weak.

In Europe, economic news has been mixed. The euro hit a record high versus the U.S. dollar in November 2004, and the European Central Bank has not indicated concern regarding the strength of the currency. We believe that the European Central Bank is content to let the euro do its job by reducing pricing pressures. This strategy, however, may have a negative impact on exporters.

HOW DID YOU POSITION THE PORTFOLIO IN THIS ENVIRONMENT?

As always, we remained focused on the fundamental analysis of individual businesses rather than any view on the markets. This approach has directed the Portfolio toward high-dividend-yielding utilities and consumer staples and underweighting tech and telecommunication services and Japanese stocks.

WHICH INDUSTRY GROUPS WERE STRONG AND WEAK PERFORMERS IN 2004?

The equity market's advance was broad based. As measured by the MSCI EAFE Index,* utilities and energy were the best-performing industry groups. Each advanced more than 25% in U.S. dollars in 2004.(1) Semiconductors & semiconductor equipment was the worst-performing industry group, declining by 18% in U.S. dollars for the year.

WHICH PORTFOLIO HOLDINGS WERE STRONG PERFORMERS IN 2004?

Strong performers included European utilities and a United Kingdom-based food retailer. Snam Rete Gas is an Italian gas-transmission concern. The company is a highly regulated monopoly. The Portfolio holds Snam Rete Gas because increased demand from consumers and generators of electricity is creating a need for additional gas infrastructure. Tesco, a United Kingdom-based food retailer, benefited when sales continued to increase and earnings results surpassed expectations, which helped push the stock higher.

1. Performance percentages reflect total returns of the industry groups mentioned for the 12 months ended December 31, 2004. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-36   MainStay VP Series Fund, Inc.

WHICH SECURITIES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2004?

Weak performers included two business-services companies based in Europe. Rentokil Initial, a global business-services company operating in over 40 countries, found itself under pressure when competition forced margins lower. We sold the Portfolio's entire position in the company. Compass Group operates as an international food-services company. The company provides contract and concession catering in more than 90 countries. Compass Group warned that earnings would fall short of expectations in 2004.

WHAT WERE SOME SIGNIFICANT PURCHASES FOR THE PORTFOLIO IN 2004?

Ryanair, the largest low cost airline servicing destinations throughout Europe was added to the portfolio in 2003. We continued to increase the position during 2004 as competition and fuel prices increased. Given the size and strength of Ryanair, it is only a matter of time until some smaller competitors call it quits. In the latest reporting period, fares did not decline as much as expected and in turn earnings were better. In addition, Ryanair is continuing to grow passenger ancillary revenues by selling a variety of services and products on their web site and aircraft.

Hannover Rueckversicherung operates globally offering life, health, accident and property insurance. The company had positive confirmation on the state of the renewals for property and casualty lines of business. Overall, expectation of stable rates with marginal positive and negative on some lines has been confirmed. More importantly, the CEO is anticipating another strong renewals year for property and two more for casualty. The underwriting discipline continues and deductible levels and claims inflation is still protecting the business.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO ITS BENCHMARK AT YEAR-END 2004?

The Portfolio uses a bottom-up stock selection process. All sector weightings are a residual of this process, and do not reflect top-down industry, country, or regional selections. As of December 31, 2004, the Portfolio held overweighted positions relative to the MSCI EAFE(R) Index* in defensive sectors, such as consumer staples and utilities, with an overweighted position in diversified financials. Underweighted positions included telecommunication services, banks, and basic resources. At year-end, the Portfolio was market-weighted in pharmaceuticals.

At year-end 2004, we found Japanese investments less compelling than those in other Asian nations and Europe. As a result, the Portfolio is underweighted in Japan. Even so, the level of underweight has decreased as we have recently found businesses in Japan that meet all of our criteria for ownership in the Portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Overall, we remain cautiously optimistic. The Portfolio has holdings in companies that we believe are well positioned in their respective sectors to generate returns above their cost of capital. The ability to manage capital efficiently is an important aspect of good management. We remain alert to opportunities and would be willing to purchase shares of businesses in underweighted sectors/regions.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in U.S. or foreign tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Because of its trading strategies, the Portfolio may experience a portfolio turnover rate of more than 100%.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-37

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                          ONE       SINCE
TOTAL RETURNS                             YEAR    INCEPTION
-----------------------------------------------------------
After Portfolio operating
  expenses                               22.27%     9.10%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9414                               9626
                                                                            8197                               8068
                                                                           11102                              11300
12/31/04                                                                   13574                              13585

      -- MainStay VP Mid Cap Core Portfolio                 -- Russell Midcap Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                          ONE       SINCE
TOTAL RETURNS                             YEAR    INCEPTION
-----------------------------------------------------------
After Portfolio operating
  expenses                               21.96%     8.83%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9402                               9626
                                                                            8167                               8068
                                                                           11032                              11300
12/31/04                                                                   13456                              13585

      -- MainStay VP Mid Cap Core Portfolio                 -- Russell Midcap Index

                                                               ONE      SINCE
BENCHMARK                                                      YEAR   INCEPTION

Russell Midcap(R) Index*                                      20.22%    9.15%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-38   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,150.20           $5.30           $1,020.10           $4.98
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,148.95           $6.64           $1,018.85           $6.24
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           95.4%
Investment Companies                                                     4.1
Cash and Other Assets (less liabilities)                                 0.5

See Portfolio of Investments on page M-170 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  S&P MidCap 400 Index-MidCap SPDR Trust, Series 1
 2.  DIAMONDS Trust, Series 1
 3.  Apple Computer, Inc.
 4.  Eastman Kodak Co.
 5.  Xerox Corp.
 6.  Valero Energy Corp.
 7.  Edison International
 8.  Georgia-Pacific Corp.
 9.  Limited Brands, Inc.
10.  Phelps Dodge Corp.

                                                  www.mainstayfunds.com     M-39

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

MAINSTAY VP MID CAP CORE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to those of companies in the Russell Midcap(R) Index. The Portfolio invests primarily in common stocks of U.S. companies. We seek those mid-cap companies that we believe will outperform the average of the mid-cap universe. In implementing this strategy, we employ a quantitative management approach that uses a proprietary model to rank stocks. The model focuses on value, earnings, and behavioral characteristics in the market. We generally invest in stocks that rank in the top 50% of the universe, considering the financial strength of the issuer and the potential for strong, long-term earnings growth.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Mid Cap Core Portfolio returned 22.27% for Initial Class shares and 21.96% for Service Class shares. Both share classes outperformed the 16.47% return of the average Lipper* Variable Products Mid-Cap Core Portfolio over the same period. Both share classes outperformed the 20.22% return of the Russell Midcap(R) Index, the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT MAJOR FACTORS INFLUENCED THE EQUITY MARKETS IN 2004?

All broadly watched equity indices ended the year with positive returns. Small- and mid-capitalization stocks generally outperformed large capitalization issues in 2004, and the market favored value stocks over growth stocks at all capitalization levels. After considerable turbulence earlier in the year, the markets responded favorably after the presidential election. Job growth, record-high oil prices, and the declining value of the dollar all affected investor decisions during the year.

HOW DID THESE MARKET FORCES AFFECT THE PORTFOLIO?

The high price of oil was one of the biggest factors affecting the markets in 2004. This made the energy sector one of the Portfolio's top performers. The positive impact was intensified because the Portfolio held an overweighted position in energy stocks. Apple Computer's iPod music player was one of the most popular consumer products of 2004. The Portfolio was overweighted in Apple Computer, which along with Autodesk, helped make the information technology sector the Portfolio's top contributor to performance.

WHAT ACCOUNTED FOR THE PORTFOLIO'S STRONG PERFORMANCE RELATIVE TO ITS BENCHMARK?

The Portfolio outperformed the Russell Midcap(R) Index* with better stock selection and more favorable weightings in most sectors. The only sectors that detracted from performance relative to the benchmark were financials, health care, and consumer staples. Top individual stocks that helped performance included TXU, Monsanto, and J.C. Penney.

DID YOU MAKE ANY SIGNIFICANT PORTFOLIO MANAGEMENT DECISIONS IN 2004?

Our decision to maintain overweighted positions in the consumer discretionary, utilities, materials, industrials, energy, and telecommunication services sectors served to help the Portfolio's relative performance. Our decision to hold an underweighted position in financials detracted from performance when the sector showed relatively strong results for the year.

WHICH STOCKS WERE THE PORTFOLIO'S STRONGEST PERFORMERS IN 2004?

From a total-return perspective, Autodesk (+209.6%) was particularly strong, The company benefited from strong sales, improved gross margins, and positive foreign-currency effects. Apple Computer (+201.4%) soared on strong iPod sales. TXU (+177.3%) is a Texas power company that benefited from higher energy trading activity. Monsanto (+96.0%) is an agricultural-products company that saw strong earnings and strong sales of seed and genetically engineered products. Finally, Starwood Hotels & Resorts Worldwide (64.7%) advanced on increased sales from its hotel and leisure properties.

WHICH STOCKS WERE WEAK PERFORMERS IN 2004?

Sanmina-SCI (-32.8%) is a global provider of electronics-manufacturing services. The stock fell when Morgan Stanley reduced its earnings estimates for the company. Biogen Idec (+72.3%) was a strong performer but hurt relative performance, since the stock was underweighted in the Portfolio. Sears Roebuck (+14.6%) performed relatively well, but with purchases and sales throughout the year, the stock

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-40   MainStay VP Series Fund, Inc.

detracted from the Portfolio's overall performance. Lucent Technologies (+33.1%) was a strong performer that was underweighted in the Portfolio. Humana (+29.9%) had strong results, but detracted from performance because of the timing of purchases and sales throughout the year.

WHAT STOCKS DID THE PORTFOLIO PURCHASE IN 2004?

The Portfolio added a new position in photography company Eastman Kodak. Earnings for the company started to recover in 2004. Limited Brands, a women's clothing retailer, was another company that we added to the Portfolio. The company's sales growth was impressive for the year, and as with Eastman Kodak, the company's earnings had been on the rise.

WHICH STOCKS DID THE PORTFOLIO SELL DURING THE YEAR?

Significant sales included Coach and Juniper Networks. Coach, a producer of leather and mixed-material products, experienced tremendous earnings growth in the past few years. The stock price rose to the point where the company no longer appeared to be a good value. The stock price of Juniper Networks, a designer and provider of Internet-protocol network-infrastructure solutions, also rose far enough to suggest that the company was no longer undervalued.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE IN 2004?

Throughout the year, the Portfolio substantially increased its exposure to the materials and energy sectors. Both sectors were underweighted relative to the Russell Midcap(R) Index* at the beginning of the year, but at year-end were the Portfolio's most heavily overweighted sectors. During the year, we increased the Portfolio's already overweighted position in telecommunication services.

The Portfolio decreased its exposure to utilities, information technology, and health care. As of December 31, 2003, information technology was an overweighted sector. But at year-end 2004, the Portfolio held an underweighted position in information technology.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END 2004?

As of December 31, 2004, relative to the Russell Midcap(R) Index, materials was the most heavily overweighted sector in the Portfolio. Materials stocks have showed strong performance, partly because of the large demand for raw materials in China. As of the same date, the energy sector was also overweighted in the Portfolio. This positioning had a positive impact, largely because of the high price of oil.

At year-end 2004, the most underweighted sector in the Portfolio was financials. Over the past few years, low interest rates had led to record numbers of new mortgages, which helped banks and other lending-institutions achieve large profits. Now, however, the Federal Open Market Committee has begun to steadily raise the targeted federal funds rate and banks will have to adapt. The Portfolio ended 2004 underweighted relative to the Russell Midcap(R) Index* in the health care sector.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

President Bush has suggested that he will address a number of issues during his second term. His stance on social security reform, health care, energy, defense, budget deficits, tax reform, and deregulation could affect the markets in a number of ways. In 2005, the markets will also have to respond to changing oil prices and employment trends. The Portfolio increased its weighting in energy and materials stocks toward the end of 2004 to take advantage of high oil prices and sustained demand for raw materials.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

                                                  www.mainstayfunds.com     M-41

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                            ONE       SINCE
TOTAL RETURNS                               YEAR    INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                                 22.61%     4.34%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                     RUSSELL 2500 GROWTH
                                                    GROWTH PORTFOLIO          S&P MIDCAP 400 INDEX                INDEX
                                                   -------------------        --------------------         -------------------
7/2/01                                                    10000                       10000                       10000
                                                           9157                        9844                        9181
                                                           6538                        8416                        6510
                                                           9466                       11413                        9525
12/31/04                                                  11607                       13295                       10915

  -- MainStay VP Mid Cap Growth Portfolio   -- S&P MidCap 400 Index
  -- Russell 2500 Growth Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                            ONE       SINCE
TOTAL RETURNS                               YEAR    INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                                 22.30%     4.08%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                     RUSSELL 2500 GROWTH
                                                    GROWTH PORTFOLIO          S&P MIDCAP 400 INDEX                INDEX
                                                   -------------------        --------------------         -------------------
7/2/01                                                    10000                       10000                       10000
                                                           9145                        9844                        9181
                                                           6514                        8416                        6510
                                                           9408                       11413                        9525
12/31/04                                                  11506                       13295                       10915

  -- MainStay VP Mid Cap Growth Portfolio   -- S&P MidCap 400 Index
  -- Russell 2500 Growth Index

                                                               ONE      SINCE
BENCHMARKS                                                     YEAR   INCEPTION

Russell 2500(R) Growth Index*                                 14.59%      2.53%
S&P MidCap 400(R) Index*                                      16.48%      8.48%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-42   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,168.00           $4.80           $1,020.60           $4.47
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,166.75           $6.15           $1,019.35           $5.74
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            99.2%
Short-Term Investment                                                     1.1
Liabilities in Excess of Cash and Other Assets                           -0.3

See Portfolio of Investments on page M-180 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  D.R. Horton, Inc.
 2.  PacifiCare Health Systems, Inc.
 3.  Peabody Energy Corp.
 4.  Coventry Health Care, Inc.
 5.  St. Joe Co. (The)
 6.  Harman International Industries, Inc.
 7.  Penn National Gaming, Inc.
 8.  Eagle Materials, Inc.
 9.  Garmin Ltd.
10.  Coach, Inc.

                                                  www.mainstayfunds.com     M-43

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

MAINSTAY VP MID CAP GROWTH PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in common stocks and securities related to U.S. common stocks of companies with market capitalizations similar to the market capitalization of companies in the S&P MidCap 400(R) Index.* The Portfolio seeks to participate primarily in expanding markets of technology, health care, communications, and other high-growth industries. We also seek stocks with above-average growth in earnings. We select investments according to the economic environment, the attractiveness of particular markets, and the financial condition and competitiveness of individual companies.

In implementing this strategy, we use a flexible approach and may invest in various types of companies and securities. We look for stocks and companies that we believe may be poised for a rise in price or an acceleration in earnings growth--possibly because of special factors, such as changes in management, products, consumer demand, or the economy. We may sell a stock if its earnings growth rate decelerates, if it appears overvalued in relation to its growth rate or peer group, or if the stock no longer appears likely to help the Portfolio meet its investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Mid Cap Growth Portfolio returned 22.61% for Initial Class shares and 22.30% for Service Class shares. Both share classes outperformed the 14.75% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio over the same period. Both share classes outperformed the 14.59% return of the Russell 2500(R) Growth Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING 2004?

Arguably the biggest factor was a 34% rise in the price of crude oil, which has stoked inflation fears and has the potential to put a damper on consumer spending. Another factor that affected the markets during the year was the beginning of a new tightening cycle by the Federal Reserve. Fortunately, the Federal Open Market Committee is raising rates at a truly measured pace. Investors continue to monitor reports from the Middle East--in particular, news coming out of Iraq--since this news influences the price of oil. During 2004, the employment market staged a modest recovery, which was welcome news to the investment community. The Bureau of Economic Analysis estimates that real gross domestic product increased 4.4% in 2004, suggesting that the U.S. economy remains on solid footing. The fact that interest rates remain at historically low levels is noteworthy, since low interest rates have helped fuel consumer spending.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2004?

MainStay VP Mid Cap Growth Portfolio's strong performance relative to its peers during 2004 resulted primarily from individual security selection within the consumer discretionary, health care, and information technology sectors. Although the Portfolio's energy stocks advanced in concert with the rising price of oil, the Portfolio held an underweighted position in the sector, which detracted from the Portfolio's relative performance.

WHAT DECISIONS GUIDED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

A key decision that had a positive effect on the Portfolio's performance was to increase the Portfolio's exposure to the consumer discretionary sector. Reducing the Portfolio's weighting in the information technology sector also proved beneficial. While our decision to increase the Portfolio's exposure in the high-performing energy sector had a positive impact, remaining underweighted in the sector hurt relative performance.

WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE?

In 2004, the holdings that contributed the most to the Portfolio's performance were Penn National Gaming, Autodesk, PacifiCare Health Systems, and Harman International Industries.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-44   MainStay VP Series Fund, Inc.

Penn National Gaming is an owner and operator of gaming properties. The company's stock price rose when investors concluded that the proposed merger with Argosy Gaming would create a stronger combined company, one that would be better able to compete in the rapidly consolidating gaming industry. Penn National has also benefited from an increase in year-over-year revenues in its gaming properties, horse racetracks, and associated off-track wagering facilities.

Autodesk, one of the world's leading design software and digital content companies, received international recognition for its flagship AutoCAD software. The stock rose on news of a 75% gain in third-quarter earnings.

PacifiCare's Secure Horizons was one of the nation's first--and today is one of the largest--Medicare Advantage plans. Secure Horizons offers health care coverage in eight western states. The company recently received approval by the Centers for Medicare & Medicaid Services to expand its Secure Horizons Medicare Advantage plan to Fremont County in South Central Colorado.

Harman International, a manufacturer of high-quality high-fidelity audio and electronic products, is benefiting in large part from its solid long-term contracts with several major automakers. The company has profited from its growing sales in the luxury auto category, since these units carry particularly high profit margins.

WHICH STOCKS WERE THE LARGEST DETRACTORS FROM THE PORTFOLIO'S PERFORMANCE IN
2004?

In 2004, the largest detractors from the Portfolio's performance were New York Community Bancorp, Emulex, and SPX.

New York Community Bancorp's shares declined on the news of a significant drop in earnings for 2004. After a merger with Roslyn Bancorp, New York Community Bancorp's balance sheet was highly leveraged, and the company was caught off guard by the big sell-off in bonds earlier in 2004. The company's thrift was forced to unload some $5 billion of interest-rate sensitive securities and incur steep losses. We sold the Portfolio's shares on the news.

Emulex, which provides interface connections between computer systems and their attached data-storage peripherals, announced disappointing results for the fourth quarter of 2003. A majority of the revenue shortfall was related to a decline in expected orders from original equipment manufacturers for host bus adapters. We sold Emulex in July 2004.

SPX designs, manufactures, and markets equipment for networking, broadcast, power, and fire-detection applications. The company's share price declined when third-quarter 2004 earnings per share fell short of expectations. The company reported that various costs and expenses had an impact on margins. We sold the Portfolio's position in the stock.

WERE THERE ANY NOTEWORTHY PURCHASES DURING 2004?

Yes. With energy prices at high levels, we purchased shares of National-Oilwell and Newfield Exploration for the Portfolio. In the materials sector, we purchased shares of coal company Peabody Energy and construction materials manufacturer Eagle Materials. In the financials sector, we added Affiliated Managers Group, an asset management holding company. In the industrials sector, we added Terex, a manufacturer of equipment for construction and surface mining. We added to the Portfolio's consumer discretionary holdings with the purchase of Penn National Gaming, Boyd Gamming, and The St. Joe Company. In health care, we added PacifiCare Health Systems and WellChoice.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE DURING 2004?

The Portfolio uses bottom-up stock selection, and all sector weightings are a residual of the Portfolio's rigorous investment disciplines. The Portfolio increased its exposure to the consumer discretionary sector from 25.9% at the end of 2003 to 32.3% at the end of 2004. Over the same period, we increased the Portfolio's weighting in the energy sector from 0.0% to 3.0%. We increased the Portfolio's weighting in the financials sector from 11.3% of net assets at the beginning of 2004 to 12.9% at year-end. Over the same period, the Portfolio's allocation to the materials sector grew from 0.2% to 9.9%.

In 2004, the Portfolio decreased its exposure to the health care sector from 22.2% to 19.9%. The Portfolio's weighting in the industrials sector dropped from 15.9% to 10.6%, and exposure to the information technology sector declined from 24.5% to 11.3% of net assets.

HOW DO THE PORTFOLIO'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL 2500(R) GROWTH INDEX?*

As of December 31, 2004, the Portfolio was overweighted relative to the Russell 2500(R) Growth Index* in the consumer discretionary, financials,

                                                  www.mainstayfunds.com     M-45
health care, and materials sectors. At the same time, the Portfolio was underweighted in the consumer staples, energy, industrials, and information technology sectors. At year-end 2004, the Portfolio had no representation in the telecommunication services or utilities sectors.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

With the uncertainty of the presidential election now behind us, we expect investors to refocus their attention on company fundamentals, which on balance remain fairly strong as we move into the new year. Although high energy prices, rising interest rates and the specter of rising inflation remain risk factors, we believe that a combination of historically low interest rates, moderate economic growth, and strengthening employment should help to drive stocks higher in 2005.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The investor should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-46   MainStay VP Series Fund, Inc.

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                          ONE       SINCE
TOTAL RETURNS                             YEAR    INCEPTION
-----------------------------------------------------------
After Portfolio operating
  expenses                               17.54%     7.33%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/02/01                                                   10000                       10000                       10000
                                                           9897                        9561                        9909
                                                           8455                        8077                        8953
                                                          10904                       10503                       12362
12/31/04                                                  12817                       12235                       15292

      -- MainStay VP Mid Cap Value Portfolio    -- Russell 1000 Value Index

      -- Russell Midcap Value Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                          ONE       SINCE
TOTAL RETURNS                             YEAR    INCEPTION
-----------------------------------------------------------
After Portfolio operating
  expenses                               17.25%     7.07%

                                              After Portfolio operating expenses

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/02/01                                                   10000                       10000                       10000
                                                           9885                        9561                        9909
                                                           8424                        8077                        8953
                                                          10837                       10503                       12362
12/31/04                                                  12706                       12235                       15292

      -- MainStay VP Mid Cap Value Portfolio    -- Russell 1000 Value Index
      -- Russell Midcap Value Index

                                                               ONE      SINCE
BENCHMARKS                                                     YEAR   INCEPTION

Russell Midcap(R) Value Index*                                23.71%     12.90%
Russell 1000(R) Value Index*                                  16.49%      5.93%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-47

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,105.75           $4.29           $1,020.95           $4.11
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,104.50           $5.61           $1,019.70           $5.38
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).


 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           85.4%
Short-Term Investments                                                  16.2
Liabilities in Excess of Cash and Other Assets                          -1.6

See Portfolio of Investments on page M-186 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Transocean, Inc.
 2.  Bowater, Inc.
 3.  Rowan Cos., Inc.
 4.  ENSCO International, Inc.
 5.  GlobalSantaFe Corp.
 6.  PMI Group, Inc. (The)
 7.  Temple-Inland, Inc.
 8.  Burlington Northern Santa Fe Corp.
 9.  Pride International, Inc.
10.  Navistar International Corp.

 M-48   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Michael C. Sheridan of MacKay Shields
LLC.

MAINSTAY VP MID CAP VALUE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests at least 80% of its assts in common and preferred stocks with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Value Index.* The Portfolio primarily invests in securities that the subadvisor believes are undervalued when purchased. Most of the Portfolio's securities pay cash dividends and are listed on a national securities exchange or are traded in the over-the-counter market. The Portfolio may also invest up to 20% of its assets in debt securities, U.S. government securities, and cash or cash equivalents. The Portfolio also invests in convertible securities and REITS (real estate investment trusts). In implementing this strategy, the subadvisor seeks to identify investment opportunities on the basis of the financial condition and competitiveness of individual companies.

Effective May 1, 2004, the Portfolio changed its name from MainStay VP Equity Income Portfolio to MainStay VP Mid Cap Value Portfolio. The new name more accurately reflects the focus on mid-capitalization stocks in which the Portfolio typically invests. The Portfolio's investment objective remains unchanged. The Portfolio will continue to seek maximum long-term total return through a combination of capital appreciation and income.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Mid Cap Value Portfolio returned 17.54% for Initial Class shares and 17.25% for Service Class shares. Both share classes outperformed the 13.64% return of the average Lipper* Variable Products Equity Income Portfolio over the same period. Both share classes underperformed the 23.71% return of the Russell Midcap(R) Value Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT MAJOR FACTORS AFFECTED THE EQUITY MARKETS IN 2004?

Around the world, accommodative monetary policies and generally low interest rates led to rapid global economic growth. Demand for raw materials was particularly strong from emerging Asian countries, including China and India. During the year, prices for energy and commodities rose sharply, which helped energy and basic materials stocks generate strong performance. Industrial stocks also benefited from strong global growth. Despite economic expansion, interest rates remained relatively low, allowing interest-rate-sensitive sectors, such as financials and utilities, to produce solid gains.

WHICH SECTORS AND SECURITIES MADE THE STRONGEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE?

The biggest positive contributor to performance was the Portfolio's overweighted position in the energy sector. In late 2003, we were convinced that the energy sector's fundamentals would continue to improve amid strong demand and global production constraints. Over the course of 2004, we further increased the Portfolio's weighting in the energy sector.

The top three contributors to performance within the energy sector were Transocean, GlobalSantaFe, and ENSCO International. Transocean benefited from increased utilization of the company's high-specification drillships and semisubmersible rigs. As utilization approached full capacity, Transocean's day rates increased dramatically. GlobalSantaFe and ENSCO are leading offshore oil and gas drilling contractors that offer a full range of premium equipment and drilling-management services worldwide. The companies' shares appreciated on announcements that offshore-drilling-rig day rates had become more profitable.

Outside of energy, the Portfolio's strongest performer was machinery company Cummins. This diesel-engine producer benefited from the robust increase in demand for commercial trucks. We recently reduced the Portfolio's position, since we felt that the stock was approaching fair value.

Our decision to underweight the health care sector helped the Portfolio's performance. Strong stock selection in the information technology and telecommunications services sectors also had a beneficial impact.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-49

WHICH SECTORS AND SECURITIES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2004?

The Portfolio's underperformance of its benchmark, the Russell Midcap(R) Value Index, was driven by underweighted positions in utilities and financials, coupled with poor stock selection in the consumer discretionary, industrials, and materials sectors.

After strong performance in 2003, industrial holding Navistar International was a disappointment in 2004. The company did not fully capitalize on the strong upturn in commercial-vehicle demand, as Cummins did. Manufacturing inefficiencies produced by a far-reaching and aggressive restructuring program were partly to blame. We trimmed the Portfolio's position later in the year but still maintain exposure to Navistar, which may benefit when the ongoing truck-replacement cycle picks up steam.

In the consumer discretionary sector, golf-equipment manufacturer Callaway Golf and office-supplies and paper company OfficeMax were the biggest detractors. Callaway Golf faced stiff competition from its well-financed competitors Titleist (owned by Fortune Brands) and Taylor Made (owned by Adidas). The Portfolio has eliminated its position in Callaway Golf. Shares of OfficeMax suffered when a class action lawsuit against the company was announced. The complaint alleges that OfficeMax made misleading statements with respect to the company's financial performance and internal controls. We have sold the Portfolio's entire position in OfficeMax.

Bowater in the materials sector and Safeway in consumer staples both failed to perform as expected. Bowater is a manufacturer of coated paper and newsprint that declined because advertising and help-wanted pages in newspapers remained depressed. Newsprint is a highly consolidated industry that may be on the cusp of an upturn in light of encouraging new-job creation and pricing increases. We believe that a weaker U.S. dollar may also help Bowater's product lines, and the Portfolio continues to hold the stock. Safeway, a grocery chain, suffered from strike-related costs and sales shortfalls. We sold the position and used the proceeds to purchase shares of Safeway's competitor Kroger, which we felt was better positioned as a grocery retailer.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

In our opinion, the market provides excellent opportunities, yet it also presents high levels of risk. We believe the Portfolio is appropriately positioned for these dynamics. We continue to see potential opportunities in the energy sector in general--and offshore drillers in particular. Basic materials producers are just starting to enjoy a positive mix of increasing demand, high factory operating rates, low inventories, and price increases. We feel that a weaker U.S. dollar may disproportionately benefit U.S.-based producers held by the Portfolio. In the industrials sector, we anticipate increased demand for commercial vehicles and growing transport volumes. If our picture proves correct, several Portfolio holdings could benefit.

Among financial companies, we are concerned about high bank valuations, little apparent new-loan demand, and potential for credit deterioration. Our assessment of long-term valuations suggests that real estate investment trusts (REITS) and utilities may both be overvalued. Consumer cyclical stocks appear overvalued, with companies in some industries trading at very high--or even record--valuations. We believe that all of these sectors look extremely vulnerable to higher interest rates, a weaker dollar, and continued high energy prices. For these reasons, we have underweighted risk-laden market segments and have carefully chosen stocks in sectors that may present higher risk.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-50   MainStay VP Series Fund, Inc.

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE      FIVE     TEN
TOTAL RETURNS                        YEAR    YEARS    YEARS
------------------------------------------------------------
After Portfolio operating
  expenses                          10.49%   -2.57%   11.73%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
12/31/94                                                                   10000                              10000
                                                                           13689                              13758
                                                                           16759                              16917
                                                                           22261                              22561
                                                                           28603                              29008
                                                                           34523                              35112
                                                                           31306                              31915
                                                                           27514                              28122
                                                                           21402                              21907
                                                                           27436                              28190
12/31/04                                                                   30314                              31258

  -- MainStay VP S&P 500 Index Portfolio       -- S&P 500 Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE      FIVE     TEN
TOTAL RETURNS                        YEAR    YEARS    YEARS
------------------------------------------------------------
After Portfolio operating
  expenses                          10.22%   -2.81%   11.45%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
12/31/94                                                                   10000                              10000
                                                                           13653                              13758
                                                                           16672                              16917
                                                                           22090                              22561
                                                                           28312                              29008
                                                                           34087                              35112
                                                                           30835                              31915
                                                                           27033                              28122
                                                                           20976                              21907
                                                                           26824                              28190
12/31/04                                                                   29565                              31258

  -- MainStay VP S&P 500 Index Portfolio       -- S&P 500 Index

                                                               ONE     FIVE    TEN
BENCHMARK                                                      YEAR   YEARS   YEARS

S&P 500(R) Index*                                             10.88%  -2.30%  12.07%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-51

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,070.15           $2.03           $1,023.05           $1.98
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,068.90           $3.33           $1,021.80           $3.25
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).


 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           96.7%
Short-Term Investments                                                   2.6
Cash and Other Assets (less liabilities)                                 0.7
Warrants                                                                 0.0*

See Portfolio of Investments on page M-192 for specific holdings within these categories.

*Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Wal-Mart Stores, Inc.
 6.  Pfizer, Inc.
 7.  Bank of America Corp.
 8.  Johnson & Johnson
 9.  American International Group, Inc.
10.  International Business Machines Corp.

 M-52   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Francis J. Ok of New York Life Investment Management LLC.

MAINSTAY VP S&P 500 INDEX PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index* in the same proportions, to the extent feasible, as they are represented in the S&P 500(R) Index.*

Effective May 1, 2004, the Portfolio changed its name from MainStay VP Indexed Equity Portfolio to MainStay VP S&P 500 Index Portfolio. The new name more clearly identifies the index that is being tracked. The Portfolio's objective--to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index*--remains unchanged.

During 2004, Francis J. Ok, who already served as part of the management team, replaced Stephen Killian as Portfolio Manager.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND THE S&P 500(R) INDEX* IN 2004?

For the 12 months ended December 31, 2004, MainStay VP S&P 500 Index Portfolio returned 10.49% for Initial Class shares and 10.22% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 10.35% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio over the same period. Both share classes underperformed the 10.88% return of the S&P 500(R) Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004. Since the Portfolio incurs actual expenses that a hypothetical index does not, there will be times when the Portfolio lags the Index.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING THE YEAR?

All broadly watched equity indices ended 2004 with positive results. Small- and mid-capitalization stocks performed relatively better than large-capitalization stocks. The market favored value stocks over growth stocks at all capitalization levels. Throughout much of the year, low interest rates and indications of rebounding economic activity contributed to an optimistic outlook for domestic equities. Investors also had to consider the potential impact of rising employment, record high oil prices, and a declining U.S. dollar. The stock market responded favorably after the Presidential election and climbed from early November to the end of 2004.

WHAT WERE THE BEST PERFORMING INDUSTRY GROUPS IN THE S&P 500(R) INDEX* IN 2004?

From a total-return perspective, the best performing industry group was hotels, restaurants & leisure (+39.11%).(1) This was followed by energy (+31.24%), real estate (+28.91%), utilities (+24.50%), and consumer durables & apparel (+24.15%).

From an impact perspective, which takes both total returns and weightings into account, the industry group that made the greatest positive contribution to the performance of the S&P 500(R) Index* in 2004 was energy (+31.24%), followed by capital goods (+19.01%), banks (+14.21%), retailing (+22.39%), and health care equipment & services (+18.23%).

WHICH COMPANIES WERE THE STRONGEST PERFORMERS IN THE INDEX IN 2004?

The S&P 500(R) company with the highest total-return for 2004 was Autodesk (+209.62%). Next was Apple Computer (+201.36%), followed by TXU (+177.67%), Valero Energy (+97.64%), and Monsanto (+96.09%).

The companies with the greatest positive contribution to the performance of the S&P 500(R) Index* in 2004 all had higher weightings and lower total returns. The company with the greatest positive impact on the performance of the Index, including weightings and total returns, was ExxonMobil (+28.04%), followed by General Electric (+20.68%), Johnson & Johnson (+25.17%), Bank of America (+21.50%), and eBay (+80.05%).

WHICH INDUSTRY GROUPS WERE THE WEAKEST PERFORMERS IN 2004?

The S&P 500(R) industry group with the worst total return for 2004 was semiconductors & semiconductor equipment (-21.20%). The second-worst performing industry group in terms of total returns alone was pharmaceuticals & biotechnology (-5.22%), followed by media (-2.53%), automobiles & components (-2.26%), and food & staples retailing (+3.51%).

1. Performance percentages reflect total returns of the industry groups and securities mentioned for the 12 months ended December 31, 2004. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-53

From an impact perspective, which takes weightings and total returns both into account, the industry groups that made the greatest negative contributions to the performance of the Index were the same in the first four instances. The fifth-greatest detractor from the performance of the Index, however, was commercial services & supplies (+6.94%).

WHICH COMPANIES DETRACTED FROM THE PERFORMANCE OF THE INDEX IN 2004?

In 2004, Winn-Dixie Stores (-54.02%) was the worst-performing stock in the S&P 500(R) Index from a total-return perspective. Ciena (-49.09%) was next, followed by PMC-Sierra (-44.03%), Chiron (-41.51%), and LSI Logic (-38.22%). From an impact perspective, which takes total returns and weightings both into account, the company that made the greatest negative contribution to the performance of the Index was Pfizer (-22.31%), followed by Intel (-26.56%), Cisco Systems (-20.26%), Merck (-27.76%), and Coca-Cola (-16.11%).

WERE THERE ANY SIGNIFICANT CHANGES TO THE INDEX IN 2004?

The Portfolio seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. In 2004, there were 20 companies deleted from the S&P 500(R) Index and 20 companies added to it. Among the deleted companies were familiar names such as Tupperware, American Greetings, John Hancock Financial Services, AT&T Wireless, and Winn-Dixie Stores. Among the additions were such well-known companies as Caremark Rx, E*Trade Financial, Valero Energy, Coach, and News Corporation. Several of the changes in the Index were the result of mergers and acquisitions.

WHAT IS YOUR OUTLOOK GOING FORWARD?

President Bush has suggested that he will address a number of issues during his second term. His stance on social security reform, health care, energy, defense, budget deficits, tax reform, and deregulation could affect the markets in a number of ways. In 2005, the markets will also have to respond to changing oil prices and employment trends. As always, the Portfolio will seek to track the performance and makeup of the S&P 500(R) Index, regardless of how the market is affected by these forces.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-54   MainStay VP Series Fund, Inc.

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                              ONE      SINCE
TOTAL RETURNS                                YEAR    INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                                   9.40%     2.47%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         ------------------
7/2/01                                                    10000                       10000                       10000
                                                           9548                        9074                        9591
                                                           7027                        6328                        7627
                                                           9956                        9400                       11231
12/31/04                                                  10892                       10744                       13289

    -- MainStay VP Small Cap Growth Portfolio        -- Russell 2000 Index
    -- Russell 2000 Growth Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                              ONE      SINCE
TOTAL RETURNS                                YEAR    INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                                   9.13%     2.21%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP SMALL CAP        RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                  ---------------------        -------------------         ------------------
7/2/01                                                    10000                       10000                       10000
                                                           9536                        9074                        9591
                                                           7000                        6328                        7627
                                                           9894                        9400                       11231
12/31/04                                                  10798                       10744                       13289

    -- MainStay VP Small Cap Growth Portfolio        -- Russell 2000 Index
    -- Russell 2000 Growth Index

                                                               ONE      SINCE
BENCHMARKS                                                     YEAR   INCEPTION

Russell 2000(R) Growth Index*                                 14.31%      2.07%
Russell 2000(R) Index*                                        18.33%      8.46%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-55

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,070.65           $4.94           $1,020.25           $4.82
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,069.50           $6.24           $1,019.00           $6.09
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).


 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            96.3%
Short-Term Investments (collateral from securities lending
  is 10.8%)                                                              14.6
Liabilities in Excess of Cash and Other Assets                          -10.9

See Portfolio of Investments on page M-204 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  WCI Communities, Inc.
 2.  Ryland Group, Inc. (The)
 3.  Sierra Health Services, Inc.
 4.  Terex Corp.
 5.  Guitar Center, Inc.
 6.  MSC Industrial Direct Co., Inc. Class A
 7.  Affiliated Managers Group, Inc.
 8.  Cooper Cos., Inc. (The)
 9.  Hovnanian Enterprises, Inc. Class A
10.  Meritage Homes Corp.

 M-56   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to those of companies in the Russell 2000(R) Index.* We select investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. In implementing this strategy, we look for securities of companies with above-average revenue and earnings-per-share growth, potential for positive earnings surprises, and strong management. Ideally, the companies will have high levels of ownership by insiders. We may also invest in companies that we believe are attractive because of special factors, such as new management, new products, changes in consumer demand, or changes in the economy. We may sell a stock if its fundamentals deteriorate, if its valuation is deemed too high in relation to its growth rate or its peer group, or if, in general, we do not believe the security will help the Portfolio meet its investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

During the 12 months ended December 31, 2004, MainStay VP Small Cap Growth Portfolio returned 9.40% for Initial Class shares and 9.13% for Service Class shares. Both share classes underperformed the 11.71% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Both share classes underperformed the 14.31% return of the Russell 2000(R) Growth Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING 2004?

The equity markets managed to register a healthy gain for the year, despite concerns regarding Federal Reserve interest-rate hikes, sharply higher oil prices, the ongoing war in Iraq, and the uncertainties that surrounded the U.S. presidential election. Much of the market's advance took place toward the end of the year, when investors began to refocus on those market fundamentals, such as earnings growth, that appeared to be favorable.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE IN 2004?

During the year, effective stock selection in the consumer discretionary and industrials sectors helped the Portfolio's performance relative to the Russell 2000(R) Growth Index.* The Portfolio's health care holdings underperformed, however, and an underweighted position in energy also detracted from the Portfolio's relative results when the energy sector rallied sharply with the rising price of oil.

WHAT WERE SOME OF THE PORTFOLIO'S STOCK-SPECIFIC SUCCESS STORIES?

In 2004, the greatest positive contributors to the Portfolio's performance were Station Casinos, Coldwater Creek, Penn National Gaming, FLIR Systems, and Cytyc. Station Casinos benefited from healthy demand from local Las Vegas citizens as well as from expansion of the company's management contracts at Native American casinos in California. Coldwater Creek--a retailer of women's clothes, accessories, jewelry, and gifts--operates 113 stores and plans to open as many as 500 in the next six to eight years.

Penn National Gaming is an owner and operator of casinos, racetracks, and off-track wagering facilities in seven states and Ontario, Canada. In November, Penn National Gaming made an offer to acquire Argosy Gaming, which would create the third-largest gaming property operator in the United States. This merger will create a presence in nearly every major regional gaming market.

Earnings at FLIR Systems rose steadily on strong government and commercial demand for the company's thermal-imaging and infrared-camera systems. Cytyc's stock price benefited from continued growth in the company's core ThinPrep Pap smear product. Cytyc's growth prospects were also enhanced by the introduction of a new diagnostic imaging product and by the acquisition of a new women's health product known as NovaSure.

WHICH HOLDINGS WERE THE LARGEST DETRACTORS FROM THE PORTFOLIO'S RESULTS FOR THE YEAR?

Taro Pharmaceutical, Odyssey Healthcare, Fairchild Semiconductor, Hot Topic, and Wireless Facilities were

1. Performance percentages reflect total returns of the indicated securities for the 12 months ended December 31, 2004, or for the portion of the period securities were held in the Portfolio, if shorter. Purchases and sales within the Portfolio may cause the performance of the Portfolio to differ from that of the securities themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-57
the largest detractors from the Portfolio's performance in 2004.

Taro Pharmaceuticals swung from profitability to an unexpected loss in the second quarter of 2004 because of excess inventory and a sharp decline in sales. Taro Pharmaceuticals also spent heavily to promote an acquired product that generated disappointing revenues. Odyssey Healthcare's stock price fell because of an SEC investigation. To make matters worse, higher-than-expected pharmaceutical and labor costs and adverse Medicare-reimbursement developments led to declining earnings at Odyssey's hospice operations. Fairchild Semiconductor, which provides power and interface solutions for a broad range of electronic devices, saw poor performance in its second fiscal quarter, which ended in June 2004. Reasons included a volatile backlog and slowing end-market demand. Hot Topic, an alternative teen retailer, experienced disappointing sales growth mainly because of sluggish demand for the company's less-traditional style of apparel and accessories. Wireless Facilities experienced disappointing demand for its outsourcing services for wireless telecommunications service providers and equipment manufacturers. The company also disclosed accounting irregularities, which resulted in a restatement of earnings. We sold each of these Portfolio holdings during 2004.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE YEAR?

With energy prices at record-high levels, we established Portfolio positions in Cal Dive, Grey Wolf, and Petroleum Development Corp. In the industrials sector, we added Terex, a manufacturer of construction and surface-mining equipment. We also added to the Portfolio's position--originally established in late 2003--in Actuant, a manufacturer of components for recreational vehicles and of other tools and supplies. We added casino operator Penn National Gaming, Coldwater Creek, and Meritage Homes, to the Portfolio's consumer discretionary holdings, all of which had a positive impact on the Portfolio in 2004. In health care, we added multistate managed-care organization Molina Healthcare.

WHAT STOCKS DID THE PORTFOLIO SELL IN 2004?

In addition to selling the Portfolio's primary detractors, we eliminated Advanced Energy Industries, Business Objects, Medicis Pharmaceutical, MKS Instruments, and SkyWest. Each of these sales reflected our belief that business prospects for these issuers were deteriorating. In late December 2004, we sold some of the Portfolio's top-performing stocks--including casino gaming operator Station Casinos, Cytyc, OSI Pharmaceuticals, and Harman International--because of market-capitalization considerations.

DID THE PORTFOLIO CHANGE ITS INDUSTRY GROUP WEIGHTINGS DURING 2004?

We significantly reduced the Portfolio's weighting in the information technology sector from 36.5% to 16.4% of the Portfolio's net assets. This decision had a positive effect on the Portfolio's performance. The Portfolio also benefited by establishing a position in the materials sector and raising exposure from 0% to 2.4% of net assets. We also decreased the Portfolio's weighting in health care from 16.8% to 12.1% of net assets. We increased the Portfolio's weighting in the strongly performing energy sector from 2.1% to 8.4% of net assets during the 2004. Unfortunately, the Portfolio's underweighted energy position early in the reporting period hurt relative performance.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2004?

As of December 31, 2004, the Portfolio held overweighted positions relative to the Russell 2000(R) Growth Index* in the consumer discretionary, energy, and industrial sectors. At the same time, the Portfolio held underweighted positions in health care and information technology. At year-end, the Portfolio had no representation in the utilities sector.

WHAT DO YOU ANTICIPATE GOING FORWARD?

Although terrorism, the weak dollar, and high energy prices remain risk factors to be monitored, we believe that the economy will experience moderate growth in 2005 and that corporate profits will continue to improve. We will continue to focus on stocks of strong, well-managed small-cap companies that we believe have good growth prospects.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-58   MainStay VP Series Fund, Inc.

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                        ONE     FIVE     TEN
TOTAL RETURNS                          YEAR    YEARS    YEARS
-------------------------------------------------------------
After Portfolio operating
  expenses                             6.37%   -1.93%   8.62%

                                            (after Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
12/31/94                                       10000                  10000                  10000                  10000
                                               12833                  12945                  12977                  13758
                                               14384                  14905                  14884                  16917
                                               16943                  18195                  18354                  22561
                                               21540                  23068                  22051                  29008
                                               25205                  27405                  24682                  35112
                                               24107                  24798                  24652                  31915
                                               21530                  22628                  23652                  28122
                                               17963                  19502                  21397                  21907
                                               21498                  23215                  25494                  28190
12/31/94                                       22867                  24523                  27689                  31258

    -- MainStay VP Total Return        -- Total Return Growth Composite Index
    Portfolio
    -- Total Return Core Composite     -- S&P 500 Index
       Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                        ONE     FIVE     TEN
TOTAL RETURNS                          YEAR    YEARS    YEARS
-------------------------------------------------------------
After Portfolio operating
  expenses                             6.10%   -2.17%   8.35%

                                            (after Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
12/31/94                                       10000                  10000                  10000                  10000
                                               12800                  12945                  12977                  13758
                                               14310                  14905                  14884                  16917
                                               16814                  18195                  18354                  22561
                                               21319                  23068                  22051                  29008
                                               24884                  27405                  24682                  35112
                                               23737                  24798                  24652                  31915
                                               21147                  22628                  23652                  28122
                                               17601                  19502                  21397                  21907
                                               21013                  23215                  25494                  28190
12/31/94                                       22295                  24523                  27689                  31258

    -- MainStay VP Total Return        -- Total Return Growth Composite Index
    Portfolio
    -- Total Return Core Composite     -- S&P 500 Index
       Index

                                                               ONE      FIVE     TEN
BENCHMARKS                                                     YEAR    YEARS    YEARS

Total Return Core Composite Index*                             8.61%    2.33%   10.72%
Total Return Growth Composite Index*                           5.63    -2.20     9.38
S&P 500(R) Index*                                             10.88    -2.30    12.07

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from (1/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-59

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                        ENDING ACCOUNT                          VALUE
                                                         VALUE (BASED                         (BASED ON
                                        BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                         ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                          VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
 SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
 ------------------------------------------------------------------------------------------------------------------------

 INITIAL CLASS(1)                       $1,000.00         $1,051.90           $3.20           $1,021.90           $3.15
 ------------------------------------------------------------------------------------------------------------------------

 SERVICE CLASS(1)                       $1,000.00         $1,050.65           $4.48           $1,020.65           $4.42
 ------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           67.5%
U.S. Government & Federal Agencies                                      17.0
Short-Term Investments (collateral from securities lending
  is 2.9%)                                                               9.8
Corporate Bonds                                                          8.7
Foreign Bonds                                                            1.9
Asset-Backed Securities                                                  1.3
Convertible Preferred Stocks                                             0.7
Commercial Mortgage Loans                                                0.7
Yankee Bonds                                                             0.3
Preferred Stock                                                          0.1
Municipal Bond                                                           0.1
Liabilities in Excess of Cash and Other Assets                          -8.1

See Portfolio of Investments on page M-211 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association
     6.00%, due 2/10/35 TBA
 2.  Citigroup, Inc.
 3.  Federal National Mortgage Association
     5.50%, due 2/15/20 TBA
 4.  International Business Machines Corp.
 5.  Bank of America Corp.
 6.  Federal National Mortgage Association
     5.50%, due 2/15/35 TBA
 7.  Rowan Cos., Inc.
 8.  United States Treasury Note
     6.00%, due 8/15/09
 9.  UnitedHealth Group, Inc.
10.  Transocean, Inc.

 M-60   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC.

MAINSTAY VP TOTAL RETURN PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 30% of its net assets in U.S. equity securities and at least 30% in U.S. debt securities. In the past, the equity portion of the Portfolio invested primarily in growth-oriented stocks. During the first half of the year the Portfolio's investment strategy was modified, and the Portfolio began investing about half of its equity assets in growth-oriented stocks and about half of its equity assets in value-oriented stocks. The Portfolio's investment objective--to seek to realize current income consistent with reasonable opportunity for future growth of capital and income--did not change. To implement the Portfolio's modified investment strategy, Richard A. Rosen was added as a Portfolio Manager during the reporting period.

The bond portion of the Portfolio invests primarily in securities that are rated A or better by S&P or Moody's,(1) or if unrated, are deemed by the subadvisor to be of comparable credit quality. During 2004, the Portfolio's investment capability was expanded to allow up to 20% of the Portfolio's debt securities to be invested across the full range of high-yield securities. This range consists of debt securities rated below Baa by Moody's or BBB by S&P(2) or deemed by the subadvisor to be of comparable quality. Both the stock and bond portions of the Portfolio may take a flexible approach by investing in a variety of securities, industries, and issuers.

To reflect the modification of the Portfolio's equity investment strategy, the equity portion of the Portfolio (which was formerly measured against the Russell 1000(R) Growth Index)* is now measured against the Russell 1000(R) Index.*

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Total Return Portfolio returned 6.37% for Initial Class shares and 6.10% for Service Class shares. Both share classes underperformed the 8.55% return of the average Lipper* Variable Products Balanced Portfolio over the same period. Both share classes also underperformed the 8.61% return of the Portfolio's benchmark, the Total Return Core Composite Index,* for the 12 months ended December 31, 2004.(3) The stock portion of the Portfolio underperformed the Russell 1000(R) Index,* while the bond portion of the Portfolio outperformed the Lehman Brothers(R) Aggregate Bond Index.*

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE 12 MONTHS ENDED DECEMBER 31, 2004?

Arguably the biggest factor was a 34% rise in the price of crude oil, which has stoked inflation fears and has the potential to put a damper on consumer spending. Another factor that affected the markets

1. Bonds rated A by Moody's Investors Service possess many favorable investment attributes and in Moody's opinion are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

2. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

3. The Portfolio also compares itself to the Total Return Growth-Core Composite Index, an unmanaged index that reflects the change in the makeup of the Portfolio. The Total Return Growth-Core Composite Index consists of two portions--a 40% bond portion that is represented by the Lehman Brothers(R) Aggregate Bond Index and a 60% equity portion that is represented by the Russell 1000(R) Growth Index through May 31, 2005, and the Russell 1000(R) thereafter.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-61
during the year was the beginning of a new tightening cycle by the Federal Reserve. Fortunately, the Federal Open Market Committee is raising rates at a truly measured pace. Investors continue to monitor reports from the Middle East--in particular, news coming out of Iraq--since this news influences the price of oil. During 2004, the employment market staged a modest recovery, which was welcome news to the investment community. Annualized growth in gross domestic product remained in the range of 3.1% to 4.5% throughout the year,(3) suggesting that the U.S. economy remains on solid footing. The fact that interest rates remain at historically low levels is noteworthy, since low interest rates have helped fuel consumer spending.

WHICH SECTORS WERE STRONG PERFORMERS FOR THE EQUITY PORTION OF THE PORTFOLIO?

Most sectors showed positive total returns for 2004. The sole exception was information technology, which posted a slightly negative return. An overweighted position and strong individual security selection helped make health care and energy the best-performing sectors in the Portfolio, followed by telecommunication services. Although the Portfolio was underweighted in telecommunication services relative to the Russell 1000(R) Index,* solid security selection in the sector helped provide a strong contribution to performance. The Portfolio's holdings in industrials and consumer staples stocks posted double-digit returns for 2004 and outperformed securities in these sectors in the Russell 1000(R) Index.*

WHICH SECTORS SHOWED WEAK PERFORMANCE IN THE EQUITY PORTION OF THE PORTFOLIO?

The only sector with an absolute negative return was information technology. Although the Portfolio was underweighted in the sector relative to the Russell 1000(R) Index,* weak security selection also detracted from performance. All other sectors had positive total returns, but Portfolio's holdings in the consumer discretionary, financials, materials and utilities sectors underperformed peer securities in the Index for 2004.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS?

UnitedHealth Group is a leading provider of products and resources to plan and administer employee-health-benefit plans. The company recently allied with top-tier regional health plans and plan administrators, which has led to network savings and an acceleration in membership growth. These factors had a positive impact on the company's bottom-line growth, which helped fuel gains in UnitedHealth Group's stock in 2004.

Caremark Rx, a leading provider of prescription-benefit-management and therapeutic pharmaceutical services was weighed down most of the year by concerns that John Kerry might become president and make dramatic changes to the U.S. health care system. Certainly any significant changes would have had a meaningful impact on Caremark Rx's business. From Bush's reelection on November 2 through year-end 2004, the price of the company's stock rallied 38%.

Symantec is a leading provider of Internet-security software. While the information technology sector as a whole has struggled to grow, security software remains one of the few bright spots. Symantec has capitalized on this strength, and the company's fundamentals and stock price have reacted accordingly.

Transocean, which provides offshore and inland marine contract drilling services for oil and gas wells, benefited from higher energy prices and rising day-rates. The company's shares gained 77% in 2004.(4)

WHICH STOCKS SHOWED POOR PERFORMANCE IN 2004?

VERITAS Software, a leading vendor of enterprise storage-management products, suffered in 2004 on concerns about accounting irregularities. After reaching a 52-week high in mid-January of 2004, the stock traded down and finally bottomed in early September. In early July, the company missed consensus sales expectations, prompting further concerns that the company was losing share to close competitors in the U.S. market. The stock staged a meaningful

3. This range includes advance estimates from the Bureau of Economic Analysis for fourth-quarter 2004 real gross domestic product. Estimates are subject to revision.

4. Performance percentages reflect the price performance of the securities mentioned for the 12 months ended December 31, 2004, or for the portion of the reporting period shares were held in the Portfolio, if shorter. Performance percentages reflect the impact of dividends received, if any. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-62   MainStay VP Series Fund, Inc.

rebound when investors were encouraged by the company's decision to reorganize around product groups. The company also beat analysts' expectations for the third quarter of 2004 by a penny.

New York Community Bancorp is a bank holding company that owns New York Community Bank. In 2004, New York Community Bancorp declined sharply on concerns about the impact of rising interest rates on New York Community Bank's variable-rate debt. Seeing the potential for margin contraction, we sold the stock in October.

Intel is a leading manufacturer of semiconductors and related products. At the beginning of the year, the market correctly anticipated a slowdown in semiconductor demand in the second half of 2004. This downturn resulted in cancelled orders, rising channel inventories, and falling prices. Analysts' consensus estimates called for 7% bottom-line growth in 2005, and this tepid earnings outlook weighed heavily on Intel's stock in 2004. After hitting a 52-week low in September 2004, however, the stock recently traded up as analysts began to reconsider their estimates of the company's earnings potential.

Texas Instruments is a leading manufacturer of semiconductors and related products. The company's stock was hurt by a widespread sell-off in semiconductor stocks in 2004. Since the pressure on semiconductor stocks has abated, shares of Texas Instruments moved well ahead of a 52-week low reached in early August. Analysts' consensus estimates have called for a 10% rise in Texas Instruments' earnings in 2005.

Merck shares fell precipitously in late September after Vioxx was pulled from the market because of safety concerns. We remained uncomfortable with Merck's potential drug-safety liability, and we sold the shares late in the year after they had recovered somewhat from their dramatic decline.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE YEAR?

The equity portion of the Portfolio uses bottom-up stock selection, and all sector weightings are a residual of the Portfolio's rigorous investment disciplines. Relative to the Russell 1000(R) Index,* the equity portion of the Portfolio began the year overweighted in the information technology, consumer discretionary, health care, industrials, and materials sectors. The equity portion of the Portfolio was underweighted in the financials, utilities, consumer staples, telecommunication services, and energy sectors. During the course of the year, we reduced the Portfolio's exposure to information technology, consumer staples, consumer discretionary, and health care stocks and increased its equity weightings in the energy, financials and telecommunication services sectors. At year-end 2004, the equity portion of the Portfolio held overweighted positions relative to the Index in the energy, consumer discretionary, materials, industrials, telecommunication services, and information technology sectors. The equity portion of the Portfolio was underweighted in the financials, consumer staples, and utilities sectors.

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKETS DURING 2004?

The level of interest rates, the pace of economic growth, the price of oil, and the performance of the U.S. dollar relative to other currencies all had an impact on the bond market. The year began with the targeted federal funds rate at an accommodative 1.0%.

In the first few months of 2004, it appeared that a tighter monetary policy might inhibit economic growth and lead to deflation. With slack in the labor markets, unutilized manufacturing capacity, and little pricing power in most industries, there appeared to be little risk of the economy overheating. In April, however, uniformly firm economic releases challenged this outlook, and investors began to anticipate a Federal Reserve move to raise interest rates. Consistent with market expectations, the Federal Open Market Committee raised the targeted federal funds rate to 1.25% in June. Additional 25-basis-point tightening moves--one in each of August, September, November, and December-- brought the targeted federal funds rate to 2.25% by year-end 2004.

Although the price of oil rose dramatically during the year, inflationary pressures remained relatively subdued. The decline in the U.S. dollar, however, led foreign banks to purchase large blocks of U.S. Treasuries. This move was designed to help keep locally produced goods competitive in the global market-place. During 2004, high-yield bonds benefited from relatively benign default rates, declining stock-market

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-63
volatility, the avid pursuit of yield by U.S. investors, and an appetite for credit risk among foreign investors.

HOW HAVE YOU POSITIONED THE BOND PORTION OF THE PORTFOLIO IN THIS ENVIRONMENT.

During 2004, we took profits on 4% of the Portfolio's corporate-bond allocation and rotated the proceeds into higher-quality residential and commercial mortgage-backed securities.

As of December 31, 2004, the bond portion of the Portfolio had a duration of
4.16 years, or 96% of the duration of the Lehman Brothers(R) Aggregate Bond Index. The short duration posture expresses our view that interest rates will gradually rise as the Federal Open Market Committee raises the targeted federal funds rate in response to a rebounding economy. As of year-end 2004, the bond portion of the Portfolio held 12% of its net assets in U.S. Treasuries, 9% in agency debentures, 24% in investment-grade corporate bonds, 13% high-yield corporate bonds, 34% in residential mortgage-backed securities, 3% in commercial mortgage-backed securities, 3% in asset-backed securities, and 2% in money-market instruments.

DOES THIS POSITIONING REFLECT YOUR FORWARD-LOOKING VIEWS?

Yes, it does. In our pursuit of excess return, we have overweighted moderate- and lower-quality corporate bonds at the expense of lower-yielding Treasury and agency securities. Among residential mortgage-backed securities, we favor the more stable cash-flow profiles of lower-coupon securities and loans with terms of fifteen-years. Among asset-backed securities, we prefer non-mortgage-related collateral such as auto loans, credit card receivables, and electric utility tariffs. In light of recent Congressional regulatory debates, we remain cautious about agency debentures. In particular, we wonder whether the small yield advantage that Fannie Mae and Freddie Mac securities offer relative to Treasuries will provide a sufficient buffer to withstand headline risk.

WHICH BOND SECTORS WERE STRONG PERFORMERS DURING 2004?

Throughout 2004, we continued to harvest strong excess returns from prudent risk-taking and savvy issue selection in triple-B rated corporates,(5) high-yield corporates, and emerging-market credits. In emerging markets, spreads are tightening because fiscal discipline, liberalized markets, and a global economic recovery have created positive ratings momentum. During 2004, holdings in credit-related product contributed most of the excess return in the bond portion of the Portfolio.

The balance of the excess return in the bond portion of the Portfolio came from mortgage-backed and asset-backed securities. These sectors tend to do well when cash flows are more predicable, which can occur when Treasuries are range bound. In 2004, Treasury yields for maturities of five years and longer remained within a fairly tight range that did not exceed 150 basis points from peak to trough.

HOW DID DURATION POSITIONING AFFECT PERFORMANCE?

For much of the year, the duration of the bond portion of the Portfolio was from 95% to 99% of the duration of the Lehman Brothers(R) Aggregate Bond Index.* This made the bond portion of the Portfolio less sensitive to interest-rate changes than the Index. Yet this posture cost approximately 12 basis points in excess return when intermediate and long-maturity Treasury yields moved against us. We had shortened duration anticipating higher Treasury yields. What we failed to appreciate was the sizeable impact of a weaker U.S. dollar on interest rates. Foreign central banks bought large blocks of Treasuries to protect their currencies and the relative prices of locally produced goods. With strong demand, Treasury prices remained higher and yields lower than we had anticipated.

HOW DID THE YIELD CURVE AFFECT PERFORMANCE IN THE BOND PORTION OF THE PORTFOLIO?

During 2004, the Treasury yield curve pivoted around the ten-year maturity benchmark. Two-year

5. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher- rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-64   MainStay VP Series Fund, Inc.

yields rose from 1.8% to 3.1%, five-year yields rose from 3.2% to 3.6%, 10-year yields were basically unchanged at 4.2%, and 30-year yields fell from 5.1% to 4.8%. The compression of the yield spread between the two-year and thirty-year maturities (or the flattening of the yield curve) resulted from Federal Reserve tightening, reduced inflation expectations, and foreign purchases of U.S. Treasury securities. Since we maintained a neutral yield-curve posture, the reshaping of the yield curve had minimal impact on the Portfolio's performance.

WHAT DO YOU SEE GOING FORWARD?

With the uncertainty of the presidential election now behind us, we expect investors to refocus their attention on company fundamentals, which on balance remain fairly strong as we move into the new year. Although high energy prices, rising interest rates and the specter of rising inflation remain risk factors, we believe that a combination of historically low interest rates, moderate economic growth, and strengthening employment should help to drive stocks higher in 2005.

From a bond perspective, we expect the Federal Open Market Committee to raise its federal funds target rate to 3.0% by mid-year 2005. We will continue to monitor key economic data, such as payrolls, durable-goods orders, consumer spending, the Consumer Price Index, and inventories, to corroborate our cautiously optimistic economic view. With Treasuries yielding, on average, a less-than-stellar 3.7% at year-end, we expect to remain generously exposed to products that typically offer yield advantages. Recent price levels, however, have tempered our enthusiasm for the high-yield sector, and we are unlikely to commit additional dollars until prices back-off to less aggressive levels.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

                                                  www.mainstayfunds.com     M-65

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE    FIVE      SINCE
TOTAL RETURNS                      YEAR    YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                         11.28%  4.87%     9.17%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
5/1/95                                                    10000                       10000                       10000
                                                          11676                       12246                       12178
                                                          14387                       14896                       14975
                                                          17680                       20138                       19971
                                                          16949                       23285                       25678
                                                          18441                       24996                       31081
                                                          20818                       26749                       28251
                                                          20902                       25254                       24893
                                                          16501                       21334                       19392
                                                          21017                       27741                       24954
12/31/04                                                  23389                       32316                       27670

                 -- MainStay VP Value Portfolio            -- S&P 500 Index
                 -- Russell 1000 Value Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE    FIVE      SINCE
TOTAL RETURNS                      YEAR    YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                         11.01%  4.61%     8.90%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
5/1/95                                                    10000                       10000                       10000
                                                          11656                       12246                       12178
                                                          14325                       14896                       14975
                                                          17559                       20138                       19971
                                                          16790                       23285                       25678
                                                          18223                       24996                       31081
                                                          20521                       26749                       28251
                                                          20554                       25254                       24893
                                                          16186                       21334                       19392
                                                          20566                       27741                       24954
12/31/04                                                  22830                       32316                       27670

                 -- MainStay VP Value Portfolio            -- S&P 500 Index
                 -- Russell 1000 Value Index

                                                               ONE    FIVE      SINCE
BENCHMARKS                                                    YEAR    YEARS   INCEPTION

Russell 1000(R) Value Index*                                  16.49%  5.27%     12.90%
S&P 500(R) Index*                                             10.88   -2.30     11.10

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-66   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,070.25           $3.38           $1,021.75           $3.30
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,069.00           $4.68           $1,020.50           $4.57
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           87.7%
Short-Term Investments (collateral from securities lending
  is 4.8%)                                                              13.3
Convertible Preferred Stocks                                             2.6
Investment Company                                                       1.6
Liabilities in Excess of Cash and Other Assets                          -5.2

See Portfolio of Investments on page M-226 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Transocean, Inc.
 4.  JPMorgan Chase & Co.
 5.  International Business Machines Corp.
 6.  Sprint Corp.
 7.  General Mills, Inc.
 8.  Wachovia Corp.
 9.  Kimberly-Clark Corp.
10.  Rowan Cos., Inc.

                                                  www.mainstayfunds.com     M-67

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Richard A. Rosen of MacKay Shields LLC.

MAINSTAY VP VALUE PORTFOLIO

CAN YOU BRIEFLY DESCRIBE THE MAINSTAY VP VALUE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 65% of its total assets in equity securities and is not managed primarily to produce current income. In implementing this strategy, the Portfolio normally invests in common stocks that we believe to be "undervalued," or selling below their value, when purchased. The stocks in which the Portfolio invests typically pay dividends, but the Portfolio may invest in non-dividend-paying stocks if they meet the "undervalued" criterion. Normally, the Portfolio invests in stocks that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to: the company's cash flow and interest coverage ratios, the company's book value, the estimated value of the company's assets, the company's growth rates, and its future earnings. We may sell stocks if we no longer believe they will contribute to meeting the investment objective of the Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Value Portfolio returned 11.28% for Initial Class shares and 11.01% for Service Class shares. Both share classes underperformed the 11.53% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes underperformed the 16.49% return of the Russell 1000(R) Value Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004. The Portfolio posted strong absolute gains in the year, but lagged on a relative basis because of mediocre individual-stock performance in the health care, materials, and financials sectors.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING THE YEAR?

In general, an improving economy and strong growth in corporate profits drove stock prices higher, particularly in the fourth quarter. In the spring and summer of 2004, the equity markets moved mostly sideways as investors became concerned about higher energy prices, the unsteady pace of job growth, and the distractions of election-year politics. In the fall, the market welcomed easing energy prices and the conclusion of election uncertainties, including the potential for a terrorist incident. Macroeconomic news was mixed late in the year, but lower crude-oil and natural-gas prices and positive news on the job front gave investors confidence that the recovery would be sustainable. Although the Federal Open Market Committee raised the targeted federal funds rate five times in 2004, higher interest rates and inflation seemed to remain manageable risks. The persistently weak U.S. dollar gained more attention as a potential risk to equity investors. Other continuing risks include the unsettled geopolitical landscape and the likelihood that corporate profit growth will be modest in 2005.

WHICH SECURITIES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2004?

Among the Portfolio's health care holdings, Merck was down 36%(1) from the beginning of the year through the time when we sold the entire position. Merck shares fell precipitously in late September after Vioxx was pulled from the market because of safety concerns. We remained uncomfortable with Merck's potential drug-safety liability, and we sold the shares late in the year after they had recovered somewhat from their dramatic decline. We have a more favorable view of the risk/reward profile of Pfizer, whose drug Celebrex came under similar scrutiny. Pfizer shares were down 22% in 2004. We see Pfizer's potential liability as limited, and significantly more quantifiable than Merck's Vioxx liability. Since we view Pfizer's full new drug pipeline and strong cash flow as investment positives, we added to the Portfolio's position late in the year. Hospital operator HCA fell 6% in the year. The hospital industry continues to face headwinds from weak admissions trends and rising bad debt expense.

In the materials sector, aluminum maker Alcoa moved lower. The shares slipped 16% during the year because it appeared that higher costs were likely to affect near-term earnings trends. In the paper industry, Bowater was down 3%, while investors awaited earnings gains from recent price increases. Financials holding Marsh & McLennan fell sharply after the New York attorney general impli-

1. Performance percentages reflect the price performance of the securities mentioned for the 12 months ended December 31, 2004, or for the portion of the reporting period shares were held in the Portfolio, if shorter. Performance percentages reflect the impact of dividends received, if any. Purchases and sales within the Portfolio may cause the performance of Portfolio holdings to differ from that of the securities themselves.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-68   MainStay VP Series Fund, Inc.

cated the company in a bid-rigging scandal. After a precipitous drop, the shares rebounded slightly. We took advantage of the price rise to exit the Portfolio's position.

WHICH SECTORS AND SECURITIES MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2004?

During the year, the Portfolio saw positive relative performance in the information technology, energy, and telecommunication services sectors. In each case, good stock selection helped results.

Information technology holdings Advanced Micro Devices (+48%) and Computer Sciences (+27%) provided the greatest positive contributions to the Portfolio's performance. Shares of AMD benefited from competitive gains in the microprocessor market. IT services company CSC continued to demonstrate positive trends in bookings and cash-flow generation.

A number of the Portfolio's energy holdings rose sharply as crude-oil and natural-gas prices increased. An overweighted position in the sector also helped performance. Integrated producers ExxonMobil (+28%), ConocoPhillips (+36%), and ChevronTexaco (+26%) performed well. Offshore driller Transocean (+77) benefited from higher energy prices and rising day rates.

In the telecommunication services sector, Sprint was a positive contributor. The stock appreciated 45% from its time of purchase in mid-year through year-end. Earnings expectations for Sprint rose when fundamentals improved at the company's leading wireless business. Sprint's December 2004 decision to merge with wireless competitor Nextel met with investor approval. The strategic combination--and the announcement of plans to spin-off the local wireline business--highlighted Sprint's potential asset value.

HOW HAVE YOU CHANGED THE PORTFOLIO'S WEIGHTINGS?

We have reduced the Portfolio's positions in a number of basic materials and industrial-oriented holdings, since many of these securities are near our price targets and may represent a less attractive risk/reward profile. We continue to find the energy sector attractive for its improving fundamentals. The possibility that sustainably higher oil and gas prices may spur increased exploration activity has kept the Portfolio invested in selected energy services companies. We have been selling integrated-energy and refining concerns because their valuations have, in our opinion, become extended.

The Portfolio remains underweighted in many areas of the market that depend on consumer spending. Our concern about the consumer's incremental spending ability going forward extends to the consumer discretionary sector and to some financial institutions. The Portfolio is broadly underweighted in financials and, within the sector, has low relative exposure to interest-rate-sensitive stocks. In the absence of apparent value opportunities, we have kept the Portfolio underweighted in the utilities sector. On a selective basis, we are finding good value in the information technology and telecommunication services sectors. We are focusing on companies with high free-cash-flow yields, strong balance sheets, and low-end valuations.

As of December 31, 2004, the Portfolio was overweighted relative to the Russell 1000(R) Value Index* in energy, health care, information technology, telecommunication services, and consumer staples. At the same time, the Portfolio was underweighted relative to the Index in financials, consumer discretionary, industrials, and utilities.

WHAT IS YOUR OUTLOOK FOR 2005?

We remain optimistic about the worldwide economy and our disciplined value style of investing. We will continue to use our rigorous bottom-up investment process as we seek to seize opportunities that may arise among companies with value-enhancing attributes.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-69

MAINSTAY VP AMERICAN CENTURY INCOME
& GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE      FIVE      SINCE
TOTAL RETURNS                       YEAR    YEARS    INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                         12.65%   -0.96%     3.13%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                     10000                              10000
                                                                           10960                              11171
                                                                           12888                              13522
                                                                           11505                              12291
                                                                           10527                              10830
                                                                            8472                               8437
                                                                           10903                              10857
12/31/04                                                                   12283                              12038

    -- MainStay VP American Century Income &                         -- S&P 500 Index
      Growth Portfolio

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                    ONE      FIVE      SINCE
TOTAL RETURNS                       YEAR    YEARS    INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                         12.38%   -1.20%     2.87%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                     10000                              10000
                                                                           10942                              11171
                                                                           12835                              13522
                                                                           11429                              12291
                                                                           10431                              10830
                                                                            8374                               8437
                                                                           10752                              10857
12/31/04                                                                   12083                              12038

    -- MainStay VP American Century Income &                         -- S&P 500 Index
      Growth Portfolio

                                                               ONE     FIVE     SINCE
BENCHMARK                                                      YEAR   YEARS   INCEPTION

S&P 500(R) Index*                                             10.88%  -2.30%      2.82%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/13/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-70   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,076.00           $4.70           $1,020.50           $4.57
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,074.85           $6.00           $1,019.25           $5.84
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).



 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.0%
Short-Term Investment                                                    0.5
Convertible Preferred Stocks                                             0.4
Cash and Other Assets (less liabilities)                                 0.1
Warrants                                                                 0.0*

See Portfolio of Investments on page M-234 for specific holdings within these categories.

* Less than one-tenth of one percent.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  ChevronTexaco Corp.
 3.  Johnson & Johnson
 4.  International Business Machines Corp.
 5.  Intel Corp.
 6.  Ford Motor Co.
 7.  National City Corp.
 8.  CIGNA Corp.
 9.  Pfizer, Inc.
10.  Countrywide Financial Corp.

                                                  www.mainstayfunds.com     M-71

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Kurt Borgwardt, John Schniedwind and Zili Zhang of American Century Investment Management, Inc.

MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio selects equity securities from a universe of the 1,500 largest companies traded in the United States, ranked by market capitalization. The Portfolio maintains a structured, disciplined investment approach for both stock selection and portfolio construction. The Portfolio incorporates both growth and value measures (with a value tilt) into its stock-selection process to seek consistent long-term performance.

During 2004, Zili Zhang replaced Vivienne Hsu as comanager of MainStay VP American Century Income & Growth Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

During the 12 months ended December 31, 2004, MainStay VP American Century Income & Growth Portfolio returned 12.65% for Initial Class shares and 12.38% for Service Class shares. Both share classes underperformed the 14.62% return of the average Lipper* Variable Products Multi-Cap Value Portfolio over the same period. Both share classes outperformed the 10.88% return of the S&P 500(R) Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT FACTORS AFFECTED THE STOCK MARKET IN 2004?

Uncertainty held the U.S. stock market in check for most of the year. Although corporate earnings growth remained strong (profits of S&P 500(R)* companies grew by nearly 20% in 2004, according to estimates by Thomson First Call), stocks were unable to generate any positive momentum. Several factors dampened investor enthusiasm for stocks. Among these were evidence of moderating economic growth, a sharp rise in the price of oil, a series of interest-rate hikes by the Federal Open Market Committee, terrorism concerns, and uncertainty about the November elections.

In the last few months of the year, however, oil prices fell from their record-high levels, a rebound in job growth suggested that the economic recovery might have some resilience, and the presidential election ended decisively, without any legal wrangling. As a result, investor confidence surged, providing stock prices with a solid boost.

HOW DID THESE FACTORS AFFECT OVERALL MARKET PERFORMANCE IN 2004?

The major stock indices posted double-digit gains for the second consecutive year. Small-cap stocks extended their winning streak over large-capitalization stocks to five straight years when the small-cap Russell 2000(R) Index* finished 2004 with a return of 18.33%. Value stocks outperformed growth issues across all market capitalizations.

Every sector of the S&P 500(R)* produced positive results in 2004, but the best-performing sectors were energy, utilities, and telecommunication services. Lagging sectors included information technology and health care.

WHAT WAS THE MAJOR REASON FOR THE PORTFOLIO'S STRONG PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?*

The Portfolio's tilt toward value proved favorable, but stock selection was the main driver of the Portfolio's outperformance of the S&P 500(R)* in 2004. Stock selection worked best in the consumer staples and materials sectors.

WHICH CONSUMER STAPLES HOLDINGS SHOWED PARTICULAR STRENGTH IN 2004?

The top relative-performance contributor among the Portfolio's consumer staples stocks was Reynolds American (+43%).(2) The company was created from the merger of RJ Reynolds Tobacco and the U.S. arm of Brown & Williamson Tobacco in July 2004. Thanks to successful cost-cutting efforts, Reynolds American reported strong earnings growth.

1. The MainStay VP American Century Income & Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. American Century Investment Management, Inc., serves as subadvisor to this Portfolio.

2. Performance percentages reflect total returns of the indicated securities for the 12 months ended December 31, 2004. Purchases and sales within the Portfolio may cause the performance of the Portfolio to differ from that of the securities themselves.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-72   MainStay VP Series Fund, Inc.

The Portfolio also benefited from favorable stock selection among food & staples retailers and beverage companies. In particular, overweighted positions in grocery chain SUPERVALU (+23%) and beer maker Adolph Coors (+37%) strengthened absolute and relative performance. Our decision to avoid discount retailer Wal-Mart Stores (+1%) and soft-drink maker Coca-Cola Enterprises (-16%) enhanced relative performance.

WHICH MATERIALS STOCKS FARED WELL DURING THE YEAR?

The top contributor to the Portfolio's performance on both an absolute and relative basis was chemicals company Monsanto (+96%). The company's fiscal-year 2004 earnings nearly tripled from the previous year as herbicide and corn seed sales improved. Overweighted positions in forest products companies Potlatch (+55%) and Louisiana-Pacific (+51%) also helped relative performance.

WERE THERE ANY OTHER STRONG SECTORS AND SECURITIES IN 2004?

Stock selection was also successful in the utilities and financial sectors. Two of the top-five relative contributors to performance were electric utilities TXU (+178%) and Edison International (+52%). TXU sold some of its noncore assets and reduced its debt substantially during the year, while Edison increased 2004 earnings projections and boosted its dividend. In the financials sector, strong contributors included real estate investment trust CBL & Associates (+42%) and commercial banking enterprise Bank of America (+22%). During 2004, Bank of America was one of the Portfolio's most significantly overweighted positions relative to the S&P 500(R) Index.*

It is also worth mentioning the Portfolio's two most heavily overweighted energy positions, Sunoco (+63%) and ChevronTexaco (+26%). The latter was one of the largest individual holding in the Portfolio at year-end. Since the price of oil remained high in 2004, these stocks were among the strongest contributors to the Portfolio's relative performance.

WERE THERE ANY AREAS WHERE STOCK SELECTION HAD A NEGATIVE IMPACT?

Stock selection detracted from the Portfolio's relative performance in the information technology and health care sectors. Relative results in the information technology sector were hampered by overweighted positions in semiconductor manufacturer Intel (-27%) and computer-hardware maker Hewlett-Packard (-7%). Relative performance was also hurt by a lack of exposure to search engine company Yahoo! (+67%) and by an underweighted position in wireless chipmaker QUALCOMM (+58%).

The health care sector contained the biggest individual detractor from the Portfolio's performance--pharmaceutical giant Merck (-28%). The company pulled its top-selling pain-relief medication off the market after the medication was linked to increased risk of heart attack. Other negative contributors to relative performance included drug company Bristol-Myers Squibb (-7%) and health services provider Health Net (-12%), both of which were overweighted in the Portfolio.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE S&P 500(R) INDEX* FROM A SECTOR PERSPECTIVE?

The Portfolio focuses on individual stock selection and does not take substantial positions in market sectors or industries. Our individual stock-selection process resulted in the Portfolio holding modestly overweighted positions relative to the S&P 500(R) Index* in the consumer discretionary, utilities, and financials sectors in 2004. Underweighted sectors in the Portfolio included industrials and consumer staples.

HOW WILL YOU POSITION THE PORTFOLIO GOING FORWARD?

As always, we will continue to seek stocks that we believe have an attractive combination of value and growth potential, while we attempt to balance the Portfolio's risk and expected return.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-73

MAINSTAY VP DREYFUS LARGE COMPANY
VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                   ONE     FIVE      SINCE
TOTAL RETURNS                      YEAR    YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                        11.37%   2.27%     3.12%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP DREYFUS LARGE
                                                                  COMPANY VALUE PORTFOLIO           S&P 500/BARRA VALUE INDEX
                                                                 -------------------------          -------------------------
5/1/98                                                                    10000.00                           10000.00
                                                                          10283.00                           10160.00
                                                                          10975.00                           11452.00
                                                                          11698.00                           12149.00
                                                                          11171.00                           10726.00
                                                                           8618.00                            8489.00
                                                                          11026.00                           11188.00
12/31/04                                                                  12279.00                           12945.00

    -- MainStay VP Dreyfus Large Company          -- S&P 500/Barra Value Index
      Value Portfolio

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                   ONE     FIVE      SINCE
TOTAL RETURNS                      YEAR    YEARS   INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                        11.09%   2.02%     2.87%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP DREYFUS LARGE
                                                                  COMPANY VALUE PORTFOLIO           S&P 500/BARRA VALUE INDEX
                                                                 -------------------------          -------------------------
5/1/98                                                                    10000.00                           10000.00
                                                                          10266.00                           10160.00
                                                                          10929.00                           11452.00
                                                                          11621.00                           12149.00
                                                                          11069.00                           10726.00
                                                                           8518.00                            8489.00
                                                                          10872.00                           11188.00
12/31/04                                                                  12078.00                           12945.00

    -- MainStay VP Dreyfus Large Company          -- S&P 500/Barra Value Index
      Value Portfolio

                                                               ONE    FIVE     SINCE
BENCHMARK                                                     YEAR   YEARS   INCEPTION

S&P 500/Barra Value(R) Index*                                 15.71%  2.48%      3.95%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-74   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,083.30           $5.03           $1,020.20           $4.87
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,082.05           $6.33           $1,018.95           $6.14
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           98.2%
Short-Term Investment                                                    1.5
Cash and Other Assets (less liabilities)                                 0.3

See Portfolio of Investments on page M-242 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  General Electric Co.
 5.  JPMorgan Chase & Co.
 6.  Tyco International Ltd.
 7.  Morgan Stanley
 8.  Wachovia Corp.
 9.  United Technologies Corp.
10.  Goldman Sachs Group, Inc. (The)

                                                  www.mainstayfunds.com     M-75

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Brian C. Ferguson, Director of U.S. Large Cap Value Portfolio Management, The Boston Company U.S. Large Cap Value Portfolio Management Team, The Dreyfus Corporation.

MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in domestic and foreign large-capitalization stocks and seeks to outperform its benchmark over a full market cycle. The subadvisor uses a bottom-up, research-driven, and fundamentally based investment process.

During 2004, Brian C. Ferguson, J. David Macey, William E. Costello, and Robert
J. Eastman replaced Valerie J. Sill as comanagers of MainStay VP Dreyfus Large Company Value Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Dreyfus Large Company Value Portfolio returned 11.37% for Initial Class shares and 11.09% for Service Class shares. Both share classes underperformed the 11.53% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes underperformed the 15.71% return of the S&P 500(R)/Barra Value Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2004.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET IN 2004?

During 2004, the U.S. market transitioned from a dramatic rebound to a more cautious advance, as U.S. dollar weakness and the current account deficit tempered investor enthusiasm. Interest rates bottomed out at 40-year lows, global tension continued in the Middle East, and oil prices briefly soared beyond $50 per barrel as U.S. gross domestic product slowed from its rapid growth rate to a more moderate and sustainable level. A clear outcome to the U.S. presidential elections, higher corporate expenditures, fewer jobless claims, and stronger fundamentals helped provide support for an increasingly sustainable advance by the U.S. economy.

WHICH SECTORS AND SECURITIES WERE PARTICULARLY STRONG DURING 2004?

Defensive sectors led the market as typically cyclical companies faced selling pressure. Soaring oil prices caused the energy sector to surge forward. The energy stocks of the Russell 1000(R) Value Index* advanced 31%,(2) while investor demand for strong cash flow and high dividend yields drove the Index's utilities stocks up 24% and telecommunication services companies up 20%. Earlier in the year, an investor migration toward defensive sectors helped consumer staples companies return 20% for 2004. The remaining sectors all posted positive returns, including health care, which lagged other sectors with a 2% return.

The most significant relative contributor during 2004 was telecommunication services. The Portfolio's telecom holdings substantially outperformed the telecom stocks of the Russell 1000(R) Value Index.* Much of the outperformance was driven largely by diversified telecommunication services provider Sprint, which advanced 55% on strong wireless subscriber growth (including 23% growth in Blackberry subscribers). Sprint also benefited from its pending merger with Nextel Communication, which would create the third-largest wireless company in the United States.

Strong stock selection in the utilities sector helped the Portfolio substantially outperform utility stocks in the Russell 1000(R) Value Index.* In particular, the Portfolio benefited from an overweighted position in TXU Corporation. The stock doubled in price from the time it was purchased earlier in the year, and we trimmed the position.

WHY DID THE PORTFOLIO UNDERPERFORM?

Several factors contributed to the Portfolio's underperformance. In general, our unwillingness to hold overvalued companies that were riding waves of positive--but in our view irrational--investor sentiment contributed a substantial amount to the Portfolio's relative results.

1. The MainStay VP Dreyfus Large Company Value Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. The Dreyfus Corporation serves as subadvisor to this Portfolio.

2. Since neither Barra nor Standard & Poor's provides sector return data for the Portfolio's benchmark, the S&P 500(R)/Barra Value Index,* we have used Russell 1000(R) Value Index* data for all sector performance comparisons in this Portfolio Management Discussion and Analysis.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-76   MainStay VP Series Fund, Inc.

In the financials sector, there were three primary sources of underperformance. The Portfolio's lack of exposure to the real estate investment and development industry detracted from overall performance, as real estate continues to advance around the country. In the residential-mortgage segment, there were two major detractors--PMI Group and Fannie Mae. PMI Group is a company that offers mortgage insur-ance and credit enhancements. Fannie Mae is a government-affiliated mortgage lender. Both stocks suffered from speculation about imminent interest-rate increases and the potential for lower volumes. Finally, American International Group languished in 2004, since the massive insurance firm faced billions in claims after four devastating hurricanes battered the southeastern United States.

In the consumer discretionary sector, lower industry-wide radio advertising sent airwaves giant Clear Channel Communications down 28%. Viacom, a diversified media conglomerate with television, radio, and movie interests, fell 17% when it spun off Blockbuster. Although the divesture helped Viacom shed a slow-growth business and is expected to provide long-term benefits, the deal's short-term dilutive effect sent shares downward.

In the energy sector, sustained high oil prices drove profits skyward as oil peaked at over $55 per barrel in November. Although the Portfolio earned a 25% absolute return on its energy holdings, a slightly underweighted position detracted from relative performance. The rationale for our strategic under-weight turned out to be correct but a little too early. Since November, oil prices have settled to a more moderate and sustainable $42, and the sector has pulled back accordingly.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that U.S. current account deficit, a weak dollar, decreasing unemployment, and measured interest-rate increases will combine for a favorable investment environment in 2005. As we begin 2005, we continue to focus on uncovering value in a market that has become increasingly expensive over the last 24 months.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-77

MAINSTAY VP EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                  ONE      FIVE      SINCE
TOTAL RETURNS                     YEAR    YEARS    INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                       -2.32%   -7.57%     4.20%

                                            (After Portfolio operating expenses)

                                                 MAINSTAY VP EAGLE ASSET
                                                    MANAGEMENT GROWTH          RUSSELL 1000 GROWTH
                                                    EQUITY PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                 -----------------------       -------------------            -------------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                        11785.00                    11881.00                    11171.00
                                                        19504.00                    15821.00                    13522.00
                                                        17561.00                    12273.00                    12291.00
                                                        14653.00                     9766.00                    10830.00
                                                        10520.00                     7043.00                     8437.00
                                                        13471.00                     9138.00                    10857.00
12/31/04                                                13158.00                     9714.00                    12038.00

            -- MainStay VP Eagle Asset Management         -- S&P 500 Index
              Growth Equity Portfolio
            -- Russell 1000 Growth Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                   ONE     FIVE      SINCE
TOTAL RETURNS                     YEAR    YEARS    INCEPTION
------------------------------------------------------------
After Portfolio operating
  expenses                        -2.57%  -7.81%     3.92%

                                            (After Portfolio operating expenses)

                                                 MAINSTAY VP EAGLE ASSET
                                                    MANAGEMENT GROWTH          RUSSELL 1000 GROWTH
                                                    EQUITY PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                 -----------------------       -------------------            -------------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                        11765.00                    11881.00                    11171.00
                                                        19416.00                    15821.00                    13522.00
                                                        17426.00                    12273.00                    12291.00
                                                        14504.00                     9766.00                    10830.00
                                                        10387.00                     7043.00                     8437.00
                                                        13269.00                     9138.00                    10857.00
12/31/04                                                12928.00                     9714.00                    12038.00

            -- MainStay VP Eagle Asset Management         -- S&P 500 Index
              Growth Equity Portfolio
            -- Russell 1000 Growth Index

                                                               ONE     FIVE     SINCE
BENCHMARKS                                                     YEAR   YEARS   INCEPTION

Russell 1000(R) Growth Index*                                  6.30%  -9.29%     -0.43%
S&P 500(R) Index*                                             10.88   -2.30      2.82

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/6/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-78   MainStay VP Series Fund, Inc.

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,019.60           $4.16           $1,020.90           $4.17
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,018.35           $5.43           $1,019.65           $5.43
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            99.8%
Cash and Other Assets (less liabilities)                                  0.2

See Portfolio of Investments on page M-248 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Dell, Inc.
 2.  eBay, Inc.
 3.  Microsoft Corp.
 4.  Pfizer, Inc.
 5.  Broadcom Corp., Class A
 6.  General Electric Co.
 7.  Yahoo!, Inc.
 8.  McDonald's Corp.
 9.  Coca-Cola Co. (The)
10.  Harrah's Entertainment, Inc.

                                                  www.mainstayfunds.com     M-79

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Ashi Parikh of Eagle Asset Management, Inc.

MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests primarily in U.S. common stocks, mostly of companies with market capitalizations greater than $5 billion at the time of purchase. The Portfolio's subadvisor seeks companies with potential to offer above-average long-term capital appreciation. Companies in which the Portfolio invests normally have better-than-average expected earnings-per-share growth or better-than-average expected revenue growth, or relatively high return on equity. Securities that meet the Portfolio's quantitative criteria are subjected to extensive fundamental analysis of competitive advantages, management capability, and the ability of the company to improve its market share and drive earnings growth.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Eagle Asset Management Growth Equity Portfolio returned -2.32% for Initial Class shares and -2.57% for Service Class shares. Both share classes underperformed the 8.59% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also underperformed the Russell 1000(R) Growth Index,* the Portfolio's benchmark, which returned 6.30% for the 12 months ended December 31, 2004.

WHY DID THE PORTFOLIO UNDERPERFORM?

Throughout 2004 the Portfolio was structured to benefit from sustained economic expansion. This positioning had a negative influence on the Portfolio's near-term performance when growth in global gross domestic product slowed, which intensified concerns that higher energy prices and continued geopolitical uncertainty might disrupt global commerce. About two-thirds of the Portfolio's relative underperformance resulted from stock selection and about one-third from sector-allocation decisions.

WHAT ECONOMIC FACTORS INFLUENCED THE STOCK MARKET DURING 2004?

Economic data from the fourth quarter and from the year provide what we perceive as evidence of a well-balanced recovery. Real gross domestic product and real consumer spending both rose approximately 4% in 2004. Capital expenditures grew approximately 8%, and residential investment increased by 5%. At the same time, federal and state government spending increased only 2%.

Private-sector growth has been essential to the recovery. We believe that corporate profits will end the year up about 17%, an improvement that may have helped ease hiring restrictions. During 2004, the unemployment rate declined from 5.9% to 5.4%. The Federal Reserve has taken a measured approach to tightening monetary policy, by gradually raising the targeted federal funds rate from 1.00% at the beginning of 2004 to 2.25% by the end of the year.

Counterbalancing the positive growth were high and volatile oil prices, a declining dollar, an increasing trade deficit, a growing federal deficit, and a wide array of geopolitical risks. High energy prices remain a concern because they increase input costs for producers and manufacturers and act as a tax on the consumer. Even so, overall economic data appear to signal an economy that is moving out of a recovery phase and into an expansion phase.

WHAT SECTORS HURT THE PORTFOLIO'S PERFORMANCE?

Stocks in the consumer discretionary and consumer staples sectors detracted from the Portfolio's performance as a result of stock selection in the media industry and an underweighted position in the consumer staples sector. The Portfolio maintains a large allocation to media companies, although we have trimmed the position from earlier levels. The Portfolio did not benefit from the strong outperformance seen in the multiline retail industry and the consumer staples sector. Valuations among consumer staples companies continue to reinforce our caution about the sector. The information technology sector hurt performance because the Portfolio held overweighted positions in underperforming stocks in the semiconductors & semiconductor equipment industry.

WHAT WERE SOME OF THE PORTFOLIO'S STRONGEST PERFORMING SECURITIES IN 2004?

Top performers included eBay, Tempur-Pedic International, Harrah's Entertainment, Caremark Rx, and

1. The MainStay VP Eagle Asset Management Growth Equity Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management, Inc., serves as subadvisor to this Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-80   MainStay VP Series Fund, Inc.

General Electric. During the year, eBay benefited when advertising dollars migrated from traditional-media companies--with interests in radio, television and newspapers--to nontraditional media companies that tend to leverage the Internet better. Continued growth in auction listings and eBay's overseas expansion have helped sustain the company's growth. Brand penetration has been a key to success for mattress retailer Tempur-Pedic. Increasing demand and minimal growth in supply helped Harrah's Entertainment record better-than-expected profits in 2004. We believe that Harrah's has yet to realize the full benefits of acquiring Caesars Entertainment and selling Caesars Entertainment's noncore assets. Popular television shows have helped ratings momentum at Walt Disney, and we believe that the outlook for the company's theme-park business remains strong. Caremark Rx continues to improve efficiencies in the pharmaceutical-purchasing channel. The company's efficiencies have led to lower prices for consumers. General Electric benefited from a transition to higher-growth, higher-return endeavors.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2004?

Fairchild Semiconductor International, Applied Micro Circuits, VERITAS Software, IAC/InterActiveCorp, and Nortel Networks were the Portfolio's worst-performing securities. Semiconductor companies Fairchild Semiconductor and Applied Micro Circuits had poor results despite strong year-over-year revenue growth. While we would view any evidence of an inventory reduction or a pickup in demand as a positive catalyst, we see inventory increases or flat capital spending as potential risks. VERITAS Software did not meet analysts' expectations for the year. IAC/InterActiveCorp's performance suffered from increasing competition among existing Web sites and third-party aggregators and from concerns about continued inventory-supply constraints. Although telecommunications equipment company Nortel Networks detracted from the Portfolio's performance in 2004, we believe that robust financial conditions should support increased spending for telecommunications equipment in 2005.

WHICH SECURITIES DID YOU BUY AND SELL FOR THE PORTFOLIO DURING 2004?

We sold a few health care names--Aetna, Guidant, St. Jude Medical, and Wyeth--when they reached what we believed to be their full value. The Portfolio recorded gains on each of these sales both since purchase and for the reporting period. We purchased Chiron after a well-publicized flu-vaccine withdrawal dropped the stock to what we viewed as attractive levels. News of insurance-brokerage industry investigations by New York Attorney General Eliot Spitzer dominated the headlines and sent insurance stocks significantly lower. We used the opportunity to buy American International Group (AIG), which has a AAA-rated balance sheet and less than 2% of revenues exposed to the ongoing investigation. We sold consumer names Cendant, Gannett, and IAC/InterActive-Corp and purchased McDonald's and Target. Both McDonald's and Target are among the leaders in their respective markets and have seen continued strength in sales. We also added software company Symantec, which has benefited from continued concern about information security.

WHAT HAS DETERMINED YOUR POSITIONING OF THE PORTFOLIO?

We continue to position the Portfolio with a bias toward an economic recovery. At the same time, we have sought to lower the Portfolio's risk profile by reducing the size of its overweighted allocations and by focusing on higher-quality names. We have maintained an underweighted position in the consumer staples sector and have overweighted consumer discretionary names. Additionally, we have continued to overweight the semiconductors & semiconductor equipment industry while shifting the Portfolio's assets toward higher-quality companies.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Economic indicators have continued to move in a positive direction throughout 2004. Major risks include a moderating housing cycle, Federal Reserve tightening, fading fiscal stimulus, the modest pace of corporate investment, a lack of pent-up consumer demand, and high levels of consumer debt. Even so, we believe that recent data suggests a continued economic expansion in 2005. The federal funds rate remains low enough to spur capital investment. In our opinion, global corporate profitability, balance-sheet strength, and cash flows have laid the foundation for sustainable growth. There is an estimated $1 trillion in cash on the balance sheets of American corporations, and we believe CEOs are inclined to use that cash. A reduction in speculative positions and moderating demand for crude oil should help bring down energy costs to corporations, which in turn will help consumers.

                                                  www.mainstayfunds.com     M-81

As we see it, the global economy appears poised for continued solid expansion in 2005, although we perceive risk in the delicate balance between growth and inflation. We believe that solid top-line growth and high, stable margins should drive earnings growth over the year ahead.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-82   MainStay VP Series Fund, Inc.

MAINSTAY VP LORD ABBETT DEVELOPING
GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

 INITIAL CLASS                                                    AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE     FIVE      SINCE
TOTAL RETURNS                       YEAR    YEARS    INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                          5.86%   -4.83%    -0.76%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP LORD
                                                    ABBETT DEVELOPING          RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                         9210.00                     8993.00                    11171.00
                                                        12176.00                    12868.00                    13522.00
                                                         9852.00                     9982.00                    12291.00
                                                         9130.00                     9061.00                    10830.00
                                                         6484.00                     6319.00                     8437.00
                                                         8979.00                     9386.00                    10857.00
12/31/04                                                 9506.00                    10729.00                    12038.00

                 -- MainStay VP Lord Abbett Developing  -- S&P 500 Index
                 Growth Portfolio
                 -- Russell 2000 Growth Index

 SERVICE CLASS(1)                                                 AS OF 12/31/04
--------------------------------------------------------------------------------

                                     ONE     FIVE      SINCE
TOTAL RETURNS                       YEAR    YEARS    INCEPTION
--------------------------------------------------------------
After Portfolio operating
  expenses                          5.60%   -5.07%    -1.01%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP LORD
                                                    ABBETT DEVELOPING          RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
5/1/98                                                  10000.00                    10000.00                    10000.00
                                                         9195.00                     8993.00                    11171.00
                                                        12123.00                    12868.00                    13522.00
                                                         9783.00                     9982.00                    12291.00
                                                         9043.00                     9061.00                    10830.00
                                                         6406.00                     6319.00                     8437.00
                                                         8850.00                     9386.00                    10857.00
12/31/04                                                 9345.00                    10729.00                    12038.00

                 -- MainStay VP Lord Abbett Developing  -- S&P 500 Index
                 Growth Portfolio
                 -- Russell 2000 Growth Index

                                                               ONE     FIVE     SINCE
BENCHMARKS                                                     YEAR   YEARS   INCEPTION

Russell 2000 Growth Index*                                    14.31%  -3.57%      1.06%
S&P 500(R) Index*                                             10.88   -2.30      2.82

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-83

 COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS                             7/1/04            12/31/04           PERIOD          EXPENSES)           PERIOD
------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS(1)                       $1,000.00         $1,037.25           $5.48           $1,019.65           $5.43
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS(1)                       $1,000.00         $1,036.00           $6.76           $1,018.40           $6.70
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           97.0%
Short-Term Investment                                                    4.2
Liabilities in Excess of Cash and Other Assets                          -1.2

See Portfolio of Investments on page M-254 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Resources Connection, Inc.
 2.  Centene Corp.
 3.  AMERIGROUP Corp.
 4.  Integra LifeSciences Holdings
 5.  Armor Holdings, Inc.
 6.  EGL, Inc.
 7.  LandStar System, Inc.
 8.  Kronos, Inc.
 9.  Scientific Games Corp.
10.  Joy Global, Inc.

 M-84   MainStay VP Series Fund, Inc.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager F. Thomas O'Halloran, of Lord, Abbett & Co. LLC.

MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO(1)

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests primarily in the common stocks of companies with above-average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. We use a bottom-up stock selection process, which means that we focus on the investment fundamentals of companies rather than react to stock-market events. The Portfolio may also invest in companies that are in their formative years.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2004?

For the 12 months ended December 31, 2004, MainStay VP Lord Abbett Developing Growth Portfolio returned 5.86% for Initial Class shares and 5.60% for Service Class shares. Both share classes underperformed the 11.71% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Both share classes underperformed the 14.31% return of the Portfolio's benchmark, the Russell 2000(R) Growth Index,* for the 12 months ended December 31, 2004.

HOW DID THE STOCK MARKET PERFORM DURING 2004?

After experiencing significant volatility throughout much of 2004, the equity market rallied sharply in the fourth quarter. As we had anticipated, the rally gained strength when the uncertainty surrounding the U.S. presidential election subsided. Data from both Russell and Standard & Poor's confirm that investors preferred small- and mid-capitalization stocks over large-cap issues in 2004. They also preferred value stocks over growth stocks at all capitalization levels.

By year-end 2004, the broad Russell 2000(R) Index* had exceeded its previous peak, which was reached in early 2000. The Russell 2000(R) Growth Index,* however, closed 2004 well below its previous high-water mark.

WHY DID THE PORTFOLIO UNDERPERFORM IN 2004?

The Portfolio suffered from disappointing stock selection during the year. Stock selection in the information technology sector was the greatest detractor from performance relative to the Portfolio's benchmark, the Russell 2000(R) Growth Index.* Stock selection in the health care and telecommunication services sectors also negatively affected the Portfolio's results. The largest contributor to relative performance during 2004 was stock selection within the consumer discretionary sector.

WHICH PORTFOLIO HOLDINGS SHOWED STRONG PERFORMANCE DURING 2004?

Overstock.com is an online retailer that purchases excess name-brand merchandise from retailers and sells it directly to customers via the Internet. The company's stock price improved because of strong earnings growth in the third and fourth quarters of 2004. Earnings growth was fueled by an increase in Internet holiday shopping.

AMERIGROUP, a Medicaid HMO, advanced when the company reported solid earning growth, which resulted from significant rate increases and expanding membership.

Shuffle Master, which develops casino machinery, saw its stock price climb in 2004. The increases followed several acquisitions that helped the company increase revenue growth.

TIBCO Software, a provider of "middle-ware software," continued to see strength in the company's enterprise-wide data-integration segment.

Resources Connection, a professional-services firm, continued to benefit from demand for Sarbanes-Oxley related services.

1. The MainStay VP Lord Abbett Developing Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Lord, Abbett & Co. LLC serves as subadvisor to this Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-85

WHICH PORTFOLIO HOLDINGS SHOWED WEAK PERFORMANCE DURING THE YEAR?

Odyssey Healthcare, a hospice service provider, fell in 2004 when increased competition led to lower patient volume. Since the health care sector showed continuing weakness, we sold the Portfolio's position in the company.

Vitesse Semiconductor, a developer of high-performance semiconductors, saw its stock price decline when lower demand for storage solutions led earnings to fall short of expectations. The Portfolio eliminated the position.

Wireless Facilities is a provider of outsourced communications and integration services for the wireless industry. The company's stock price declined when performance results came in below analysts' expectations and the company announced a restatement of earnings. The Portfolio's position in Wireless Facilities has been sold.

KVH Industries, a maker of mobile satellite systems, suffered when the market lowered its expectations for the company's sales to the U.S. military. The Portfolio sold its position in the stock.

Shares of Plexus, an electronics contract-manufacturing-services firm, fell when the company announced operating inefficiencies that weakened margins. The Portfolio continues to hold its relatively small position in Plexus.

WHAT WERE SOME OF THE PORTFOLIO'S LARGEST PURCHASES IN 2004?

Armor Holdings, a security-products and consulting firm, has been held by the Portfolio for a number of years. We bought and sold shares of Armor Holdings at various points in 2004. Although profit taking involved several trades over a number of months, the Portfolio's average gain on sales of the company's shares in 2004 was 42%.(2) Armor Holdings continues to be a significant position in the Portfolio.

Another new holding, Landstar System, was purchased principally in July 2004. Landstar is a freight-forwarding and global-logistics company, whose shares advanced owing to a strengthening industrial economy throughout the U.S. and hurricane-related business in Florida. Landstar continues to be a significant holding in the Portfolio, although we trimmed a small portion in 2004 at an average gain of 11%.

VISX is a company that provides equipment and service to the laser eye-surgery market. The Portfolio added VISX stock beginning in April, and the majority of the position was established by June. The company's stock declined on a disappointing earnings outlook, and by November we had eliminated the position at an average loss of 18%.

WHAT WERE SOME OF THE PORTFOLIO'S MOST SIGNIFICANT SALES DURING THE YEAR?

Digital River is an e-commerce outsourcing company that focuses on software publishers. The Portfolio accumulated the bulk of its position in 2003, and after strong price appreciation, the position was eliminated in 2004 at an average gain of 63%.

Netflix is an online DVD-rental company. The Portfolio accumulated a position in this company in mid-2003, and it was a strong performer for most of that year. Owing to increased competition and pricing pressure, however, the company's share price declined in 2004. The position was eliminated by mid-year, with an average gain of approximately 18%.

As we mentioned when discussing large purchases, Armor Holdings was also a large sale in 2004.

HOW DID YOU CHANGE THE PORTFOLIO'S POSITIONING DURING 2004?

As the year progressed, we focused on increasing the Portfolio's exposure to companies that we believed are better positioned to benefit from a cyclical economic recovery. We also focused on reducing exposure to traditional growth sectors. To this end, the Portfolio increased its positions in the industrials sector and reduced its holdings in the information technology and consumer discretionary sectors.

The Portfolio also increased its exposure to the financials sector. Within financials, our focus has been on institutions that Lord Abbett expects to benefit from economic and asset growth, rather than on banks with exposure to interest-rate spreads.

2. Performance percentages represent average gains or losses for the periods indicated.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-86   MainStay VP Series Fund, Inc.

At year-end, the Portfolio's most significantly overweighted position versus the Russell 2000(R) Growth Index* was in the industrials sector. At the same time, the Portfolio's most significantly underweighted position was in the health care sector.

WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO?

While economic growth remains solid, Lord Abbett expects that business momentum may have peaked. In Lord Abbett's view, the principal benefits from expansionary monetary and fiscal policies are behind us. Accordingly, the Portfolio is likely to begin to modify its exposure to industrial and information technology names and to continue its careful evaluation of retail holdings. The Portfolio is likely to increase its exposure to less economically sensitive areas, such as commercial service firms with a regulatory focus, health care companies, and defense companies. The Portfolio will continue to see potential in individual stock selections rather than sector positioning.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


The views of the Lord, Abbett & Co. LLC, the Portfolio's subadvisor, and the Portfolio's holdings described in this report are as of December 31, 2004; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-87

DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        GARY E.           Chairman and Chief     Chief Executive Officer, Chairman, and             53           None
        WENDLANDT         Executive Officer      Manager, New York Life Investment
        10/8/50           since 2002 and         Management LLC (including predecessor
                          Director since 2001    advisory organizations) and New York
                                                 Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Manager, NYLIFE Distributors LLC; Vice
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman,
                                                 President and Chief Executive Officer,
                                                 and Trustee, The MainStay Funds (23
                                                 portfolios); Executive Vice President
                                                 and Chief Investment Officer, MassMutual
                                                 Life Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
        ANNE F. POLLACK   President since 1990   Senior Vice President and Chief                    19           Community
        11/7/55           and Director since     Investment Officer, New York Life                               Preservation
                          1989                   Insurance Company; Senior Vice                                  Corporation (Not
                                                 President, Chief Investment Officer, and                        for Profit)
                                                 Manager, NYLIFE LLC; Senior Vice                                since 2002; Coro
                                                 President and Director, New York Life                           New York
                                                 Insurance and Annuity Corporation and                           Leadership
                                                 NYLIFE Insurance Company of Arizona;                            Center (Not for
                                                 Senior Vice President, Chief Investment                         Profit) since
                                                 Officer, and Manager, New York Life                             December 2004
                                                 International, LLC; Director, NYLIFE
                                                 Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life               19           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice
                          since 1984             President, Chief Investment Officer, and
                                                 Director, New York Life Insurance and
                                                 Annuity Corporation and NYLIFE Insurance
                                                 Company of Arizona; Senior Vice
                                                 President and Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

M- 88   MainStay VP Series Fund, Inc.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        MICHAEL J. DRABB  Director since 1994    Retired. Executive Vice President,                 19           Director, MONY
        10/4/33                                  O'Brien Asset Management (1993 to 1999).                        Series Fund Inc.
                                                                                                                 (7 portfolios);
                                                                                                                 Director, New
                                                                                                                 York Life
                                                                                                                 Settlement
                                                                                                                 Corporation.
        -------------------------------------------------------------------------------------------------------------------------
        JILL FEINBERG     Director since 1995    President, Jill Feinberg & Company, Inc.           19           Director, New
        4/14/54                                  (special events and meeting planning                            York Life
                                                 firm).                                                          Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983    Retired. Treasurer and Executive                   19           None
        12/1/20                                  Officer, National Gallery of Art (1985
                                                 to 1995).
        -------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994    V. Duane Rath Professor of Accounting,             19           None
        5/22/40                                  Graduate School of Business, University
                                                 of Chicago; President, Roman L. Weil
                                                 Associates, Inc. (consulting firm).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997    Retired. Managing Director of Salomon              19           None
        JR.                                      Brothers, Inc. (1981 to 1995).
        10/22/41
        -------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                    OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        THEODORE A.       Executive Vice         Executive Vice President and Co-Head of            19           None
        MATHAS            President since 2002   Life & Annuity (as of January 1, 2004)
        4/4/67                                   and Senior Vice President and Chief
                                                 Operating Officer for Life & Annuity
                                                 (1998 to December 2003), New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Director, New York Life
                                                 Insurance and Annuity Corporation and
                                                 NYLIFE Insurance Company of Arizona;
                                                 Director, NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Treasurer, Chief       Managing Director, New York Life                   61           None
        FARRELL           Financial and          Investment Management LLC (including
        9/27/59           Accounting Officer     predecessor advisory organizations);
                          since 2001             Vice President, Treasurer, and Chief
                                                 Financial and Accounting Officer, The
                                                 MainStay Funds; Treasurer and Chief
                                                 Financial and Accounting Officer,
                                                 Eclipse Funds Inc. and Eclipse Funds;
                                                 Chief Financial Officer and Assistant
                                                 Treasurer, McMorgan Funds.
        -------------------------------------------------------------------------------------------------------------------------

                                                  www.mainstayfunds.com    M- 89

                                                                                              NUMBER OF
                          POSITION(S) HELD WITH                                               PORTFOLIOS           OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                       OVERSEEN BY OFFICER  HELD BY OFFICER
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ALISON H.         Vice President--       Managing Director and Chief Compliance               53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 2004         Management LLC (June 2003); Vice
                                                 President--Compliance, The MainStay Funds,
                                                 Eclipse Funds, and Eclipse Funds Inc.;
                                                 Senior Managing Director--Compliance,
                                                 NYLIFE Distributors; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August 2002)
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General              53           None
        MORRISON          September 2004         Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Secretary, The MainStay Funds, Eclipse
                                                 Funds, Eclipse Funds Inc.; Managing
                                                 Director and Secretary, NYLIFE Distributors
                                                 LLC; Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance              53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc., and NYLIFE
                                                 Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Tax Vice
                                                 President, Eclipse Funds, Eclipse Funds
                                                 Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

M- 90   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer and Director

ANNE F. POLLACK
President and Director

MICHAEL J. DRABB
Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

THEODORE A. MATHAS
Executive Vice President

PATRICK J. FARRELL
Treasurer, Chief Financial and Accounting Officer and Assistant Secretary

MARGUERITE E. H. MORRISON
Secretary

ALISON H. MICUCCI
Vice President--Compliance

RICHARD W. ZUCCARO
Tax Vice President

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Some Portfolios may not be available in all products.
 * As of December 31, 2004.
** An affiliate of New York Life Investment Management LLC.

SUBADVISORS

MACKAY SHIELDS LLC**

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

THE DREYFUS CORPORATION

EAGLE ASSET MANAGEMENT, INC.

LORD, ABBETT & CO., LLC

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIANS

THE BANK OF NEW YORK

JP MORGAN CHASE & CO.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

                                                  www.mainstayfunds.com    M- 91

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.4%)+
ASSET-BACKED SECURITIES (3.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (2.1%)
American Express Master Trust
  Series 2002-2 Class A
  2.15%, due 5/15/06 (d)                            $ 5,000,000   $  5,001,606
MBNA Credit Card Master
  Note Trust
  Series 2003-A2 Class A2
  2.45%, due 8/15/08 (d)                              5,000,000      5,003,003
                                                                  ------------
                                                                    10,004,609
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
Bank One Issuance Trust
  Series 2003-A2 Class A2
  2.45%, due 10/15/08 (d)                             5,000,000      5,002,814
                                                                  ------------
Total Asset-Backed Securities
  (Cost $15,007,938)                                                15,007,423
                                                                  ------------

CORPORATE BONDS (34.6%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
Raytheon Co.
  6.50%, due 7/15/05                                    809,000        823,452
                                                                  ------------
AUTOMOBILES (1.4%)
DaimlerChrysler North America Holdings, Inc.
  8.00%, due 6/15/10                                  1,000,000      1,155,805
Ford Motor Co.
  7.45%, due 7/16/31                                  1,500,000      1,508,607
General Motors Corp.
  7.125%, due 7/15/13                                 2,000,000      2,046,664
  8.375%, due 7/15/33                                 2,000,000      2,072,166
                                                                  ------------
                                                                     6,783,242
                                                                  ------------
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc.
  8.50%, due 2/1/22                                   1,000,000      1,333,365
                                                                  ------------
CAPITAL MARKETS (2.2%)
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                   4,000,000      4,240,076
J.P. Morgan Chase & Co.
  3.50%, due 3/15/09                                  2,000,000      1,959,542
  6.625%, due 3/15/12                                 2,000,000      2,238,634
Morgan Stanley Dean Witter & Co.
  6.75%, due 4/15/11                                  2,000,000      2,243,276
                                                                  ------------
                                                                    10,681,528
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL BANKS (2.8%)
Bank of America Corp.
  7.80%, due 2/15/10                                $ 2,000,000   $  2,325,800
Bank One Corp.
  4.125%, due 9/1/07                                  2,000,000      2,032,006
First Chicago NBD Corp.
  6.125%, due 2/15/06                                 1,750,000      1,800,836
Fleet National Bank
  5.75%, due 1/15/09                                  5,000,000      5,314,655
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        979,766
Wells Fargo & Co.
  6.375%, due 8/1/11                                  1,000,000      1,107,147
                                                                  ------------
                                                                    13,560,210
                                                                  ------------
CONSUMER FINANCE (1.6%)
American General Finance Corp.
  Series G
  5.375%, due 9/1/09                                  1,000,000      1,048,824
Capital One Bank
  Series BNKT
  4.25%, due 12/1/08                                  1,000,000      1,007,271
  8.25%, due 6/15/05                                  2,000,000      2,044,422
Ford Motor Credit Co.
  6.25%, due 2/16/06                                  1,000,000      1,017,344
Household Finance Corp.
  4.75%, due 7/15/13                                  2,500,000      2,480,620
                                                                  ------------
                                                                     7,598,481
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (3.9%)
Associates Corp. of North America
  6.95%, due 11/1/18                                  3,000,000      3,472,860
Boeing Capital Corp.
  5.75%, due 2/15/07                                  3,000,000      3,133,113
CIT Group, Inc.
  7.75%, due 4/2/12                                   2,000,000      2,367,408
Mellon Funding Corp.
  6.40%, due 5/14/11                                  1,125,000      1,248,324
National Rural Utilities Cooperative Finance Corp.
  3.875%, due 2/15/08                                 2,000,000      2,007,974
NiSource Finance Corp.
  7.625%, due 11/15/05                                3,000,000      3,109,284
Principal Life Global Funding Inc.
  6.25%, due 2/15/12 (a)                              3,110,000      3,399,578
                                                                  ------------
                                                                    18,738,541
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
BellSouth Corp.
  5.20%, due 9/15/14                                  1,000,000      1,019,222
SBC Communications, Inc.
  6.45%, due 6/15/34                                  1,000,000      1,071,367

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 92   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Capital Corp.
  7.125%, due 1/30/06                               $ 1,000,000   $  1,040,115
  8.375%, due 3/15/12                                 1,000,000      1,218,142
  8.75%, due 3/15/32                                    750,000        999,232
                                                                  ------------
                                                                     5,348,078
                                                                  ------------
ELECTRIC UTILITIES (4.5%)
Arizona Public Service Co.
  7.625%, due 8/1/05                                  3,000,000      3,077,982
Cleveland Electric Illuminating Co. (The)
  5.65%, due 12/15/13                                 1,000,000      1,037,112
Consumers Energy Co.
  Series J
  6.00%, due 2/15/14                                  3,000,000      3,224,712
DTE Energy Co.
  6.45%, due 6/1/06                                   1,000,000      1,041,000
FPL Group Capital, Inc.
  3.25%, due 4/11/06                                  2,000,000      2,001,068
Illinois Power Co.
  7.50%, due 6/15/09                                  1,500,000      1,691,807
Kansas Gas & Electric Co.
  6.20%, due 1/15/06                                  2,000,000      2,056,742
Pepco Holdings, Inc.
  3.75%, due 2/15/06                                  1,000,000      1,004,909
Potomac Edison Co.
  5.35%, due 11/15/14 (a)                             2,750,000      2,771,400
Progress Energy, Inc.
  6.125%, due 9/15/33                                 1,000,000      1,064,901
  6.50%, due 7/15/12                                  2,000,000      2,218,380
Public Service Co. of
  New Mexico
  4.40%, due 9/15/08                                    500,000        504,181
                                                                  ------------
                                                                    21,694,194
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.5%)
Enbridge Energy Partners, L.P.
  6.30%, due 12/15/34                                 2,250,000      2,329,175
                                                                  ------------

FOOD & STAPLES RETAILING (2.6%)
Albertson's Inc. Series C
  6.625%, due 6/1/28                                  1,000,000      1,048,238
Delhaize America, Inc.
  7.375%, due 4/15/06                                 2,500,000      2,624,942
  9.00%, due 4/15/31                                  1,000,000      1,293,797
Kroger Co. (The)
  Series B
  7.70%, due 6/1/29                                   1,000,000      1,206,032
Safeway, Inc.
  5.625%, due 8/15/14                                 3,000,000      3,095,277
  6.50%, due 3/11/11                                  2,125,000      2,327,266

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOOD & STAPLES RETAILING (CONTINUED)
SUPERVALU, Inc.
  7.50%, due 5/15/12                                $ 1,000,000   $  1,167,166
                                                                  ------------
                                                                    12,762,718
                                                                  ------------
FOOD PRODUCTS (0.4%)
Kellogg Co.
  Series B
  6.60%, due 4/1/11                                   2,000,000      2,240,448
                                                                  ------------

GAS UTILITIES (0.8%)
Atmos Energy Corp.
  5.95%, due 10/15/34                                 1,000,000      1,011,936
Kinder Morgan Energy
  Partners, L.P.
  5.125%, due 11/15/14                                2,750,000      2,744,533
                                                                  ------------
                                                                     3,756,469
                                                                  ------------
INSURANCE (0.4%)
ACE Ltd.
  6.00%, due 4/1/07                                   1,750,000      1,825,574
                                                                  ------------

MEDIA (3.2%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                  2,000,000      2,007,726
Cox Communications, Inc.
  6.875%, due 6/15/05                                 2,260,000      2,296,282
Time Warner, Inc.
  7.57%, due 2/1/24                                   2,500,000      2,940,883
  7.625%, due 4/15/31                                 3,000,000      3,629,283
Walt Disney Co. (The)
  Series B
  6.75%, due 3/30/06                                  2,000,000      2,083,830
  7.00%, due 3/1/32                                   2,130,000      2,496,760
                                                                  ------------
                                                                    15,454,764
                                                                  ------------
MULTILINE RETAIL (0.3%)
May Department Stores Co. (The)
  5.75%, due 7/15/14                                  1,500,000      1,541,522
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                   1,500,000      1,557,924
                                                                  ------------

OIL & GAS (0.6%)
Duke Energy Field Services Corp.
  7.50%, due 8/16/05                                  2,000,000      2,052,842
Enterprise Products Partners L.P.
  5.60%, due 10/15/14 (a)                             1,000,000      1,008,870
                                                                  ------------
                                                                     3,061,712
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 93

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.4%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                               $ 1,500,000   $  1,778,769
                                                                  ------------

REAL ESTATE (3.7%)
Archstone-Smith Trust
  8.20%, due 7/3/05                                   3,305,000      3,385,381
Avalonbay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,106,726
Camden Property Trust
  4.375%, due 1/15/10                                 3,585,000      3,573,549
Kimco Realty Corp.
  Series A
  6.73%, due 6/30/05                                  1,000,000      1,018,374
Regency Centers LP
  7.95%, due 1/15/11                                  2,250,000      2,599,139
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        942,744
Summit Properties Partnership, LP
  7.04%, due 5/9/06                                   5,000,000      5,138,975
                                                                  ------------
                                                                    17,764,888
                                                                  ------------
ROAD & RAIL (1.6%)
CSX Corp.
  2.48%, due 8/3/06 (d)                               2,000,000      2,000,522
  5.50%, due 8/1/13                                   1,000,000      1,045,810
Norfolk Southern Corp.
  7.80%, due 5/15/27                                  2,000,000      2,505,082
  8.375%, due 5/15/05                                 2,000,000      2,038,586
                                                                  ------------
                                                                     7,590,000
                                                                  ------------
SPECIALTY RETAIL (0.4%)
Erac USA Finance Co.
  8.25%, due 5/1/05 (a)                               2,000,000      2,032,958
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.
  4.00%, due 3/22/11                                  1,500,000      1,458,390
General Electric Capital Corp.
  6.00%, due 6/15/12                                  5,000,000      5,450,185
                                                                  ------------
                                                                     6,908,575
                                                                  ------------
Total Corporate Bonds (Cost $162,965,426)                          167,166,587
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (5.3%)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Deutsche Telekom International
  Finance BV
  9.25%, due 6/1/32                                 $ 1,000,000   $  1,423,086
Telecom Italia Capital
  6.00%, due 9/30/34 (a)                              2,375,000      2,321,931
                                                                  ------------
                                                                     3,745,017
                                                                  ------------
FOREIGN GOVERNMENTS (4.0%)
Province of British Columbia
  4.625%, due 10/3/06                                 5,000,000      5,118,530
Province of Manitoba
  2.75%, due 1/17/06                                  4,000,000      3,996,456
Province of Ontario
  5.50%, due 10/1/08                                  4,000,000      4,240,836
Province of Quebec
  5.00%, due 7/17/09                                  2,000,000      2,089,142
Republic of Italy
  2.50%, due 3/31/06                                  3,000,000      2,980,062
United Mexican States
  Series A
  6.75%, due 9/27/34                                  1,000,000        987,500
                                                                  ------------
                                                                    19,412,526
                                                                  ------------
REAL ESTATE (0.5%)
Westfield Capital Corp.
  5.125%, due 11/15/14 (a)                            2,625,000      2,612,387
                                                                  ------------
Total Foreign Bonds
  (Cost $25,210,294)                                                25,769,930
                                                                  ------------

MORTGAGE-BACKED SECURITY (2.1%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
VMorgan Stanley Capital I
  Series 2004-HQ3 Class A4
  4.80%, due 1/13/41                                 10,000,000     10,023,206
                                                                  ------------
Total Mortgage-Backed Security (Cost $9,531,195)                    10,023,206
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (52.3%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.1%)
  2.625%, due 2/16/07                                 5,000,000      4,922,595
V  3.625%, due 11/14/08                              10,000,000      9,970,580
  3.75%, due 8/15/07                                  5,000,000      5,043,425
                                                                  ------------
                                                                    19,936,600
                                                                  ------------

M- 94   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (18.6%)
  4.50%, due 6/1/18-7/1/19                          $15,934,304   $ 15,898,676
  5.00%, due 7/15/14-6/1/34                           5,707,268      5,867,491
  5.00%, due 1/15/19 TBA (b)                          2,000,000      2,030,000
V  5.00%, due 2/15/35 TBA (b)                        26,000,000     25,748,112
  5.50%, due 12/1/33                                    212,375        215,946
V  5.50%, due 2/15/34 TBA (b)                        17,000,000     17,223,125
  6.00%, due 1/1/33                                   5,281,782      5,463,694
V  6.00%, due 8/1/34                                 13,751,941     14,212,881
  6.50%, due 7/1/17                                     444,202        470,381
  7.00%, due 1/1/33                                   2,571,518      2,725,412
                                                                  ------------
                                                                    89,855,718
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.5%)
  4.25%, due 5/15/09                                  5,000,000      5,087,440
  5.25%, due 8/1/12                                   2,000,000      2,075,260
                                                                  ------------
                                                                     7,162,700
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (15.0%)
  4.00%, due 1/15/20 TBA (b)                          3,000,000      2,927,814
  4.50%, due 5/1/18                                   6,122,469      6,116,765
V  5.00%, due 1/1/18                                  6,914,522      7,033,826
  5.00%, due 6/1/18-5/1/33                            8,297,441      8,433,006
  5.00%, due 2/15/34 TBA (b)                          3,000,000      2,968,125
  5.50%, due 5/1/16-5/1/33                            8,911,742      9,084,700
V  5.50%, due 9/1/33                                 15,319,656     15,566,015
  5.50%, due 2/15/35 TBA (b)                          6,000,000      6,075,000
  6.00%, due 2/1/14-9/1/32                            1,108,251      1,159,350
V  6.00%, due 2/15/34 TBA (b)                         8,000,000      8,252,496
  6.50%, due 11/1/09-7/1/31                           2,534,166      2,661,463
  7.00%, due 2/1/27-4/1/31                            1,446,031      1,537,024
  7.50%, due 7/1/28                                     350,011        375,604
                                                                  ------------
                                                                    72,191,188
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.8%)
  5.50%, due 3/15/33-4/15/33                          3,923,517      4,011,035
  6.50%, due 4/15/32-6/15/32                          3,788,762      3,991,853
  7.00%, due 7/15/31                                    352,486        374,651
  9.00%, due 4/15/26                                    218,677        245,446
                                                                  ------------
                                                                     8,622,985
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UNITED STATES TREASURY BONDS (1.0%)
  5.375%, due 2/15/31                               $ 3,250,000   $  3,514,316
  6.25%, due 8/15/23                                  1,000,000      1,170,742
                                                                  ------------
                                                                     4,685,058
                                                                  ------------
UNITED STATES TREASURY NOTES (10.3%)
  2.25%, due 2/15/07                                  3,100,000      3,047,446
  2.875%, due 11/30/06                                4,000,000      3,987,500
  3.00%, due 11/15/07-2/15/08                         9,500,000      9,435,390
V  3.50%, due 12/15/09                               16,250,000     16,171,285
V  4.25%, due 11/15/14                               11,425,000     11,454,899
  5.00%, due 2/15/11                                  1,000,000      1,063,789
  5.75%, due 8/15/10                                  4,250,000      4,679,152
                                                                  ------------
                                                                    49,839,461
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $251,862,248)                                              252,293,710
                                                                  ------------
Total Long-Term Bonds
  (Cost $464,577,101)                                              470,260,856
                                                                  ------------

SHORT-TERM INVESTMENTS (15.0%) (C)
------------------------------------------------------------------------------
COMMERCIAL PAPER (12.8%)
Caterpillar Financial Services Corp.
  2.23%, due 1/27/05                                 10,000,000      9,983,891
Citigroup Global Markets Holdings, Inc.
  2.25%, due 1/6/05                                  10,000,000      9,996,871
First Data Corp.
  2.27%, due 1/3/05                                   5,000,000      4,999,369
Inter-American Development Bank
  2.23%, due 1/18/05                                 10,635,000     10,623,790
Morgan Stanley Dean Witter & Co.
  2.32%, due 1/5/05                                  10,000,000      9,997,419
NICOR, Inc.
  2.25%, due 1/13/05                                 10,000,000      9,992,499
Rabobank USA Financial Corp.
  2.17%, due 1/3/05                                   6,515,000      6,514,215
                                                                  ------------
Total Commercial Paper
  (Cost $62,108,054)                                                62,108,054
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 95

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
FEDERAL AGENCY (2.2%)
Federal Home Loan Bank
  2.255%, due 1/12/05                               $10,500,000   $ 10,492,758
                                                                  ------------
Total Federal Agency
  (Cost $10,492,758)                                                10,492,758
                                                                  ------------
Total Short-Term Investments
  (Cost $72,600,812)                                                72,600,812
                                                                  ------------
Total Investments
  (Cost $537,177,913) (e)                                 112.4%   542,861,668(f)
Liabilities in Excess of
  Cash and Other Assets                                   (12.4)   (60,095,770)
                                                    -----------   ------------
Net Assets                                                100.0%  $482,765,898
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement.
(c)  Segregated as collateral for TBA's.
(d) Floating rate. Rate shown is the rate in effect at December 31, 2004.
(e) The cost for federal income tax purposes is $537,222,915.
(f)  At December 31, 2004 net unrealized depreciation was
     $5,638,753, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,994,187 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,355,434.

M- 96   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $537,177,913)                $542,861,668
Cash                                                   1,122
Receivables:
  Investment securities sold                      85,487,034
  Interest                                         4,260,304
  Fund shares sold                                 1,115,220
Other assets                                           1,354
                                                ------------
    Total assets                                 633,726,702
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                150,627,552
  Adviser                                            101,708
  Administrator                                       81,366
  Shareholder communication                           68,617
  Fund shares redeemed                                14,532
  NYLIFE Distributors                                 12,684
Accrued expenses                                      54,345
                                                ------------
    Total liabilities                            150,960,804
                                                ------------
Net assets                                      $482,765,898
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    316,349
  Service Class                                       46,447
Additional paid-in capital                       476,764,119
Accumulated undistributed net investment
  income                                                 230
Accumulated net realized loss on investments         (45,002)
Net unrealized appreciation on investments         5,683,755
                                                ------------
Net assets                                      $482,765,898
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $421,045,500
                                                ============
Shares of capital stock outstanding               31,634,871
                                                ============
Net asset value per share outstanding           $      13.31
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 61,720,398
                                                ============
Shares of capital stock outstanding                4,644,736
                                                ============
Net asset value per share outstanding           $      13.29
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 97

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $18,969,582
  Dividends                                           17,006
                                                 -----------
    Total income                                  18,986,588
                                                 -----------
EXPENSES:
  Advisory                                         1,216,915
  Administration                                     973,532
  Shareholder communication                          216,474
  Distribution and service -- Service Class          103,087
  Professional                                        86,437
  Directors                                           34,399
  Custodian                                           26,116
  Portfolio pricing                                   21,480
  Miscellaneous                                       34,010
                                                 -----------
    Total expenses                                 2,712,450
                                                 -----------
Net investment income                             16,274,138
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                   5,900,864
Net change in unrealized appreciation on
  investments                                     (2,941,022)
                                                 -----------
Net realized and unrealized gain on investments    2,959,842
                                                 -----------
Net increase in net assets resulting from
  operations                                     $19,233,980
                                                 ===========

M- 98   MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $ 16,274,138   $ 19,448,494
 Net realized gain on investments        5,900,864     13,627,665
 Net change in unrealized
  appreciation on investments           (2,941,022)   (10,541,500)
                                      ---------------------------
 Net increase in net assets
  resulting from operations             19,233,980     22,534,659
                                      ---------------------------

Dividends and distributions to
 shareholders:

 From net investment income:
   Initial Class                       (14,969,635)   (19,902,818)
   Service Class                        (2,089,723)      (768,712)

 From net realized gain on
  investments:
   Initial Class                        (4,501,523)   (11,892,619)
   Service Class                          (658,893)      (466,633)
                                      ---------------------------
 Total dividends and distributions
  to shareholders                      (22,219,774)   (33,030,782)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        15,267,534     77,278,859
   Service Class                        42,943,428     19,885,771

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Initial Class                        19,471,158     31,795,437
   Service Class                         2,748,616      1,235,344
                                      ---------------------------
                                        80,430,736    130,195,411

 Cost of shares redeemed:
   Initial Class                       (96,808,855)   (96,297,101)
   Service Class                        (2,505,761)      (506,395)
                                      ---------------------------
                                       (99,314,616)   (96,803,496)
                                      ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions                (18,883,880)    33,391,915
                                      ---------------------------
    Net increase (decrease) in net
     assets                            (21,869,674)    22,895,792

NET ASSETS:
Beginning of year                      504,635,572    481,739,780
                                      ---------------------------
End of year                           $482,765,898   $504,635,572
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $        230   $         --
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                   www.mainstayfunds.com   M- 99

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS                                SERVICE CLASS
                                --------------------------------------------------------   ---------------------------
                                                                                                            JUNE 4,
                                                                                                            2003(A)
                                                                                            YEAR ENDED      THROUGH
                                                YEAR ENDED DECEMBER 31,                    DECEMBER 31,   DECEMBER 31,
                                  2004       2003           2002       2001       2000         2004           2003
Net asset value at beginning
  of period                     $  13.41   $  13.73       $  13.11   $  12.59   $  12.24     $ 13.40        $ 14.33
                                --------   --------       --------   --------   --------     -------        -------
Net investment income               0.47       0.52(b)        0.60       0.65       0.85        0.46           0.28(b)
Net realized and unrealized
  gain (loss) on investments        0.08       0.10           0.64       0.52       0.35        0.05          (0.28)
                                --------   --------       --------   --------   --------     -------        -------
Total from investment
  operations                        0.55       0.62           1.24       1.17       1.20        0.51          (0.00)(c)
                                --------   --------       --------   --------   --------     -------        -------
Less dividends and
  distributions:
  From net investment income       (0.50)     (0.59)         (0.61)     (0.65)     (0.85)      (0.47)         (0.58)
  From net realized gain on
    investments                    (0.15)     (0.35)         (0.01)        --         --       (0.15)         (0.35)
                                --------   --------       --------   --------   --------     -------        -------
Total dividends and
  distributions                    (0.65)     (0.94)         (0.62)     (0.65)     (0.85)      (0.62)         (0.93)
                                --------   --------       --------   --------   --------     -------        -------
Net asset value at end of
  period                        $  13.31   $  13.41       $  13.73   $  13.11   $  12.59     $ 13.29        $ 13.40
                                ========   ========       ========   ========   ========     =======        =======
Total investment return             4.09%      4.52%          9.48%      9.27%      9.82%       3.83%          0.00%(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.36%      3.75%          4.93%      5.66%      6.37%       3.11%          3.50%+(f)
    Expenses                        0.54%      0.54%          0.52%      0.52%      0.51%       0.79%          0.79%+
Portfolio turnover rate              335%       149%            76%        54%        58%        335%           149%
Net assets at end of period
  (in 000's)                    $421,046   $485,033       $481,740   $372,983   $257,573     $61,720        $19,603

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.

M- 100   MainStay VP Bond Portfolio    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES            VALUE
COMMON STOCKS (99.1%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
L-3 Communications Holdings, Inc. (b)                  223,100   $   16,339,844
VUnited Technologies Corp.                             184,000       19,016,400
                                                                 --------------
                                                                     35,356,244
                                                                 --------------
AIR FREIGHT & LOGISTICS (2.1%)
VFedEx Corp.                                           208,500       20,535,165
                                                                 --------------
AUTOMOBILES (1.7%)
Harley-Davidson, Inc.                                  276,300       16,785,225
                                                                 --------------

BEVERAGES (1.0%)
PepsiCo, Inc.                                          183,400        9,573,480
                                                                 --------------
BIOTECHNOLOGY (4.1%)
Amgen, Inc. (a)                                        274,600       17,615,590
Genentech, Inc. (a)                                    223,700       12,178,228
Gilead Sciences, Inc. (a)                              280,800        9,825,192
                                                                 --------------
                                                                     39,619,010
                                                                 --------------
CAPITAL MARKETS (1.7%)
Morgan Stanley & Co.                                   297,000       16,489,440
                                                                 --------------
CHEMICALS (1.9%)
Praxair, Inc.                                          420,700       18,573,905
                                                                 --------------

COMMERCIAL SERVICES & SUPPLIES (1.6%)
Cendant Corp.                                          675,900       15,802,542
                                                                 --------------
COMMUNICATIONS EQUIPMENT (4.3%)
Avaya, Inc. (a)                                        974,200       16,756,240
Cisco Systems, Inc. (a)                                605,000       11,676,500
QUALCOMM, Inc.                                         327,100       13,869,040
                                                                 --------------
                                                                     42,301,780
                                                                 --------------
COMPUTERS & PERIPHERALS (4.4%)
VDell, Inc. (a)                                        474,600       19,999,644
Hewlett-Packard Co.                                    567,000       11,889,990
International Business Machines Corp.                  114,800       11,316,984
                                                                 --------------
                                                                     43,206,618
                                                                 --------------
CONSUMER FINANCE (4.0%)
VAmerican Express Co.                                  364,900       20,569,413
Capital One Financial Corp.                            220,000       18,526,200
                                                                 --------------
                                                                     39,095,613
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Citigroup, Inc.                                        212,962       10,260,509
                                                                 --------------


                                                        SHARES            VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc. (a)                         342,300   $    8,249,430
                                                                 --------------

ENERGY EQUIPMENT & SERVICES (4.1%)
Baker Hughes, Inc.                                     306,000       13,057,020
BJ Services Co. (b)                                    278,900       12,980,006
Weatherford International Ltd. (a)                     274,500       14,081,850
                                                                 --------------
                                                                     40,118,876
                                                                 --------------
FOOD & STAPLES RETAILING (1.3%)
Walgreen Co.                                           327,300       12,558,501
                                                                 --------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Boston Scientific Corp. (a)                            431,000       15,322,050
Fisher Scientific International, Inc. (a)              264,200       16,480,796
                                                                 --------------
                                                                     31,802,846
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (8.3%)
VCaremark Rx, Inc. (a)                                 498,700       19,663,741
Quest Diagnostics, Inc.                                157,200       15,020,460
VUnitedHealth Group, Inc.                              305,300       26,875,559
VWellPoint Health Networks, Inc. (a)                   172,700       19,860,500
                                                                 --------------
                                                                     81,420,260
                                                                 --------------
HOUSEHOLD DURABLES (6.8%)
Centex Corp                                            227,800       13,572,324
D.R. Horton, Inc.                                      448,700       18,087,097
Harman International Industries, Inc.                  128,600       16,332,200
Lennar Corp.
  Class A                                              323,400       18,330,312
                                                                 --------------
                                                                     66,321,933
                                                                 --------------
INDUSTRIAL CONGLOMERATES (3.6%)
3M Co.                                                 195,900       16,077,513
General Electric Co.                                   517,700       18,896,050
                                                                 --------------
                                                                     34,973,563
                                                                 --------------

INTERNET & CATALOG RETAIL (1.0%)
eBay, Inc. (a)                                          85,200        9,907,056
                                                                 --------------

IT SERVICES (1.6%)
Accenture Ltd. Class A (a)                             353,400        9,541,800
First Data Corp.                                       136,800        5,819,472
                                                                 --------------
                                                                     15,361,272
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Brunswick Corp.                                        211,300       10,459,350
                                                                 --------------

 + Percentages indicated are based on Portfolio net assets.
V  Among the Portfolio's 10 largest holdings, excluding short-term investments.
   May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MACHINERY (5.6%)
VDanaher Corp.                                         346,100   $   19,869,601
Dover Corp.                                            405,500       17,006,670
Illinois Tool Works, Inc.                              197,800       18,332,104
                                                                 --------------
                                                                     55,208,375
                                                                 --------------
MEDIA (1.7%)
Omnicom Group, Inc.                                    197,200       16,627,904
                                                                 --------------
MULTILINE RETAIL (3.5%)
Kohl's Corp. (a)                                       332,100       16,329,357
Target Corp.                                           355,300       18,450,729
                                                                 --------------
                                                                     34,780,086
                                                                 --------------
PHARMACEUTICALS (3.6%)
VJohnson & Johnson                                     305,200       19,355,784
Teva Pharmaceutical Industries Ltd. ADR (b)(c)         533,800       15,939,268
                                                                 --------------
                                                                     35,295,052
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
Analog Devices, Inc.                                   204,100        7,535,372
Applied Materials, Inc. (a)                            370,500        6,335,550
Intel Corp.                                            426,600        9,978,174
KLA-Tencor Corp. (a)(b)                                175,600        8,179,448
Maxim Integrated Products, Inc.                        158,600        6,723,054
Texas Instruments, Inc.                                242,500        5,970,350
                                                                 --------------
                                                                     44,721,948
                                                                 --------------
SOFTWARE (6.0%)
Electronic Arts, Inc. (a)                              109,100        6,729,288
Microsoft Corp.                                        506,400       13,525,944
Oracle Corp. (a)                                       864,600       11,862,312
Symantec Corp. (a)                                     705,400       18,171,104
VERITAS Software Corp. (a)                             308,200        8,799,110
                                                                 --------------
                                                                     59,087,758
                                                                 --------------
SPECIALTY RETAIL (6.8%)
Bed Bath & Beyond, Inc. (a)                            409,800       16,322,334
Best Buy Co., Inc.                                     254,500       15,122,390
Lowe's Cos., Inc.                                      315,400       18,163,886
TJX Cos., Inc. (The)                                   653,000       16,409,890
                                                                 --------------
                                                                     66,018,500
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS (3.9%)
VCoach, Inc. (a)                                       338,300       19,080,120
NIKE, Inc. Class B                                     208,200       18,881,658
                                                                 --------------
                                                                     37,961,778
                                                                 --------------
Total Common Stocks
  (Cost $784,414,803)                                               968,474,019
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (2.3%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
UBS Finance (Delaware) LLC
  2.180%, due 1/3/2005                              $2,025,000        2,024,755
                                                                 --------------
Total Commercial Paper
  (Cost $2,024,755)                                                   2,024,755
                                                                 --------------

                                                        SHARES            VALUE
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (d)                      976,195          976,195
                                                                 --------------
Total Investment Company
  (Cost $976,195)                                                       976,195
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT            VALUE
MASTER NOTE (0.1%)
Banc of America Securities LLC
  2.3923%, due 1/3/05 (d)                           $  640,000          640,000
                                                                 --------------
Total Master Note
  (Cost $640,000)                                                       640,000
                                                                 --------------

REPURCHASE AGREEMENTS (1.9%)
Credit Suisse First Boston LLC
  2.3624%, dated 12/31/04 due 1/3/05
  Proceeds at Maturity
  $10,101,988 (d)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $12,033,977 and a
  Market Value of $10,302,062) (e)                  10,100,000       10,100,000
Dresdner Kleinwort Wasserstein Securities LLC
  2.3824%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,000,199 (d)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $1,048,034 and a Market Value of
  $1,050,041) (e)                                    1,000,000        1,000,000

M- 102   MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $2,043,402 (d)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $2,779,626
  and a Market Value of
  $2,083,825) (e)                                   $2,043,000   $    2,043,000
Merrill Lynch & Co., Inc.
  2.3925%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $3,668,731 (d)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $3,620,164
  and a Market Value of
  $3,851,406) (e)                                    3,668,000        3,668,000
Morgan Stanley & Co.
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $2,100,413 (d)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $3,684,244
  and a Market Value of
  $2,214,929) (e)                                    2,100,000        2,100,000
                                                                 --------------
Total Repurchase Agreements
  (Cost $18,911,000)                                                 18,911,000
                                                                 --------------
Total Short-Term Investments
  (Cost $22,551,950)                                                 22,551,950
                                                                 --------------
Total Investments
  (Cost $806,966,753) (f)                                101.4%  $  991,025,969(g)
Liabilities in Excess of Cash and Other Assets            (1.4)     (13,580,564)
                                                    ----------   --------------
Net Assets                                               100.0%  $  977,445,405
                                                    ==========   ==============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR -- American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(f) The cost for federal income tax purposes is $808,229,871.
(g)  At December 31, 2004 net unrealized appreciation was
     $182,796,098, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $197,929,883 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,133,785.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $806,966,753) including
  $19,925,394 market value of securities
  loaned                                      $  991,025,969
Cash                                                   2,274
Receivables:
  Fund shares sold                                 7,474,852
  Dividends and interest                             420,895
Other Assets                                           2,778
                                              --------------
    Total assets                                 998,926,768
                                              --------------
LIABILITIES:
Securities lending collateral                     20,527,195
Payables:
  Adviser                                            293,254
  Fund shares redeemed                               244,462
  Shareholder communication                          179,722
  Administrator                                      162,919
  Custodian                                           13,290
  NYLIFE Distributors                                  9,916
Accrued expenses                                      50,605
                                              --------------
    Total liabilities                             21,481,363
                                              --------------
Net assets                                    $  977,445,405
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                               $      432,093
  Service Class                                       22,457
Additional paid-in capital                     1,068,618,362
Accumulated undistributed net investment
  income                                              36,366
Accumulated net realized loss on investments    (275,723,089)
Net unrealized appreciation on investments       184,059,216
                                              --------------
Net assets                                    $  977,445,405
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  929,226,910
                                              ==============
Shares of capital stock outstanding               43,209,291
                                              ==============
Net asset value per share outstanding         $        21.51
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   48,218,495
                                              ==============
Shares of capital stock outstanding                2,245,713
                                              ==============
Net asset value per share outstanding         $        21.47
                                              ==============

M- 104   MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 8,593,494
  Interest                                           104,881
  Income from securities loaned -- net                53,908
                                                 -----------
    Total Income                                   8,752,283
                                                 -----------
EXPENSES:
  Advisory                                         3,544,528
  Administration                                   1,969,182
  Shareholder communication                          558,284
  Professional                                       111,109
  Distribution and service -- Service Class           82,015
  Custodian                                           81,983
  Directors                                           67,753
  Portfolio pricing                                    2,680
  Miscellaneous                                       53,571
                                                 -----------
    Total expenses                                 6,471,105
Reimbursement of advisory fee                        (33,656)
                                                 -----------
    Net expenses                                   6,437,449
                                                 -----------
Net investment income                              2,314,834
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                 (37,683,374)
Net change in unrealized appreciation on
  investments                                     71,793,482
                                                 -----------
Net realized and unrealized gain on investments   34,110,108
                                                 -----------
Net increase in net assets resulting from
  operations                                     $36,424,942
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $20,865.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004             2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income              $    2,314,834   $    1,834,479
 Net realized loss on investments      (37,683,374)     (18,610,933)
 Net change in unrealized
   appreciation (depreciation) on
   investments                          71,793,482      234,800,097
                                    -------------------------------
 Net increase in net assets
   resulting from operations            36,424,942      218,023,643
                                    -------------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                        (2,244,209)      (1,999,649)
   Service Class                           (34,898)         (18,614)
                                    -------------------------------

 Total dividends to shareholders        (2,279,107)      (2,018,263)
                                    -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        25,995,212       41,724,882
   Service Class                        32,764,947       14,725,797
 Net asset value of shares issued
   to shareholders in reinvestment
   of dividends:
   Initial Class                         2,244,209        1,999,649
   Service Class                            34,898           18,614
                                    -------------------------------
                                        61,039,266       58,468,942
 Cost of shares redeemed:
   Initial Class                      (142,824,843)     (89,669,709)
   Service Class                        (2,035,070)         (94,205)
                                    -------------------------------
                                      (144,859,913)     (89,763,914)
                                    -------------------------------
    Decrease in net assets derived
     from capital share
     transactions                      (83,820,647)     (31,294,972)
                                    -------------------------------
    Net increase (decrease) in net
     assets                            (49,674,812)     184,710,408

NET ASSETS:
Beginning of year                    1,027,120,217      842,409,809
                                    -------------------------------
End of year                         $  977,445,405   $1,027,120,217
                                    ===============================
Accumulated undistributed net
  investment income at end of year  $       36,366   $          639
                                    ===============================

M- 106   MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                               INITIAL CLASS
                                ---------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,
                                    2004           2003          2002           2001             2000
Net asset value at beginning
  of period                       $  20.70      $    16.33     $  23.64      $    30.81       $    36.98
                                  --------      ----------     --------      ----------       ----------
Net investment income (loss)          0.05            0.04(b)       0.02           0.02            (0.05)(b)
Net realized and unrealized
  gain (loss) on investments          0.81            4.37        (7.31)          (7.17)           (3.73)
                                  --------      ----------     --------      ----------       ----------
Total from investment
  operations                          0.86            4.41        (7.29)          (7.15)           (3.78)
                                  --------      ----------     --------      ----------       ----------
Less dividends and
  distributions:
  From net investment income         (0.05)          (0.04)       (0.02)          (0.02)              --
  From net realized gain on
    investments                         --              --           --              --            (2.39)
                                  --------      ----------     --------      ----------       ----------
Total dividends and
  distributions                      (0.05)          (0.04)       (0.02)          (0.02)           (2.39)
                                  --------      ----------     --------      ----------       ----------
Net asset value at end of
  period                          $  21.51      $    20.70     $  16.33      $    23.64       $    30.81
                                  ========      ==========     ========      ==========       ==========
Total investment return               4.16%          26.99%      (30.83%)        (23.22%)         (10.72%)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                          0.24%           0.20%        0.11%           0.09%           (0.15%)
    Expenses                          0.65%           0.64%        0.64%           0.63%            0.63%
Portfolio turnover rate                 34%             26%          72%             46%              33%
Net assets at end of period
  (in 000's)                      $929,227      $1,011,538     $842,410      $1,345,799       $1,813,776

                                       SERVICE CLASS
                                ---------------------------
                                                 JUNE 5,
                                                 2003(A)
                                 YEAR ENDED      THROUGH
                                DECEMBER 31,   DECEMBER 31,
                                    2004           2003
Net asset value at beginning
  of period                       $ 20.68        $ 18.43
                                  -------        -------
Net investment income (loss)         0.02           0.01(b)
Net realized and unrealized
  gain (loss) on investments         0.79           2.27
                                  -------        -------
Total from investment
  operations                         0.81           2.28
                                  -------        -------
Less dividends and
  distributions:
  From net investment income        (0.02)         (0.03)
  From net realized gain on
    investments                        --             --
                                  -------        -------
Total dividends and
  distributions                     (0.02)         (0.03)
                                  -------        -------
Net asset value at end of
  period                          $ 21.47        $ 20.68
                                  =======        =======
Total investment return              3.90%         12.36%(c)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.01%)        (0.05%)+(d)
    Expenses                         0.90%          0.89%+
Portfolio turnover rate                34%            26%
Net assets at end of period
  (in 000's)                      $48,218        $15,582

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (111.0%)+
------------------------------------------------------------------------------
BANK NOTE (1.1%)
Bank of America Corp.
  7.875%, due 5/16/05 (c)                           $ 3,515,000   $  3,588,492
                                                                  ------------

COMMERCIAL PAPER (44.0%)
Abbey National North America
  2.20%, due 1/3/05                                   5,000,000      4,999,389
ABN-AMRO North America Finance, Inc.
  1.91%, due 1/21/05                                  2,900,000      2,896,923
  2.32%, due 3/3/05                                   4,250,000      4,233,293
American Express Credit Corp.
  1.90%, due 1/3/05                                   7,000,000      6,999,261
ANZ (DE), Inc.
  2.07%, due 2/14/05                                  3,900,000      3,890,133
  2.43%, due 4/7/05                                   2,825,000      2,806,694
Barclays U.S. Funding Corp.
  2.10%, due 2/3/05                                   3,000,000      2,994,225
  2.35%, due 2/15/05                                  2,700,000      2,692,069
BellSouth Corp.
  2.05%, due 2/8/05 (a)                               3,425,000      3,417,589
BP Amoco Capital PLC
  2.50%, due 1/4/05                                   5,250,000      5,249,016
Dexia Delaware LLC
  2.18%, due 1/27/05                                  1,150,000      1,148,189
  2.37%, due 2/14/05                                  2,575,000      2,567,541
General Electric Capital Corp.
  2.01%, due 3/21/05                                  2,450,000      2,439,193
  2.04%, due 1/24/05                                  3,000,000      2,996,090
Harvard University
  1.85%, due 2/10/05                                  3,200,000      3,193,422
  2.10%, due 1/3/05                                   4,500,000      4,499,475
HBOS Treasury Services
  2.42%, due 3/18/05                                  2,575,000      2,561,845
ING U.S. Funding LLC
  2.44%, due 3/21/05                                  3,000,000      2,983,937
  2.45%, due 5/2/05                                     975,000        966,971
International Business Machines Corp.
  2.17%, due 1/27/05                                  1,225,000      1,223,080
KFW International Finance, Inc.
  1.98%, due 3/9/05 (a)                               2,825,000      2,814,590
  2.42%, due 5/11/05 (a)                              3,700,000      3,667,666
  2.58%, due 7/15/05 (a)                              3,225,000      3,179,931
Lloyds Bank PLC
  1.97%, due 3/17/05                                  3,000,000      2,987,625
  2.05%, due 3/10/05                                  3,000,000      2,988,383
Nestle Capital Corp.
  1.95%, due 1/18/05 (a)                              3,100,000      3,097,145
Pfizer, Inc.
  2.36%, due 4/4/05 (a)                               3,000,000      2,981,710

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Prudential Funding LLC
  1.80%, due 2/4/05                                 $ 4,000,000   $  3,993,200
Rabobank USA Financial Corp.
  2.098%, due 4/12/05                                 3,000,000      2,982,241
  2.17%, due 1/3/05                                   9,000,000      8,998,915
  2.34%, due 3/18/05                                  1,950,000      1,940,366
Santander Hispano Finance Delaware Inc.
  2.10%, due 3/24/05                                  3,000,000      2,985,650
SBC Communications, Inc.
  2.06%, due 1/19/05 (a)                              4,000,000      3,995,880
Shell Finance (UK) PLC
  2.00%, due 1/28/05                                  4,000,000      3,994,000
Societe Generale N.A., Inc.
  2.00%, due 1/27/05                                  2,575,000      2,571,281
  2.61%, due 6/20/05                                  2,000,000      1,975,350
Svenska Handelsbanken AB
  1.97%, due 1/31/05                                  3,000,000      2,995,075
UBS Finance Delaware LLC
  2.20%, due 1/3/05                                   9,000,000      8,998,900
  2.345%, due 1/3/05                                  3,950,000      3,949,485
                                                                  ------------
                                                                   135,855,728
                                                                  ------------
CORPORATE BOND (1.3%)
Metropolitan Life Insurance Co.
  Series EXL
  2.4575%, due 4/28/08 (a)(b)(c)                      4,000,000      4,000,000
                                                                  ------------

MEDIUM-TERM NOTES (7.3%)
American Express Credit Corp.
  Series B
  2.3813%, due 3/5/08 (b)(c)                          4,000,000      4,000,000
  Series B
  2.43%, due 9/30/05 (b)(c)                           3,500,000      3,501,012
Bank One Corp.
  Series C
  2.30%, 7/25/05 (b)(c)                               3,000,000      3,004,225
Household Finance Corp.
  2.41%, due 8/18/05 (b)(c)                           4,000,000      4,003,225
J.P. Morgan Chase & Co.
  Series C
  2.61%, due 2/24/05 (b)(c)                           4,000,000      4,001,622
Morgan Stanley
  Series C
  2.5225%, due 8/15/05 (b)(c)                         4,000,000      4,003,700
                                                                  ------------
                                                                    22,513,784
                                                                  ------------

 + Percentages indicated are based on Portfolio net assets.

M- 108   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (57.3%)
Federal Home Loan Banks
  1.36%, due 4/1/05 (b)(c)                          $ 3,000,000   $  2,999,856
  1.60%, due 3/1/05 (b)(c)                            3,000,000      3,000,000
  1.91%, due 10/5/05 (b)(c)                           6,000,000      5,996,409
  4.63%, due 4/15/05 (c)                              3,000,000      3,020,883
Federal Home Loan Banks
  (Discount Notes)
  1.92%, due 1/7/05                                   2,250,000      2,249,280
  1.925%, due 3/11/05                                 4,100,000      4,084,873
  1.94%, due 3/18/05                                  3,500,000      3,485,665
  1.95%, due 1/14/05                                    900,000        899,366
  1.975%, due 1/21/04                                 3,940,000      3,935,677
  2.355%, due 3/11/05                                 3,000,000      2,986,459
Federal National Mortgage Association (Discount
  Notes)
  1.765%, due 1/12/05                                 3,100,000      3,098,328
  1.80%, due 1/7/05-2/2/05                            8,000,000      7,992,400
  1.82%, due 1/25/05                                  4,000,000      3,995,147
  1.87%, due 2/7/05                                   4,125,000      4,117,072
  1.98%, due 2/22/05                                  1,600,000      1,595,424
  2.00%, due 1/26/05                                  3,000,000      2,995,833
  2.03%, due 3/9/05                                   5,465,000      5,444,353
  2.12%, due 3/3/05                                   2,150,000      2,142,277
  2.24%, due 3/15/05                                  4,175,000      4,156,036
  2.33%, due 2/16/05                                  3,275,000      3,265,250
  2.46%, due 5/25/05                                  3,000,000      2,970,480
  2.48%, due 4/27/05                                  2,500,000      2,480,022
  2.54%, due 5/18/05-6/1/05                           6,100,000      6,038,962
  2.64%, due 6/22/05                                  3,650,000      3,603,961
Freddie Mac (Discount Notes)
  1.81%, due 1/11/05                                  1,300,000      1,299,343
  1.82%, due 1/11/05                                  3,000,000      2,998,492
  1.84%, due 1/10/05                                  2,800,000      2,798,712
  1.99%, due 2/14/05                                  3,000,000      2,992,703

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Freddie Mac (Discount Notes) (continued)
  2.00%, due 2/1/05-2/22/05                         $ 8,775,000   $  8,754,316
  2.02%, due 3/7/05                                   3,000,000      2,989,058
  2.05%, due 3/8/05-3/22/05                           6,225,000      6,199,033
  2.06%, due 3/14/05                                  2,575,000      2,564,391
  2.07%, due 3/29/05                                  2,870,000      2,855,643
  2.11%, due 3/22/05                                  4,100,000      4,080,776
  2.17%, due 4/5/05                                   1,500,000      1,491,501
  2.27%, due 3/28/05                                  2,550,000      2,536,172
  2.33%, due 2/23/05                                  4,100,000      4,085,936
  2.38%, due 4/5/05                                   3,925,000      3,900,608
  2.40%, due 4/14/05                                  2,474,000      2,457,012
  2.41%, due 5/3/05                                   2,600,000      2,578,765
  2.44%, due 5/9/05-5/10/05                          10,600,000     10,507,593
  2.475%, due 5/2/05                                  3,000,000      2,975,044
  2.505%, due 5/24/05                                 3,250,000      3,217,661
  2.63%, due 6/21/05                                  2,750,000      2,715,646
United States Treasury Notes
  1.50%, due 2/28/05 (c)                              8,400,000      8,395,732
  1.625%, due 3/31/05 (c)                             7,800,000      7,793,728
                                                                  ------------
                                                                   176,741,878
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $342,699,882) (d)                       111.0%   342,699,882
Liabilities in Excess of
  Cash and Other Assets                                   (11.0)  (34,040,326)
                                                    -----------   ------------
Net Assets                                                100.0%  $308,659,556
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2004.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 109

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

                                                     AMORTIZED
                                                        COST       PERCENT+
INDUSTRY
Banks                                               $ 81,981,710       26.5%
Computer Systems                                       1,223,080        0.4
Consumer Financial Services                            4,003,225        1.3
Diversified Financial Services                         5,435,283        1.7
Education                                              7,692,897        2.5
Finance                                               18,503,972        6.0
Health Care -- Medical Products                        2,981,710        1.0
Insurance                                              7,993,200        2.6
Investment Bank/Brokerage                              4,001,623        1.3
Oil -- Integrated Domestic                             3,994,000        1.3
Special Purpose Finance                               20,733,835        6.7
Telecommunication Services                             3,995,880        1.3
Telephone                                              3,417,589        1.1
U.S. Government & Federal Agencies#                  176,741,878       57.3
                                                    ------------   --------
Total Investments                                    342,699,882      111.0
Liabilities in Excess of Cash and Other Assets       (34,040,326)     (11.0)
                                                    ------------   --------
Net Assets                                          $308,659,556      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of deposit
     and bankers' acceptances.

M- 110   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value (amortized
  cost $342,699,882)                            $342,699,882
Cash                                                  30,856
Receivables:
  Interest                                           235,614
  Fund shares sold                                   224,056
Other assets                                             932
                                                ------------
    Total assets                                 343,191,340
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                            34,289,433
  Adviser                                             64,248
  Administrator                                       51,399
  Shareholder communication                           49,198
  Custodian                                            5,312
Accrued expenses                                      35,477
Dividend payable                                      36,717
                                                ------------
    Total liabilities                             34,531,784
                                                ------------
Net assets                                      $308,659,556
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,086,666
Additional paid-in capital                       305,574,167
Accumulated net realized loss on investments          (1,277)
                                                ------------
Net assets applicable to outstanding shares     $308,659,556
                                                ============
Shares of capital stock outstanding              308,666,641
                                                ============
Net asset value per share outstanding           $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 111

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                        $4,907,419
                                                  ----------
EXPENSES:
  Advisory                                           889,971
  Administration                                     711,976
  Shareholder communication                          198,976
  Professional                                        58,292
  Custodian                                           33,853
  Directors                                           25,587
  Portfolio pricing                                    2,576
  Miscellaneous                                       24,344
                                                  ----------
    Total expenses                                 1,945,575
  Reimbursement of advisory fee                         (399)
                                                  ----------
    Net expenses                                   1,945,176
                                                  ----------
Net investment income                              2,962,243
                                                  ----------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (1,277)
                                                  ----------
Net increase in net assets resulting from
  operations                                      $2,960,966
                                                  ==========

M- 112   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                             2004              2003
DECREASE IN NET ASSETS:
Operations:
 Net investment income              $   2,962,243   $     3,014,546
 Net realized gain (loss) on
  investments                              (1,277)            5,686
                                    -------------------------------
 Net increase in net assets
  resulting from operations             2,960,966         3,020,232
                                    -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income            (2,962,243)       (3,014,546)
 From net realized gain on
  investments                              (4,788)          (27,721)
                                    -------------------------------
 Total dividends and distributions
  to shareholders                      (2,967,031)       (3,042,267)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares     567,122,376       939,340,790

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions        2,967,031         3,042,267
                                    -------------------------------
                                      570,089,407       942,383,057
 Cost of shares redeemed             (621,398,239)   (1,100,734,862)
                                    -------------------------------

  Decrease in net assets derived
   from capital share transactions    (51,308,832)     (158,351,805)
                                    -------------------------------
  Net decrease in net assets          (51,314,897)     (158,373,840)

NET ASSETS:
Beginning of year                     359,974,453       518,348,293
                                    -------------------------------
End of year                         $ 308,659,556   $   359,974,453
                                    ===============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 113

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                        YEAR ENDED DECEMBER 31,
                                    2004           2003           2002           2001           2000
Net asset value at beginning
  of year                         $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  --------       --------       --------       --------       --------
Net investment income                 0.01           0.01           0.01           0.04           0.06
Net realized and unrealized
  gain on investments                 0.00(a)        0.00(a)        0.00(a)        0.00(a)          --
                                  --------       --------       --------       --------       --------
Total from investment
  operations                          0.01           0.01           0.01           0.04           0.06
                                  --------       --------       --------       --------       --------
Less dividends and
  distributions:
  From net investment income         (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
  From net realized gain on
    investments                      (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)         --
                                  --------       --------       --------       --------       --------
Total dividends and
  distributions                      (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                  --------       --------       --------       --------       --------
Net asset value at end of year    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  ========       ========       ========       ========       ========
Total investment return               0.85%          0.67%          1.36%          3.84%          6.06%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.83%          0.67%          1.33%          3.57%          5.87%
    Expenses                          0.55%          0.55%          0.55%          0.54%          0.52%
Net assets at end of year (in
  000's)                          $308,660       $359,974       $518,348       $481,171       $305,915

(a)  Less than one cent per share.

M- 114   MainStay VP Cash Management Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES             VALUE
COMMON STOCKS (99.3%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Boeing Co. (The)                                       181,882      $  9,416,031
General Dynamics Corp.                                  20,340         2,127,564
Honeywell International, Inc.                           32,578         1,153,587
Lockheed Martin Corp.                                   15,705           872,413
Northrop Grumman Corp.                                  43,309         2,354,277
Precision Castparts Corp.                                9,264           608,460
Raytheon Co.                                           119,145         4,626,400
                                                                    ------------
                                                                      21,158,732
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.6%)
C.H. Robinson Worldwide, Inc.                            1,786            99,159
CNF, Inc.                                                6,398           320,540
FedEx Corp.                                             25,070         2,469,144
J.B. Hunt Transport Services, Inc.                      10,142           454,869
Ryder System, Inc.                                      16,509           788,635
United Parcel Service, Inc. Class B                     20,086         1,716,549
                                                                    ------------
                                                                       5,848,896
                                                                    ------------
AIRLINES (0.0%) (B)
AirTran Holdings, Inc. (a)                              26,580           284,406
Alaska Air Group, Inc. (a)                               3,395           113,699
Delta Air Lines, Inc. (a)                                    1                 7
                                                                    ------------
                                                                         398,112
                                                                    ------------
AUTO COMPONENTS (0.4%)
BorgWarner, Inc.                                         9,539           516,728
Dana Corp.                                              29,919           518,496
Delphi Corp.                                            68,549           618,312
Goodyear Tire & Rubber Co. (The) (a)                     7,373           108,088
Johnson Controls, Inc.                                  22,030         1,397,583
Lear Corp.                                               2,944           179,614
Visteon Corp.                                           33,438           326,689
                                                                    ------------
                                                                       3,665,510
                                                                    ------------
AUTOMOBILES (1.0%)
Ford Motor Co.                                         473,164         6,927,121
General Motors Corp.                                    57,794         2,315,228
                                                                    ------------
                                                                       9,242,349
                                                                    ------------
BEVERAGES (1.1%)
Adolph Coors Co. Class B                                 9,605           726,810
Coca-Cola Co. (The)                                     63,828         2,657,160
Coca-Cola Enterprises, Inc.                            132,131         2,754,931
Constellation Brands, Inc. Class A (a)                   6,567           305,431
Pepsi Bottling Group, Inc. (The)                        78,809         2,130,995
PepsiAmericas, Inc.                                     23,732           504,068
PepsiCo, Inc.                                           27,095         1,414,359
                                                                    ------------
                                                                      10,493,754
                                                                    ------------
BIOTECHNOLOGY (1.6%)
Amgen, Inc. (a)                                        122,025         7,827,904
Biogen Idec, Inc. (a)                                   58,777         3,915,136
Cephalon, Inc. (a)                                       5,726           291,339


                                                        SHARES             VALUE
BIOTECHNOLOGY (CONTINUED)
Chiron Corp. (a)                                        35,461      $  1,181,915
Gilead Sciences, Inc. (a)                               18,946           662,921
Millennium Pharmaceuticals, Inc. (a)                    94,626         1,146,867
Vertex Pharmaceuticals, Inc. (a)                         3,404            35,980
                                                                    ------------
                                                                      15,062,062
                                                                    ------------
BUILDING PRODUCTS (0.5%)
Masco Corp.                                            112,680         4,116,201
York International Corp.                                12,810           442,457
                                                                    ------------
                                                                       4,558,658
                                                                    ------------
CAPITAL MARKETS (1.9%)
A.G. Edwards, Inc.                                       5,862           253,297
Bank of New York Co., Inc. (The)                       201,273         6,726,544
Bear Stearns Cos., Inc. (The)                            4,366           446,685
E*TRADE Financial Corp. (a)                             95,625         1,429,594
Eaton Vance Corp.                                        2,795           145,759
Franklin Resources, Inc.                                21,236         1,479,087
Janus Capital Group, Inc.                               51,551           866,572
LaBranche & Co., Inc. (a)                                2,596            23,260
Legg Mason, Inc.                                        18,868         1,382,270
Merrill Lynch & Co., Inc.                               79,858         4,773,113
Raymond James Financial, Inc.                            6,458           200,069
SEI Investments Co.                                      4,350           182,396
T. Rowe Price Group, Inc.                                5,450           338,990
                                                                    ------------
                                                                      18,247,636
                                                                    ------------
CHEMICALS (1.7%)
Albemarle Corp.                                          1,770            68,517
Cabot Corp.                                              5,412           209,336
Crompton Corp.                                           7,162            84,512
Cytec Industries, Inc.                                   1,652            84,946
Dow Chemical Co. (The)                                 144,009         7,129,885
E.I. du Pont de Nemours & Co.                           66,961         3,284,437
Eastman Chemical Co.                                     9,527           549,994
Engelhard Corp.                                          5,519           169,268
Ferro Corp.                                             12,960           300,542
FMC Corp. (a)                                            6,316           305,063
Lyondell Chemical Co.                                   12,425           359,331
Monsanto Co.                                            33,006         1,833,483
PPG Industries, Inc.                                    20,225         1,378,536
Praxair, Inc.                                           14,013           618,674
                                                                    ------------
                                                                      16,376,524
                                                                    ------------
COMMERCIAL BANKS (5.4%)
Bank of America Corp.                                  284,342        13,361,231
BB&T Corp.                                             102,404         4,306,088
Comerica, Inc.                                           7,306           445,812
Fifth Third Bancorp                                     33,900         1,602,792
First Horizon National Corp.                            14,498           625,009

 + Percentages indicated are based on Portfolio net assets.

 V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
   MAY BE SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 115


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
First National Bankshares of Florida                   140,808      $  3,365,311
Hibernia Corp. Class A                                  33,600           991,536
Huntington Bancshares, Inc.                              9,576           237,293
National City Corp.                                    171,370         6,434,944
Regions Financial Corp.                                 18,149           645,923
SunTrust Banks, Inc.                                    55,308         4,086,155
TCF Financial Corp.                                     12,452           400,207
U.S. Bancorp                                           116,410         3,645,961
Unizan Financial Corp.                                  26,607           701,094
Wachovia Corp.                                           6,373           335,220
Wells Fargo & Co.                                      167,591        10,415,781
Wilmington Trust Corp.                                   2,865           103,570
                                                                    ------------
                                                                      51,703,927
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Allied Waste Industries, Inc. (a)                       99,519           923,536
Apollo Group, Inc. Class A (a)                             419            33,817
Brink's Co. (The)                                       14,811           585,331
Career Education Corp. (a)                              29,138         1,165,520
Cendant Corp.                                          277,202         6,480,983
H&R Block, Inc.                                         11,289           553,161
Korn/Ferry International (a)                               792            16,434
Pitney Bowes, Inc.                                      20,156           932,820
Sotheby's Holdings, Inc. Class A (a)                     1,310            23,790
United Rentals, Inc. (a)                                19,896           376,034
Waste Management, Inc.                                  42,783         1,280,923
                                                                    ------------
                                                                      12,372,349
                                                                    ------------
COMMUNICATIONS EQUIPMENT (4.0%)
3Com Corp. (a)                                         117,352           489,358
ADTRAN, Inc.                                            23,620           452,087
Andrew Corp. (a)                                        48,149           656,271
VCisco Systems, Inc. (a)                               755,532        14,581,768
CommScope, Inc. (a)                                      6,816           128,822
Comverse Technology, Inc. (a)                              656            16,039
Corning, Inc. (a)                                       64,841           763,179
Harris Corp.                                            14,232           879,395
JDS Uniphase Corp. (a)                                 366,276         1,161,095
Lucent Technologies, Inc. (a)                          316,994         1,191,897
Motorola, Inc.                                         532,196         9,153,771
QUALCOMM, Inc.                                         195,205         8,276,692
Tellabs, Inc. (a)                                       30,027           257,932
                                                                    ------------
                                                                      38,008,306
                                                                    ------------
COMPUTERS & PERIPHERALS (3.9%)
Apple Computer, Inc. (a)                                66,861         4,305,848
Dell, Inc. (a)                                          53,790         2,266,711
Hewlett-Packard Co.                                    289,498         6,070,773
Imation Corp.                                           10,519           334,820


                                                        SHARES             VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
VInternational Business Machines Corp.                 203,120      $ 20,023,570
Lexmark International, Inc. Class A (a)                    736            62,560
NCR Corp. (a)                                            8,156           564,640
Network Appliance, Inc. (a)                              2,665            88,531
Storage Technology Corp. (a)                            28,637           905,215
Sun Microsystems, Inc. (a)                             502,027         2,700,905
                                                                    ------------
                                                                      37,323,573
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Granite Construction, Inc.                               1,742            46,337
Quanta Services, Inc. (a)                                5,020            40,160
                                                                    ------------
                                                                          86,497
                                                                    ------------
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.                          2,363           126,799
Vulcan Materials Co.                                    13,210           721,398
                                                                    ------------
                                                                         848,197
                                                                    ------------
CONSUMER FINANCE (1.2%)
American Express Co.                                    34,880         1,966,186
AmeriCredit Corp. (a)                                   14,923           364,867
Capital One Financial Corp.                             62,225         5,239,967
MBNA Corp.                                             107,357         3,026,394
Providian Financial Corp. (a)                           74,599         1,228,646
                                                                    ------------
                                                                      11,826,060
                                                                    ------------
CONTAINERS & PACKAGING (0.3%)
Ball Corp.                                              29,083         1,279,070
Longview Fibre Co.                                      11,063           200,683
Pactiv Corp. (a)                                        13,108           331,501
Sealed Air Corp. (a)                                    10,927           582,081
Sonoco Products Co.                                      4,364           129,393
Temple-Inland, Inc.                                      9,511           650,553
                                                                    ------------
                                                                       3,173,281
                                                                    ------------
DISTRIBUTORS (0.0%) (B)
Genuine Parts Co.                                        7,477           329,437
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
CIT Group, Inc.                                          9,253           423,973
VCitigroup, Inc.                                       305,334        14,710,992
GATX Corp.                                              12,906           381,501
JPMorgan Chase & Co.                                   175,674         6,853,043
Principal Financial Group, Inc.                         54,185         2,218,334
                                                                    ------------
                                                                      24,587,843
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
ALLTEL Corp.                                            17,269         1,014,727
AT&T Corp.                                             205,419         3,915,286
BellSouth Corp.                                        121,103         3,365,452
CenturyTel, Inc.                                        23,692           840,355
Cincinnati Bell, Inc. (a)                               31,839           132,132
Citizens Communications Co.                             54,974           758,091

M- 116   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc. (a)           404,184      $  1,794,577
SBC Communications, Inc.                               403,682        10,402,885
Sprint Corp.                                            93,021         2,311,572
VVerizon Communications, Inc                           375,302        15,203,484
                                                                    ------------
                                                                      39,738,561
                                                                    ------------
ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc. (a)                              34,192           673,924
Alliant Energy Corp.                                     4,885           139,711
American Electric Power Co., Inc.                       84,702         2,908,667
CenterPoint Energy, Inc.                                53,354           602,900
DPL, Inc.                                                5,224           131,175
DTE Energy Co.                                           7,425           320,240
Duquesne Light Holdings, Inc.                            9,964           187,821
Edison International                                    83,489         2,674,153
FirstEnergy Corp.                                       10,014           395,653
FPL Group, Inc.                                         16,195         1,210,576
Great Plains Energy, Inc.                                3,041            92,082
IDACORP, Inc.                                           10,035           306,770
Northeast Utilities                                     33,099           623,916
Pinnacle West Capital Corp.                             23,529         1,044,923
PNM Resources, Inc.                                     13,133           332,134
PPL Corp.                                               23,650         1,260,072
Progress Energy, Inc.                                   10,479           474,070
Public Service Enterprise Group, Inc.                  112,756         5,837,378
TXU Corp.                                               35,138         2,268,509
Xcel Energy, Inc.                                       51,221           932,222
                                                                    ------------
                                                                      22,416,896
                                                                    ------------
ELECTRICAL EQUIPMENT (0.5%)
AMETEK, Inc.                                             1,456            51,936
Cooper Industries, Ltd. Class A                          4,042           274,411
Emerson Electric Co.                                    36,633         2,567,973
Hubbell, Inc. Class A                                    2,700           130,572
Hubbell, Inc. Class B                                    1,317            68,879
Power-One, Inc. (a)                                     25,701           229,253
Rockwell Automation, Inc.                               15,455           765,795
Thomas & Betts Corp. (a)                                15,236           468,507
                                                                    ------------
                                                                       4,557,326
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Avnet, Inc. (a)                                         37,268           679,768
Jabil Circuit, Inc. (a)                                 46,422         1,187,475
KEMET Corp. (a)                                         26,758           239,484
Molex, Inc.                                             44,109         1,323,270
National Instruments Corp.                              24,479           667,053
PerkinElmer, Inc.                                       33,015           742,507
Plexus Corp. (a)                                        13,358           173,787
Sanmina-SCI Corp. (a)                                  140,602         1,190,899
Tech Data Corp. (a)                                      4,989           226,501


                                                        SHARES             VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Tektronix, Inc.                                          1,036      $     31,297
Thermo Electron Corp. (a)                               18,882           570,048
Varian, Inc. (a)                                         2,986           122,456
Vishay Intertechnology, Inc. (a)                        47,850           718,707
Waters Corp. (a)                                        10,405           486,850
                                                                    ------------
                                                                       8,360,102
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Grant Prideco, Inc. (a)                                  5,204           104,340
Halliburton Co.                                         37,931         1,488,412
Transocean, Inc. (a)                                     7,002           296,815
                                                                    ------------
                                                                       1,889,567
                                                                    ------------
FOOD & STAPLES RETAILING (2.9%)
Albertson's, Inc.                                       63,692         1,520,965
BJ's Wholesale Club, Inc. (a)                            9,034           263,160
Costco Wholesale Corp.                                  99,068         4,795,882
Kroger Co. (The) (a)                                   190,422         3,340,002
Ruddick Corp.                                            4,055            87,953
Safeway, Inc. (a)                                      114,760         2,265,362
SUPERVALU, Inc.                                         35,081         1,210,996
Wal-Mart Stores, Inc.                                  257,875        13,620,958
Whole Foods Market, Inc.                                 2,758           262,975
Winn-Dixie Stores, Inc.                                  6,422            29,220
                                                                    ------------
                                                                      27,397,473
                                                                    ------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                              53,463         1,192,759
ConAgra Foods, Inc.                                     21,419           630,790
Hershey Foods Corp.                                     10,668           592,501
J.M. Smucker Co. (The)                                  18,074           850,743
Kellogg Co.                                             18,247           814,911
Sara Lee Corp.                                         170,635         4,119,129
Sensient Technologies Corp.                                970            23,270
Tyson Foods, Inc. Class A                               91,148         1,677,123
                                                                    ------------
                                                                       9,901,226
                                                                    ------------
GAS UTILITIES (0.4%)
KeySpan Corp.                                           34,503         1,361,143
Nicor, Inc.                                             11,267           416,203
NiSource, Inc.                                          34,200           779,076
Peoples Energy Corp.                                     1,608            70,672
Sempra Energy                                           29,093         1,067,131
WGL Holdings, Inc.                                       4,189           129,189
                                                                    ------------
                                                                       3,823,414
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Applera Corp. -- Applied Biosystems Group               30,843           644,927
Bausch & Lomb, Inc.                                      7,546           486,415
Baxter International, Inc.                               7,515           259,568
Becton, Dickinson & Co.                                 64,535         3,665,588
Biomet, Inc.                                             5,215           226,279
Boston Scientific Corp. (a)                             32,481         1,154,699

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 117


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
C.R. Bard, Inc.                                          5,464      $    349,587
Cytyc Corp. (a)                                          4,660           128,476
DENTSPLY International, Inc.                            13,866           779,269
Edwards Lifesciences Corp. (a)                           1,220            50,337
Fisher Scientific International, Inc. (a)                4,153           259,064
Hillenbrand Industries, Inc.                            19,172         1,064,813
Millipore Corp. (a)                                      2,207           109,931
STERIS Corp. (a)                                        21,486           509,648
Varian Medical Systems, Inc. (a)                         5,803           250,922
                                                                    ------------
                                                                       9,939,523
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc.                                             19,163         2,390,584
AmerisourceBergen Corp.                                 28,862         1,693,622
Apria Healthcare Group, Inc. (a)                         8,196           270,058
Cardinal Health, Inc.                                   92,132         5,357,476
Caremark Rx, Inc. (a)                                   73,873         2,912,813
CIGNA Corp.                                             17,156         1,399,415
Covance, Inc. (a)                                       10,825           419,469
Coventry Health Care, Inc. (a)                           7,802           414,130
First Health Group Corp. (a)                            11,947           223,528
HCA, Inc.                                               56,497         2,257,620
Humana, Inc. (a)                                         3,304            98,096
Laboratory Corp. of America Holdings (a)                 1,822            90,772
Lincare Holdings, Inc. (a)                               9,980           425,647
Manor Care, Inc.                                         7,490           265,371
McKesson Corp.                                         102,550         3,226,223
PacifiCare Health Systems, Inc. (a)                      5,504           311,086
Tenet Healthcare Corp. (a)                              79,645           874,502
Triad Hospitals, Inc. (a)                               19,663           731,660
UnitedHealth Group, Inc.                                47,608         4,190,932
Universal Health Services, Inc. Class B                  5,056           224,992
WellPoint, Inc. (a)                                      5,754           661,710
                                                                    ------------
                                                                      28,439,706
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (2.0%)
Bob Evans Farms, Inc.                                   10,919           285,423
Brinker International, Inc. (a)                         11,845           415,404
Caesars Entertainment, Inc. (a)                         79,965         1,610,495
Carnival Corp.                                          19,713         1,136,060
CBRL Group, Inc.                                         4,264           178,449
Darden Restaurants, Inc.                                13,591           377,014
GTECH Holdings Corp.                                    10,299           267,259
Harrah's Entertainment, Inc.                             9,839           658,131
Hilton Hotels Corp.                                     17,553           399,155
International Game Technology                           34,409         1,182,982
Krispy Kreme Doughnuts, Inc. (a)                         2,588            32,609
Mandalay Resort Group                                   15,646         1,101,948


                                                        SHARES             VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Marriott International, Inc. Class A                     9,437      $    594,342
McDonald's Corp.                                       204,970         6,571,338
Ruby Tuesday, Inc.                                      20,085           523,817
Six Flags, Inc. (a)                                     16,268            87,359
Starbucks Corp. (a)                                     24,956         1,556,256
Starwood Hotels & Resorts Worldwide, Inc.               21,773         1,271,543
Yum! Brands, Inc.                                       17,568           828,858
                                                                    ------------
                                                                      19,078,442
                                                                    ------------
HOUSEHOLD DURABLES (0.8%)
American Greetings Corp. Class A                        17,686           448,340
Black & Decker Corp. (The)                              10,060           888,600
Blyth, Inc.                                             12,650           373,934
Furniture Brands International, Inc.                    16,840           421,842
Harman International Industries, Inc.                   14,266         1,811,782
Leggett & Platt, Inc.                                    8,188           232,785
Maytag Corp.                                            20,285           428,013
Newell Rubbermaid, Inc.                                 69,785         1,688,099
Snap-on, Inc.                                            2,580            88,649
Stanley Works (The)                                     10,642           521,352
Whirlpool Corp.                                         17,139         1,186,190
                                                                    ------------
                                                                       8,089,586
                                                                    ------------
HOUSEHOLD PRODUCTS (1.1%)
Energizer Holdings, Inc. (a)                            13,771           684,281
Kimberly-Clark Corp.                                    57,912         3,811,189
Procter & Gamble Co. (The)                             108,901         5,998,267
                                                                    ------------
                                                                      10,493,737
                                                                    ------------
INDUSTRIAL CONGLOMERATES (4.0%)
3M Co.                                                  10,259           841,956
VGeneral Electric Co                                   791,370        28,885,005
Textron, Inc.                                           35,650         2,630,970
Tyco International Ltd.                                160,175         5,724,655
                                                                    ------------
                                                                      38,082,586
                                                                    ------------
INSURANCE (7.7%)
ACE, Ltd.                                               73,342         3,135,371
AFLAC, Inc.                                            131,423         5,235,892
Allstate Corp. (The)                                    30,395         1,572,029
Ambac Financial Group, Inc.                              2,480           203,682
American Financial Group, Inc.                           6,406           200,572
VAmerican International Group, Inc.                    298,630        19,611,032
AmerUs Group Co.                                         8,404           380,701
Aon Corp.                                               54,487         1,300,060
Arthur J. Gallagher & Co.                                3,938           127,985
Chubb Corp. (The)                                       49,239         3,786,479
Cincinnati Financial Corp.                               7,468           330,534
Everest Re Group Ltd.                                   12,027         1,077,138
Fidelity National Financial, Inc.                        7,605           347,320
First American Corp.                                    11,564           406,359

M- 118   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Hartford Financial Services Group, Inc. (The)           57,003      $  3,950,878
HCC Insurance Holdings, Inc.                            16,839           557,708
Horace Mann Educators Corp.                              7,450           142,146
Lincoln National Corp.                                   7,641           356,682
Loews Corp.                                             33,264         2,338,459
Marsh & McLennan Cos., Inc.                             92,588         3,046,145
MetLife, Inc.                                          192,610         7,802,631
Ohio Casualty Corp. (a)                                 15,824           367,275
Old Republic International Corp.                         7,787           197,011
Progressive Corp. (The)                                 27,282         2,314,605
Protective Life Corp.                                   14,910           636,508
Prudential Financial, Inc.                              67,765         3,724,364
SAFECO Corp.                                            32,140         1,678,994
St. Paul Travelers Cos., Inc. (The)                    144,351         5,351,092
StanCorp Financial Group, Inc.                           2,493           205,673
UnumProvident Corp.                                     37,267           668,570
W. R. Berkley Corp.                                     14,455           681,842
XL Capital Ltd. Class A                                 23,679         1,838,674
                                                                    ------------
                                                                      73,574,411
                                                                    ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc. (a)                                           5,607           651,982
                                                                    ------------

INTERNET SOFTWARE & SERVICES (0.0%) (B)
Retek, Inc. (a)                                         17,320           106,518
Yahoo!, Inc. (a)                                         6,746           254,189
                                                                    ------------
                                                                         360,707
                                                                    ------------
IT SERVICES (0.8%)
Acxiom Corp.                                            22,196           583,755
Alliance Data Systems Corp. (a)                          3,364           159,723
CheckFree Corp. (a)                                      3,550           135,184
Computer Sciences Corp. (a)                             15,765           888,673
CSG Systems International, Inc. (a)                      6,800           127,160
Electronic Data Systems Corp.                          116,187         2,683,920
First Data Corp.                                         9,479           403,236
Sabre Holdings Corp. Class A                            42,841           949,356
Titan Corp. (The) (a)                                   26,199           424,424
Unisys Corp. (a)                                       106,622         1,085,412
                                                                    ------------
                                                                       7,440,843
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick Corp.                                          8,054           398,673
Eastman Kodak Co.                                       64,786         2,089,348
Hasbro, Inc.                                            55,160         1,069,001
                                                                    ------------
                                                                       3,557,022
                                                                    ------------
MACHINERY (0.8%)
Crane Co.                                               18,264           526,734
Cummins, Inc.                                            5,561           465,956
Deere & Co.                                             10,700           796,080


                                                        SHARES             VALUE
MACHINERY (CONTINUED)
Eaton Corp.                                              8,853      $    640,603
Federal Signal Corp.                                    14,885           262,869
Flowserve Corp. (a)                                      3,426            94,352
Graco, Inc.                                             15,059           562,454
Harsco Corp.                                             2,655           147,990
Nordson Corp.                                            3,085           123,616
PACCAR, Inc.                                            17,047         1,371,943
Parker-Hannifin Corp.                                   15,334         1,161,397
Pentair, Inc.                                           10,595           461,518
SPX Corp.                                               23,723           950,343
Tecumseh Products Co. Class A                            4,763           227,671
                                                                    ------------
                                                                       7,793,526
                                                                    ------------
MARINE (0.0%) (B)
Alexander & Baldwin, Inc.                                1,789            75,889
                                                                    ------------

MEDIA (2.4%)
Catalina Marketing Corp.                                 4,378           129,720
Clear Channel Communications, Inc.                      34,922         1,169,538
Comcast Corp. Class A (a)                               32,651         1,086,625
Emmis Communications Corp. Class A (a)                  15,970           306,464
Entercom Communications Corp. (a)                       15,164           544,236
McGraw-Hill Cos., Inc. (The)                             7,374           675,016
Media General, Inc. Class A                              1,024            66,365
Reader's Digest Association, Inc. (The)                 17,024           236,804
Scholastic Corp. (a)                                       826            30,529
Time Warner, Inc. (a)                                  320,673         6,233,883
Tribune Co.                                             27,633         1,164,455
Univision Communications, Inc. Class A (a)              40,811         1,194,538
Viacom, Inc. Class B                                    53,092         1,932,018
Walt Disney Co. (The)                                  277,689         7,719,754
                                                                    ------------
                                                                      22,489,945
                                                                    ------------
METALS & MINING (0.6%)
Allegheny Technologies, Inc.                             4,150            89,931
Nucor Corp.                                             19,924         1,042,822
Peabody Energy Corp.                                    13,752         1,112,674
Phelps Dodge Corp.                                      19,942         1,972,663
Steel Dynamics, Inc.                                     2,086            79,018
United States Steel Corp.                               29,117         1,492,246
                                                                    ------------
                                                                       5,789,354
                                                                    ------------
MULTILINE RETAIL (1.6%)
Dillard's, Inc. Class A                                 10,464           281,168
Dollar Tree Stores, Inc. (a)                             4,853           139,184
Federated Department Stores, Inc.                       45,615         2,636,091
J.C. Penney Co., Inc. Holding Co.                       61,723         2,555,332
May Department Stores Co.                               25,347           745,202

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 119


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Nordstrom, Inc.                                          4,866      $    227,388
Saks, Inc.                                              18,371           266,563
Sears, Roebuck & Co.                                    13,683           698,244
Target Corp.                                           147,298         7,649,185
                                                                    ------------
                                                                      15,198,357
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
AES Corp. (The) (a)                                     80,566         1,101,337
Calpine Corp. (a)                                      158,919           626,141
Duke Energy Corp.                                      200,942         5,089,861
Dynegy, Inc. Class A (a)                                40,231           185,867
El Paso Corp.                                           54,695           568,828
National Fuel Gas Co.                                    6,971           197,558
ONEOK, Inc.                                             17,629           501,016
Questar Corp.                                           10,893           555,108
Sierra Pacific Resources (a)                            30,226           317,373
Williams Cos., Inc. (The)                               47,245           769,621
                                                                    ------------
                                                                       9,912,710
                                                                    ------------
OFFICE ELECTRONICS (0.4%)
Xerox Corp. (a)                                        222,382         3,782,718
                                                                    ------------

OIL & GAS (7.8%)
Amerada Hess Corp.                                       7,848           646,518
Anadarko Petroleum Corp.                                42,704         2,767,646
Apache Corp.                                             8,147           411,994
Ashland, Inc.                                            9,209           537,621
Burlington Resources, Inc.                             100,991         4,393,108
ChevronTexaco Corp.                                    209,473        10,999,427
ConocoPhillips                                         104,364         9,061,926
Devon Energy Corp.                                     125,156         4,871,071
EOG Resources, Inc.                                     25,523         1,821,321
VExxonMobil Corp.                                      469,815        24,082,717
Forest Oil Corp. (a)                                     2,529            80,220
Kerr-McGee Corp.                                        33,197         1,918,455
Marathon Oil Corp.                                      69,742         2,622,997
Murphy Oil Corp.                                         3,894           313,272
Newfield Exploration Co. (a)                            15,791           932,459
Noble Energy, Inc.                                       4,977           306,882
Occidental Petroleum Corp.                              27,916         1,629,178
Overseas Shipholding Group, Inc.                         9,865           544,548
Plains Exploration & Production Co. (a)                  6,542           170,092
Sunoco, Inc.                                            19,160         1,565,564
Valero Energy Corp.                                     65,472         2,972,429
XTO Energy, Inc.                                        53,339         1,887,134
                                                                    ------------
                                                                      74,536,579
                                                                    ------------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.                                   62,289         2,334,592
Louisiana-Pacific Corp.                                 28,206           754,228
MeadWestvaco Corp.                                      12,030           407,697


                                                        SHARES             VALUE
PAPER & FOREST PRODUCTS (CONTINUED)
Potlatch Corp.                                           6,741      $    340,960
Rayonier, Inc.                                           2,122           103,787
Weyerhaeuser Co.                                        28,019         1,883,437
                                                                    ------------
                                                                       5,824,701
                                                                    ------------
PERSONAL PRODUCTS (1.1%)
Avon Products, Inc.                                     81,914         3,170,072
Gillette Co. (The)                                     173,478         7,768,345
                                                                    ------------
                                                                      10,938,417
                                                                    ------------
PHARMACEUTICALS (5.6%)
IVAX Corp. (a)                                          73,997         1,170,632
VJohnson & Johnson                                     286,939        18,197,671
King Pharmaceuticals, Inc. (a)                          74,718           926,503
Lilly (Eli) & Co.                                        3,148           178,649
Merck & Co., Inc.                                      367,962        11,826,299
Mylan Laboratories, Inc.                                 7,464           131,964
Perrigo Co.                                             22,026           380,389
VPfizer, Inc                                           683,094        18,368,398
Sepracor, Inc. (a)                                      15,057           893,934
Wyeth                                                   31,718         1,350,870
                                                                    ------------
                                                                      53,425,309
                                                                    ------------
REAL ESTATE (0.2%)
Apartment Investment & Management Co. Class A            3,907           150,576
Equity Office Properties Trust                          17,013           495,419
Equity Residential                                      11,979           433,400
Simon Property Group, Inc.                               9,429           609,773
                                                                    ------------
                                                                       1,689,168
                                                                    ------------
ROAD & RAIL (0.6%)
Burlington Northern Santa Fe Corp.                      35,715         1,689,677
CSX Corp.                                                4,481           179,598
Norfolk Southern Corp.                                  49,170         1,779,462
Swift Transportation Co., Inc. (a)                      10,204           219,182
Union Pacific Corp.                                     22,207         1,493,421
Werner Enterprises, Inc.                                10,280           232,739
                                                                    ------------
                                                                       5,594,079
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Micro Devices, Inc. (a)                       100,931         2,222,501
Altera Corp. (a)                                        31,898           660,289
Analog Devices, Inc.                                    32,293         1,192,257
Applied Materials, Inc. (a)                             68,609         1,173,214
Atmel Corp. (a)                                         91,929           360,362
Broadcom Corp. Class A (a)                              36,085         1,164,824
Cabot Microelectronics Corp. (a)                         3,207           128,440
Cree, Inc. (a)                                           6,170           247,294
Cypress Semiconductor Corp. (a)                         19,526           229,040
Freescale Semiconductor, Inc. Class B (a)               65,021         1,193,785
Integrated Circuit Systems, Inc. (a)                    21,740           454,801

M- 120   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES             VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Integrated Device Technology, Inc. (a)                  33,184      $    383,607
Intel Corp.                                            361,115         8,446,480
Intersil Corp. Class A                                  46,553           779,297
Lam Research Corp. (a)                                  22,063           637,841
Linear Technology Corp.                                  9,389           363,918
LSI Logic Corp. (a)                                    115,406           632,425
Maxim Integrated Products, Inc.                         28,102         1,191,244
Micrel, Inc. (a)                                        27,853           306,940
Micron Technology, Inc. (a)                             34,536           426,520
National Semiconductor Corp.                            15,782           283,287
Novellus Systems, Inc. (a)                              41,993         1,171,185
PMC-Sierra, Inc. (a)                                    53,792           605,160
RF Micro Devices, Inc. (a)                              57,947           396,357
Teradyne, Inc. (a)                                      58,876         1,005,013
Texas Instruments, Inc.                                165,815         4,082,365
TriQuint Semiconductor, Inc. (a)                        42,538           189,294
Xilinx, Inc.                                            39,408         1,168,447
                                                                    ------------
                                                                      31,096,187
                                                                    ------------
SOFTWARE (3.4%)
Adobe Systems, Inc.                                      8,935           560,582
Autodesk, Inc.                                          28,399         1,077,742
BMC Software, Inc. (a)                                  56,775         1,056,015
Citrix Systems, Inc. (a)                                29,324           719,318
Computer Associates International, Inc.                 50,216         1,559,709
Compuware Corp. (a)                                     33,633           217,605
Electronic Arts, Inc. (a)                               12,956           799,126
Intuit, Inc. (a)                                         7,981           351,244
Macromedia, Inc. (a)                                     9,350           290,972
Macrovision Corp. (a)                                    6,424           165,225
McAfee, Inc. (a)                                        13,402           387,720
VMicrosoft Corp                                        702,709        18,769,357
Parametric Technology Corp. (a)                         22,975           135,323
Reynolds & Reynolds Co. (The) Class A                   11,338           300,570
RSA Security, Inc. (a)                                   2,849            57,151
Siebel Systems, Inc. (a)                               117,547         1,234,244
Synopsys, Inc. (a)                                      47,206           926,182
Transaction Systems Architects, Inc. Class A (a)        11,821           234,647
VERITAS Software Corp. (a)                             115,175         3,288,246
                                                                    ------------
                                                                      32,130,978
                                                                    ------------
SPECIALTY RETAIL (1.8%)
Abercrombie & Fitch Co. Class A                         24,421         1,146,566
American Eagle Outfitters, Inc.                          7,544           355,322
AnnTaylor Stores Corp. (a)                              21,824           469,871
AutoZone, Inc. (a)                                      10,668           974,095
Barnes & Noble, Inc. (a)                                 7,226           233,183


                                                        SHARES             VALUE
SPECIALTY RETAIL (CONTINUED)
Borders Group, Inc.                                     13,198      $    335,229
Circuit City Stores, Inc.                               58,063           908,105
Claire's Stores, Inc.                                    4,278            90,907
Gap, Inc. (The)                                        154,003         3,252,543
Home Depot, Inc. (The)                                  88,528         3,783,687
Limited Brands, Inc.                                    57,692         1,328,070
Michaels Stores, Inc.                                   29,250           876,622
Office Depot, Inc. (a)                                  37,749           655,323
Pacific Sunwear of California, Inc. (a)                 22,960           511,090
Payless ShoeSource, Inc. (a)                            18,182           223,639
RadioShack Corp.                                         6,882           226,280
Rent-A-Center, Inc. (a)                                  6,348           168,222
Sherwin-Williams Co. (The)                              12,267           547,476
Toys "R" Us, Inc. (a)                                   55,544         1,136,986
                                                                    ------------
                                                                      17,223,216
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (3.4%)
Countrywide Financial Corp.                            121,289         4,488,906
Fannie Mae                                             163,055        11,611,147
Freddie Mac                                            143,348        10,564,748
Independence Community Bank Corp.                        2,163            92,100
New York Community Bancorp, Inc.                        57,728         1,187,465
Washington Mutual, Inc.                                105,740         4,470,687
Webster Financial Corp.                                  4,622           234,058
                                                                    ------------
                                                                      32,649,111
                                                                    ------------
TOBACCO (0.9%)
Altria Group, Inc.                                     119,996         7,331,756
Reynolds American, Inc.                                 13,707         1,077,370
UST, Inc.                                                6,825           328,351
                                                                    ------------
                                                                       8,737,477
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Grainger (W.W.), Inc.                                    3,825           254,822
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Nextel Communications, Inc. Class A (a)                213,843         6,415,290
Telephone & Data Systems, Inc.                          14,775         1,136,936
                                                                    ------------
                                                                       7,552,226
                                                                    ------------
Total Common Stocks
  (Cost $878,220,345)                                                949,799,582
                                                                    ------------

INVESTMENT COMPANY (0.5%)
--------------------------------------------------------------------------------
CAPITAL MARKETS (0.5%)
DIAMONDS Trust Series 1 (c)                             45,100         4,848,701
                                                                    ------------
Total Investment Company
  (Cost $4,851,776)                                                    4,848,701
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 121


                                                        SHARES             VALUE
WARRANTS (0.0%) (B)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.0%) (B)
Lucent Technologies, Inc. (a)                           42,250      $     66,755
                                                                    ------------
Total Warrants
  (Cost $0)                                                               66,755
                                                                    ------------
Total Investments
  (Cost $883,072,121) (d)                                 99.8%      954,715,038(e)
Cash and Other Assets,
  Less Liabilities                                         0.2         1,957,369
                                                    ----------      ------------
Net Assets                                               100.0%     $956,672,407
                                                    ==========      ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $887,780,817.
(e)  At December 31, 2004 net unrealized appreciation was
     $66,934,221, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $92,046,168 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $25,111,947.

M- 122   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $883,072,121)              $  954,715,038
Cash                                               4,314,705
Receivables:
  Investment securities sold                      47,984,028
  Dividends and interest                           1,409,611
  Fund shares sold                                    58,616
Other assets                                          39,025
                                              --------------
    Total assets                               1,008,521,023
                                              --------------
LIABILITIES:
Payables:
  Investment securities purchased                 51,163,003
  Adviser                                            200,640
  Administrator                                      160,512
  Shareholder communication                          134,112
  Fund shares redeemed                               118,259
  Custodian                                           14,053
  NYLIFE Distributors                                  6,720
Accrued expenses                                      51,317
                                              --------------
    Total liabilities                             51,848,616
                                              --------------
Net assets                                    $  956,672,407
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                               $      450,178
  Service Class                                       16,114
Additional paid-in capital                       909,222,009
Accumulated undistributed net investment
  income                                              20,370
Accumulated net realized loss on investments     (24,679,181)
Net unrealized appreciation on investments        71,642,917
                                              --------------
Net assets                                    $  956,672,407
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  923,659,752
                                              ==============
Shares of capital stock outstanding               45,017,833
                                              ==============
Net asset value per share outstanding         $        20.52
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   33,012,655
                                              ==============
Shares of capital stock outstanding                1,611,445
                                              ==============
Net asset value per share outstanding         $        20.49
                                              ==============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 123

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                $  17,575,338
  Interest                                            19,127
                                               -------------
    Total income                                  17,594,465
                                               -------------
EXPENSES:
  Advisory                                         2,232,387
  Administration                                   1,785,910
  Shareholder communication                          404,224
  Professional                                       104,392
  Custodian                                           82,508
  Directors                                           60,223
  Distribution and service -- Service Class           55,602
  Portfolio pricing                                   11,215
  Miscellaneous                                       58,133
                                               -------------
    Total expenses                                 4,794,594
                                               -------------
Net investment income                             12,799,871
                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                 148,353,610
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions                          160,608
Net change in unrealized appreciation on
  investments                                    (65,086,231)
                                               -------------
Net realized and unrealized gain on
  investments:                                    83,427,987
                                               -------------
Net increase in net assets resulting from
  operations                                   $  96,227,858
                                               =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $10,413.

M- 124   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  12,799,871   $  8,087,956
 Net realized gain on investments       148,353,610     18,759,322
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                              160,608             --
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (65,086,231)   156,761,390
                                      ----------------------------
 Net increase in net assets
  resulting from operations              96,227,858    183,608,668
                                      ----------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                        (12,327,924)    (8,089,391)
   Service Class                           (383,179)       (85,863)
                                      ----------------------------
 Total dividends to shareholders        (12,711,103)    (8,175,254)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         91,409,988     29,371,935
   Service Class                         20,966,187      9,527,499

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                         12,327,924      8,089,391
   Service Class                            383,179         85,863
                                      ----------------------------
                                        125,087,278     47,074,688

 Cost of shares redeemed:
   Initial Class                       (125,547,914)   (79,528,644)
   Service Class                           (902,834)      (146,680)
                                      ----------------------------
                                       (126,450,748)   (79,675,324)
                                      ----------------------------
    Decrease in net assets derived
     from capital share transactions     (1,363,470)   (32,600,636)
                                      ----------------------------
    Net increase in net assets           82,153,285    142,832,778

NET ASSETS:
Beginning of year                       874,519,122    731,686,344
                                      ----------------------------
End of year                           $ 956,672,407   $874,519,122
                                      ============================
Accumulated undistributed net
  investment income at end of year    $      20,370   $         --
                                      ============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 125

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                       INITIAL CLASS                                  SERVICE CLASS
                                ------------------------------------------------------------   ----------------------------
                                                                                                                 JUNE 5,
                                                                                                                 2003(A)
                                                                                                YEAR ENDED       THROUGH
                                                  YEAR ENDED DECEMBER 31,                      DECEMBER 31,   DECEMBER 31,
                                    2004         2003       2002        2001         2000          2004           2003
Net asset value at beginning
  of period                       $  18.75     $  14.98   $  19.99   $    24.28   $    27.78       $ 18.74       $ 16.45
                                  --------     --------   --------   ----------   ----------       -------       -------
Net investment income                 0.28(c)      0.17(b)     0.16        0.14         0.15          0.24(c)       0.07(b)
Net realized and unrealized
  gain (loss) on investments          1.77         3.78      (5.01)       (4.29)       (1.06)         1.75          2.38
                                  --------     --------   --------   ----------   ----------       -------       -------
Total from investment
  operations                          2.05         3.95      (4.85)       (4.15)       (0.91)         1.99          2.45
                                  --------     --------   --------   ----------   ----------       -------       -------
Less dividends and
  distributions:
  From net investment income         (0.28)       (0.18)     (0.16)       (0.14)       (0.15)        (0.24)        (0.16)
  From net realized gain on
    investments                         --           --         --           --        (2.44)           --            --
                                  --------     --------   --------   ----------   ----------       -------       -------
Total dividends and
  distributions                      (0.28)       (0.18)     (0.16)       (0.14)       (2.59)        (0.24)        (0.16)
                                  --------     --------   --------   ----------   ----------       -------       -------
Net asset value at end of
  period                          $  20.52     $  18.75   $  14.98   $    19.99   $    24.28       $ 20.49       $ 18.74
                                  ========     ========   ========   ==========   ==========       =======       =======
Total investment return              10.90%       26.37%    (24.25%)     (17.09%)      (3.34%)       10.62%        14.93%(d)
Ratios (to average net
  assets)/
  Supplemental Data:
  Net investment income               1.44%(c)     1.05%      0.89%        0.66%        0.55%         1.19%(c)       0.80%+(e)
  Expenses                            0.53%        0.52%      0.51%        0.50%        0.50%         0.78%         0.77%+
Portfolio turnover rate                151%          72%       120%          93%          77%          151%           72%
Net assets at end of period
  (in 000's)                      $923,660     $864,373   $731,686   $1,059,832   $1,331,634       $33,013       $10,146

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

M- 126   MainStay VP Common Stock Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (83.3%)+
CONVERTIBLE BONDS (70.1%)
------------------------------------------------------------------------------
AUTO COMPONENTS (0.9%)
Goodyear Tire & Rubber Co. (The)
  4.00%, due 6/15/34 (c)                            $ 2,395,000   $  3,460,775
                                                                  ------------
BIOTECHNOLOGY (1.0%)
Invitrogen Corp.
  1.50%, due 2/15/24                                  3,935,000      3,708,737
                                                                  ------------
CAPITAL MARKETS (4.4%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21 (f)                       1,870,000      2,236,988
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11 (c)                              3,670,000      3,495,675
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (d)(f)                   1,290,000      1,322,998
  Series DIA (Diamonds Trust)
  0.25%, due 5/17/10 (c)(g)                           2,320,000      3,181,300
Morgan Stanley & Co.
  Series JPM
  (J.P. Morgan Chase & Co.)
  0.30%, due 1/30/11 (g)                              3,250,000      3,176,875
  Series JPM
  (J.P. Morgan Chase & Co.)
  0.30%, due 7/30/11 (g)                              3,020,000      2,952,050
                                                                  ------------
                                                                    16,365,886
                                                                  ------------
COMMERCIAL BANKS (0.7%)
Wells Fargo & Co.
  1.91%, due 5/1/33 (d)                               2,715,000      2,713,154
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Waste Connections, Inc.
  2.66%, due 5/1/22 (d)                               1,565,000      1,825,181
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.6%)
Brocade Communications Systems, Inc.
  2.00%, due 1/1/07 (e)                               1,745,000      1,666,475
CIENA Corp.
  3.75%, due 2/1/08                                   2,435,000      2,173,238
Extreme Networks, Inc.
  3.50%, due 12/1/06                                  1,215,000      1,193,738
Lucent Technologies, Inc.
  Series B
  2.75%, due 6/15/25 (e)                                650,000        949,811
                                                                  ------------
                                                                     5,983,262
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMPUTERS & PERIPHERALS (0.2%)
Gateway, Inc.
  1.50%, due 12/31/09 (c)(e)                        $   870,000   $    889,575
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Verizon Global Funding Corp
  (zero coupon), due 5/15/21 (e)                      5,755,000      3,546,519
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (h)                             2,335,418        326,959
                                                                  ------------

ELECTRIC UTILITIES (0.5%)
PG&E Corp.
  9.50%, due 6/30/10                                    725,000      1,937,562
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Agilent Technologies, Inc.
  3.00%, due 12/1/21                                  2,550,000      2,585,062
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (15.2%)
VBJ Services Co.
  0.3954%, due 4/24/22 (e)                            8,215,000      6,859,525
VCooper Cameron Corp.
  1.50%, due 5/15/24 (e)                              9,875,000     10,455,155
Halliburton Co.
  3.125%, due 7/15/23                                 3,160,000      3,902,600
VLehman Brothers Holdings, Inc.
  Series HAL (Halliburton Co.)
  0.25%, due 9/25/10 (g)                              5,365,000      7,443,938
VPride International, Inc.
  2.50%, due 3/1/07 (e)                              10,323,700     13,124,004
VSchlumberger Ltd.
  Series A
  1.50%, due 6/1/23                                  12,865,000     14,151,500
                                                                  ------------
                                                                    55,936,722
                                                                  ------------
FOOD & STAPLES RETAILING (5.1%)
SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (e)(f)                  17,370,000      6,296,625
VWhole Foods Market, Inc.
  (zero coupon), due 3/2/18                          11,285,000     11,510,700
Wild Oats Markets, Inc.
  3.25%, due 5/15/34 (c)                                980,000        873,425
                                                                  ------------
                                                                    18,680,750
                                                                  ------------
FOOD PRODUCTS (0.3%)
General Mills, Inc.
  (zero coupon), due 10/28/22                         1,510,000      1,077,762
                                                                  ------------

 + Percentages indicated are based on Portfolio net assets.
 V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM
   INVESTMENTS. MAY BE SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 127

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
ALZA Corp.
  (zero coupon), due 7/28/20                        $ 5,525,000   $  4,841,281
Fisher Scientific International, Inc.
  2.50%, due 10/1/23 (e)                              2,760,000      4,119,300
  3.25%, due 3/1/24 (e)                               2,170,000      2,443,963
Medtronic, Inc.
  1.25%, due 9/15/21                                  4,740,000      4,817,025
                                                                  ------------
                                                                    16,221,569
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Quest Diagnostics, Inc.
  1.75%, due 11/30/21                                 2,025,000      2,219,906
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (4.0%)
Brinker International, Inc.
  (zero coupon), due 10/10/21                         5,635,000      3,648,663
VHilton Hotels Corp.
  3.375%, due 4/15/23 (e)                             6,060,000      7,279,574
International Game Technology
  (zero coupon), due 1/29/33                          5,165,000      3,970,594
                                                                  ------------
                                                                    14,898,831
                                                                  ------------
HOUSEHOLD PRODUCTS (0.8%)
Merrill Lynch & Co., Inc.
  Series PG
  (Proctor & Gamble Co., The)
  0.40%, due 4/15/10 (c)(g)                           2,585,000      2,901,662
                                                                  ------------

INDUSTRIAL CONGLOMERATES (3.9%)
VTyco International Group S.A.
  Series A
  2.75%, due 1/15/18                                  8,335,000     13,252,650
  Series B
  3.125%, due 1/15/23                                   735,000      1,238,475
                                                                  ------------
                                                                    14,491,125
                                                                  ------------
INSURANCE (1.4%)
American International Group, Inc.
  5.25%, due 12/6/24 (c)                                650,000        730,438
Aon Corp.
  3.50%, due 11/15/12                                 3,000,000      3,716,250
USF & G Corp.
  (zero coupon), due 3/3/09                             930,000        773,062
                                                                  ------------
                                                                     5,219,750
                                                                  ------------
INTERNET SOFTWARE & SERVICES (1.1%)
Yahoo!, Inc.
  (zero coupon), due 4/1/08                           2,040,000      3,893,850
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
IT SERVICES (0.8%)
DST Systems, Inc.
  Series A
  4.125%, due 8/15/23                               $ 2,060,000   $  2,693,450
                                                                  ------------

MACHINERY (1.4%)
Navistar Financial Corp.
  4.75%, due 4/1/09                                   3,975,000      4,129,031
Wabash National Corp.
  3.25%, due 8/1/08                                     570,000        906,300
                                                                  ------------
                                                                     5,035,331
                                                                  ------------
MEDIA (3.7%)
Lamar Advertising Co.
  2.875%, due 12/31/10 (e)                            2,460,000      2,727,525
Lehman Brothers Holdings, Inc.
  Series VIA (Viacom, Inc.)
  0.25%, due 9/30/10 (g)                              3,255,000      2,945,775
Liberty Media Corp.
  3.50%, due 1/15/31                                  2,265,000      2,137,594
  0.75%, due 3/30/23                                  1,295,000      1,558,856
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09                                    615,000      1,160,044
Walt Disney Co. (The)
  2.125%, due 4/15/23 (e)                             2,560,000      2,860,800
                                                                  ------------
                                                                    13,390,594
                                                                  ------------
METALS & MINING (0.5%)
GrafTech International Ltd.
  1.625%, due 1/15/24 (e)                             1,135,000      1,056,969
Placer Dome, Inc.
  2.75%, due 10/15/23                                   660,000        812,625
                                                                  ------------
                                                                     1,869,594
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.8%)
Calpine Corp.
  4.75%, due 11/15/23 (e)                             2,885,000      2,524,375
Reliant Energy, Inc.
  5.00%, due 8/15/10                                  2,385,000      3,929,288
                                                                  ------------
                                                                     6,453,663
                                                                  ------------
OIL & GAS (0.5%)
Salomon Smith Barney Holdings
  Series XOI (AMEX Oil Index)
  0.25%, due 2/18/10 (g)                              1,245,000      1,901,115
                                                                  ------------

PAPER & FOREST PRODUCTS (2.4%)
International Paper Co.
  (zero coupon), due 6/20/21                          3,055,000      1,703,163
Lehman Brothers Holdings, Inc.
  Series IP
  (International Paper Co.)
  0.25%, due 5/8/10 (g)                               4,440,000      4,828,500

M- 128   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Merrill Lynch & Co., Inc.
  Series MWV
  (MeadWestvaco Corp.)
  0.25%, due 7/28/10 (g)                            $ 1,880,000   $  2,310,050
                                                                  ------------
                                                                     8,841,713
                                                                  ------------
PHARMACEUTICALS (4.0%)
Elan Capital Corp. Ltd.
  6.50%, due 11/10/08                                 1,420,000      1,603,896
Teva Pharmaceutical Financial LLC
  Series A
  0.50%, due 2/1/24                                   2,715,000      2,779,481
VTeva Pharmaceutical Industries Ltd.
  0.375%, due 11/15/22                                7,185,000     10,472,138
                                                                  ------------
                                                                    14,855,515
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Advanced Micro Devices, Inc.
  4.75%, due 2/1/22 (e)                               1,770,000      2,042,138
ASM International N.V.
  4.25%, due 12/6/11 (c)                                875,000        926,406
Cymer, Inc.
  3.50%, due 2/15/09                                  1,485,000      1,485,000
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  2,815,000      2,987,419
Fairchild Semiconductor International, Inc.
  5.00%, due 11/1/08 (e)                              3,465,000      3,512,643
Vitesse Semiconductor International, Inc.
  1.50%, due 10/1/24 (c)                              1,030,000      1,205,100
                                                                  ------------
                                                                    12,158,706
                                                                  ------------
SOFTWARE (0.5%)
Computer Associates International, Inc.
  1.625%, due 12/15/09                                1,170,000      1,937,813
                                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.8%)
Morgan Stanley & Co.
  Series CNI (Canadian National
  Railway Co.)
  (zero coupon), due 5/30/10 (g)                      1,730,000      2,784,219
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UTILITIES-ELECTRIC & GAS (1.9%)
VLehman Brothers Holdings, Inc.
  Series TXU (TXU Corp.)
  1.00%, due 11/3/11 (g)                            $ 6,850,000   $  6,995,563
                                                                  ------------
Total Convertible Bonds
  (Cost $238,769,028)                                              257,801,875
                                                                  ------------

                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (13.2%)
------------------------------------------------------------------------------
AIRLINES (0.2%)
Continental Air Finance Trust II
  6.00%                                                  32,800        766,700
                                                                  ------------

AUTOMOBILES (1.1%)
Ford Motor Co. Capital Trust II
  6.50%                                                  74,100      3,911,739
                                                                  ------------

BUILDING PRODUCTS (0.2%)
Owens Corning Capital LLC
  6.50% (c)                                              36,500        894,250
                                                                  ------------

CAPITAL MARKETS (1.6%)
Gabelli Asset Management, Inc.
  6.95% (i)                                              31,900        854,282
Lehman Brothers Holdings, Inc.
  6.25%                                                 122,700      3,312,900
State Street Corp.
  6.75%                                                   8,100      1,814,400
                                                                  ------------
                                                                     5,981,582
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Lucent Technologies Capital Trust I
  7.75%                                                   1,375      1,635,645
                                                                  ------------

ELECTRIC UTILITIES (0.6%)
FPL Group, Inc.
  8.00% (j)                                              39,100      2,355,384
                                                                  ------------

GOVERNMENT AGENCIES (1.1%)
Federal National Mortgage Association
  5.38%                                                      39      4,134,000
                                                                  ------------
INSURANCE (0.5%)
Hartford Financial Services Group, Inc. (The)
  7.00% (k)                                              27,700      1,826,815
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 129


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
MACHINERY (0.9%)
Cummins Capital Trust I
  7.00%                                                  36,410   $  3,336,066
                                                                  ------------
MEDIA (0.2%)
Interpublic Group
  of Cos., Inc. (The)
  5.375%, Series A                                       16,700        818,300
                                                                  ------------

METALS & MINING (0.5%)
Freeport-McMoRan
  Copper & Gold, Inc.
  5.50%                                                   1,775      1,739,500
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
El Paso Corp.
  9.00% (l)                                              30,100        952,364
                                                                  ------------

OFFICE ELECTRONICS (0.5%)
Xerox Corp.
  6.25%                                                  13,600      2,010,216
                                                                  ------------
OIL & GAS (1.6%)
Amerada Hess Corp.
  7.00%                                                  27,500      2,033,625
Chesapeake Energy Corp.
  5.00% (e)                                              32,800      4,013,080
                                                                  ------------
                                                                     6,046,705
                                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Capital Trust
  5.25%                                                  32,700      1,655,437
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (2.2%)
PMI Group, Inc. (The)
  5.875% (m)                                            137,200      3,627,568
Sovereign Capital Trust IV
  4.375%                                                 55,500      2,719,500
Washington Mutual, Inc.
  5.375%                                                 30,000      1,676,880
                                                                  ------------
                                                                     8,023,948
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Nextel Communications, Inc.                               4,180      2,536,738
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $44,920,019)                                                48,625,389
                                                                  ------------
Total Convertible Securities
  (Cost $283,689,047)                                              306,427,264
                                                                  ------------


                                                         SHARES          VALUE
COMMON STOCKS (6.9%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.3%)
Bank of New York Co., Inc. (The)                         85,100   $  2,844,042
S&P 500 Depository Receipt (n)                           16,800      2,030,616
                                                                  ------------
                                                                     4,874,658
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc.                                          27,974      1,347,787
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (3.6%)
Cooper Cameron Corp. (a)                                 34,300      1,845,683
Diamond Offshore Drilling, Inc. (e)                      17,000        680,850
Grant Prideco, Inc. (a)                                  56,000      1,122,800
Input/Output, Inc. (a)                                  103,100        911,404
Rowan Cos., Inc. (a)                                    111,800      2,895,620
Tidewater, Inc.                                          72,400      2,578,164
Transocean, Inc. (a)                                     74,200      3,145,338
                                                                  ------------
                                                                    13,179,859
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%) (B)
FHC Delaware, Inc. (a)(o)                                 6,624             66
                                                                  ------------

MEDIA (0.1%)
Time Warner, Inc. (a)                                    20,400        396,576
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The) (a)                                      87,100      1,190,657
                                                                  ------------

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                  14,800        621,600
                                                                  ------------

PHARMACEUTICALS (0.6%)
Merck & Co., Inc.                                        65,200      2,095,528
                                                                  ------------

SOFTWARE (0.4%)
Microsoft Corp.                                          55,100      1,471,722
                                                                  ------------
Total Common Stocks
  (Cost $21,957,716)                                                25,178,453
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BOND (1.1%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.1%)
Genzyme Corp.
  1.25%, due 12/1/23                                $ 3,995,000   $  4,234,700
                                                                  ------------
Total Corporate Bond
  (Cost $4,059,131)                                                  4,234,700
                                                                  ------------

M- 130   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (19.8%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (8.5%)
American General Finance Corp.
  2.30%, due 1/5/05                                 $ 5,000,000   $  4,998,721
Chevron Texaco Funding Corp.
  2.25%, due 1/12/05                                  3,500,000      3,497,594
General Electric Capital Corp.
  2.28%, due 1/27/05                                  4,000,000      3,993,411
Goldman Sachs Group, Inc. (The)
  2.33%, due 1/3/05                                   5,000,000      4,999,352
International Business Machines Corp.
  2.16%, due 1/7/05                                   4,335,000      4,333,438
Morgan Stanley & Co.
  2.32%, due 1/5/05                                     115,000        114,970
Rabobank USA Financial Corp.
  2.17%, due 1/3/05                                   5,445,000      5,444,344
USAA Capital Corp.
  2.27%, due 1/6/05                                   4,000,000      3,998,739
                                                                  ------------
Total Commercial Paper
  (Cost $31,380,569)                                                31,380,569
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (0.3%)
AIM Institutional Funds Group (p)                       991,176        991,176
                                                                  ------------
Total Investment Company
  (Cost $991,176)                                                      991,176
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MASTER NOTE (0.8%)
Banc of America Securities LLC
  2.3924%, due 1/3/05 (p)                           $ 3,300,000      3,300,000
                                                                  ------------
Total Master Note
  (Cost $3,300,000)                                                  3,300,000
                                                                  ------------

REPURCHASE AGREEMENTS (10.2%)
Credit Suisse First Boston LLC
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $9,301,831 (p)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $11,080,791 and a
  Market Value of $9,486,057) (q)                     9,300,000      9,300,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Dresdner Kleinwort Wasserstein Securities LLC
  2.3825%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $4,250,844 (p)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $4,454,146 and a
  Market Value of $4,462,674) (q)                   $ 4,250,000   $  4,250,000
Lehman Brothers, Inc.
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $7,481,473 (p)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $10,176,997 and a
  Market Value of $7,629,471) (q)                     7,480,000      7,480,000
Merrill Lynch & Co., Inc.
  2.3925%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $12,338,459 (p)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $12,175,122 and a
  Market Value of $12,952,819) (q)                   12,336,000     12,336,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 131

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $4,000,787 (p)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $7,017,608 and a
  Market Value of $4,218,913) (q)                   $ 4,000,000   $  4,000,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $37,366,000)                                                37,366,000
                                                                  ------------
Total Short-Term Investments
  (Cost $73,037,745)                                                73,037,745
                                                                  ------------
Total Investments
  (Cost $382,743,639) (r)                                 111.1%   408,878,162(s)
Liabilities in Excess of
  Cash and Other Assets                                   (11.1)   (40,831,648)
                                                         -------  ------------
Net Assets                                                100.0%  $368,046,514
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at December 31, 2004.
(e) Represents a security, or a portion thereof, which is out on loan.
(f) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g) Synthetic Convertible -- An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(h)  Issuer in default.
(i) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $25.00 by February 17, 2005.
(j) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by February 16, 2006.
(k) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(l) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2005.
(m) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $25.00 by November 16, 2006.
(n) Exchange Traded Fund -- Represents a basket of securities that are traded on an exchange.
(o)  Fair valued security.
(p) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(r) The cost for federal income tax purposes is $384,684,659.
(s)  At December 31, 2004 net unrealized appreciation was
     $24,193,503, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $28,941,377 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,747,874.

M- 132   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $382,743,639) including $40,647,144
  market value of securities loaned             $408,878,162
Cash                                                   1,053
Receivables:
  Dividends and interest                           1,073,163
  Fund shares sold                                   146,960
Other assets                                             975
                                                ------------
    Total assets                                 410,100,313
                                                ------------
LIABILITIES:
Securities lending collateral                     41,657,176
Payables:
  Adviser                                            110,422
  Fund shares redeemed                                98,661
  Administrator                                       61,346
  Shareholder communication                           56,089
  NYLIFE Distributors                                 15,442
  Custodian                                            6,642
Accrued expenses                                      48,021
                                                ------------
    Total liabilities                             42,053,799
                                                ------------
Net assets                                      $368,046,514
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    259,261
  Service Class                                       67,637
Additional paid-in capital                       363,358,191
Accumulated undistributed net
  investment income                                  392,590
Accumulated net realized loss
  on investments                                 (22,165,688)
Net unrealized appreciation
  on investments                                  26,134,523
                                                ------------
Net assets                                      $368,046,514
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $291,994,686
                                                ============
Shares of capital stock outstanding               25,926,131
                                                ============
Net asset value per share outstanding           $      11.26
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 76,051,828
                                                ============
Shares of capital stock outstanding                6,763,660
                                                ============
Net asset value per share outstanding           $      11.24
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 133

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 4,587,188
  Dividends (a)                                    4,280,596
  Income from securities loaned -- net               146,735
                                                 -----------
    Total Income                                   9,014,519
                                                 -----------
EXPENSES:
  Advisory                                         1,246,430
  Administration                                     692,461
  Shareholder communication                          181,604
  Distribution and service -- Service Class          125,060
  Professional                                        74,878
  Custodian                                           39,538
  Directors                                           25,160
  Portfolio pricing                                    7,084
  Miscellaneous                                       33,881
                                                 -----------
    Total expenses                                 2,426,096
Reimbursement of advisory fee                        (17,587)
                                                 -----------
    Net expenses                                   2,408,509
                                                 -----------
Net investment income                              6,606,010
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  14,981,415
Net change in unrealized appreciation on
  investments                                     (1,165,619)
                                                 -----------
Net realized and unrealized gain on investments   13,815,796
                                                 -----------
Net increase in net assets resulting from
  operations                                     $20,421,806
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $511.

M- 134   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  6,606,010   $  6,659,388
 Net realized gain on investments       14,981,415      1,934,390
 Net change in unrealized
  appreciation on investments           (1,165,619)    42,603,775
                                      ---------------------------
 Net increase in net assets
  resulting from operations             20,421,806     51,197,553
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                        (5,520,255)    (6,059,293)
   Service Class                        (1,305,524)      (454,004)
                                      ---------------------------
 Total dividends to shareholders        (6,825,779)    (6,513,297)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        29,309,634     56,086,647
   Service Class                        51,125,505     22,609,558

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                         5,520,255      6,059,293
   Service Class                         1,305,524        454,004
                                      ---------------------------
                                        87,260,918     85,209,502

 Cost of shares redeemed:
   Initial Class                       (45,869,033)   (18,089,291)
   Service Class                        (2,656,652)      (352,627)
                                      ---------------------------
                                       (48,525,685)   (18,441,918)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    38,735,233     66,767,584
                                      ---------------------------
    Net increase in net assets          52,331,260    111,451,840

NET ASSETS:
Beginning of year                      315,715,254    204,263,414
                                      ---------------------------
End of year                           $368,046,514   $315,715,254
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $    392,590   $    265,840
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 135

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                              SERVICE CLASS
                                ----------------------------------------------------   ---------------------------
                                                                                                        JUNE 5,
                                                                                                        2003(A)
                                                                                        YEAR ENDED      THROUGH
                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                  2004       2003       2002       2001       2000         2004           2003
Net asset value at beginning
  of period                     $  10.82   $   9.04   $  10.11   $  10.71   $  12.68     $ 10.81        $  9.95
                                --------   --------   --------   --------   --------     -------        -------
Net investment income               0.21       0.27(b)     0.28      0.36(c)     0.42       0.20           0.14(b)
Net realized and unrealized
  gain (loss) on investments        0.45       1.74      (1.08)     (0.58)(c)    (1.00)      0.43          0.94
                                --------   --------   --------   --------   --------     -------        -------
Total from investment
  operations                        0.66       2.01      (0.80)     (0.22)     (0.58)       0.63           1.08
                                --------   --------   --------   --------   --------     -------        -------
Less dividends and
  distributions:
  From net investment income       (0.22)     (0.23)     (0.27)     (0.38)     (0.42)      (0.20)         (0.22)
  From net realized gain on
    investments                       --         --         --         --      (0.97)         --             --
                                --------   --------   --------   --------   --------     -------        -------
Total dividends and
  distributions                    (0.22)     (0.23)     (0.27)     (0.38)     (1.39)      (0.20)         (0.22)
                                --------   --------   --------   --------   --------     -------        -------
Net asset value at end of
  period                        $  11.26   $  10.82   $   9.04   $  10.11   $  10.71     $ 11.24        $ 10.81
                                ========   ========   ========   ========   ========     =======        =======
Total investment return             6.11%     22.23%     (7.91%)    (2.18%)    (5.02%)      5.85%         10.84%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.94%      2.71%      2.97%      3.86%(c)     4.25%      1.69%         2.46%+(f)
    Expenses                        0.66%      0.67%      0.67%      0.67%      0.66%       0.91%          0.92%+
Portfolio turnover rate              108%        76%        95%       171%       183%        108%            76%
Net assets at end of period
  (in 000's)                    $291,995   $292,043   $204,263   $202,564   $168,085     $76,052        $23,672

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

          Decrease net investment income                       $(0.00)(e)
          Increase net realized and unrealized gains and
            losses                                               0.00(e)
          Decrease ratio of net investment income               (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

M- 136   MainStay VP Convertible Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.0%)+
ASSET-BACKED SECURITIES (5.6%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (1.0%)
Citigroup Commercial Mortgage Trust
  Series 2004-C2 Class A5
  4.733%, due 10/15/41                              $ 3,000,000   $  2,979,840
                                                                  ------------

CONSUMER FINANCE (2.0%)
Harley-Davidson Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                  2,881,262      2,918,243
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 3,530,000      3,502,864
                                                                  ------------
                                                                     6,421,107
                                                                  ------------
CONSUMER LOANS (0.6%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                 1,650,000      1,736,169
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                  1,350,000      1,391,021
Massachusetts RRB
  Special Purpose Trust Series 2001-1 Class A
  6.53%, due 6/1/15                                   2,568,310      2,803,206
                                                                  ------------
                                                                     4,194,227
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Public Service of New Hampshire Funding LLC
  Series 2002-1 Class A
  4.58%, due 2/1/10                                   1,233,327      1,256,452
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    975,911        989,940
                                                                  ------------
Total Asset-Backed Securities (Cost $17,280,612)                    17,577,735
                                                                  ------------

CORPORATE BONDS (3.7%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.5%)
Wachovia Corp.
  4.875%, due 2/15/14                                 1,625,000      1,619,602
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER FINANCE (0.5%)
Ford Motor Credit Co.
  7.00%, due 10/1/13 (c)                            $ 1,180,000   $  1,250,956
General Motors
  Acceptance Corp.
  6.875%, due 8/28/12                                   330,000        336,923
                                                                  ------------
                                                                     1,587,879
                                                                  ------------
ELECTRIC UTILITIES (0.6%)
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (a)                             2,000,000      2,008,000
                                                                  ------------

MEDIA (1.3%)
AT&T Broadband Corp.
  9.455%, due 11/15/22                                1,225,000      1,694,239
TCI Communication, Inc.
  8.75%, due 8/1/15                                   1,060,000      1,351,986
Tele-Communications, Inc.
  10.125%, due 4/15/22                                  645,000        925,944
                                                                  ------------
                                                                     3,972,169
                                                                  ------------
REAL ESTATE (0.8%)
HRPT Properties Trust
  6.40%, due 2/15/15                                  2,300,000      2,445,878
                                                                  ------------
Total Corporate Bonds (Cost $11,337,576)                            11,633,528
                                                                  ------------

MORTGAGE-BACKED SECURITIES (1.8%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.8%)
Fannie Mae Grantor Trust Series 2003-T1 Class B
  4.491%, due 11/25/12                                2,660,000      2,672,441
  Series 1998-M6 Class A2
  6.32%, due 8/15/08                                  2,938,139      3,137,493
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $5,841,387)                                                  5,809,934
                                                                  ------------
 + Percentages indicated are based on Portfolio net assets.
 V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MUNICIPAL BOND (0.4%)
------------------------------------------------------------------------------
TEXAS (0.4%)
Harris County Texas Industrial
  Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                $ 1,280,000   $  1,296,115
                                                                  ------------
Total Municipal Bond
  (Cost $1,307,305)                                                  1,296,115
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (86.5%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.5%)
  3.625%, due 9/15/08                                 7,000,000      7,002,408
  5.25%, due 11/5/12                                  4,100,000      4,168,880
                                                                  ------------
                                                                    11,171,288
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (11.2%)
  3.00%, due 8/1/10                                   2,690,927      2,598,985
V  5.00%, due 6/1/33 (d)                              9,851,981      9,805,921
  5.00%, due 8/1/33 (d)                               4,640,397      4,617,859
  5.00%, due 2/10/35 TBA (b)                          2,830,000      2,802,583
V  5.50%, due 1/1/33 (d)                             15,266,319     15,523,036
                                                                  ------------
                                                                    35,348,384
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.0%)
  2.80%, due 3/1/19                                   1,250,000      1,239,224
  4.375%, due 7/17/13                                 3,725,000      3,624,932
  4.625%, due 10/15/14 (c)                            3,885,000      3,887,918
  5.25%, due 4/15/07-8/1/12                          12,460,000     12,957,117
  5.50%, due 5/2/06 (c)                               7,035,000      7,243,672
  6.25%, due 2/1/11                                   4,290,000      4,703,191
V  6.625%, due 9/15/09 (c)                           12,170,000     13,588,705
                                                                  ------------
                                                                    47,244,759
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (38.7%)
  3.355%, due 4/1/34                                  5,003,306      4,972,865
V  4.50%, due 7/1/18 (d)                             15,780,524     15,765,822
V  4.50%, due 11/1/18 (d)                            11,105,955     11,095,608
V  5.00%, due 11/1/17                                10,633,320     10,816,789
  5.00%, due 2/10/35 TBA (b)                          5,980,000      5,916,462
V  5.50%, due 11/1/17                                 7,486,109      7,745,113
V  5.50%, due 2/15/20 TBA (b)                        11,900,000     12,268,162
  5.50%, due 12/1/33 (d)                              7,377,918      7,496,564
  5.50%, due 2/10/35 TBA (b)                          6,165,000      6,242,063
  6.00%, due 12/1/16                                    593,563        622,368
V  6.00%, due 2/10/35 TBA (b)                        28,060,000     28,945,630
  6.50%, due 10/1/31-7/1/32                           1,723,537      1,809,214
  7.00%, due 7/1/31-11/1/32                           4,018,581      4,256,573
  7.50%, due 1/1/30-8/1/31                            4,099,708      4,396,118
                                                                  ------------
                                                                   122,349,351
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.5%)
  6.00%, due 8/15/32-10/15/32                       $ 5,393,984   $  5,597,856
  6.50%, due 7/15/28-7/15/32                          3,367,490      3,549,225
  7.50%, due 12/15/28-3/15/32                         1,717,971      1,846,344
                                                                  ------------
                                                                    10,993,425
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.6%) (F)
  Series I
  7.54%, due 12/14/23                                 2,458,000      2,554,698
  Series II
  7.54%, due 12/14/23                                 2,438,000      2,533,911
                                                                  ------------
                                                                     5,088,609
                                                                  ------------
UNITED STATES TREASURY BONDS (8.0%)
  5.375%, due 2/15/31 (c)                             4,250,000      4,595,644
  6.25%, due 8/15/23 (c)                              5,880,000      6,883,963
V  6.875%, due 8/15/25                                7,570,000      9,534,945
  8.75%, due 8/15/20 (c)                              2,985,000      4,314,725
                                                                  ------------
                                                                    25,329,277
                                                                  ------------
UNITED STATES TREASURY NOTES (5.0%)
  3.00%, due 2/15/08 (c)                              2,065,000      2,048,141
  4.375%, due 5/15/07 (c)                             3,725,000      3,828,454
  4.625%, due 5/15/06 (c)                               330,000        337,606
  5.75%, due 11/15/05-8/15/10 (c)                     8,450,000      8,781,820
  6.00%, due 8/15/09                                    600,000        661,735
                                                                  ------------
                                                                    15,657,756
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $271,094,727)                                              273,182,849
                                                                  ------------
Total Long-Term Bonds
  (Cost $306,861,607)                                              309,500,161
                                                                  ------------

SHORT-TERM INVESTMENTS (35.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.4%)
Bavaria TRR Corp.
  2.4624%, due 1/12/05 (e)                            7,146,000      7,140,716
Quatro-PMX Funding Corp.
  2.4621%, due 1/10/05 (e)                            5,051,000      5,047,944
Rhineland Funding Capital Corp.
  2.4535%, due 2/14/05 (e)                            8,000,000      7,976,533
                                                                  ------------
Total Commercial Paper (Cost $20,165,193)                           20,165,193
                                                                  ------------

FEDERAL AGENCIES (19.1%)
Federal Home Loan Bank
  (Discount Note)
  2.24%, due 1/26/05                                  8,160,000      8,147,304
                                                                  ------------

M- 138   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association
  (Discount Notes)
  2.22%, due 2/1/05                                 $ 6,120,000   $  6,108,280
  2.24%, due 1/3/05                                  13,855,000     13,853,275
  2.25%, due 1/3/05                                   1,215,000      1,214,848
  2.25%, due 1/10/05                                  7,545,000      7,540,753
  2.37%, due 3/4/05                                   6,400,000      6,373,876
                                                                  ------------
                                                                    35,091,032
                                                                  ------------
Freddie Mac
  (Discount Notes)
  2.24%, due 2/1/05                                  10,000,000      9,980,684
  2.26%, due 1/4/05                                   7,000,000      6,998,681
                                                                  ------------
                                                                    16,979,365
                                                                  ------------
Total Federal Agencies
  (Cost $60,217,701)                                                60,217,701
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (0.1%)
AIM Institutional Fund Group
  2.151%, due 1/3/05 (e)                                168,670        168,670
                                                                  ------------
Total Investment Company
  (Cost $168,670)                                                      168,670
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MASTER NOTE (0.8%)
Bank of America LLC
  2.3925%, due 1/3/05 (e)                           $ 2,723,000      2,723,000
                                                                  ------------
Total Master Note
  (Cost $2,723,000)                                                  2,723,000
                                                                  ------------

REPURCHASE AGREEMENTS (8.9%)
Credit Suisse First Boston Corp.
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $7,201,418 (e)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $8,578,677 and a
  Market Value of $7,344,044) (g)                     7,200,000      7,200,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Deutsche Bank Securities, Inc.
  2.3725%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $2,500,488 (e)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $4,274,753 and a
  Market Value of $2,550,000) (g)                   $ 2,500,000   $  2,500,000
Dresdner Kleinwort Wasserstein Securities LLC
  2.3824%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $3,000,587 (e)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $3,144,103 and a
  Market Value of $3,150,123) (g)                     3,000,000      3,000,000
Lehman Brothers, Inc.
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $8,001,573 (e)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $11,020,545 and a
  Market Value of $8,261,861) (g)                     8,100,000      8,100,000
Merrill Lynch Pierce Fenner & Smith
  2.3924%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $5,840,148 (e)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $5,762,852 and a
  Market Value of $6,130,959) (g)                     5,839,000      5,839,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,477,287 (e)
  (Collateralized by
  Various Bonds
  with a Principal Amount of $2,591,252 and a
  Market Value of $1,557,834) (g)                   $ 1,477,000   $  1,477,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $28,116,000)                                                28,116,000
                                                                  ------------
Total Short-Term Investments
  (Cost $111,390,564)                                              111,390,564
                                                                  ------------
Total Investments
  (Cost $418,252,171) (h)                                 133.3%   420,890,725(i)
Liabilities in Excess of Cash and Other Assets            (33.3)  (105,131,895)
                                                         -------  ------------
Net Assets                                                100.0%  $315,758,830
                                                         -------  ------------
                                                         -------  ------------

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement.
(c) Represents securities out on loan or a portion of which is out on loan.
(d)  Segregated as collateral for TBA.
(e) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  United States Government Guaranteed Security.
(g) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(h)  The cost for federal income tax purpose is $418,253,981.
(i)  At December 31, 2004 net unrealized appreciation was
     $2,636,744 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,538,312 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $901,568.

M- 140   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $418,252,171) including
  $49,474,223 market value of securities
  loaned                                        $420,890,725
Cash                                                   1,901
Receivables:
  Interest                                         2,304,939
  Fund shares sold                                   124,497
Other assets                                             927
                                                ------------
    Total assets                                 423,322,989
                                                ------------
LIABILITIES:
Securities lending collateral                     51,172,863
Payables:
  Investment securities purchased                 56,103,621
  Adviser                                             80,129
  Administrator                                       53,419
  Fund shares redeemed                                49,087
  Shareholder communication                           48,238
  NYLIFE Distributors                                  8,164
  Custodian                                            6,425
Accrued expenses                                      42,213
                                                ------------
    Total liabilities                            107,564,159
                                                ------------
Net assets                                      $315,758,830
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    259,440
  Service Class                                       37,779
Additional paid-in capital                       317,245,134
Accumulated undistributed net investment
  income                                              13,079
Accumulated net realized loss on investments      (4,435,156)
Net unrealized appreciation on investments         2,638,554
                                                ------------
Net assets                                      $315,758,830
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $275,674,147
                                                ============
Shares of capital stock outstanding               25,944,034
                                                ============
Net asset value per share outstanding           $      10.63
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 40,084,683
                                                ============
Shares of capital stock outstanding                3,777,899
                                                ============
Net asset value per share outstanding           $      10.61
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $14,049,915
  Income from securities loaned -- net                73,500
  Dividends                                            1,763
                                                 -----------
    Total income                                  14,125,178
                                                 -----------
EXPENSES:
  Advisory                                         1,003,220
  Administration                                     668,813
  Shareholder communication                          149,384
  Distribution and service -- Service Class           68,669
  Professional                                        64,355
  Custodian                                           37,152
  Directors                                           24,832
  Portfolio pricing                                   10,818
  Miscellaneous                                       25,140
                                                 -----------
    Total expenses                                 2,052,383
  Reimbursement of advisory fee                       (6,228)
                                                 -----------
    Net expenses                                   2,046,155
                                                 -----------
Net investment income                             12,079,023
                                                 -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                    (950,448)
Net change in unrealized appreciation
  investments                                       (135,851)
                                                 -----------
Net realized and unrealized loss on investments   (1,086,299)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,992,724
                                                 ===========

M- 142   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE YEAR ENDED DECEMBER 31, 2003

                                               2004            2003
DECREASE IN NET ASSETS:
Operations:
 Net investment income                $  12,079,023   $  14,740,039
 Net realized gain (loss) on
  investments                              (950,448)      3,618,862
 Net change in unrealized
  appreciation on investments              (135,851)    (11,082,191)
                                      -----------------------------
 Net increase in net assets
  resulting from operations              10,992,724       7,276,710
                                      -----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                        (11,407,862)    (16,889,280)
   Service Class                         (1,581,929)       (608,313)
                                      -----------------------------
 Total dividends to shareholders        (12,989,791)    (17,497,593)
                                      -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         16,414,104     102,859,265
   Service Class                         30,745,896      14,071,403
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                         11,407,862      16,889,280
   Service Class                          1,581,929         608,313
                                      -----------------------------
                                         60,149,791     134,428,261

 Cost of shares redeemed:
   Initial Class                       (110,143,295)   (183,509,906)
   Service Class                         (5,103,381)       (660,551)
                                      -----------------------------
                                       (115,246,676)   (184,170,457)
                                      -----------------------------
    Decrease in net assets derived
     from capital share transactions    (55,096,885)    (49,742,196)
                                      -----------------------------
    Net decrease in net assets          (57,093,952)    (59,963,079)

NET ASSETS:
Beginning of year                       372,852,782     432,815,861
                                      -----------------------------
End of year                           $ 315,758,830   $ 372,852,782
                                      =============================
Accumulated undistributed
  (distributions in excess of) net
  investment income at end of year    $      13,079   $     (20,222)
                                      =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS                                      SERVICE CLASS
                               --------------------------------------------------------------------   ---------------------------
                                                                                                                       JUNE 4,
                                                                                                                       2003(A)
                                                                                                       YEAR ENDED      THROUGH
                                                     YEAR ENDED DECEMBER 31,                          DECEMBER 31,   DECEMBER 31,
                                 2004              2003          2002       2001             2000         2004           2003
Net asset value at beginning
  of period                    $  10.73          $  11.05      $  10.35   $  10.11         $   9.56     $ 10.72        $ 11.42
                               --------          --------      --------   --------         --------     -------        -------
Net investment income              0.45              0.36(b)       0.31       0.42(c)          0.62        0.44           0.21(b)
Net realized and unrealized
  gain (loss) on investments      (0.09)            (0.15)         0.71       0.25(c)          0.55       (0.11)         (0.39)
                               --------          --------      --------   --------         --------     -------        -------
Total from investment
  operations                       0.36              0.21          1.02       0.67             1.17        0.33          (0.18)
                               --------          --------      --------   --------         --------     -------        -------
Less dividends:
  From net investment income      (0.46)            (0.53)        (0.32)    (0.43)            (0.62)      (0.44)         (0.52)
                               --------          --------      --------   --------         --------     -------        -------
Net asset value at end of
  period                       $  10.63          $  10.73      $  11.05   $  10.35         $  10.11     $ 10.61        $ 10.72
                               ========          ========      ========   ========         ========     =======        =======
Total investment return            3.33%             1.88%         9.85%     6.64%            12.22%       3.07%         (1.63%)(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          3.63%             3.25%         3.94%     5.01%(c)          6.29%       3.38%          3.00%+(e)
    Expenses                       0.59%             0.59%         0.59%     0.60%             0.60%       0.84%          0.84%+
Portfolio turnover rate             113%              106%          146%      137%              311%        113%           106%
Net assets at end of period
  (in 000's)                   $275,674          $359,332      $432,816   $223,387         $130,390     $40,085        $13,521

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

        Decrease net investment income                        ($0.04)
        Increase net realized and unrealized gains and
          losses                                                0.04
        Decrease ratio of net investment income                (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

M- 144   MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (75.2%)+
CONVERTIBLE BONDS (3.1%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                 $  1,900,000   $    1,261,125
                                                                   --------------

COMMUNICATIONS EQUIPMENT (1.1%)
CIENA Corp.
  3.75%, due 2/1/08                                    4,355,000        3,886,838
Nortel Networks Corp.
  4.25%, due 9/1/08                                    8,975,000        8,773,062
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(d)                            3,235,000        2,960,025
                                                                   --------------
                                                                       15,619,925
                                                                   --------------

CONSUMER FINANCE (0.1%)
Providian Financial Corp.
  3.25%, due 8/15/05                                     950,000          953,563
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  0.5246%, due 12/28/18 (d)(e)(f)                      1,967,498          157,400
  4.75%, due 12/15/06 (d)(e)(f)                        9,032,054        1,264,487
                                                                   --------------
                                                                        1,421,887
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (k)                       7,640,000        5,930,550
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                   4,525,000        4,858,719
                                                                   --------------
                                                                       10,789,269
                                                                   --------------
INSURANCE (0.2%)
Loews Corp.
  3.125%, due 9/15/07                                    810,000          795,825
PMA Capital Corp.
  6.50%, due 9/30/22 (c)                               1,985,000        2,188,462
                                                                   --------------
                                                                        2,984,287
                                                                   --------------
IT SERVICES (0.1%)
Electronic Data Systems Corp.
  3.875%, due 7/15/23                                  1,450,000        1,538,813
                                                                   --------------

MEDIA (0.0%) (B)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (d)                               1,760,000          387,200
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
VLSI Logic Corp.
4.00%, due 11/1/06                                  $ 10,355,000   $   10,290,281
                                                                   --------------
Total Convertible Bonds
  (Cost $46,316,672)                                                   45,246,350
                                                                   --------------

CORPORATE BONDS (59.2%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08                                    1,360,000        1,361,700
  8.50%, due 10/1/10                                     470,000          517,000
  Series B
  8.875%, due 5/1/11                                   2,685,000        2,805,825
Hexcel Corp.
  9.75%, due 1/15/09                                     815,000          847,600
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                   2,275,000        2,491,125
  9.00%, due 8/1/09                                    1,700,000        1,916,750
                                                                   --------------
                                                                        9,940,000
                                                                   --------------
AIRLINES (2.2%)
Continental Airlines, Inc.
  Series A
  7.875%, due 7/2/18                                   6,451,815        6,226,905
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                 12,570,000        6,096,450
  Series A
  9.25%, due 12/27/07 (e)                              2,270,000        1,657,100
  9.25%, due 3/15/22                                   1,000,000          495,000
  9.75%, due 5/15/21                                     125,000           63,750
  10.00%, due 8/15/08 (i)                              2,070,000        1,526,625
  10.375%, due 2/1/11                                  4,335,000        2,644,350
  10.375%, due 12/15/22                                2,520,000        1,285,200
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                   1,030,000          988,800
  8.97%, due 1/2/15                                    1,131,166          765,268
  9.875%, due 3/15/07 (i)                              5,440,000        4,909,600
  10.00%, due 2/1/09 (i)                               6,020,000        5,071,850
                                                                   --------------
                                                                       31,730,898
                                                                   --------------
AUTO COMPONENTS (2.7%)
Advanced Accessory Systems
  10.75%, due 6/15/11                                    514,432          488,710
ArvinMeritor, Inc.
  8.75%, due 3/1/12 (i)                                2,060,000        2,379,300

 + Percentages indicated are based on Portfolio net assets.
 V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
   MAY BE SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO COMPONENTS (CONTINUED)
Collins & Aikman Products
  12.875%, due 8/15/12 (c)(i)                       $  6,125,000   $    5,290,469
Cooper Standard
  7.00%, due 12/15/12 (c)                              2,460,000        2,496,900
Dana Corp.
  7.00%, due 3/1/29                                    2,010,000        2,004,975
  9.00%, due 8/15/11                                   2,260,000        2,780,636
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08 (i)                              1,032,000        1,037,160
  6.625%, due 12/1/06                                  2,150,000        2,246,750
  8.50%, due 3/15/07 (i)                               1,380,000        1,476,600
  2nd Lien Note
  V 11.00%, due 3/1/11 (c)(h)                         10,945,000       12,723,563
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                  2,070,000        2,442,600
Visteon Corp.
  7.00%, due 3/10/14 (i)                               3,850,000        3,676,750
                                                                   --------------
                                                                       39,044,413
                                                                   --------------
BUILDING MATERIALS & COMPONENTS (0.1%)
Goodman Global Holding Co., Inc.
  5.76%, due 6/15/12 (c)(j)                            1,110,000        1,126,650
                                                                   --------------

BUILDING PRODUCTS (0.8%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                  4,545,000        4,863,150
Interline Brands, Inc.
  11.50%, due 5/15/11                                  3,405,000        3,830,625
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  2,790,000        2,831,850
                                                                   --------------
                                                                       11,525,625
                                                                   --------------
CAPITAL MARKETS (0.6%)
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                   2,375,000        2,422,500
  11.00%, due 5/15/12                                  5,420,000        5,826,500
                                                                   --------------
                                                                        8,249,000
                                                                   --------------
CHEMICALS (2.8%)
Crompton Corp.
  9.875%, due 8/1/12 (c)                               5,695,000        6,520,775
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   2,400,000        2,370,000
  10.125%, due 9/1/08                                  1,080,000        1,244,700
  10.625%, due 5/1/11 (i)                              4,400,000        5,104,000
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  1,905,000        2,066,925

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (CONTINUED)
Lyondell Chemical Co. (continued)
  Series A
  9.625%, due 5/1/07                                $    450,000   $      495,000
  10.50%, due 6/1/13 (i)                               3,125,000        3,718,750
Millennium America, Inc.
  7.00%, due 11/15/06                                  1,960,000        2,038,400
  7.625%, due 11/15/26                                 3,150,000        3,102,750
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                 2,667,000        2,857,024
Terra Capital, Inc.
  12.875%, due 10/15/08                                6,855,000        8,568,750
Witco Corp.
  7.75%, due 4/1/23                                    1,965,000        1,915,875
                                                                   --------------
                                                                       40,002,949
                                                                   --------------
COMMERCIAL BANKS (0.2%)
UGS Corp.
  10.00%, due 6/1/12 (c)(i)                            2,945,000        3,349,937
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (2.4%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                  2,905,000        2,451,094
El Comandante Capital Corp.
  11.75%, due 12/15/05 (d)(e)                            891,000          507,870
Geo Sub Corp.
  11.00%, due 5/15/12                                  5,630,000        5,658,150
Language Line, Inc.
  11.125%, due 6/15/12                                 5,305,000        5,623,300
Phoenix Color Corp.
  10.375%, due 2/1/09                                  3,065,000        2,670,381
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05                                  7,970,000        8,049,700
  Series B
  8.125%, due 1/15/09                                  3,855,000        3,700,800
Vertrue, Inc.
  9.25%, due 4/1/14                                    6,090,000        6,455,400
                                                                   --------------
                                                                       35,116,695
                                                                   --------------
COMMUNICATIONS EQUIPMENT (1.1%)
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (i)                              1,745,000        1,792,987
  6.45%, due 3/15/29                                   7,190,000        6,506,950
  7.25%, due 7/15/06 (i)                               6,635,000        6,933,575
                                                                   --------------
                                                                       15,233,512
                                                                   --------------
CONSTRUCTION & ENGINEERING (1.5%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                             5,800,000        6,554,000
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                             5,085,000        5,669,775

         MainStay VP High Yield
M- 146 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (CONTINUED)
Shaw Group, Inc. (The)
  10.75%, due 3/15/10 (i)                           $  5,675,000   $    6,256,688
URS Corp.
  11.50%, due 9/15/09                                  2,927,000        3,366,050
  Series B
  12.25%, due 5/1/09                                      55,000           58,575
                                                                   --------------
                                                                       21,905,088
                                                                   --------------
CONTAINERS & PACKAGING (1.9%)
Consolidated Container Co. LLC
  (zero coupon), due 6/15/09
  10.75%, beginning 6/15/07                            5,900,000        4,956,000
Owens-Brockway
  Glass Container, Inc.
  7.75%, due 5/15/11                                   2,060,000        2,229,950
  8.25%, due 5/15/13                                   1,200,000        1,320,000
  8.875%, due 2/15/09                                  5,715,000        6,207,919
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                   2,265,000        2,355,600
  8.10%, due 5/15/07 (i)                               7,300,000        7,774,500
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                              2,615,000        2,601,925
                                                                   --------------
                                                                       27,445,894
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                  4,302,529        4,732,782
CanWest Media, Inc.
  8.00%, due 9/15/12 (c)                               5,289,880        5,673,396
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  1,930,000        2,094,050
ESI Tractebel Acquisition Corp.
  Series B
  7.99%, due 12/30/11                                  2,496,000        2,635,866
IPC Acquisition Corp.
  11.50%, due 12/15/09                                 5,830,000        6,383,850
National Beef Packing Co. LLC
  10.50%, due 8/1/11                                   3,500,000        3,675,000
Pharma Services Intermediate
  Holding Corp.
  (zero coupon),
  due 4/1/14 (c)                                       8,285,000        5,882,350
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                2,940,000        3,226,650
V  10.375%, due 9/1/14 (c)                            10,280,000       11,590,700
UCAR Finance, Inc.
  10.25%, due 2/15/12 (i)                              4,185,000        4,781,362
                                                                   --------------
                                                                       50,676,006
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (e)                            $  2,485,000   $    2,360,750
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   1,565,000        1,647,163
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11 (c)                               2,505,000        2,567,625
  Series B
  7.50%, due 11/1/08                                   1,970,000        1,950,300
  7.50%, due 2/15/14 (c)(i)                            2,130,000        2,151,300
Qwest Corp.
  5.625%, due 11/15/08                                   300,000          305,250
  7.25%, due 9/15/25                                     920,000          894,700
  8.875%, due 6/1/31                                   2,115,000        2,210,175
  9.125%, due 3/15/12 (c)                              4,820,000        5,567,100
Qwest Services Corp.
  13.50%, due 12/15/07 (c)                             3,346,000        3,822,805
  14.00%, due 12/15/10 (c)                             7,417,000        8,918,942
  14.50%, due 12/15/14 (c)                             2,951,000        3,733,015
Syniverse Technologies, Inc.
  Series B
  12.75%, due 2/1/09                                   5,440,000        6,201,600
                                                                   --------------
                                                                       42,330,725
                                                                   --------------
ELECTRIC UTILITIES (1.3%)
VCedar Brakes II LLC
  9.875%, due 9/1/13                                   9,101,268       10,876,015
Mirant Americas Generation LLC
  7.20%, due 10/1/08 (d)                               4,515,000        4,853,625
  8.50%, due 10/1/21 (d)                               1,940,000        2,022,450
  9.125%, due 5/1/31 (d)                                 945,000          985,163
                                                                   --------------
                                                                       18,737,253
                                                                   --------------
ELECTRICAL EQUIPMENT (0.4%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                                5,510,000        5,744,175
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (1.4%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                    385,000          401,844
  Series A
  7.625%, due 8/1/10                                   3,975,000        4,352,625
Grant Prideco, Inc.
  9.00%, due 12/15/09                                    365,000          404,237
  Series B
  9.625%, due 12/1/07                                  1,000,000        1,117,500
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                    4,125,000        4,413,750

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Parker Drilling Co.
  9.625%, due 10/1/13 (i)                           $  4,400,000   $    4,939,000
  Series B
  10.125%, due 11/15/09                                  448,000          470,400
Pride International, Inc.
  7.375%, due 7/15/14                                  2,770,000        3,026,225
Seitel, Inc.
  11.75%, due 7/15/11 (c)                                415,000          437,825
                                                                   --------------
                                                                       19,563,406
                                                                   --------------
FOOD & STAPLES RETAILING (0.1%)
Duane Reade, Inc.
  7.01%, due 12/15/10 (c)(j)                           1,595,000        1,618,925
                                                                   --------------

FOOD PRODUCTS (1.1%)
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13 (c)(i)                            5,025,000        4,786,312
Seminis, Inc.
  10.25%, due 10/1/13                                  4,990,000        5,613,750
Swift & Co.
  10.125%, due 10/1/09                                   650,000          724,750
  12.50%, due 1/1/10                                   4,810,000        5,435,300
                                                                   --------------
                                                                       16,560,112
                                                                   --------------
GAS UTILITIES (0.4%)
ANR Pipeline, Inc.
  9.625%, due 11/1/21                                  4,270,000        5,374,863
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   1,100,000        1,141,250
                                                                   --------------
                                                                        6,516,113
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Fisher Scientific
  International, Inc.
  8.125%, due 5/1/12                                   5,120,000        5,683,200
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                   5,870,000        6,236,875
Caremark Rx, Inc.
  7.375%, due 10/1/06                                  1,960,000        2,075,811
Chemed Corp.
  8.75%, due 2/24/11                                   7,440,000        7,774,800
HCA, Inc.
  7.50%, due 11/15/95 (g)                             10,270,000        9,615,092
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                               1,525,000        1,765,187
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                  6,985,000        7,823,200

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Vanguard Health Holdings, Inc.
  (zero coupon), due 10/1/14
  11.25%, beginning 10/1/09 (c)                     $  1,430,000   $      936,650
  9.00%, due 10/1/14 (c)                               4,485,000        4,798,950
                                                                   --------------
                                                                       41,026,565
                                                                   --------------
HOTELS, RESTAURANTS & LEISURE (2.8%)
Caesars Entertainment, Inc.
  8.875%, due 9/15/08                                  3,000,000        3,397,500
  9.375%, due 2/15/07                                    875,000          964,688
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  1,065,000        1,150,200
ITT Corp.
  7.375%, due 11/15/15                                 4,300,000        4,783,750
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                  1,765,000        1,994,450
MGM Mirage
  8.375%, due 2/1/11 (i)                               2,420,000        2,728,550
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                  1,555,000        1,628,862
President Casinos, Inc.
  12.00%,
  due 12/31/05 (c)(d)(e)(l)                              895,000          599,650
  13.00%,
  due 12/31/05 (d)(e)(l)                               1,752,000        1,086,240
Six Flags, Inc.
  9.625%, due 6/1/14                                   4,420,000        4,442,100
  9.75%, due 4/15/13 (i)                               2,440,000        2,476,600
Trump Atlantic City Associates
  11.25%, due 5/1/06 (d)                               8,285,000        7,901,819
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                  6,130,000        6,995,862
                                                                   --------------
                                                                       40,150,271
                                                                   --------------
HOUSEHOLD DURABLES (0.2%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                   2,270,000        1,850,050
Foamex L.P.
  10.75%, due 4/1/09                                     740,000          723,350
                                                                   --------------
                                                                        2,573,400
                                                                   --------------
INSURANCE (0.9%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                 4,200,000        4,683,000
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                  4,845,000        4,917,675
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (c)(d)                              555,000               56
  9.15%, due 7/1/26 (c)(d)                            12,235,000            1,223
Provident Companies, Inc.
  7.25%, due 3/15/28                                     870,000          823,238

         MainStay VP High Yield
M- 148 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
INSURANCE (CONTINUED)
UnumProvident Corp.
  6.75%, due 12/15/28                               $  2,055,000   $    1,854,637
                                                                   --------------
                                                                       12,279,829
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
  11.00%,
  due 5/1/08 (c)(e)(m)                                 1,473,940        1,356,025
                                                                   --------------

IT SERVICES (0.5%)
Electronic Data Systems Corp.
  Series B
  6.50%, due 8/1/13                                      515,000          543,784
  7.125%, due 10/15/09                                 1,770,000        1,949,455
  7.45%, due 10/15/29                                  1,040,000        1,123,706
Unisys Corp.
  7.25%, due 1/15/05                                   2,525,000        2,657,563
  8.125%, due 6/1/06                                     705,000          705,000
                                                                   --------------
                                                                        6,979,508
                                                                   --------------
MACHINERY (1.1%)
Dresser-Rand Group, Inc.
  7.375%, due 11/1/14 (c)(i)                           1,325,000        1,351,500
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    7,905,000        7,707,375
Mueller Group, Inc.
  10.00%, due 5/1/12                                   3,385,000        3,689,650
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                    2,555,000        2,491,125
                                                                   --------------
                                                                       15,239,650
                                                                   --------------
MEDIA (4.5%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/05 (d)                                 390,000          373,425
  9.375%, due 11/15/09 (d)                             2,265,000        2,236,687
  10.25%, due 11/1/06 (d)                              3,285,000        3,194,663
  10.25%, due 6/15/11 (d)                              6,425,000        6,505,312
Dex Media East LLC
  12.125%, due 11/15/12                                  625,000          761,719
FrontierVision Holdings, L.P.
  11.875%, due 9/15/07 (d)                             2,750,000        3,671,250
  Series B
  11.875%, due 9/15/07 (d)                             1,650,000        2,202,750
FrontierVision Operating
  Partners L.P.
  11.00%, due 10/15/06 (d)                             5,475,000        7,172,250
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                                3,710,000        4,016,075
Medianews Group, Inc.
  6.875%, due 10/1/13                                  1,615,000        1,655,375

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (CONTINUED)
Morris Publishing Group LLC
  7.00%, due 8/1/13                                 $  4,820,000   $    4,916,400
PanAmSat Corp.
  9.00%, due 8/15/14 (c)                               3,875,000        4,325,469
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25% beginning 1/15/06                             7,185,000        6,717,975
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                   2,675,000        2,912,406
Spanish Broadcasting
  System, Inc.
  9.625%, due 11/1/09                                  2,315,000        2,430,750
United Artists Theatres
  Circuit, Inc.
  9.30%, due 7/1/15 (e)                                1,230,083        1,254,685
Vertis, Inc.
  9.75%, due 4/1/09                                    3,880,000        4,209,800
Warner Music Group
  7.375%, due 4/15/14 (c)                              2,240,000        2,296,000
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                    780,000          834,600
Ziff Davis Media, Inc.
  Series B
  13.00%, due 8/12/09 (m)                              2,582,239        2,762,996
                                                                   --------------
                                                                       64,450,587
                                                                   --------------
METALS & MINING (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                  4,420,000        4,331,600
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                 1,390,000        1,542,900
United States Steel Corp.
  9.75%, due 5/15/10                                     645,000          735,300
  10.75%, due 8/1/08                                   2,590,000        3,049,725
                                                                   --------------
                                                                        9,659,525
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (4.9%)
AES Corp. (The)
  7.75%, due 3/1/14                                    4,410,000        4,784,850
  9.00%, due 5/15/15 (c)(g)                            7,025,000        8,043,625
AES Eastern Energy L.P.
  Series 1999-A
  9.00%, due 1/2/17                                    8,173,938        9,277,420
Calpine Corp.
  7.625%, due 4/15/06                                    175,000          171,938
  7.75%, due 4/15/09 (i)                               1,790,000        1,369,350
V  8.50%, due 7/15/10 (c)(i)                          13,227,000       11,342,153
  8.75%, due 7/15/07                                   1,040,000          910,000
Calpine Gilroy, L.P.
  10.00%
  due 9/30/14 (d)(e)(h)                                5,113,119        5,113,119

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                           $  8,905,000   $    9,951,338
  10.125%, due 7/15/13 (c)                             2,690,000        3,080,050
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                              7,415,000        8,082,350
Reliant Energy, Inc.
  9.25%, due 7/15/10                                   1,535,000        1,711,525
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05 (e)                                 421,996          426,117
Tiverton/Rumford Power Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)                               5,508,260        4,406,608
Westar Energy, Inc.
  7.125%, due 8/1/09                                     855,000          938,860
  7.875%, due 5/1/07                                   1,205,000        1,310,372
                                                                   --------------
                                                                       70,919,675
                                                                   --------------
OIL & GAS (3.8%)
El Paso Corp.
  6.95%, due 12/15/07 (i)                              1,005,000        1,052,738
  7.80%, due 8/1/31                                    1,145,000        1,099,200
VEl Paso Production Holding Co.
  7.75%, due 6/1/13                                   12,625,000       13,224,687
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                   2,900,000        2,769,500
Evergreen Resources, Inc.
  5.875%, due 3/15/12                                  3,165,000        3,306,995
EXCO Resources, Inc.
  7.25%, due 1/15/11                                   4,190,000        4,483,300
Forest Oil Corp.
  8.00%, due 12/15/11                                  3,465,000        3,958,762
Gas Transmission Northwest Corp.
  7.10%, due 6/1/05                                    4,630,000        4,703,126
Hilcorp Energy I L.P.
  10.50%, due 9/1/10 (c)                                 455,000          514,150
Newfield Exploration Co.
  7.625%, due 3/1/11                                     345,000          388,125
  8.375%, due 8/15/12                                    340,000          380,800
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                  4,180,000        4,368,100
Pacific Energy Partners L.P.
  7.125%, due 6/15/14                                  3,475,000        3,700,875
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                    3,310,000        3,698,925

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
OIL & GAS (CONTINUED)
Vintage Petroleum, Inc.
  8.25%, due 5/1/12 (g)                             $  7,205,000   $    7,943,513
                                                                   --------------
                                                                       55,592,796
                                                                   --------------
PAPER & FOREST PRODUCTS (2.1%)
Bowater, Inc.
  9.00%, due 8/1/09                                    2,205,000        2,451,636
Georgia-Pacific Corp.
  7.25%, due 6/1/28                                    3,375,000        3,611,250
  7.375%, due 12/1/25                                  1,310,000        1,431,175
  7.75%, due 11/15/29                                  2,105,000        2,357,600
  8.00%, due 1/15/24                                   5,330,000        6,182,800
  8.875%, due 2/1/10                                   1,180,000        1,373,225
  8.875%, due 5/15/31                                  5,535,000        6,918,750
  9.375%, due 2/1/13                                   1,600,000        1,864,000
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   3,740,000        3,927,000
                                                                   --------------
                                                                       30,117,436
                                                                   --------------
PHARMACEUTICALS (0.2%)
WH Holdings Ltd.
  9.50%, due 4/1/11                                    2,540,000        2,794,000
                                                                   --------------

REAL ESTATE (2.0%)
American Real Estate
  Partners L.P.
  8.125%, due 6/1/12 (g)                               6,705,000        7,149,206
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   2,093,000        2,386,020
  11.25%, due 6/15/11                                  5,290,000        6,083,500
Crescent Real Estate
  Equities L.P.
  7.50%, due 9/15/07                                   6,920,000        7,421,700
OMEGA Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                                    6,175,000        6,344,813
                                                                   --------------
                                                                       29,385,239
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (i)                              4,665,000        4,385,100
  7.75%, due 5/15/13 (i)                                 535,000          502,900
  10.50%, due 5/1/09 (i)                               2,560,000        2,560,000
MagnaChip Semiconductor SA
  5.76%, due 12/15/11 (c)(j)                           2,690,000        2,763,975
  8.00%, due 12/15/14 (c)                              1,910,000        1,991,175
                                                                   --------------
                                                                       12,203,150
                                                                   --------------
SPECIALIZED SERVICES (0.2%)
Venoco, Inc.
  8.75%, due 12/15/11 (c)                              2,730,000        2,811,900
                                                                   --------------

         MainStay VP High Yield
M- 150 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
SPECIALTY RETAIL (0.5%)
Rent-Way, Inc.
  11.875%, due 6/15/10                              $  4,045,000   $    4,555,681
Stratus Technologies, Inc.
  10.375%, due 12/1/08                                 3,215,000        2,901,538
                                                                   --------------
                                                                        7,457,219
                                                                   --------------
TOBACCO (0.6%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                               5,635,000        5,916,750
  10.625%, due 9/1/08 (c)                              3,110,000        3,265,500
                                                                   --------------
                                                                        9,182,250
                                                                   --------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (i)                              3,400,000        3,094,000
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09
  12.00% beginning 7/31/05                             6,010,000        6,520,850
  11.00%, due 7/31/10                                    513,000          604,058
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                            1,305,000          975,487
Dobson Cellular Systems
  6.96%, due 11/1/11 (c)(j)                            1,100,000        1,138,500
  8.375%, due 11/1/11 (c)                              1,105,000        1,140,913
  9.875%, due 11/1/12 (c)(i)                           1,945,000        1,915,825
Dobson Communications Corp.
  8.875%, due 10/1/13                                    845,000          593,612
  10.875%, due 7/1/10 (i)                              1,345,000        1,042,375
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (d)                              5,773,000        4,387,480
Triton PCS, Inc.
  8.50%, due 6/1/13                                    3,930,000        3,792,450
US Unwired, Inc.
  Series B
  8.50%, due 6/15/12                                   2,875,000        3,241,562
                                                                   --------------
                                                                       25,353,112
                                                                   --------------
Total Corporate Bonds
  (Cost $784,643,571)                                                 854,726,713
                                                                   --------------

FOREIGN CORPORATE BONDS (7.9%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
Heckler & Koch GmbH
  9.25%, due 7/15/11 (c)                               3,505,000        5,335,871
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
BROADCASTING & PUBLISHING (0.1%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                           E    880,000   $    1,327,715
                                                                   --------------

CHEMICALS (0.4%)
Invista
  9.25%, due 5/1/12 (c)                             $  5,250,000        5,853,750
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                            8,180,000        8,098,200
  11.125%, due 7/15/11                                   955,000        1,091,088
                                                                   --------------
                                                                        9,189,288
                                                                   --------------
CONTAINERS & PACKAGING (0.8%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11 (i)                                6,295,000        7,176,300
  10.875%, due 3/1/13 (i)                              4,280,000        5,061,100
                                                                   --------------
                                                                       12,237,400
                                                                   --------------
ELECTRIC UTILITIES (0.2%)
WRG Acquisitions PLC
  8.3638%, due 12/15/11 (c)(j)                      L  1,450,000        2,881,292
                                                                   --------------

FOOD & STAPLES RETAILING (0.2%)
Parmalat Finance Corp. BV
  6.25%, due 2/7/05 (d)(f)                          E  7,330,000        2,191,926
                                                                   --------------

FOOD PRODUCTS (0.5%)
Burns Philp Capital
  Property Ltd.
  9.50%, due 11/15/10                               $  1,545,000        1,707,225
  10.75%, due 2/15/11                                  4,785,000        5,383,125
                                                                   --------------
                                                                        7,090,350
                                                                   --------------
INSURANCE (0.1%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$ 2,963,000        2,150,255
                                                                   --------------

MARINE (0.4%)
Navigator Gas Transport PLC
  10.50%,
  due 6/30/07 (c)(d)(e)                             $  7,885,000        5,923,606
                                                                   --------------

MEDIA (1.8%)
CanWest Media, Inc.
  Series B
  7.625%, due 4/15/13                                    820,000          892,775

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Hollinger, Inc.
  12.875%, due 3/1/11 (c)                           $  1,849,000   $    2,181,820
  2nd Lien
  11.875%, due 3/1/11 (c)                                625,000          630,469
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$ 5,470,000        4,942,974
Sun Media Corp.
  7.625%, due 2/15/13                               $  2,330,000        2,542,612
Telenet Group Holding NV
  (zero coupon), due 6/15/14
  11.50%,
  beginning 12/15/08 (c)(i)                            3,715,000        2,823,400
VOno Finance PLC
  10.50%, due 5/15/14 (c)                           E  8,135,000       12,660,833
                                                                   --------------
                                                                       26,674,883
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Calpine Canada
  Energy Finance
  8.50%, due 5/1/08 (i)                             $  9,365,000        7,679,300
                                                                   --------------

PAPER & FOREST PRODUCTS (0.4%)
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                   1,590,000        1,657,575
Tembec Industries, Inc.
  7.75%, due 3/15/12                                   2,475,000        2,394,563
  8.50%, due 2/1/11                                    1,070,000        1,075,350
                                                                   --------------
                                                                        5,127,488
                                                                   --------------
PERSONAL PRODUCTS (0.3%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                  3,560,000        4,022,800
                                                                   --------------
ROAD & RAIL (0.3%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                  4,005,000        4,675,837
                                                                   --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
STATS ChipPAC Ltd.
  6.75%, due 11/15/11 (c)                              1,060,000        1,049,400
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Inmarsat Finance PLC
  (zero coupon), due 11/15/12
  10.375%,
  beginning 11/15/08 (c)                            $  6,585,000   $    4,741,200
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                              6,225,000        6,512,906
                                                                   --------------
                                                                       11,254,106
                                                                   --------------
Total Foreign Corporate Bonds
  (Cost $99,856,947)                                                  114,665,267
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (1.2%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.3%)
Goodyear Tire &
  Rubber Co. (The)
  Bank debt, Term Loan
  7.03%, due 3/31/06 (h)(j)                            4,800,000        4,860,000
                                                                   --------------

CONTAINERS & PACKAGING (0.1%)
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  6.813%, due 4/7/12 (h)(j)                            1,000,000        1,024,500
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10 (h)(j)                            4,250,000        4,347,750
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (0.0%) (B)
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/17/05 (d)(h)(j)                         1,262,754          956,536
                                                                   --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Amkor Technology, Inc.
  2nd Lien Term Loan
  6.86%, due 10/27/10 (h)(j)                           5,000,000        5,208,335
                                                                   --------------

         MainStay VP High Yield
M- 152 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Bank debt, Term Loan C
  4.67%, due 10/4/11 (h)(j)                         $  1,000,000   $    1,006,429
                                                                   --------------
Total Loan Assignments & Participations
  (Cost $16,991,472)                                                   17,403,550
                                                                   --------------
YANKEE BONDS (3.8%) (N)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.7%)
Crown Cork & Seal Finance PLC
  7.00%, due 12/15/06                                  4,925,000        5,171,250
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                  4,475,000        4,452,625
                                                                   --------------
                                                                        9,623,875
                                                                   --------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                   1,050,691        1,071,705
V  10.00%, due 11/5/10                                11,219,054       12,789,721
                                                                   --------------
                                                                       13,861,426
                                                                   --------------
INSURANCE (0.4%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (i)                                795,000          755,250
  7.75%, due 4/26/12                                     885,000          902,700
  7.75%, due 7/15/37                                     135,000          121,500
  8.30%, due 4/15/26 (i)                               3,865,000        3,778,038
                                                                   --------------
                                                                        5,557,488
                                                                   --------------
MARINE (0.2%)
Sea Containers Ltd.
  Series B
  10.75%, due 10/15/06                                 2,995,000        3,137,263
                                                                   --------------

MEDIA (0.4%)
Rogers Cablesystem, Ltd.
  Series B
  10.00%, due 3/15/05                                  2,210,000        2,240,388
  11.00%, due 12/1/15                                  3,045,000        3,395,175
                                                                   --------------
                                                                        5,635,563
                                                                   --------------
METALS & MINING (0.4%)
Algoma Steel, Inc.
  11.00%, due 12/31/09                                 5,063,000        5,632,587
                                                                   --------------
PAPER & FOREST PRODUCTS (0.5%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                  7,175,000        7,210,875
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                               $    935,000   $      952,531
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                    2,560,000        3,059,200
                                                                   --------------
Total Yankee Bonds
  (Cost $48,367,504)                                                   54,670,808
                                                                   --------------
Total Long-Term Bonds
  (Cost $996,176,166)                                               1,086,712,688
                                                                   --------------

                                                          SHARES            VALUE
COMMON STOCKS (2.3%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
  Goodyear Tire &
  Rubber Co. (The) (a)                                   424,400        6,221,704
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications
  Holdings Ltd. (a)(e)                                   728,403          437,042
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
QuadraMed Corp. (a)(e)                                   486,384        1,215,960
Skilled Healthcare
  Group, Inc. (a)(e)(h)(l)                                 1,691           27,056
                                                                   --------------
                                                                        1,243,016
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp. (a)(e)(h)(l)                                236,469          611,864
Remote Dynamics, Inc. (a)                                 72,541           73,266
                                                                   --------------
                                                                          685,130
                                                                   --------------
MACHINERY (0.3%)
Joy Global, Inc.                                          14,265          619,529
Morris Material
  Handling, Inc. (a)(e)(h)(l)                              9,371           49,666
Thermadyne Holdings Corp. (a)(e)                         272,057        3,577,550
                                                                   --------------
                                                                        4,246,745
                                                                   --------------
MEDIA (1.1%)
VUnitedGlobalCom, Inc. (a)                             1,633,609       15,780,663
                                                                   --------------

METALS & MINING (0.1%)
ACP Holding Co. (a)(c)(e)                                739,787        1,220,648
                                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Abitibi-Consolidated, Inc.                               286,870        1,985,140
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc. (a)(e)(h)(l)              2,418   $           24
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
NEON Communications, Inc. (a)(e)(h)(l)                   367,043          458,804
US Unwired, Inc. (a)                                      67,720          325,056
                                                                   --------------
                                                                          783,860
                                                                   --------------
Total Common Stocks
  (Cost $33,506,848)                                                   32,603,972
                                                                   --------------
CONVERTIBLE PREFERRED STOCKS (0.4%)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Pacific & Atlantic (Holdings), Inc.
  7.50%, Class A (e)(h)(l)                                14,496              145
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
QuadraMed Corp. (c)(e)                                   234,600        5,161,200
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  12.00% (a)(e)(h)(l)(m)                                  39,998          449,977
                                                                   --------------
Total Convertible Preferred Stocks
  (Cost $6,310,726)                                                     5,611,322
                                                                   --------------
PREFERRED STOCKS (1.4%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Colorado Prime Corp. (a)(e)(h)(l)(m)                       1,395               14
                                                                   --------------
MEDIA (0.5%)
Haights Cross Communications, Inc.
  16.00% Class B (e)(h)(m)                                91,000        4,777,500
Paxson Communications Corp.
  14.25% (m)                                                 349        2,562,651
Ziff Davis Media, Inc.
  10.00% Series E-1 (a)(e)                                   674          465,060
                                                                   --------------
                                                                        7,805,211
                                                                   --------------


                                                          SHARES            VALUE
REAL ESTATE (0.9%)
VSovereign Real Estate
  Investment Corp.
  12.00%, Class A (c)                                      8,455   $   12,809,325
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Rural Cellular Corp.
  11.375% Series B (a)(m)                                      2            1,356
                                                                   --------------
Total Preferred Stocks
  (Cost $20,882,790)                                                   20,615,906
                                                                   --------------

WARRANTS (0.1%)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(e)(l)                              1,530               15
                                                                   --------------

MEDIA (0.0%) (B)
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(h)(l)                                91                1
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(h)(l)                            86,850              868
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(e)(l)                              7,855               79
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                  123,640           12,364
                                                                   --------------
                                                                           13,312
                                                                   --------------
METALS & MINING (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(e)                               744,004        1,227,607
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(h)(l)                            367,043            3,670
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(h)(l)                            200,064          250,080
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(h)(l)                            240,062            2,401

         MainStay VP High Yield
M- 154 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(e)                                 2,510   $           25
                                                                   --------------
                                                                          256,176
                                                                   --------------
Total Warrants
  (Cost $1,150,768)                                                     1,497,110
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SHORT-TERM INVESTMENTS (26.7%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (20.2%)
AIG Funding, Inc.
  2.31%, due 1/6/05                                 $ 26,730,000       26,721,414
American Express Credit Corp.
  2.26%, due 1/11/05                                  17,000,000       16,989,326
American General Finance Corp.
  2.27%, due 1/14/05                                  19,125,000       19,109,321
BellSouth Corp.
  2.28%, due 1/19/05                                  13,035,000       13,020,136
Chevron Texaco Funding Corp.
  2.25%, due 1/12/05                                  17,000,000       16,988,310
General Electric Capital Corp.
  2.28%, due 1/27/05                                  20,000,000       19,967,056
Goldman Sachs
  Group, Inc. (The)
  2.33%, due 1/3/05                                    2,000,000        1,999,741
International Business Machines Corp.
  2.16%, due 1/7/05                                   25,000,000       24,990,994
Merrill Lynch & Co., Inc.
  2.28%, due 1/24/05                                  18,000,000       17,973,773
Morgan Stanley & Co.
  2.32%, due 1/5/05                                   45,000,000       44,988,387
Stanfield Victoria Funding LLC
  2.1462%, due 1/25/05 (o)                            20,000,000       19,972,000
UBS Finance Delaware LLC
  2.18%, due 1/3/05                                   26,365,000       26,361,807
  2.30%, due 1/10/05                                   2,865,000        2,863,351
USAA Capital Corp.
  2.29%, due 1/7/05                                   17,500,000       17,493,319

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Wachovia Capital
  Markets, LLC
  2.3824%, due 1/03/05 (o)                          $ 22,000,000   $   22,000,000
                                                                   --------------
Total Commercial Paper
  (Cost $291,438,935)                                                 291,438,935
                                                                   --------------

                                                          SHARES            VALUE
INVESTMENT COMPANIES (1.9%)
AIM Institutional Funds
  Group (o)                                              782,154          782,154
Merrill Lynch Premier
  Institutional Fund                                  26,351,251       26,351,251
                                                                   --------------
Total Investment Companies
  (Cost $27,133,405)                                                   27,133,405
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT       VALUE
MASTER NOTE (0.4%)
Bank of America
  Securities LLC
  2.3925, due 1/3/05 (o)                            $  6,340,000        6,340,000
                                                                   --------------
Total Master Note
  (Cost $6,340,000)                                                     6,340,000
                                                                   --------------

REPURCHASE AGREEMENTS (4.1%)
Credit Suisse First
  Boston LLC
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $10,702,107 (o)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $12,748,867 and a Market
  Value of $10,914,065) (p)                           10,700,000       10,700,000
Dresdner Kleinwort Wasserstein Securities, LLC
  2.3824%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $500,099 (o)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $524,017 and a Market
  Value of $525,021) (p)                                 500,000          500,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT       VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $19,226,785 (o)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $26,154,066 and a Market
  Value of $19,607,130) (p)                         $ 19,223,000   $   19,223,000
Merrill Lynch & Co., Inc.
  2.3924%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $17,437,476 (o)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $17,206,637 and a Market
  Value of $18,305,726) (p)                           17,434,000       17,434,000
Morgan Stanley & Co.
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $11,702,303 (o)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $20,526,504 and a Market
  Value of $12,340,321) (p)                           11,700,000       11,700,000
                                                                   --------------
Total Repurchase Agreements
  (Cost $59,557,000)                                                   59,557,000
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT       VALUE
SHORT-TERM LOAN ASSIGNMENT &
PARTICIPATION (0.1%)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
  Bank debt, Revolver 1
  4.75%, due 1/15/05 (d)(h)(j)                      $  1,480,000   $    1,042,660
                                                                   --------------
Total Short-Term Loan Assignment & Participation
  (Cost $1,226,194)                                                     1,042,660
                                                                   --------------
Total Short-Term Investments
  (Cost $385,695,534)                                                 385,512,000
                                                                   --------------
Total Investments
  (Cost $1,443,722,832) (q)                                106.1%  $1,532,552,998(r)
Liabilities in Excess of Cash and Other Assets              (6.1)    (88,785,086)
                                                    ------------   --------------
Net Assets                                                 100.0%  $1,443,767,912
                                                    ============   ==============

         MainStay VP High Yield
M- 156 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  Illiquid security.
(f)  Issuer in bankruptcy.
(g)  Partially segregated for unfunded loan commitments.
(h)  Restricted security.
(i) Represents a security, or a portion thereof, which is out on loan.
(j) Floating rate. Rate shown is the rate in effect at December 31, 2004.
(k) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(l)  Fair valued security.
(m) PIK ("Payment in Kind") -- Interest or dividend payment is made with additional securities.
(n) Yankee bond--Dollar denominated bonds issued in the United States by foreign banks and corporations.
(o) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(p) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(q) The cost for federal income tax purposes is $1,445,101,645.
(r)  At December 31, 2004, net unrealized appreciation was
     $87,451,353 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $126,280,509 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $38,829,156.
     The following abbreviations are used in the above portfolio:
     C$ -- Canadian Dollar.
     E -- Euro.
     L -- Pound Sterling.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $1,443,722,832) including
  $103,425,725 market value of securities
  loaned                                      $1,532,552,998
Cash denominated in foreign currencies
  (identified cost $68,352)                           68,440
Cash                                               1,692,875
Deposit with security lending agent for
  securities loaned                                      501
Receivables:
  Dividends and interest                          18,920,181
  Fund shares sold                                   982,008
  Investments securities sold                        295,621
Other assets                                           3,477
                                              --------------
    Total assets                               1,554,516,101
                                              --------------
LIABILITIES:
Securities lending collateral                    108,651,656
Payables:
  Investment securities purchased                  1,007,923
  Adviser                                            359,649
  Administrator                                      239,766
  Shareholder communication                          212,113
  Fund shares redeemed                               109,487
  NYLIFE Distributors                                 55,141
  Custodian                                           22,107
Accrued expenses                                      90,347
                                              --------------
    Total liabilities                            110,748,189
                                              --------------
Net assets                                    $1,443,767,912
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized
  Initial Class                               $    1,179,673
  Service Class                                      279,576
Additional paid-in capital                     1,475,926,220
Accumulated distributions in excess of net
  investment income                               (3,126,487)
Accumulated net realized loss
  on investments                                (119,346,779)
Net unrealized appreciation on
  investments                                     88,855,709
                                              --------------
Net assets                                    $1,443,767,912
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,167,527,242
                                              ==============
Shares of capital stock outstanding              117,967,349
                                              ==============
Net asset value per share outstanding         $         9.90
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  276,240,670
                                              ==============
Shares of capital stock outstanding               27,957,612
                                              ==============
Net asset value per share outstanding         $         9.88
                                              ==============

         MainStay VP High Yield
M- 158 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 99,164,106
  Dividends (a)                                    2,035,321
  Income from securities loaned -- net               500,189
                                                ------------
    Total income                                 101,699,616
                                                ------------
EXPENSES:
  Advisory                                         3,817,867
  Administration                                   2,545,244
  Shareholder communication                          630,214
  Distribution and service -- Service Class          422,254
  Professional                                       152,464
  Custodian                                          124,463
  Directors                                           83,579
  Portfolio pricing                                   35,533
  Miscellaneous                                       64,533
                                                ------------
    Total expenses                                 7,876,151
  Reimbursement of advisory fee                      (58,744)
                                                ------------
    Net expenses                                   7,817,407
                                                ------------
Net investment income                             93,882,209
                                                ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           39,129,753
  Foreign currency transactions                    2,692,087
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           41,821,840
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                           18,836,371
  Translation of other assets and liabilities
    in foreign currencies                              5,587
                                                ------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                    18,841,958
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    60,663,798
                                                ------------
Net increase in net assets resulting from
  operations                                    $154,546,007
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,073.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004             2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   93,882,209   $   78,202,938
 Net realized gain (loss) on
  investments and foreign currency
  transactions                          41,821,840      (66,953,054)
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                          18,841,958      267,652,672
                                    -------------------------------
 Net increase in net assets
  resulting from operations            154,546,007      278,902,556
                                    -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                       (77,608,906)     (73,734,344)
   Service Class                       (17,767,155)      (5,027,950)
                                    -------------------------------
 Total dividends to shareholders       (95,376,061)     (78,762,294)
                                    -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        98,801,775      247,591,043
   Service Class                       180,342,620       76,651,823

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                        77,608,906       73,734,344
   Service Class                        17,767,155        5,027,950
                                    -------------------------------
                                       374,520,456      403,005,160
 Cost of shares redeemed:
   Initial Class                      (178,035,733)    (103,653,652)
   Service Class                        (6,260,880)      (1,617,935)
                                    -------------------------------
                                      (184,296,613)    (105,271,587)
    Increase in net assets derived
     from capital share
     transactions                      190,223,843      297,733,573
                                    -------------------------------
    Net increase in net assets         249,393,789      497,873,835

NET ASSETS:
Beginning of year                    1,194,374,123      696,500,288
                                    -------------------------------
End of year                         $1,443,767,912   $1,194,374,123
                                    ===============================
Accumulated distributions in
 excess of net investment income
 at end of year                     $   (3,126,487)  $   (4,324,838)
                                    ===============================

         MainStay VP High Yield
M- 160 Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                             INITIAL CLASS
                                ------------------------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                   2004         2003            2002             2001             2000
Net asset value at beginning
  of period                     $     9.41   $     7.39       $   8.09         $   8.72         $  10.69
                                ----------   ----------       --------         --------         --------
Net investment income                 0.70         0.75(b)        0.85             1.05(c)          1.32
Net realized and unrealized
  gain (loss) on investments          0.47         1.93          (0.67)           (0.64)(c)        (1.96)
Net realized and unrealized
  gain (loss) on foreign
  currency                            0.02         0.01          (0.02)            0.01             0.02
                                ----------   ----------       --------         --------         --------
Total from investment
  operations                          1.19         2.69           0.16             0.42            (0.62)
                                ----------   ----------       --------         --------         --------
Less dividends and
  distributions:
  From net investment income         (0.70)       (0.67)         (0.86)           (1.05)           (1.35)
  From net realized gain on
    investments                         --           --             --               --            (0.00)(d)
                                ----------   ----------       --------         --------         --------
Total dividends and
  distributions                      (0.70)       (0.67)         (0.86)           (1.05)           (1.35)
                                ----------   ----------       --------         --------         --------
Net asset value at end of
  period                        $     9.90   $     9.41       $   7.39         $   8.09         $   8.72
                                ==========   ==========       ========         ========         ========
Total investment return              12.72%       36.37%          2.05%            4.91%           (5.87%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             7.40%        8.51%         10.44%           11.61%(c)        12.10%
    Expenses                          0.59%        0.60%          0.60%            0.58%            0.60%
Portfolio turnover rate                 39%          43%            49%              56%              64%
Net assets at end of period
  (in 000's)                    $1,167,527   $1,114,766       $696,500         $684,738         $616,807

                                       SERVICE CLASS
                                ---------------------------
                                                 JUNE 4,
                                                 2003(A)
                                 YEAR ENDED      THROUGH
                                DECEMBER 31,   DECEMBER 31,
                                    2004           2003
Net asset value at beginning
  of period                       $   9.40       $  8.69
                                  --------       -------
Net investment income                 0.68          0.44(b)
Net realized and unrealized
  gain (loss) on investments          0.47          0.92
Net realized and unrealized
  gain (loss) on foreign
  currency                            0.02          0.00(d)
                                  --------       -------
Total from investment
  operations                          1.17          1.36
                                  --------       -------
Less dividends and
  distributions:
  From net investment income         (0.69)        (0.65)
  From net realized gain on
    investments                         --            --
                                  --------       -------
Total dividends and
  distributions                      (0.69)        (0.65)
                                  --------       -------
Net asset value at end of
  period                          $   9.88       $  9.40
                                  ========       =======
Total investment return              12.44%        15.66%(e)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             7.15%         8.26%+(f)
    Expenses                          0.84%         0.85%+
Portfolio turnover rate                 39%           43%
Net assets at end of period
  (in 000's)                      $276,241       $79,608

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001 the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income                                $(0.00)(d)
Increase net realized and unrealized gains and losses           0.00(d)
Decrease ratio of net investment income                        (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES          VALUE


COMMON STOCKS (82.4%)+
-----------------------------------------------------------------------------
AUSTRALIA (0.7%)
Australian Gas Light Co., Ltd. (multi-utilities &
  unregulated power)                                   154,904   $  1,663,581
                                                                 ------------

BERMUDA (0.6%)
RenaissanceRe Holdings Ltd. (insurance)                 24,400      1,270,752
                                                                 ------------

CANADA (0.1%)
Bank of Montreal (commercial banks)                      4,700        226,576
                                                                 ------------

DENMARK (1.0%)
Danske Bank A/S (commercial banks)                      74,445      2,281,962
                                                                 ------------

FINLAND (0.9%)
TietoEnator Oyj (IT services)                           67,140      2,135,485
                                                                 ------------

FRANCE (4.3%)
BNP Paribas, S.A. (diversified financial services)      52,794      3,824,820
Dexia (commercial banks)                                63,800      1,468,172
M6 Metropole Television (broadcasting &
  publishing)                                           27,200        772,706
Societe Generale, S.A. (commercial banks)                3,700        374,426
Total, S.A. (oil & gas)                                 14,850      3,243,707
                                                                 ------------
                                                                    9,683,831
                                                                 ------------
GERMANY (7.8%)
BASF AG (chemicals)                                     24,000      1,726,356

VBayerische Motoren Werke AG (automobiles)             136,279      6,140,613

VDeutsche Boerse AG (diversified financial
  services)                                            117,430      7,063,039
Hannover Rueckversicherung AG Registered
  (insurance)                                           58,623      2,291,691
Muenchener Rueckversicherungs-Gesellschaft AG
  Registered (insurance)                                 4,476        549,324
                                                                 ------------
                                                                   17,771,023
                                                                 ------------
HONG KONG (0.9%)
Hongkong Electric Holdings, Ltd. (electric
  utilities)                                           458,000      2,091,808
                                                                 ------------

INDIA (0.5%)
ITC, Ltd. GDR (tobacco) (b)(d)                          40,900      1,232,362
                                                                 ------------

IRELAND (2.0%)
Bank of Ireland (commercial banks)                     269,720      4,469,059
                                                                 ------------



                                                        SHARES          VALUE
ITALY (7.2%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                                26,700   $    542,928
Enel S.p.A. (utilities-electric & gas)                 387,600      3,809,091
Eni S.p.A. (oil & gas)                                 149,200      3,735,577
Eni S.p.A. ADR (oil & gas) (c)                           4,500        566,280
Riunione Adriatica di Sicurta S.p.A. (insurance)        59,000      1,334,457
Snam Rete Gas S.p.A. (gas utilities)                   883,375      5,139,112
UniCredito Italiano S.p.A. (banking)                   214,800      1,235,020
                                                                 ------------
                                                                   16,362,465
                                                                 ------------
JAPAN (10.3%)

VCanon, Inc. (office electronics)                       87,100      4,700,527

VCanon, Inc. ADR (office electronics) (c)               41,311      2,241,535
Fuji Photo Film Co., Ltd. (leisure equipment &
  products)                                             24,400        890,563
INPEX Corp. (oil & gas) (a)                                 34        171,543

VNTT DoCoMo, Inc. (wireless telecommunication
  services)                                              2,953      5,446,638

VNTT DoCoMo, Inc. ADR (wireless telecommunication
  services) (c)                                         27,700        515,774
OBIC Co., Ltd. (IT services)                               200         39,719
RICOH Co., Ltd. (data processing & reproduction)         6,000        115,761
Secom Co., Ltd. (commercial services & supplies)        30,800      1,232,361
Seven-Eleven Japan Co., Ltd. (food & staples
  retailing)                                            31,200        983,468
Shin-Etsu Chemical Co., Ltd. (chemicals)                25,300      1,036,986
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)      106,700      5,373,007
Toyota Motor Corp. ADR (automobiles) (c)                 7,000        573,090
                                                                 ------------
                                                                   23,320,972
                                                                 ------------


+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange. May be subject to change daily.

M- 162   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
NETHERLANDS (7.1%)
Euronext N.V. (diversified financial services)         128,131   $  3,913,421
Reed Elsevier N.V. (media)                             242,755      3,309,545
Royal Dutch Petroleum Co. NY Shares (oil & gas)         49,600      2,846,048

VTPG N.V. (air freight & logistics)                    222,042      6,030,174
                                                                 ------------
                                                                   16,099,188
                                                                 ------------
SINGAPORE (0.2%)
SembCorp Logistics Ltd. (air freight & logistics)      373,000        395,301
                                                                 ------------

SPAIN (4.0%)
Banco Popular Espanol, S.A. (commercial banks) (g)      82,966      5,469,418
Iberdrola, S.A. (multi-utilities & unregulated
  power) (g)                                            84,290      2,142,481
Indra Sistemas, S.A. (IT services)                      24,852        424,616
Red Electrica de Espana (electric utilities) (g)        44,800      1,004,757
                                                                 ------------
                                                                    9,041,272
                                                                 ------------
SWEDEN (3.2%)
AB SKF B Shares (machinery)                             52,600      2,342,914
Autoliv, Inc. (auto components)                         22,100      1,067,430
Hennes & Mauritz AB B Shares (multiline retail)         49,300      1,717,421
Sandvik AB (machinery)                                  51,960      2,095,476
                                                                 ------------
                                                                    7,223,241
                                                                 ------------
SWITZERLAND (10.4%)
Adecco, S.A. Registered (business & public
  services)                                              7,100        357,467
Credit Suisse Group ADR (commercial banks) (a)(c)       17,895        754,990

VNestle, S.A. Registered (food products)                26,971      7,056,435
Novartis AG ADR (pharmaceuticals) (c)                   63,300      3,199,182
Novartis AG Registered (pharmaceuticals)                42,280      2,130,546
Serono S.A. Class B (pharmaceuticals)                      775        510,487
Swiss Re Registered (insurance)                         33,800      2,410,676
Syngenta AG (chemicals) (a)                              4,100        435,564

VUBS AG Registered (capital markets)                    53,563      4,491,454

VUBS AG Registered (capital markets) (e)                26,234      2,199,459
                                                                 ------------
                                                                   23,546,260
                                                                 ------------



                                                        SHARES          VALUE
UNITED KINGDOM (21.2%)
AstraZeneca PLC ADR (pharmaceuticals) (c)               20,200   $    735,078
BP PLC ADR (oil & gas) (c)                              57,900      3,381,360
Compass Group PLC (hotels, restaurants & leisure)      453,900      2,141,572

VDiageo PLC (beverages)                                374,229      5,345,513

VDiageo PLC ADR (beverages) (c)                         20,850      1,206,798
Exel PLC (air freight & logistics)                     227,462      3,159,558
GlaxoSmithKline PLC ADR (pharmaceuticals) (c)           71,400      3,383,646
Kingfisher PLC (merchandising)                         190,100      1,129,593
Lloyds TSB Group PLC (diversified financial
  services)                                            558,157      5,068,699
Lloyds TSB Group PLC ADR (diversified financial
  services) (c)                                          7,365        270,958
Man Group PLC (diversified financial services)         170,700      4,824,145
Next PLC (merchandising)                                17,100        541,372
Provident Financial PLC (consumer finance)              42,800        553,427
Reckitt Benckiser PLC (household products)             150,262      4,546,575
Rio Tinto PLC (metals & mining)                         11,100        326,909
Scottish & Southern Energy PLC (multi-utilities &
  unregulated power)                                    74,760      1,252,316
Smith & Nephew PLC (health & personal care)             56,500        579,796

VTesco PLC (food & staples retailing)                1,547,299      9,550,678
                                                                 ------------
                                                                   47,997,993
                                                                 ------------
Total Common Stocks (Cost $151,706,933)                           186,813,131
                                                                 ------------

INVESTMENT COMPANIES (3.8%)
-----------------------------------------------------------------------------
EUROPE, AUSTRALASIA AND FAR EAST (1.9%)
iShares MSCI EAFE Index Fund (capital markets)
  (f)(g)(i)                                             26,900      4,310,725
                                                                 ------------

IRELAND (0.2%)
iShares DJ STOXX 50 Index Fund (capital markets)
  (f)                                                   14,200        536,577
                                                                 ------------

JAPAN (0.5%)
iShares MSCI Japan Index Fund (capital markets)
  (f)                                                   97,800      1,067,976
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE

INVESTMENT COMPANIES (CONTINUED)
-----------------------------------------------------------------------------
UNITED KINGDOM (1.2%)
iShares MSCI United Kingdom Index Fund (capital
  markets) (f)(g)                                      145,700   $  2,635,713
                                                                 ------------
Total Investment Companies (Cost $7,880,331)                        8,550,991
                                                                 ------------
PREFERRED STOCK (1.2%)
-----------------------------------------------------------------------------
GERMANY (1.2%)
Porsche AG E3.40
  (automobiles) (m)                                      4,165      2,642,117
                                                                 ------------
Total Preferred Stock (Cost $2,048,590)                             2,642,117
                                                                 ------------

WARRANTS (2.5%)
-----------------------------------------------------------------------------
IRELAND (2.5%)
VRyanair Holdings PLC
  Strike Price E0.000001 Expire 3/21/08 (airlines)
  (a)(b)(m)                                            772,845      5,628,522
                                                                 ------------
Total Warrants (Cost $4,133,003)                                    5,628,522
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (5.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.5%)
UNITED STATES (1.5%)
Rabobank USA Financial Corp.
  2.17%, due 1/3/05
  (diversified financial services)                  $3,505,000      3,504,577
                                                                 ------------
Total Commercial Paper (Cost $3,504,577)                            3,504,577
                                                                 ------------

                                                        SHARES          VALUE

INVESTMENT COMPANY (0.1%)
UNITED STATES (0.1%)
AIM Institutional Funds Group (capital markets)
  (h)                                                  281,217        281,217
                                                                 ------------
Total Investment Company
  (Cost $281,217)                                                     281,217
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

MASTER NOTE (0.1%)
UNITED STATES (0.1%)
Banc of America Securities LLC
  2.3928%, due 1/3/05
  (capital markets) (h)                             $  150,000   $    150,000
                                                                 ------------
Total Master Note
  (Cost $150,000)                                                     150,000
                                                                 ------------

REPURCHASE AGREEMENTS (3.7%)
UNITED STATES (3.7%)
Credit Suisse First Boston LLC
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $2,100,413
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,502,114 and a
  Market Value of $2,142,013) (j)                    2,100,000      2,100,000
Dresdner Kleinwort Wasserstein Securities LLC
  2.3824%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,500,298
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,572,051 and a
  Market Value of $1,575,062) (j)                    1,500,000      1,500,000
Lehman Brothers, Inc.
  2.3624%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $2,500,492
  (capital markets) (h) (Collateralized by Various
  Bonds with a Principal Amount of $3,401,403 and
  a
  Market Value of $2,549,957) (j)                    2,500,000      2,500,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  2.3921%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $411,082
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $405,640 and a
  Market Value of $431,551) (j)                        411,000        411,000

M- 164   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
UNITED STATES (CONTINUED)
Morgan Stanley & Co., Inc.
  2.3626%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,800,354
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,157,924 and a
  Market Value of $1,898,511) (j)                   $1,800,000   $  1,800,000
                                                                 ------------
Total Repurchase Agreements (Cost $8,311,000)                       8,311,000
                                                                 ------------
Total Short-Term Investments (Cost $12,246,794)                    12,246,794
                                                                 ------------
Total Investments
  (Cost $178,015,651) (k)                                 95.3%   215,881,555(l)
Cash and Other Assets, Less Liabilities                    4.7     10,698,174
                                                    ----------   ------------
Net Assets                                               100.0%  $226,579,729
                                                    ==========   ============

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR -- American Depositary Receipt.
(d)  GDR -- Global Depositary Receipt.
(e)  Security primarily trades on the New York Stock
     Exchange.
(f) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(g) Represents a security, or a portion thereof, of which is out on loan.
(h) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)  The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index is an unmanaged index that is considered to be representative of the international stock market.
(j) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(k) The cost for federal income tax purposes is $178,654,514.
(l) At December 31, 2004 net unrealized appreciation for securities was $37,227,041, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $38,219,760 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $992,719.
(m) The following abbreviation is used in the above portfolio:
     E -- Euro.

The table below sets forth the diversification of International Equity Portfolio investments by industry.


                                                       VALUE       PERCENT+
INDUSTRY DIVERSIFICATION
Air Freight & Logistics                             $  9,585,033        4.2%
Airlines                                               5,628,522        2.5
Auto Components                                        1,067,430        0.5
Automobiles                                            9,355,820        4.1
Banking                                                1,235,020        0.5
Beverages                                              6,552,311        2.9
Broadcasting & Publishing                                772,706        0.3
Business & Public Services                               357,467        0.2
Capital Markets                                       23,984,121       10.6
Chemicals                                              3,198,906        1.4
Commercial Banks                                      15,587,531        6.9
Commercial Services & Supplies                         1,232,361        0.5
Consumer Finance                                         553,427        0.2
Data Processing & Reproduction                           115,761        0.1
Diversified Financial Services                        28,469,659       12.6
Electric Utilities                                     3,096,565        1.4
Food & Staples Retailing                              10,534,146        4.6
Food Products                                          7,056,435        3.1
Gas Utilities                                          5,139,112        2.3
Health & Personal Care                                   579,796        0.3
Hotels, Restaurants & Leisure                          2,141,572        0.9
Household Products                                     4,546,575        2.0
Insurance                                              7,856,900        3.5
IT Services                                            2,599,820        1.1
Leisure Equipment & Products                             890,563        0.4
Machinery                                              4,438,390        2.0
Media                                                  3,309,545        1.5
Merchandising                                          1,670,965        0.7
Metals & Mining                                          326,909        0.1
Multiline Retail                                       1,717,421        0.8
Multi-Utilities & Unregulated Power                    5,058,378        2.2
Office Electronics                                     6,942,062        3.1
Oil & Gas                                             13,944,515        6.2
Pharmaceuticals                                       15,331,946        6.8
Tobacco                                                1,232,362        0.5
Utilities-Electric & Gas                               3,809,091        1.7
Wireless Telecommunication Services                    5,962,412        2.6
                                                    ------------   --------
                                                     215,881,555       95.3
Cash and Other Assets,
  Less Liabilities                                    10,698,174        4.7
                                                    ------------   --------
Net Assets                                          $226,579,729      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $178,015,651) including
  $8,373,357 market value of securities
  loaned                                        $215,881,555

Cash denominated in foreign currencies
  (identified cost $19,195,380)                   20,016,240
Cash                                                   4,478
Receivables:
  Fund shares sold                                 1,163,191
  Dividends and interest                             451,982
Unrealized appreciation on foreign currency
  forward contracts                                  243,128
Other assets                                           9,743
                                                ------------
    Total assets                                 237,770,317
                                                ------------
LIABILITIES:
Securities lending collateral                      8,742,217
Payables:
  Investment securities purchased                  1,933,076
  Adviser                                            110,156
  Administrator                                       36,719
  Custodian                                           19,325
  NYLIFE Distributors                                 10,150
  Fund shares redeemed                                    64

Accrued expenses                                      69,806

Unrealized depreciation on foreign currency
  forward contracts                                  269,075
                                                ------------
    Total liabilities                             11,190,588
                                                ------------
Net assets                                      $226,579,729
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    124,142
  Service Class                                       36,506

Additional paid-in capital                       186,603,774

Accumulated undistributed net investment
  income                                             765,976

Accumulated net realized gain on investments         367,503

Net unrealized appreciation on investments        37,865,904

Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          815,924
                                                ------------
Net assets                                      $226,579,729
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $175,171,721
                                                ============
Shares of capital stock outstanding               12,414,162
                                                ============
Net asset value per share outstanding           $      14.11
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 51,408,008
                                                ============
Shares of capital stock outstanding                3,650,590
                                                ============
Net asset value per share outstanding           $      14.08
                                                ============

M- 166   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 3,521,224
  Interest                                            94,115
  Income from securities loaned -- net                91,227
                                                 -----------
    Total income                                   3,706,566
                                                 -----------
EXPENSES:
  Advisory                                           890,129
  Administration                                     296,710
  Custodian                                           96,290
  Shareholder communication                           78,120
  Distribution and service -- Service Class           66,825
  Professional                                        55,587
  Portfolio pricing                                   15,256
  Directors                                           11,233
  Miscellaneous                                       18,894
                                                 -----------
    Total expenses                                 1,529,044
  Waiver of advisory fee                             (26,819)
                                                 -----------
    Net expenses                                   1,502,225
                                                 -----------
Net investment income                              2,204,341
                                                 -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            7,499,597
  Foreign currency transactions                      224,531
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                            7,724,128
                                                 -----------
Net increase from payment by affiliate for loss
  on the disposal of investment in violation of
  restrictions                                        25,426
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           19,522,817
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                758,905
                                                 -----------
Net unrealized appreciation on investments and
  foreign currency transactions                   20,281,722
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions               28,031,276
                                                 -----------
Net increase in net assets resulting from
  operations                                     $30,235,617
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $409,047.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004            2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  2,204,341   $   1,243,286
 Net realized gain on investments
  and foreign currency transactions      7,724,128       4,557,327
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                              25,426           3,437
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions         20,281,722      17,624,411
                                      ----------------------------
 Net increase in net assets
  resulting from operations             30,235,617      23,428,461
                                      ----------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                        (1,508,650)     (1,509,712)
   Service Class                          (376,282)       (134,807)
                                      ----------------------------
 Total dividends to shareholders        (1,884,932)     (1,644,519)
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        69,316,225     208,175,989
   Service Class                        36,772,185       8,308,006

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                         1,508,650       1,509,712
   Service Class                           376,282         134,807
                                      ----------------------------
                                       107,973,342     218,128,514

 Cost of shares redeemed:
   Initial Class                       (14,015,340)   (196,725,788)
   Service Class                          (629,272)        (49,827)
                                      ----------------------------
                                       (14,644,612)   (196,775,615)
                                      ----------------------------
    Increase in net assets derived
     from capital share transactions    93,328,730      21,352,899
                                      ----------------------------
    Net increase in net assets         121,679,415      43,136,841

NET ASSETS:
Beginning of year                      104,900,314      61,763,473
                                      ----------------------------
End of year                           $226,579,729   $ 104,900,314
                                      ============================
Accumulated undistributed net
  investment income at end of year    $    765,976   $     222,036
                                      ============================

M- 168   MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                              SERVICE CLASS
                                ----------------------------------------------------   ---------------------------
                                                                                                        JUNE 5,
                                                                                                        2003(A)
                                                                                        YEAR ENDED      THROUGH
                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                  2004       2003       2002       2001       2000         2004           2003
Net asset value at beginning
  of period                     $  12.13   $  9.48    $ 10.06    $ 11.90    $ 15.48      $ 12.12         $10.40
                                --------   -------    -------    -------    -------      -------         ------
Net investment income               0.19(b)    0.17(b)    0.11      0.11(b)    0.07(b)      0.15(b)        0.00(b)(c)
Net realized and unrealized
  gain (loss) on investments        1.84      2.61      (0.63)     (1.78)     (2.97)        1.84           1.85
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.07      0.06       0.08      (0.00)(c)    0.12        0.07           0.06
                                --------   -------    -------    -------    -------      -------         ------
Total from investment
  operations                        2.10      2.84      (0.44)     (1.67)     (2.78)        2.06           1.91
                                --------   -------    -------    -------    -------      -------         ------
Less dividends and
  distributions:
  From net investment income       (0.12)    (0.19)     (0.14)     (0.14)     (0.09)       (0.10)         (0.19)
  From net realized gain on
    investments                       --        --         --      (0.03)     (0.71)          --             --
                                --------   -------    -------    -------    -------      -------         ------
Total dividends and
  distributions                    (0.12)    (0.19)     (0.14)     (0.17)     (0.80)       (0.10)         (0.19)
                                --------   -------    -------    -------    -------      -------         ------
Net asset value at end of
  period                        $  14.11   $ 12.13    $  9.48    $ 10.06    $ 11.90      $ 14.08         $12.12
                                ========   =======    =======    =======    =======      =======         ======
Total investment return            17.34%    30.00%     (4.41%)   (14.02%)   (18.06%)      17.05%         18.31%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.53%     1.67%      1.06%      1.04%      0.53%        1.28%          1.42%+(e)
    Expenses                        0.99%     1.07%      1.11%      1.12%      1.01%        1.24%          1.32%+
Portfolio turnover rate               49%      105%       102%       130%        28%          49%           105%
Net assets at end of period
  (in 000's)                    $175,172   $95,754    $61,763    $55,515    $65,429      $51,408         $9,146

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (95.4%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.9%)
Goodrich Corp.                                        11,694     $    381,692
Precision Castparts Corp.                              9,288          610,036
Rockwell Collins, Inc.                                 7,858          309,920
United Defense Industries, Inc. (a)                    3,464          163,674
                                                                 ------------
                                                                    1,465,322
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.7%)
C.H. Robinson Worldwide, Inc.                          1,207           67,013
CNF, Inc.                                              3,814          191,081
Expeditors International of Washington, Inc.           5,407          302,143
J.B. Hunt Transport Services, Inc.                     4,311          193,348
Ryder System, Inc.                                     9,397          448,895
                                                                 ------------
                                                                    1,202,480
                                                                 ------------
AUTO COMPONENTS (1.0%)
Autoliv, Inc.                                          8,062          389,395
BorgWarner, Inc.                                       6,259          339,050
Dana Corp.                                             3,734           64,710
Delphi Corp.                                          11,975          108,015
Johnson Controls, Inc.                                12,462          790,589
                                                                 ------------
                                                                    1,691,759
                                                                 ------------
BEVERAGES (0.6%)
Adolph Coors Co. Class B                               2,248          170,106
Constellation Brands, Inc. Class A (a)                 6,545          304,408
Pepsi Bottling Group, Inc. (The)                      19,694          532,526
PepsiAmericas, Inc.                                    2,610           55,436
                                                                 ------------
                                                                    1,062,476
                                                                 ------------
BIOTECHNOLOGY (0.8%)
Charles River Laboratories International, Inc. (a)     4,965          228,439
Chiron Corp. (a)                                      13,591          452,988
Millennium Pharmaceuticals, Inc. (a)                  36,865          446,804
OSI Pharmaceuticals, Inc. (a)                          2,174          162,724
                                                                 ------------
                                                                    1,290,955
                                                                 ------------
CAPITAL MARKETS (1.7%)
A.G. Edwards, Inc.                                     3,546          153,223
Allied Capital Corp.                                  17,974          464,448
BlackRock, Inc.                                        2,681          207,134
Eaton Vance Corp.                                      3,010          156,972
Friedman, Billings, Ramsey Group, Inc. Class A        22,583          437,884
Janus Capital Group, Inc.                              7,516          126,344
Legg Mason, Inc.                                      14,751        1,080,658
Nuveen Investments Class A                             2,815          111,108
SEI Investments Co.                                    2,832          118,746
                                                                 ------------
                                                                    2,856,517
                                                                 ------------
CHEMICALS (2.3%)
Air Products & Chemicals, Inc.                         1,930          111,882
Cabot Corp.                                            6,049          233,975


                                                        SHARES          VALUE
CHEMICALS (CONTINUED)
Eastman Chemical Co.                                   5,672     $    327,445
Lyondell Chemical Co.                                  6,349          183,613
Monsanto Co.                                          17,091          949,405
PPG Industries, Inc.                                  11,418          778,251
Praxair, Inc.                                         25,526        1,126,973
RPM International, Inc.                                  876           17,222
Scotts Co. (The) Class A (a)                             949           69,771
Sigma-Aldrich Corp.                                    3,061          185,068
                                                                 ------------
                                                                    3,983,605
                                                                 ------------
COMMERCIAL BANKS (3.6%)
Associated Banc-Corp                                  12,117          402,406
Bank of Hawaii Corp.                                   3,841          194,892
Colonial BancGroup, Inc. (The)                         9,775          207,523
Comerica, Inc.                                        11,966          730,165
Commerce Bancshares, Inc.                                874           43,875
Compass Bancshares, Inc.                               3,590          174,725
First Horizon National Corp.                           8,947          385,705
Hibernia Corp. Class A                                22,300          658,073
International Bancshares Corp.                           657           25,873
Mercantile Bankshares Corp.                            2,481          129,508
National City Corp.                                        1               29
Regions Financial Corp.                                    1               32
Sky Financial Group, Inc.                                117            3,355
South Financial Group, Inc. (The)                      5,066          164,797
Synovus Financial Corp.                               21,836          624,073
TCF Financial Corp.                                   10,173          326,960
UCBH Holdings, Inc.                                      647           29,646
UnionBanCal Corp.                                      1,527           98,461
Unizan Financial Corp.                                28,872          760,777
Wachovia Corp.                                        17,072          897,987
Wilmington Trust Corp.                                 6,601          238,626
                                                                 ------------
                                                                    6,097,488
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Allied Waste Industries, Inc. (a)                     45,764          424,690
ARAMARK Corp. Class B                                  4,136          109,645
Brink's Co. (The)                                      8,335          329,399
Career Education Corp. (a)                            11,171          446,840
Corporate Executive Board Co. (The)                    1,589          106,368
H&R Block, Inc.                                        7,306          357,994
Hewitt Associates, Inc. Class A (a)                    1,109           35,499
IKON Office Solutions, Inc.                           20,044          231,709
Laureate Education, Inc. (a)                             973           42,900
Pitney Bowes, Inc.                                    11,662          539,717
ServiceMaster Co. (The)                               16,383          225,922
Steelcase, Inc. Class A                                7,104           98,319
West Corp. (a)                                         1,975           65,392
                                                                 ------------
                                                                    3,014,394
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 170   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.5%)
3Com Corp. (a)                                        63,908     $    266,496
ADTRAN, Inc.                                          10,410          199,248
Andrew Corp. (a)                                      26,301          358,483
Comverse Technology, Inc. (a)                          6,140          150,123
Foundry Networks, Inc. (a)                            19,452          255,988
Harris Corp.                                           9,561          590,774
JDS Uniphase Corp. (a)                               140,411          445,103
McDATA Corp. Class A (a)                              18,282          108,961
Polycom, Inc. (a)                                      3,130           72,992
Tellabs, Inc. (a)                                     11,765          101,061
                                                                 ------------
                                                                    2,549,229
                                                                 ------------
COMPUTERS & PERIPHERALS (2.0%)
VApple Computer, Inc. (a)                             34,027        2,191,339
NCR Corp. (a)                                          6,825          472,495
Network Appliance, Inc. (a)                            7,103          235,962
Storage Technology Corp. (a)                          15,586          492,673
                                                                 ------------
                                                                    3,392,469
                                                                 ------------
CONSTRUCTION MATERIALS (0.7%)
Florida Rock Industries, Inc.                            700           41,671
Lafarge North America, Inc.                            3,400          174,488
Martin Marietta Materials, Inc.                        2,707          145,257
Vulcan Materials Co.                                  14,039          766,670
                                                                 ------------
                                                                    1,128,086
                                                                 ------------
CONSUMER FINANCE (0.8%)
AmeriCredit Corp. (a)                                 21,440          524,208
Providian Financial Corp. (a)                         41,680          686,469
WFS Financial, Inc. (a)                                2,247          114,103
                                                                 ------------
                                                                    1,324,780
                                                                 ------------
CONTAINERS & PACKAGING (0.8%)
Ball Corp.                                            13,133          577,589
Owens-Illinois, Inc. (a)                               8,306          188,131
Sealed Air Corp. (a)                                   2,643          140,793
Sonoco Products Co.                                    4,346          128,859
Temple-Inland, Inc.                                    5,507          376,679
                                                                 ------------
                                                                    1,412,051
                                                                 ------------
DISTRIBUTORS (0.5%)
Genuine Parts Co.                                     19,608          863,928
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Chicago Mercantile Exchange (The)                      3,032          693,418
CIT Group, Inc.                                       21,803          999,013
Instinet Group, Inc. (a)                              20,351          122,717
                                                                 ------------
                                                                    1,815,148
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
CenturyTel, Inc.                                      20,421          724,333
Citizens Communications Co.                           43,704          602,678
IDT Corp. Class B (a)                                  9,687          149,955


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Level 3 Communications, Inc. (a)                     111,181     $    376,903
NTL, Inc. (a)                                          3,058          223,112
Qwest Communications International, Inc. (a)          66,002          293,049
                                                                 ------------
                                                                    2,370,030
                                                                 ------------
ELECTRIC UTILITIES (3.8%)
Allegheny Energy, Inc. (a)                            18,707          368,715
Alliant Energy Corp.                                   3,044           87,058
CenterPoint Energy, Inc.                              26,057          294,444
Consolidated Edison, Inc.                              9,259          405,081
DPL, Inc.                                              2,901           72,844
VEdison International                                 46,444        1,487,601
FPL Group, Inc.                                        4,176          312,156
Hawaiian Electric Industries, Inc.                     2,525           73,604
Northeast Utilities                                    7,522          141,790
OGE Energy Corp.                                      13,164          701,378
Pinnacle West Capital Corp.                            7,464          197,871
PPL Corp.                                              6,765          300,434
TECO Energy, Inc.                                     15,795          242,295
TXU Corp.                                             14,747          952,066
Wisconsin Energy Corp.                                 5,233          176,405
Xcel Energy, Inc.                                     39,345          716,079
                                                                 ------------
                                                                    6,529,821
                                                                 ------------
ELECTRICAL EQUIPMENT (0.7%)
AMETEK, Inc.                                           5,005          178,528
Hubbell, Inc. Class A                                  3,100          149,916
Hubbell, Inc. Class B                                  2,921          152,768
Rockwell Automation, Inc.                             12,290          608,970
Roper Industries, Inc.                                 1,004           61,013
                                                                 ------------
                                                                    1,151,195
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Amphenol Corp. Class A (a)                             1,855           68,153
Avnet, Inc. (a)                                       19,720          359,693
AVX Corp.                                              8,500          107,100
Cogent, Inc. (a)                                         922           30,426
Ingram Micro, Inc. Class A (a)                        13,580          282,464
Jabil Circuit, Inc. (a)                               17,668          451,947
National Instruments Corp.                             8,790          239,528
PerkinElmer, Inc.                                     18,353          412,759
Sanmina-SCI Corp. (a)                                 53,901          456,541
Tech Data Corp. (a)                                    2,361          107,189
Tektronix, Inc.                                        6,101          184,311
Vishay Intertechnology, Inc. (a)                      23,843          358,122
Waters Corp. (a)                                       8,615          403,096
                                                                 ------------
                                                                    3,461,329
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc.                                    22,795          972,663
Diamond Offshore Drilling, Inc.                        2,192           87,790

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 171


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
ENSCO International, Inc.                              6,692     $    212,404
Grant Prideco, Inc. (a)                                8,800          176,440
                                                                 ------------
                                                                    1,449,297
                                                                 ------------
FOOD & STAPLES RETAILING (1.1%)
7-Eleven, Inc. (a)                                     3,776           90,435
Albertson's, Inc.                                     14,816          353,806
BJ's Wholesale Club, Inc. (a)                          6,959          202,716
Rite Aid Corp. (a)                                    70,478          257,950
Safeway, Inc. (a)                                     12,185          240,532
SUPERVALU, Inc.                                       19,451          671,448
                                                                 ------------
                                                                    1,816,887
                                                                 ------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                            22,699          506,415
Campbell Soup Co.                                     10,192          304,639
Hershey Foods Corp.                                    3,962          220,050
J.M. Smucker Co. (The)                                 9,394          442,175
Pilgrim's Pride Corp. Class B                          1,505           46,173
Tyson Foods, Inc. Class A                             20,693          380,751
                                                                 ------------
                                                                    1,900,203
                                                                 ------------
GAS UTILITIES (1.0%)
KeySpan Corp.                                         23,021          908,178
Sempra Energy                                         17,716          649,823
UGI Corp.                                              2,245           91,843
                                                                 ------------
                                                                    1,649,844
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Bausch & Lomb, Inc.                                    5,268          339,575
Cooper Cos., Inc.                                      1,015           71,649
C.R. Bard, Inc.                                        8,874          567,758
Dade Behring Holdings, Inc. (a)                        6,122          342,832
DENTSPLY International, Inc.                          11,575          650,515
Edwards Lifesciences Corp. (a)                         2,632          108,596
Hillenbrand Industries, Inc.                           8,167          453,595
Hospira, Inc. (a)                                      6,918          231,753
Kinetic Concepts, Inc. (a)                               963           73,477
Millipore Corp. (a)                                      239           11,905
Respironics, Inc. (a)                                  3,332          181,128
                                                                 ------------
                                                                    3,032,783
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.0%)
Accredo Health, Inc. (a)                               7,937          220,014
AmerisourceBergen Corp.                               20,747        1,217,434
CIGNA Corp.                                           10,174          829,893
Covance, Inc. (a)                                      6,242          241,878
Coventry Health Care, Inc. (a)                         8,814          467,847
DaVita, Inc. (a)                                       6,532          258,210
Express Scripts, Inc. (a)                              2,058          157,313
Humana, Inc. (a)                                       3,698          109,794
Laboratory Corp. of America Holdings (a)               2,822          140,592


                                                        SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Lincare Holdings, Inc. (a)                            18,452     $    786,978
Manor Care, Inc.                                       2,425           85,918
McKesson Corp.                                         9,825          309,094
PacifiCare Health Systems, Inc. (a)                    4,130          233,428
Pharmaceutical Product Development, Inc. (a)           2,123           87,659
Quest Diagnostics, Inc.                                3,607          344,649
Service Corp. International (a)                       11,139           82,985
Triad Hospitals, Inc. (a)                              8,536          317,624
WellChoice, Inc. (a)                                     428           22,855
WellPoint, Inc. (a)                                    8,504          977,960
                                                                 ------------
                                                                    6,892,125
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.8%)
Caesars Entertainment, Inc. (a)                       45,274          911,818
Choice Hotels International, Inc.                      3,033          175,914
Darden Restaurants, Inc.                              23,050          639,407
Harrah's Entertainment, Inc.                          11,217          750,305
Hilton Hotels Corp.                                   28,468          647,362
Mandalay Resort Group                                  3,084          217,206
Marriott International, Inc. Class A                   6,574          414,031
MGM Mirage (a)                                         3,160          229,859
Ruby Tuesday, Inc.                                    10,898          284,220
Starwood Hotels & Resorts Worldwide, Inc.             14,795          864,028
Station Casinos, Inc.                                  4,213          230,367
Yum! Brands, Inc.                                     24,229        1,143,124
                                                                 ------------
                                                                    6,507,641
                                                                 ------------
HOUSEHOLD DURABLES (2.0%)
Black & Decker Corp. (The)                             5,957          526,182
Harman International Industries, Inc.                  8,219        1,043,813
Leggett & Platt, Inc.                                 19,092          542,786
Newell Rubbermaid, Inc.                               31,997          774,007
NVR, Inc. (a)                                            405          311,607
Snap-on, Inc.                                          1,823           62,638
Stanley Works (The)                                    5,077          248,722
                                                                 ------------
                                                                    3,509,755
                                                                 ------------
HOUSEHOLD PRODUCTS (0.4%)
Clorox Co. (The)                                       4,698          276,853
Energizer Holdings, Inc. (a)                           8,157          405,321
                                                                 ------------
                                                                      682,174
                                                                 ------------
INDUSTRIAL CONGLOMERATES (1.0%)
Alleghany Corp. (a)                                      663          189,121
ALLETE, Inc.                                           4,998          183,677
Textron, Inc.                                         17,438        1,286,925
                                                                 ------------
                                                                    1,659,723
                                                                 ------------
INSURANCE (4.8%)
Ambac Financial Group, Inc.                            4,415          362,604
American Financial Group, Inc.                         1,363           42,676
Aon Corp.                                             31,324          747,391

M- 172   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Cincinnati Financial Corp.                             4,058     $    179,607
Erie Indemnity Co. Class A                             1,149           60,403
First American Corp.                                   5,010          176,051
Gallagher (Arthur J.) & Co.                            5,331          173,258
Genworth Financial, Inc. Class A                      21,278          574,506
HCC Insurance Holdings, Inc.                           7,246          239,987
Jefferson-Pilot Corp.                                  5,700          296,172
Lincoln National Corp.                                 7,104          331,615
Loews Corp.                                           16,915        1,189,124
Markel Corp. (a)                                         989          359,996
Mercury General Corp.                                  2,214          132,663
Nationwide Financial Services, Inc. Class A            7,985          305,266
Old Republic International Corp.                      10,685          270,330
Protective Life Corp.                                  6,894          294,305
Reinsurance Group of America, Inc.                     1,293           62,646
SAFECO Corp.                                          19,440        1,015,546
StanCorp Financial Group, Inc.                         2,069          170,692
Torchmark Corp.                                        4,099          234,217
UnumProvident Corp.                                   33,301          597,420
W.R. Berkley Corp.                                     7,845          370,049
                                                                 ------------
                                                                    8,186,524
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.5%)
VeriSign, Inc. (a)                                    25,875          867,330
                                                                 ------------
IT SERVICES (2.3%)
Acxiom Corp.                                          10,933          287,538
Affiliated Computer Services, Inc. Class A (a)         3,356          201,998
Alliance Data Systems Corp. (a)                        1,754           83,280
BearingPoint, Inc. (a)                                25,984          208,651
Certegy, Inc.                                          1,998           70,989
CheckFree Corp. (a)                                    6,913          263,247
Computer Sciences Corp. (a)                           13,934          785,459
Electronic Data Systems Corp.                         49,040        1,132,824
Sabre Holdings Corp. Class A                          21,819          483,509
Unisys Corp. (a)                                      44,971          457,805
                                                                 ------------
                                                                    3,975,300
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.7%)
Brunswick Corp.                                        9,942          492,129
VEastman Kodak Co.                                    53,241        1,717,022
Hasbro, Inc.                                          23,452          454,500
Polaris Industries, Inc.                               3,275          222,766
                                                                 ------------
                                                                    2,886,417
                                                                 ------------
MACHINERY (3.0%)
Crane Co.                                              8,470          244,275
Cummins, Inc.                                          2,943          246,594
Eaton Corp.                                           15,379        1,112,824
Graco, Inc.                                            6,896          257,566


                                                        SHARES          VALUE
MACHINERY (CONTINUED)
Harsco Corp.                                           4,678     $    260,752
PACCAR, Inc.                                          11,319          910,953
Parker Hannifin Corp.                                 17,178        1,301,062
Pentair, Inc.                                          5,175          225,423
SPX Corp.                                             11,139          446,228
Timken Co. (The)                                       2,768           72,023
                                                                 ------------
                                                                    5,077,700
                                                                 ------------
MEDIA (1.4%)
Cox Radio, Inc. Class A (a)                            6,254          103,066
Dex Media, Inc.                                        2,341           58,431
Entercom Communications Corp. (a)                      6,403          229,804
Gemstar-TV Guide International, Inc. (a)              43,887          259,811
Lamar Advertising Co. Class A (a)                      3,383          144,725
McClatchy Co. (The) Class A                            1,297           93,137
Meredith Corp.                                         1,620           87,804
Metro-Goldwyn-Mayer, Inc. (a)                          2,584           30,698
Regal Entertainment Group Class A                      3,498           72,584
Sirius Satellite Radio, Inc. (a)                      28,276          216,311
UnitedGlobalCom, Inc. (a)                             15,406          148,822
Univision Communications, Inc. Class A (a)            15,644          457,900
Wiley (John) & Sons, Inc. Class A                      6,757          235,414
XM Satellite Radio Holdings, Inc. Class A (a)          7,105          267,290
                                                                 ------------
                                                                    2,405,797
                                                                 ------------
METALS & MINING (2.5%)
CONSOL Energy, Inc.                                    8,961          367,849
International Steel Group, Inc. (a)                      752           30,501
Massey Energy Co.                                     10,909          381,270
Nucor Corp.                                           11,966          626,300
Peabody Energy Corp.                                   9,191          743,644
VPhelps Dodge Corp.                                   13,436        1,329,089
United States Steel Corp.                             16,276          834,145
                                                                 ------------
                                                                    4,312,798
                                                                 ------------
MULTILINE RETAIL (1.9%)
Dillard's, Inc. Class A                                6,987          187,741
Federated Department Stores, Inc.                     15,364          887,885
J.C. Penney Co., Inc. (Holding Co.)                   23,897          989,336
Kmart Holding Corp. (a)                                6,794          672,266
Sears, Roebuck and Co.                                 9,086          463,659
                                                                 ------------
                                                                    3,200,887
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (2.9%)
AES Corp. (The) (a)                                   49,681          679,139
Constellation Energy Group, Inc.                       6,863          299,982
Dynegy, Inc. Class A (a)                              19,128           88,371
El Paso Corp.                                         28,412          295,485
Energy East Corp.                                     14,021          374,080
MDU Resources Group, Inc.                              8,832          235,638
National Fuel Gas Co.                                 10,398          294,679

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 173


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
NRG Energy, Inc. (a)                                   5,900     $    212,695
ONEOK, Inc.                                           14,744          419,025
Questar Corp.                                          8,639          440,244
Reliant Energy, Inc. (a)                              22,011          300,450
Westar Energy, Inc.                                    5,838          133,515
Williams Cos., Inc. (The)                             75,170        1,224,519
                                                                 ------------
                                                                    4,997,822
                                                                 ------------
OFFICE ELECTRONICS (1.0%)
VXerox Corp. (a)                                     100,841        1,715,305
                                                                 ------------

OIL & GAS (6.3%)
Amerada Hess Corp.                                    11,124          916,395
Ashland, Inc.                                          7,916          462,136
EOG Resources, Inc.                                   16,748        1,195,137
Kerr-McGee Corp.                                      14,173          819,044
Marathon Oil Corp.                                    27,210        1,023,368
Murphy Oil Corp.                                      11,754          945,609
Newfield Exploration Co. (a)                           5,952          351,466
Noble Energy, Inc.                                     8,351          514,923
Sunoco, Inc.                                          10,864          887,697
Unocal Corp.                                          25,148        1,087,400
VValero Energy Corp.                                  34,342        1,559,127
XTO Energy, Inc.                                      27,755          981,972
                                                                 ------------
                                                                   10,744,274
                                                                 ------------
PAPER & FOREST PRODUCTS (1.5%)
VGeorgia-Pacific Corp.                                36,514        1,368,545
Louisiana-Pacific Corp.                               15,629          417,919
MeadWestvaco Corp.                                    19,057          645,842
Rayonier, Inc.                                         3,254          159,153
                                                                 ------------
                                                                    2,591,459
                                                                 ------------
PERSONAL PRODUCTS (0.4%)
Estee Lauder Cos., Inc. (The) Class A                 10,751          492,074
NBTY, Inc. (a)                                         8,925          214,289
                                                                 ------------
                                                                      706,363
                                                                 ------------
PHARMACEUTICALS (1.3%)
Endo Pharmaceuticals Holdings, Inc. (a)                7,681          161,455
Eon Labs, Inc. (a)                                     4,593          124,011
IVAX Corp. (a)                                        28,364          448,719
King Pharmaceuticals, Inc. (a)                        36,715          455,266
Medicis Pharmaceutical Corp. Class A                   9,178          322,239
MGI Pharma, Inc. (a)                                  11,529          322,927
Mylan Laboratories, Inc.                               3,826           67,644
Sepracor, Inc. (a)                                     6,173          366,491
                                                                 ------------
                                                                    2,268,752
                                                                 ------------
REAL ESTATE (4.2%)
Apartment Investment & Management Co. Class A          9,691          373,491


                                                        SHARES          VALUE
REAL ESTATE (CONTINUED)
Archstone-Smith Trust                                 16,650     $    637,695
Arden Realty, Inc.                                     2,898          109,313
Avalonbay Communities, Inc.                           10,288          774,687
Catellus Development Corp.                             4,565          139,689
CBL & Associates Properties, Inc.                      2,203          168,199
Equity Office Properties Trust                        21,057          613,180
Equity Residential                                    22,918          829,173
Federal Realty Investment Trust                        2,289          118,227
Host Marriot Corp.                                    36,844          637,401
Mack-Cali Realty Corp.                                 2,688          123,729
Mills Corp. (The)                                      2,374          151,366
Plum Creek Timber Co., Inc.                           18,225          700,569
Reckson Associates Realty Corp.                       10,014          328,559
Regency Centers Corp.                                  2,695          149,303
St. Joe Co. (The)                                      2,049          131,546
Simon Property Group, Inc.                             5,363          346,825
Trizec Properties, Inc.                               12,734          240,927
Vornado Realty Trust                                   7,261          552,780
                                                                 ------------
                                                                    7,126,659
                                                                 ------------
ROAD & RAIL (1.4%)
Burlington Northern Santa Fe Corp.                    20,362          963,326
CSX Corp.                                              9,509          381,121
Norfolk Southern Corp.                                23,501          850,501
Sirva, Inc. (a)                                        3,310           63,618
Yellow Roadway Corp. (a)                               3,895          216,991
                                                                 ------------
                                                                    2,475,557
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Advanced Micro Devices, Inc. (a)                      37,802          832,400
Agere Systems, Inc. Class B (a)                      282,285          381,085
Altera Corp. (a)                                      52,102        1,078,511
Conexant Systems, Inc. (a)                            75,460          150,165
Cree, Inc. (a)                                         6,919          277,313
Freescale Semiconductor, Inc. Class B (a)             35,738          656,150
Integrated Circuit Systems, Inc. (a)                  11,882          248,571
Intersil Corp. Class A                                24,559          411,118
Lam Research Corp. (a)                                18,455          533,534
LSI Logic Corp. (a)                                   62,558          342,818
Microchip Technology, Inc.                             1,737           46,308
Novellus Systems, Inc. (a)                            16,250          453,213
PMC-Sierra, Inc. (a)                                  28,915          325,294
Rambus, Inc. (a)                                      14,198          326,554
RF Micro Devices, Inc. (a)                            24,498          167,566
Teradyne, Inc. (a)                                    26,738          456,418
                                                                 ------------
                                                                    6,687,018
                                                                 ------------
SOFTWARE (2.7%)
Adobe Systems, Inc.                                    4,370          274,174
Autodesk, Inc.                                        17,455          662,417
BMC Software, Inc. (a)                                31,745          590,457
Citrix Systems, Inc. (a)                              30,954          759,302

M- 174   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Intuit, Inc. (a)                                       7,813     $    343,850
Macromedia, Inc. (a)                                   4,915          152,955
McAfee, Inc. (a)                                      14,178          410,170
Red Hat, Inc. (a)                                     26,497          353,735
Reynolds & Reynolds Co. (The) Class A                  1,979           52,463
Siebel Systems, Inc. (a)                              45,062          473,151
Synopsys, Inc. (a)                                    21,544          422,693
TIBCO Software, Inc. (a)                               4,813           64,205
                                                                 ------------
                                                                    4,559,572
                                                                 ------------
SPECIALTY RETAIL (3.4%)
Abercrombie & Fitch Co. Class A                       13,675          642,041
American Eagle Outfitters, Inc.                        4,025          189,577
AnnTaylor Stores Corp. (a)                            11,172          240,533
Barnes & Noble, Inc. (a)                               2,337           75,415
Borders Group, Inc.                                    2,849           72,365
Circuit City Stores, Inc.                             36,235          566,715
Claire's Stores, Inc.                                 11,639          247,329
VLimited Brands, Inc.                                 57,981        1,334,723
Michaels Stores, Inc.                                 20,086          601,977
Office Depot, Inc. (a)                                 9,808          170,267
Pacific Sunwear of California, Inc. (a)               12,550          279,363
PETCO Animal Supplies, Inc. (a)                          582           22,977
PETsMART, Inc.                                         9,824          349,047
Sherwin-Williams Co. (The)                             8,604          383,997
Talbots, Inc. (The)                                    3,181           86,619
Toys "R" Us, Inc. (a)                                 30,754          629,534
                                                                 ------------
                                                                    5,892,479
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Liz Claiborne, Inc.                                    3,484          147,060
Polo Ralph Lauren Corp.                                3,049          129,887
                                                                 ------------
                                                                      276,947
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.6%)
Independence Community Bank Corp.                      5,976          254,458
New York Community Bancorp, Inc.                      22,127          455,152
People's Bank                                          2,260           87,892
W Holding Co., Inc.                                    3,177           72,880
Webster Financial Corp.                                1,639           82,999
                                                                 ------------
                                                                      953,381
                                                                 ------------
TOBACCO (0.6%)
Loews Corp.-Carolina Group                             8,352          241,790
Reynolds American, Inc.                                7,256          570,322
UST, Inc.                                              6,128          294,818
                                                                 ------------
                                                                    1,106,930
                                                                 ------------


                                                        SHARES          VALUE
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Grainger (W.W.), Inc.                                  1,760     $    117,251
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
American Tower Corp. Class A (a)                      35,734          657,505
Crown Castle International Corp. (a)                  13,673          227,519
Nextel Partners, Inc. Class A (a)                      8,692          169,841
SpectraSite, Inc. (a)                                  5,621          325,456
Telephone and Data Systems, Inc.                       4,905          377,440
United States Cellular Corp. (a)                       2,222           99,457
Western Wireless Corp. Class A (a)                     8,620          252,566
                                                                 ------------
                                                                    2,109,784
                                                                 ------------
Total Common Stocks
  (Cost $137,052,331)                                             163,005,800
                                                                 ------------

INVESTMENT COMPANIES (4.1%)
-----------------------------------------------------------------------------
CAPITAL MARKETS (4.1%)
VDIAMONDS Trust, Series I (b)                         31,777        3,416,345
S&P 500 Index-SPDR Trust, Series 1 (b)                     1              121
VS&P MidCap 400 Index-MidCap SPDR Trust, Series 1
  (b)                                                 30,022        3,632,662
                                                                 ------------
Total Investment Companies
  (Cost $6,881,106)                                                 7,049,128
                                                                 ------------
Total Investments
  (Cost $143,933,437) (c)                               99.5%     170,054,928(d)
Cash and Other Assets,
  Less Liabilities                                       0.5          784,817
                                                     -------     ------------
Net Assets                                             100.0%    $170,839,745
                                                     =======     ============

(a)  Non-income producing security.
(b) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(c) The cost for federal income tax purposes is $144,230,332.
(d)  At December 31, 2004 net unrealized appreciation was
     $25,824,596, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,209,050 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $384,454.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 175

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $143,933,437)                $170,054,928
Cash                                               2,327,066
Receivables:
  Investment securities sold                      18,585,957
  Fund shares sold                                 3,006,024
  Dividends                                          335,290
Other assets                                             229
                                                ------------
    Total assets                                 194,309,494
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                 23,312,933
  Manager                                             84,603
  NYLIFE Distributors                                  8,321
  Fund shares redeemed                                    11
Accrued expenses                                      63,881
                                                ------------
    Total liabilities                             23,469,749
                                                ------------
Net assets                                      $170,839,745
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     97,662
  Service Class                                       32,572
Additional paid-in capital                       139,156,528
Accumulated undistributed net investment
  income                                              12,994
Accumulated net realized gain on investments       5,418,498
Net unrealized appreciation on investments        26,121,491
                                                ------------
Net assets                                      $170,839,745
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $128,177,665
                                                ============
Shares of capital stock outstanding                9,766,191
                                                ============
Net asset value per share outstanding           $      13.12
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 42,662,080
                                                ============
Shares of capital stock outstanding                3,257,153
                                                ============
Net asset value per share outstanding           $      13.10
                                                ============

M- 176   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,787,373
  Interest                                             1,443
                                                 -----------
    Total income                                   1,788,816
                                                 -----------
EXPENSES:
  Manager                                            902,871
  Custodian                                           66,453
  Distribution and service -- Service Class           58,683
  Shareholder communication                           55,578
  Professional                                        43,732
  Directors                                           11,478
  Portfolio pricing                                    8,743
  Miscellaneous                                       16,838
                                                 -----------
    Total expenses                                 1,164,376
  Expense reimbursement from Manager                 (64,736)
                                                 -----------
    Net expenses                                   1,099,640
                                                 -----------
Net investment income                                689,176
                                                 -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on Investments                   8,341,960
Net increase from payment by affiliate for loss
  on the disposal of investment in violation of
  restrictions                                           990
Net change in unrealized appreciation on
  investments                                     17,978,513
                                                 -----------
Net realized and unrealized gain on investments   26,321,463
                                                 -----------
Net increase in net assets resulting from
  operations                                     $27,010,639
                                                 -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 177

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                               2004          2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $    689,176   $   226,410
 Net realized gain on investments         8,341,960     4,508,079
 Net increase from payment by
  affiliate for loss on the disposal
  of investment in violation of
  restrictions                                  990            --
 Net change in unrealized
  appreciation (depreciation) on
  investments                            17,978,513     8,591,738
                                       --------------------------
 Net increase in net assets resulting
  from operations                        27,010,639    13,326,227
                                       --------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Initial Class                           (553,375)     (198,571)
   Service Class                           (128,738)      (26,563)

 From net realized gain on investments:
   Initial Class                         (2,585,993)           --
   Service Class                           (875,838)           --
                                       --------------------------
 Total dividends and distributions to
  shareholders                           (4,143,944)     (225,134)
                                       --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         57,048,634    18,988,558
   Service Class                         28,371,406     8,285,865

 Net asset value of shares issued
  to shareholders in reinvestment of dividends and
  distributions:
   Initial Class                          3,139,368       198,571
   Service Class                          1,004,576        26,563
                                       --------------------------
                                         89,563,984    27,499,557

 Cost of shares redeemed:
   Initial Class                         (5,180,326)   (4,197,983)
   Service Class                           (691,945)      (57,250)
                                       --------------------------
                                         (5,872,271)   (4,255,233)
                                       --------------------------
    Increase in net assets derived
     from capital share transactions     83,691,713    23,244,324
                                       --------------------------
    Net increase in net assets          106,558,408    36,345,417

NET ASSETS:
Beginning of year                        64,281,337    27,935,920
                                       --------------------------
End of year                            $170,839,745   $64,281,337
                                       ==========================
Accumulated undistributed net
  investment income at end of year     $     12,994   $     5,931
                                       ==========================

M- 178   MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS                                SERVICE CLASS
                                --------------------------------------------------------   ---------------------------
                                                                              JUNE 5,                       JUNE 5,
                                                                              2003(A)                       2003(A)
                                                                              THROUGH       YEAR ENDED      THROUGH
                                         YEAR ENDED DECEMBER 31,            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2004           2003           2002           2001           2004           2003
Net asset value at beginning
 of period                       $  11.01       $  8.16        $  9.40        $ 10.00        $ 11.00         $ 9.28
                                 --------       -------        -------        -------        -------         ------
Net investment income                0.06          0.05(b)        0.02           0.02           0.04           0.03(b)
Net realized and unrealized
 gain (loss) on investments          2.39          2.84          (1.24)         (0.60)          2.38           1.72
                                 --------       -------        -------        -------        -------         ------
Total from investment
 operations                          2.45          2.89          (1.22)         (0.58)          2.42           1.75
                                 --------       -------        -------        -------        -------         ------
Less dividends and
 distributions:
 From net investment income         (0.06)        (0.04)         (0.02)         (0.02)         (0.04)         (0.03)
 From net realized gain on
   investments                      (0.28)           --             --             --          (0.28)            --
                                 --------       -------        -------        -------        -------         ------
Total dividends and
 distributions                      (0.34)        (0.04)         (0.02)         (0.02)         (0.32)         (0.03)
                                 --------       -------        -------        -------        -------         ------
Net asset value at end of
 period                          $  13.12       $ 11.01        $  8.16        $  9.40        $ 13.10         $11.00
                                 ========       =======        =======        =======        =======         ======
Total investment return             22.27%        35.43%        (12.92%)        (5.86%)(c)     21.96%         18.89%(c)
Ratios (to average net
 assets)/Supplement Data:
   Net investment income             0.70%         0.55%          0.39%          0.44%+         0.45%          0.30%+(d)
   Net expenses                      0.98%         0.98%          0.98%          0.98%+         1.23%          1.23%+
   Expenses (before
     reimbursement)                  1.04%         1.18%          1.34%          1.84%+         1.29%          1.43%+
Portfolio turnover rate               185%          202%           217%            74%           185%           202%
Net assets at end of period
 (in 000's)                      $128,178       $55,351        $27,936        $12,741        $42,662         $8,930

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 179

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES          VALUE

COMMON STOCKS (99.2%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.1%)
Alliant Techsystems, Inc. (a)                           34,500   $  2,255,610
L-3 Communications Holdings, Inc.                       41,300      3,024,812
United Defense Industries, Inc. (a)                     59,800      2,825,550
                                                                 ------------
                                                                    8,105,972
                                                                 ------------
AUTOMOBILES (1.6%)
Winnebago Industries, Inc.                              78,300      3,058,398
                                                                 ------------

BIOTECHNOLOGY (0.7%)
Mannkind Corp. (a)                                      88,400      1,392,300
                                                                 ------------

CAPITAL MARKETS (2.9%)
Affiliated Managers Group, Inc. (a)                     49,550      3,356,517
E*TRADE Financial Corp. (a)                            152,100      2,273,895
                                                                 ------------
                                                                    5,630,412
                                                                 ------------
CHEMICALS (1.3%)
Scotts Co. (The) Class A (a)                            34,700      2,551,144
                                                                 ------------

COMMERCIAL BANKS (2.4%)
UCBH Holdings, Inc.                                     49,400      2,263,508
Westcorp                                                54,500      2,503,185
                                                                 ------------
                                                                    4,766,693
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Corinthian Colleges, Inc. (a)                           86,300      1,626,324
                                                                 ------------

COMMUNICATIONS EQUIPMENT (1.2%)
Avocent Corp. (a)                                       13,600        551,072
InterDigital Communications Corp. (a)                   24,500        541,450
QLogic Corp. (a)                                        35,400      1,300,242
                                                                 ------------
                                                                    2,392,764
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.2%)
Fluor Corp.                                             42,800      2,333,028
                                                                 ------------

CONSTRUCTION MATERIALS (1.9%)

VEagle Materials, Inc.                                  40,389      3,487,590
Eagle Materials, Inc. Class B                            2,481        209,148
                                                                 ------------
                                                                    3,696,738
                                                                 ------------
CONSUMER FINANCE (2.5%)
Capital One Financial Corp.                             34,300      2,888,403
Providian Financial Corp. (a)                          124,000      2,042,280
                                                                 ------------
                                                                    4,930,683
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
Amphenol Corp. Class A (a)                              22,300        819,302
CDW Corp.                                               19,500      1,293,825

VGarmin Ltd.                                            57,300      3,486,132
                                                                 ------------
                                                                    5,599,259
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.5%)
National-Oilwell, Inc. (a)                              82,400      2,907,896
                                                                 ------------



                                                        SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (5.6%)
Cooper Cos., Inc. (The)                                 43,500   $  3,070,665
Cytyc Corp. (a)                                        110,700      3,051,999
Fisher Scientific International, Inc. (a)               31,500      1,964,970
Varian Medical Systems, Inc. (a)                        70,100      3,031,124
                                                                 ------------
                                                                   11,118,758
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (12.5%)
Caremark Rx, Inc. (a)                                   52,600      2,074,018

VCoventry Health Care, Inc. (a)                         73,200      3,885,456
First Health Group Corp. (a)                            71,800      1,343,378
Henry Schein, Inc. (a)                                  31,600      2,200,624

VPacifiCare Health Systems, Inc. (a)                    75,000      4,239,000
Pharmaceutical Product Development, Inc. (a)            50,100      2,068,629
Quest Diagnostics, Inc.                                 25,900      2,474,745
Sierra Health Services, Inc. (a)                        56,300      3,102,693
WellChoice, Inc. (a)                                    59,100      3,155,940
                                                                 ------------
                                                                   24,544,483
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Boyd Gaming Corp.                                       77,800      3,240,370
Las Vegas Sands Corp. (a)                                4,500        216,000

VPenn National Gaming, Inc. (a)                         60,700      3,675,385
                                                                 ------------
                                                                    7,131,755
                                                                 ------------
HOUSEHOLD DURABLES (17.1%)
Centex Corp.                                            35,300      2,103,174

VD.R. Horton, Inc.                                     107,250      4,323,248

VHarman International Industries, Inc.                  29,500      3,746,500
Hovnanian Enterprises, Inc. Class A (a)                 60,700      3,005,864
KB HOME                                                 30,400      3,173,760
Lennar Corp. Class A                                    50,000      2,834,000
Lennar Corp. Class B                                     2,540        132,613
M.D.C. Holdings, Inc.                                   32,260      2,788,554
Mohawk Industries, Inc. (a)                             32,900      3,002,125
Ryland Group, Inc. (The)                                49,200      2,830,968
Stanley Works (The)                                     55,300      2,709,147
Toro Co. (The)                                          36,500      2,969,275
                                                                 ------------
                                                                   33,619,228
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 180   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.5%)
VeriSign, Inc. (a)                                      88,600   $  2,969,872
                                                                 ------------

IT SERVICES (1.8%)
Acxiom Corp.                                            92,800      2,440,640
Affiliated Computer Services, Inc. Class A (a)          20,000      1,203,800
                                                                 ------------
                                                                    3,644,440
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick Corp.                                         20,000        990,000
                                                                 ------------

MACHINERY (2.9%)
Oshkosh Truck Corp.                                     39,100      2,673,658
Terex Corp. (a)                                         62,600      2,982,890
                                                                 ------------
                                                                    5,656,548
                                                                 ------------
METALS & MINING (6.7%)
Arch Coal, Inc.                                         90,800      3,227,032
Massey Energy Co.                                       94,300      3,295,785

VPeabody Energy Corp.                                   50,800      4,110,228
Steel Dynamics, Inc.                                    68,100      2,579,628
                                                                 ------------
                                                                   13,212,673
                                                                 ------------
OIL & GAS (1.5%)
Newfield Exploration Co. (a)                            50,000      2,952,500
                                                                 ------------

PHARMACEUTICALS (1.0%)
Endo Pharmaceuticals
  Holdings, Inc. (a)                                    89,100      1,872,882
                                                                 ------------

REAL ESTATE (1.9%)

VSt. Joe Co. (The)                                      59,300      3,807,060
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Altera Corp. (a)                                        18,700        387,090
Integrated Circuit Systems, Inc. (a)                    36,200        757,304
Novellus Systems, Inc. (a)                              25,000        697,250
Semtech Corp. (a)                                       24,900        544,563
Silicon Laboratories, Inc. (a)                          19,900        702,669
                                                                 ------------
                                                                    3,088,876
                                                                 ------------
SOFTWARE (4.0%)
Activision, Inc. (a)                                    74,600      1,505,428
Amdocs Ltd. (a)                                         27,300        716,625
Autodesk, Inc.                                          80,400      3,051,180
FactSet Research Systems, Inc.                          45,800      2,676,552
                                                                 ------------
                                                                    7,949,785
                                                                 ------------
SPECIALTY RETAIL (6.4%)
Aaron Rents, Inc.                                      102,500      2,562,500
Chico's FAS, Inc. (a)                                   62,900      2,863,837
Claire's Stores, Inc.                                   88,100      1,872,125
Michaels Stores, Inc.                                   87,800      2,631,366
Sherwin-Williams Co. (The)                              60,000      2,677,800
                                                                 ------------
                                                                   12,607,628
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (2.7%)

VCoach, Inc. (a)                                        61,300      3,457,320
Warnaco Group, Inc. (The) (a)                           85,900      1,855,440
                                                                 ------------
                                                                    5,312,760
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.0%)
Doral Financial Corp.                                   60,450      2,977,163
IndyMac Bancorp, Inc.                                   87,100      3,000,595
                                                                 ------------
                                                                    5,977,758
                                                                 ------------
Total Common Stocks
  (Cost $146,849,340)                                             195,448,617
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENT (1.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
UBS Finance (Delaware) LLC 2.18%, due 1/3/05        $2,100,000      2,099,745
                                                                 ------------
Total Short-Term Investment
  (Cost $2,099,745)                                                 2,099,745
                                                                 ------------
Total Investments
  (Cost $148,949,085) (b)                                100.3%   197,548,362(c)
Liabilities in Excess of
  Cash and Other Assets                                   (0.3)      (552,576)
                                                    ----------   ------------
Net Assets                                               100.0%  $196,995,786
                                                    ==========   ============

(a)  Non-income producing security.
(b) The cost for federal income tax purposes is $149,386,293.
(c)  At December 31, 2004 net unrealized appreciation was
     $48,162,069, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $49,367,117 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,205,048.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 181

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $148,949,085)                $197,548,362
Cash                                                     676
Receivables:
  Investment securities sold                       3,205,415
  Fund shares sold                                   222,666
  Dividends                                           48,812
Other assets                                             372
                                                ------------
    Total assets                                 201,026,303
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  3,823,043
  Manager                                            120,067
  NYLIFE Distributors                                 13,966
  Fund shares redeemed                                 8,728
  Custodian                                            3,972
Accrued expenses                                      60,741
                                                ------------
    Total liabilities                              4,030,517
                                                ------------
Net assets                                      $196,995,786
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    109,716
  Service Class                                       60,241
Additional paid-in capital                       151,930,781
Accumulated net realized loss on investments      (3,704,229)
Net unrealized appreciation on investments        48,599,277
                                                ------------
Net assets                                      $196,995,786
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $127,345,055
                                                ============
Shares of capital stock outstanding               10,971,604
                                                ============
Net asset value per share outstanding           $      11.61
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 69,650,731
                                                ============
Shares of capital stock outstanding                6,024,075
                                                ============
Net asset value per share outstanding           $      11.56
                                                ============

M- 182   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $   767,363
  Interest                                            34,981
                                                 -----------
    Total income                                     802,344
                                                 -----------
EXPENSES:
  Manager                                          1,083,456
  Distribution and service -- Service Class          102,817
  Shareholder communication                           82,297
  Professional                                        47,253
  Custodian                                           22,826
  Directors                                           11,582
  Portfolio pricing                                    3,391
  Miscellaneous                                       18,623
                                                 -----------
    Total expenses                                 1,372,245
                                                 -----------
Net investment loss                                 (569,901)
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   4,467,613
Net change in unrealized appreciation on
  investments                                     29,489,311
                                                 -----------
Net realized and unrealized gain on investments   33,956,924
                                                 -----------
Net increase in net assets resulting from
  operations                                     $33,387,023
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,469.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 183

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                  $   (569,901)  $   (287,590)
 Net realized gain (loss) on
  investments                            4,467,613     (1,945,913)
 Net change in unrealized
  appreciation (depreciation) on
  investments                           29,489,311     20,457,689
                                      ---------------------------
 Net increase in net assets
  resulting from operations             33,387,023     18,224,186
                                      ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                        35,057,296     47,169,766
   Service Class                        46,396,892     16,117,063
                                      ---------------------------
                                        81,454,188     63,286,829

 Cost of shares redeemed:
   Initial Class                       (13,969,281)    (3,683,456)
   Service Class                        (4,498,876)      (435,043)
                                      ---------------------------
                                       (18,468,157)    (4,118,499)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    62,986,031     59,168,330
                                      ---------------------------
    Net increase in net assets          96,373,054     77,392,516

NET ASSETS:
Beginning of year                      100,622,732     23,230,216
                                      ---------------------------
End of year                           $196,995,786   $100,622,732
                                      ===========================

M- 184   MainStay VP Mid Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 INITIAL CLASS                           SERVICE CLASS
                                -----------------------------------------------   ---------------------------
                                                                     JULY 2,                       JUNE 5,
                                                                     2001(A)                       2003(A)
                                                                     THROUGH       YEAR ENDED      THROUGH
                                    YEAR ENDED DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   2004        2003       2002         2001           2004           2003
Net asset value at beginning
  of period                      $   9.47    $  6.54    $  9.16      $ 10.00        $  9.45        $  7.77
                                 --------    -------    -------      -------        -------        -------
Net investment loss (b)             (0.03)     (0.04)     (0.05)       (0.02)         (0.05)         (0.03)
Net realized and unrealized
  gain (loss) on investments         2.17       2.97      (2.57)       (0.82)          2.16           1.71
                                 --------    -------    -------      -------        -------        -------
Total from investment
  operations                         2.14       2.93      (2.62)       (0.84)          2.11           1.68
                                 --------    -------    -------      -------        -------        -------
Net asset value at end of
  period                         $  11.61    $  9.47    $  6.54      $  9.16        $ 11.56        $  9.45
                                 ========    =======    =======      =======        =======        =======
Total investment return             22.61%     44.78%    (28.59%)      (8.43%)(c)     22.30%         21.71%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.32%)    (0.57%)    (0.67%)      (0.41%)+       (0.57%)        (0.82%)+(d)
    Net expenses                     0.88%      0.97%      0.97%        0.97%+         1.13%          1.22%+
    Expenses (before
      reimbursement)                 0.88%      0.97%      1.10%        1.79%+         1.13%          1.22%+
Portfolio turnover rate                50%        38%       163%          57%            50%            38%
Net assets at end of period
  (in 000's)                     $127,345    $83,839    $23,230      $13,967        $69,651        $16,783

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                       M- 185

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                         SHARES          VALUE
COMMON STOCKS (85.4%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.1%)
Raytheon Co.                                             92,400   $  3,587,892
                                                                  ------------

AUTO COMPONENTS (0.9%)
TRW Automotive Holdings Corp. (a)                       144,500      2,991,150
                                                                  ------------
CHEMICALS (5.0%)
Air Products & Chemicals, Inc.                           18,750      1,086,937
Arch Chemicals, Inc.                                    143,700      4,135,686
Crompton Corp.                                          580,900      6,854,620
Mosaic Co. (The) (a)                                     17,200        280,704
Olin Corp.                                              207,075      4,559,792
                                                                  ------------
                                                                    16,917,739
                                                                  ------------
COMMERCIAL BANKS (2.5%)
Compass Bancshares, Inc.                                105,470      5,133,225
Hibernia Corp. Class A                                   51,897      1,531,480
Marshall & Ilsley Corp.                                  37,573      1,660,727
                                                                  ------------
                                                                     8,325,432
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
Imagistics International, Inc. (a)                        7,136        240,198
Pitney Bowes, Inc.                                      181,000      8,376,680
                                                                  ------------
                                                                     8,616,878
                                                                  ------------
CONTAINERS & PACKAGING (7.7%)
Owens-Illinois, Inc. (a)                                247,400      5,603,610
Smurfit-Stone Container Corp. (a)                       400,000      7,472,000
VTemple-Inland, Inc.                                    183,800     12,571,920
                                                                  ------------
                                                                    25,647,530
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp.                                             41,600      2,444,416
                                                                  ------------
ELECTRIC UTILITIES (4.2%)
DTE Energy Co.                                           87,000      3,752,310
Entergy Corp.                                            53,400      3,609,306
PG&E Corp. (a)                                           42,794      1,424,184
PPL Corp.                                               100,100      5,333,328
                                                                  ------------
                                                                    14,119,128
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (21.4%)
Diamond Offshore Drilling, Inc.                          57,900      2,318,895
VENSCO International, Inc.                              471,200     14,955,888
VGlobalSantaFe Corp.                                    404,300     13,386,373
VPride International, Inc. (a)                          413,600      8,495,344
VRowan Cos., Inc. (a)                                   579,700     15,014,230
VTransocean, Inc. (a)                                   412,500     17,485,875
                                                                  ------------
                                                                    71,656,605
                                                                  ------------
FOOD & STAPLES RETAILING (1.7%)
Kroger Co. (The) (a)                                    330,000      5,788,200
                                                                  ------------


                                                         SHARES          VALUE
FOOD PRODUCTS (2.0%)
Cadbury Schweppes PLC ADR (b)                           176,100   $  6,638,970
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Apria Healthcare Group, Inc. (a)                         78,900      2,599,755
Universal Health Services, Inc. Class B ADR (b)          24,000      1,068,000
                                                                  ------------
                                                                     3,667,755
                                                                  ------------
INSURANCE (2.2%)
Axis Capital Holdings, Ltd.                               6,700        183,312
Hartford Financial Services Group, Inc. (The)            82,600      5,725,006
St. Paul Travelers Cos., Inc. (The)                      36,500      1,353,055
                                                                  ------------
                                                                     7,261,373
                                                                  ------------
IT SERVICES (0.9%)
Computer Sciences Corp. (a)                              55,200      3,111,624
                                                                  ------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Mattel, Inc.                                             75,400      1,469,546
                                                                  ------------

MACHINERY (8.4%)
AGCO Corp. (a)                                          180,100      3,942,389
Cummins, Inc.                                            92,400      7,742,196
VNavistar International Corp. (a)                       190,680      8,386,106
Timken Co. (The)                                        316,000      8,222,320
                                                                  ------------
                                                                    28,293,011
                                                                  ------------
MEDIA (0.8%)
Regal Entertainment Group Class A                       124,900      2,591,675
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Constellation Energy Group, Inc.                         44,500      1,945,095
                                                                  ------------

OIL & GAS (2.3%)
Kerr-McGee Corp.                                         81,000      4,680,990
Premcor, Inc.                                            71,000      2,994,070
                                                                  ------------
                                                                     7,675,060
                                                                  ------------
PAPER & FOREST PRODUCTS (6.5%)
VBowater, Inc.                                          387,910     17,056,403
MeadWestvaco Corp.                                      134,951      4,573,489
                                                                  ------------
                                                                    21,629,892
                                                                  ------------
REAL ESTATE (0.8%)
Highwoods Properties, Inc.                               92,400      2,559,480
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 186   MainStay VP Mid Cap Value     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ROAD & RAIL (3.4%)
VBurlington Northern Santa Fe Corp.                     191,400   $  9,055,134
CSX Corp.                                                60,600      2,428,848
                                                                  ------------
                                                                    11,483,982
                                                                  ------------
SOFTWARE (0.3%)
BMC Software, Inc. (a)                                   61,000      1,134,600
                                                                  ------------

SPECIALTY RETAIL (2.8%)
Limited Brands, Inc.                                     59,200      1,362,784
OfficeMax, Inc.                                         205,700      6,454,866
Payless ShoeSource, Inc. (a)                            130,800      1,608,840
                                                                  ------------
                                                                     9,426,490
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (5.1%)
VPMI Group, Inc. (The)                                  320,600     13,385,050
Sovereign Bancorp, Inc.                                 157,841      3,559,315
                                                                  ------------
                                                                    16,944,365
                                                                  ------------
Total Common Stock
  (Cost $235,363,684)                                              285,927,888
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE

SHORT-TERM INVESTMENTS (16.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (16.2%)
AIG Funding, Inc.
  2.31%, due 1/6/2005                               $ 3,335,000      3,333,929
American General Finance Corp. 2.30%, due 1/5/2005      310,000        309,921
General Electric Capital Corp. 2.28%, due
  1/27/2005                                           4,000,000      3,993,411

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Goldman Sachs Group, Inc. (The) 2.33%, due
  1/3/2005                                          $ 7,000,000   $  6,999,093
International Business Machines Corp.
  2.16%, due 1/7/2005                                 7,735,000      7,732,213
Lloyds Bank PLC
  2.26%, due 1/14/2005                                5,000,000      4,995,919
Morgan Stanley Dean Witter & Co. 2.32%, due
  1/5/2005                                           10,000,000      9,997,419
UBS Finance (Delaware) LLC 2.18%, due 1/3/2005       11,050,000     11,048,662
USAA Capital Corp.
  2.27%, due 1/6/2005                                 6,000,000      5,998,108
                                                                  ------------
Total Commercial Paper
  (Cost $54,408,675)                                                54,408,675
                                                                  ------------
Total Investments
  (Cost $289,772,359) (c)                                 101.6%   340,336,563(d)
Liabilities in Excess of Cash and Other Assets             (1.6)    (5,394,081)
                                                    -----------   ------------
Net Assets                                                100.0%  $334,942,482
                                                    ===========   ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c) The cost for federal income tax purposes is $290,180,911.
(d)  At December 31, 2004 net unrealized appreciation was
     $50,155,652, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $50,472,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $316,382.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $289,772,359)                $340,336,563
Cash                                                   2,304
Receivables:
  Dividends                                          488,369
  Fund shares sold                                   316,097
Other assets                                             513
                                                ------------
    Total assets                                 341,143,846
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                  5,887,643
  Manager                                            190,463
  Shareholder communication                           44,330
  Fund shares redeemed                                21,027
  NYLIFE Distributors                                 15,776
  Custodian                                            6,924
Accrued expenses                                      35,201
                                                ------------
    Total liabilities                              6,201,364
                                                ------------
Net assets                                      $334,942,482
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    207,217
  Service Class                                       64,954
Additional paid-in capital                       279,435,472
Accumulated undistributed net realized gain on
  investments                                      4,670,635
Net unrealized appreciation on investments        50,564,204
                                                ------------
Net assets                                      $334,942,482
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $255,129,116
                                                ============
Shares of capital stock outstanding               20,721,668
                                                ============
Net asset value per share outstanding           $      12.31
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 79,813,366
                                                ============
Shares of capital stock outstanding                6,495,440
                                                ============
Net asset value per share outstanding           $      12.29
                                                ============

M- 188   MainStay VP Mid Cap Value     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 3,931,705
  Interest                                           376,045
                                                 -----------
    Total income                                   4,307,750
                                                 -----------
EXPENSES:
  Manager                                          1,593,894
  Shareholder communication                          114,950
  Distribution and service -- Service Class          109,059
  Professional                                        55,161
  Custodian                                           32,050
  Directors                                           16,367
  Portfolio pricing                                    2,620
  Miscellaneous                                       20,380
                                                 -----------
    Total expenses                                 1,944,481
                                                 -----------
Net investment income                              2,363,269
                                                 -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments                  10,298,197
Net change in unrealized appreciation on
  investments                                     31,052,287
                                                 -----------
Net realized and unrealized gain on investments   41,350,484
                                                 -----------
Net increase in net assets resulting from
  operations                                     $43,713,753
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  2,363,269   $  1,325,290
 Net realized gain on investments       10,298,197      3,939,121
 Net change in unrealized
  appreciation on investments           31,052,287     26,168,345
                                      ---------------------------
 Net increase in net assets
  resulting from operations             43,713,753     31,432,756
                                      ---------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Initial Class                        (1,957,895)    (1,207,211)
   Service Class                          (502,828)      (135,516)

 From net realized gain on
  investments
   Initial Class                        (2,187,840)            --
   Service Class                          (683,724)            --
                                      ---------------------------
 Total dividends and distributions
  to shareholders                       (5,332,287)    (1,342,727)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        87,080,837     36,089,827
   Service Class                        54,156,460     15,944,392

 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends and distributions:
   Initial Class                         4,145,735      1,207,211
   Service Class                         1,186,552        135,516
                                      ---------------------------
                                       146,569,584     53,376,946

 Cost of shares redeemed:
   Initial Class                        (8,488,510)    (8,465,482)
   Service Class                          (780,411)      (133,110)
                                      ---------------------------
                                        (9,268,921)    (8,598,592)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions   137,300,663     44,778,354
                                      ---------------------------
    Net increase in net assets         175,682,129     74,868,383

NET ASSETS:
Beginning of year                      159,260,353     84,391,970
                                      ---------------------------
End of year                           $334,942,482   $159,260,353
                                      ===========================

M- 190   MainStay VP Mid Cap Value     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                 INITIAL CLASS                            SERVICE CLASS
                                ------------------------------------------------   ---------------------------
                                                                      JULY 2,                       JUNE 5,
                                                                      2001(A)                       2003(A)
                                                                      THROUGH       YEAR ENDED      THROUGH
                                     YEAR ENDED DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  2004       2003          2002         2001           2004           2003
Net asset value at beginning
  of period                     $  10.65   $   8.33      $  9.85      $ 10.00        $ 10.64        $  9.18
                                --------   --------      -------      -------        -------        -------
Net investment income               0.10       0.11(b)      0.09         0.05           0.08           0.05(b)
Net realized and unrealized
  gain (loss) on investments        1.77       2.30        (1.52)       (0.15)          1.76           1.50
                                --------   --------      -------      -------        -------        -------
Total from investment
  operations                        1.87       2.41        (1.43)       (0.10)          1.84           1.55
                                --------   --------      -------      -------        -------        -------
Less dividends and
  distributions:
  From net investment income       (0.10)     (0.09)       (0.09)       (0.05)         (0.08)         (0.09)
  From net realized gain on
    investments                    (0.11)        --           --           --          (0.11)            --
                                --------   --------      -------      -------        -------        -------
Total dividends and
  distributions                    (0.21)     (0.09)       (0.09)       (0.05)         (0.19)         (0.09)
                                --------   --------      -------      -------        -------        -------
Net asset value at end of
  period                        $  12.31   $  10.65      $  8.33      $  9.85        $ 12.29        $ 10.64
                                ========   ========      =======      =======        =======        =======
Total investment return            17.54%     28.97%      (14.57%)      (1.03%)(c)     17.25%         16.89%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.08%      1.21%        1.39%        1.60%          0.83%          0.96%+(d)
    Net expenses                    0.81%      0.84%        0.89%        0.89%          1.06%          1.09%+
    Expenses (before
      reimbursement)                0.81%      0.84%        0.92%        1.29%          1.06%          1.09%+
Portfolio turnover rate               29%        34%          46%          21%            29%            34%
Net assets at end of period
  (in 000's)                    $255,129   $141,877      $84,392      $29,821        $79,813        $17,384

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                         SHARES            VALUE
COMMON STOCKS (96.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)                                        105,786   $    5,476,541
General Dynamics Corp.                                   25,189        2,634,769
Goodrich Corp.                                           14,807          483,301
Honeywell International, Inc.                           108,356        3,836,886
L-3 Communications Holdings, Inc.                        14,500        1,061,980
Lockheed Martin Corp.                                    55,776        3,098,357
Northrop Grumman Corp.                                   46,401        2,522,358
Raytheon Co.                                             56,527        2,194,943
Rockwell Collins, Inc.                                   22,625          892,330
United Technologies Corp.                                64,270        6,642,305
                                                                  --------------
                                                                      28,843,770
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                              37,872        3,730,013
Ryder System, Inc.                                        7,993          381,826
United Parcel Service, Inc. Class B                     141,029       12,052,338
                                                                  --------------
                                                                      16,164,177
                                                                  --------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                                15,876          118,753
Southwest Airlines Co.                                   99,168        1,614,455
                                                                  --------------
                                                                       1,733,208
                                                                  --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                  9,423          203,066
Dana Corp.                                               18,850          326,670
Delphi Corp.                                             70,704          637,750
Goodyear Tire & Rubber Co. (The) (a)                     22,063          323,444
Johnson Controls, Inc.                                   23,971        1,520,720
Visteon Corp.                                            16,343          159,671
                                                                  --------------
                                                                       3,171,321
                                                                  --------------
AUTOMOBILES (0.6%)
Ford Motor Co.                                          230,955        3,381,181
General Motors Corp.                                     71,147        2,850,149
Harley-Davidson, Inc.                                    37,198        2,259,779
                                                                  --------------
                                                                       8,491,109
                                                                  --------------
BEVERAGES (2.2%)
Adolph Coors Co. Class B                                  4,697          355,422
Anheuser-Busch Cos., Inc.                                99,530        5,049,157
Brown-Forman Corp. Class B                               15,358          747,627
Coca-Cola Co. (The) (c)                                 304,481       12,675,544
Coca-Cola Enterprises, Inc.                              59,092        1,232,068
Pepsi Bottling Group, Inc. (The)                         31,550          853,112
PepsiCo, Inc.                                           211,918       11,062,120
                                                                  --------------
                                                                      31,975,050
                                                                  --------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)                                         159,754       10,248,219
Biogen Idec, Inc. (a)                                    42,052        2,801,084
Chiron Corp. (a)                                         23,696          789,788


                                                         SHARES            VALUE
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)                                        31,191   $    1,811,261
Gilead Sciences, Inc. (a)                                54,564        1,909,194
MedImmune, Inc. (a)                                      31,413          851,607
                                                                  --------------
                                                                      18,411,153
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                         27,435        1,133,614
Masco Corp.                                              56,475        2,063,032
                                                                  --------------
                                                                       3,196,646
                                                                  --------------
CAPITAL MARKETS (2.8%)
Bank of New York Co., Inc. (The)                         97,607        3,262,026
Bear Stearns Cos., Inc. (The)                            12,960        1,325,938
Charles Schwab Corp. (The)                              170,543        2,039,694
E*TRADE Financial Corp. (a)                              46,160          690,092
Federated Investors, Inc. Class B                        13,720          417,088
Franklin Resources, Inc.                                 31,554        2,197,736
Goldman Sachs Group, Inc. (The)                          60,924        6,338,533
Janus Capital Group, Inc.                                30,162          507,023
Lehman Brothers Holdings, Inc.                           33,858        2,961,898
Mellon Financial Corp.                                   53,472        1,663,514
Merrill Lynch & Co., Inc.                               117,161        7,002,713
Morgan Stanley                                          137,694        7,644,771
Northern Trust Corp.                                     27,700        1,345,666
State Street Corp.                                       42,365        2,080,969
T. Rowe Price Group, Inc.                                15,870          987,114
                                                                  --------------
                                                                      40,464,775
                                                                  --------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                           28,683        1,662,753
Dow Chemical Co. (The)                                  118,831        5,883,323
E.I. du Pont de Nemours & Co.                           125,145        6,138,362
Eastman Chemical Co.                                      9,762          563,560
Ecolab, Inc.                                             32,451        1,140,004
Engelhard Corp.                                          16,140          495,014
Great Lakes Chemical Corp.                                6,377          181,681
Hercules, Inc. (a)                                       14,049          208,628
International Flavors & Fragrances, Inc.                 11,896          509,625
Monsanto Co.                                             33,273        1,848,315
PPG Industries, Inc.                                     21,639        1,474,914
Praxair, Inc.                                            40,943        1,807,633
Rohm & Haas Co.                                          28,164        1,245,694
Sigma-Aldrich Corp.                                       8,675          524,490
                                                                  --------------
                                                                      23,683,996
                                                                  --------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings,
  excluding short-term investments. May be subject to change daily.

M- 192   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (5.8%)
AmSouth Bancorp                                          44,284   $    1,146,956
VBank of America Corp.                                  508,202       23,880,412
BB&T Corp.                                               69,587        2,926,133
Comerica, Inc.                                           21,904        1,336,582
Compass Bancshares, Inc.                                 15,400          749,518
Fifth Third Bancorp                                      70,678        3,341,656
First Horizon National Corp.                             15,597          672,387
Huntington Bancshares, Inc.                              28,841          714,680
KeyCorp                                                  51,791        1,755,715
M&T Bank Corp.                                           14,770        1,592,797
Marshall & Ilsley Corp.                                  28,119        1,242,860
National City Corp.                                      85,373        3,205,756
North Fork Bancorp., Inc.                                58,999        1,702,121
PNC Financial Services Group, Inc. (The)                 35,586        2,044,060
Regions Financial Corp.                                  58,557        2,084,044
SunTrust Banks, Inc.                                     46,679        3,448,644
Synovus Financial Corp.                                  39,034        1,115,592
U.S. Bancorp                                            235,235        7,367,560
Wachovia Corp.                                          201,744       10,611,734
Wells Fargo & Co.                                       212,827       13,227,198
Zions Bancorp                                            11,242          764,793
                                                                  --------------
                                                                      84,931,198
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Allied Waste Industries, Inc. (a)                        40,089          372,026
Apollo Group, Inc. Class A (a)                           23,334        1,883,287
Avery Dennison Corp.                                     13,920          834,782
Cendant Corp.                                           133,043        3,110,545
Cintas Corp.                                             21,587          946,805
Donnelley (R.R.) & Sons Co.                              27,671          976,510
Equifax, Inc.                                            17,176          482,646
H&R Block, Inc.                                          21,235        1,040,515
Monster Worldwide, Inc. (a)                              14,931          502,279
Pitney Bowes, Inc.                                       29,100        1,346,748
Robert Half International, Inc.                          21,553          634,305
Waste Management, Inc.                                   72,106        2,158,854
                                                                  --------------
                                                                      14,289,302
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc. (a)                        101,944          273,210
Andrew Corp. (a)                                         20,244          275,926
Avaya, Inc. (a)                                          57,060          981,432
CIENA Corp. (a)                                          71,697          239,468
Cisco Systems, Inc. (a)                                 829,668       16,012,592
Comverse Technology, Inc. (a)                            24,689          603,646
Corning, Inc. (a)                                       175,634        2,067,212
JDS Uniphase Corp. (a)                                  181,657          575,853
Lucent Technologies, Inc. (a)                           557,016        2,094,380
Motorola, Inc.                                          306,753        5,276,152


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
QLogic Corp. (a)                                         11,596   $      425,921
QUALCOMM, Inc.                                          206,231        8,744,194
Scientific-Atlanta, Inc.                                 18,875          623,064
Tellabs, Inc. (a)                                        58,113          499,191
                                                                  --------------
                                                                      38,692,241
                                                                  --------------
COMPUTERS & PERIPHERALS (3.8%)
Apple Computer, Inc. (a)                                 50,693        3,264,629
Dell, Inc. (a)                                          312,610       13,173,386
EMC Corp. (a)                                           302,999        4,505,595
Gateway, Inc. (a)                                        47,346          284,550
Hewlett-Packard Co.                                     380,488        7,978,833
VInternational Business Machines Corp.                  209,424       20,645,018
Lexmark International, Inc. (a)                          16,273        1,383,205
NCR Corp. (a)                                            11,892          823,283
Network Appliance, Inc. (a)                              45,064        1,497,026
Sun Microsystems, Inc. (a)                              423,135        2,276,466
                                                                  --------------
                                                                      55,831,991
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp.                                              10,236          557,964
                                                                  --------------

CONSTRUCTION MATERIALS (0.0%) (B)
Vulcan Materials Co.                                     12,915          705,288
                                                                  --------------

CONSUMER FINANCE (1.3%)
American Express Co.                                    158,132        8,913,901
Capital One Financial Corp.                              30,536        2,571,437
MBNA Corp.                                              161,216        4,544,679
Providian Financial Corp. (a)                            36,700          604,449
SLM Corp.                                                54,137        2,890,374
                                                                  --------------
                                                                      19,524,840
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               14,474          636,567
Bemis Co., Inc.                                          13,468          391,784
Pactiv Corp. (a)                                         18,893          477,804
Sealed Air Corp. (a)                                     10,614          565,408
Temple-Inland, Inc.                                       6,891          471,344
                                                                  --------------
                                                                       2,542,907
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        22,153          976,061
                                                                  --------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
CIT Group, Inc.                                          26,600        1,218,812
VCitigroup, Inc.                                        653,014       31,462,214
JPMorgan Chase & Co.                                    448,274       17,487,169
Moody's Corp.                                            18,678        1,622,184
Principal Financial Group, Inc.                          38,587        1,579,752
                                                                  --------------
                                                                      53,370,131
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 193


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
ALLTEL Corp.                                             38,226   $    2,246,160
AT&T Corp.                                               99,750        1,901,235
BellSouth Corp.                                         231,052        6,420,935
CenturyTel, Inc.                                         17,032          604,125
Citizens Communications Co.                              41,349          570,202
Qwest Communications International, Inc. (a)            228,743        1,015,619
SBC Communications, Inc.                                417,642       10,762,634
Sprint Corp. (FON Group)                                185,349        4,605,923
Verizon Communications, Inc.                            348,866       14,132,562
                                                                  --------------
                                                                      42,259,395
                                                                  --------------
ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc. (a)                               17,239          339,781
Ameren Corp.                                             24,496        1,228,229
American Electric Power Co., Inc.                        49,888        1,713,154
CenterPoint Energy, Inc.                                 38,818          438,643
Cinergy Corp.                                            22,854          951,412
CMS Energy Corp. (a)                                     23,901          249,765
Consolidated Edison, Inc.                                30,409        1,330,394
Dominion Resources, Inc.                                 41,658        2,821,913
DTE Energy Co.                                           21,896          944,375
Edison International                                     41,094        1,316,241
Entergy Corp.                                            28,203        1,906,241
Exelon Corp.                                             83,361        3,673,719
FirstEnergy Corp.                                        41,688        1,647,093
FPL Group, Inc.                                          23,296        1,741,376
PG&E Corp. (a)                                           50,542        1,682,038
Pinnacle West Capital Corp.                              11,508          511,070
PPL Corp.                                                23,776        1,266,785
Progress Energy, Inc.                                    31,134        1,408,502
Public Service Enterprise Group, Inc.                    29,757        1,540,520
Southern Co. (The)                                       93,060        3,119,371
TECO Energy, Inc.                                        23,777          364,739
TXU Corp.                                                30,270        1,954,231
Xcel Energy, Inc.                                        50,408          917,426
                                                                  --------------
                                                                      33,067,018
                                                                  --------------
ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion Corp.                          24,932          533,545
Cooper Industries, Ltd. Class A                          11,952          811,421
Emerson Electric Co.                                     53,312        3,737,171
Power-One, Inc. (a)                                      10,587           94,436
Rockwell Automation, Inc.                                23,266        1,152,831
                                                                  --------------
                                                                       6,329,404
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc. (a)                           60,790        1,465,039
Jabil Circuit, Inc. (a)                                  25,109          642,288


                                                         SHARES            VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Molex, Inc.                                              23,906   $      717,180
PerkinElmer, Inc.                                        16,042          360,785
Sanmina-SCI Corp. (a)                                    64,799          548,847
Solectron Corp. (a)                                     121,190          645,943
Symbol Technologies, Inc.                                28,894          499,866
Tektronix, Inc.                                          10,776          325,543
Thermo Electron Corp. (a)                                20,536          619,982
Waters Corp. (a)                                         14,925          698,341
                                                                  --------------
                                                                       6,523,814
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Baker Hughes, Inc.                                       42,384        1,808,525
BJ Services Co.                                          20,374          948,206
Halliburton Co.                                          55,630        2,182,921
Nabors Industries, Ltd. (a)                              18,715          959,892
Noble Corp. (a)                                          17,078          849,460
Rowan Cos., Inc. (a)                                     13,174          341,207
Schlumberger Ltd.                                        74,102        4,961,129
Transocean, Inc. (a)                                     40,420        1,713,404
                                                                  --------------
                                                                      13,764,744
                                                                  --------------
FOOD & STAPLES RETAILING (3.1%)
Albertson's, Inc.                                        46,337        1,106,528
Costco Wholesale Corp.                                   59,049        2,858,562
CVS Corp.                                                50,374        2,270,356
Kroger Co. (The) (a)                                     93,086        1,632,728
Safeway, Inc. (a)                                        56,264        1,110,651
SUPERVALU, Inc.                                          16,926          584,287
Sysco Corp.                                              80,638        3,077,953
Walgreen Co.                                            128,721        4,939,025
VWal-Mart Stores, Inc.                                  532,854       28,145,347
                                                                  --------------
                                                                      45,725,437
                                                                  --------------
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co.                               82,087        1,831,361
Campbell Soup Co.                                        51,743        1,546,598
ConAgra Foods, Inc.                                      64,768        1,907,418
General Mills, Inc.                                      45,870        2,280,198
H.J. Heinz Co.                                           44,099        1,719,420
Hershey Foods Corp.                                      31,083        1,726,350
Kellogg Co.                                              52,131        2,328,171
McCormick & Co., Inc.                                    17,162          662,453
Sara Lee Corp.                                           99,909        2,411,803
Wm. Wrigley Jr. Co.                                      28,355        1,961,882
                                                                  --------------
                                                                      18,375,654
                                                                  --------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                            20,191          796,535
Kinder Morgan, Inc.                                      15,485        1,132,418
Nicor, Inc.                                               5,525          204,093
NiSource, Inc.                                           33,189          756,045
Peoples Energy Corp.                                      4,750          208,763

M- 194   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
GAS UTILITIES (CONTINUED)
Sempra Energy                                            29,213   $    1,071,533
                                                                  --------------
                                                                       4,169,387
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp.-Applied Biosystems Group                   25,426          531,658
Bausch & Lomb, Inc.                                       6,660          429,304
Baxter International, Inc.                               77,592        2,680,028
Becton, Dickinson & Co.                                  31,863        1,809,818
Biomet, Inc.                                             31,997        1,388,350
Boston Scientific Corp. (a)                             106,278        3,778,183
C.R. Bard, Inc.                                          13,118          839,290
Fisher Scientific International, Inc. (a)                14,449          901,329
Guidant Corp.                                            40,138        2,893,950
Hospira, Inc. (a)                                        19,629          657,571
Medtronic, Inc.                                         152,288        7,564,145
Millipore Corp. (a)                                       5,982          297,963
St. Jude Medical, Inc. (a)                               44,452        1,863,872
Stryker Corp.                                            50,457        2,434,550
Zimmer Holdings, Inc. (a)                                30,891        2,474,987
                                                                  --------------
                                                                      30,544,998
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna, Inc.                                              18,607        2,321,223
AmerisourceBergen Corp.                                  13,225          776,043
Cardinal Health, Inc.                                    54,352        3,160,569
Caremark Rx, Inc. (a)                                    57,303        2,259,457
CIGNA Corp.                                              16,955        1,383,019
Express Scripts, Inc. (a)                                 9,600          733,824
HCA, Inc.                                                52,961        2,116,322
Health Management Associates, Inc. Class A               30,370          690,006
Humana, Inc. (a)                                         20,056          595,463
IMS Health, Inc.                                         29,418          682,792
Laboratory Corp. of America Holdings (a)                 17,400          866,868
Manor Care, Inc.                                         11,001          389,765
McKesson Corp.                                           36,947        1,162,353
Medco Health Solutions, Inc. (a)                         34,301        1,426,922
Quest Diagnostics, Inc.                                  12,798        1,222,849
Tenet Healthcare Corp. (a)                               58,774          645,338
UnitedHealth Group, Inc.                                 82,289        7,243,901
Wellpoint, Inc. (a)                                      37,141        4,271,215
                                                                  --------------
                                                                      31,947,929
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                           79,686        4,592,304
Darden Restaurants, Inc.                                 19,901          552,054
Harrah's Entertainment, Inc.                             14,207          950,306
Hilton Hotels Corp.                                      47,844        1,087,964
International Game Technology                            43,400        1,492,092


                                                         SHARES            VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Marriott International, Inc. Class A                     28,176   $    1,774,525
McDonald's Corp.                                        158,195        5,071,732
Starbucks Corp. (a)                                      50,359        3,140,387
Starwood Hotels & Resorts Worldwide, Inc.                26,241        1,532,474
Wendy's International, Inc.                              14,685          576,533
Yum! Brands, Inc.                                        36,657        1,729,477
                                                                  --------------
                                                                      22,499,848
                                                                  --------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The)                                9,909          875,262
Centex Corp.                                             15,586          928,614
Fortune Brands, Inc.                                     18,204        1,404,985
KB HOME                                                   5,985          624,834
Leggett & Platt, Inc.                                    24,189          687,693
Maytag Corp.                                              9,900          208,890
Newell Rubbermaid, Inc.                                  34,619          837,434
Pulte Homes, Inc.                                        16,040        1,023,352
Snap-on, Inc.                                             7,250          249,110
Stanley Works (The)                                      10,354          507,242
Whirlpool Corp.                                           8,346          577,627
                                                                  --------------
                                                                       7,925,043
                                                                  --------------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. (The)                                         19,100        1,125,563
Colgate-Palmolive Co.                                    66,790        3,416,976
Kimberly-Clark Corp.                                     61,443        4,043,564
Procter & Gamble Co. (The)                              319,214       17,582,307
                                                                  --------------
                                                                      26,168,410
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.6%)
3M Co.                                                   97,941        8,038,018
VGeneral Electric Co. (c)                             1,330,301       48,555,987
Textron, Inc.                                            17,429        1,286,260
Tyco International Ltd.                                 253,257        9,051,405
                                                                  --------------
                                                                      66,931,670
                                                                  --------------
INSURANCE (4.1%)
Ace, Ltd.                                                35,763        1,528,868
AFLAC, Inc.                                              63,926        2,546,812
Allstate Corp. (The)                                     86,492        4,473,366
Ambac Financial Group, Inc.                              13,633        1,119,678
VAmerican International Group, Inc.                     327,747       21,523,146
Aon Corp.                                                39,580          944,379
Chubb Corp. (The)                                        24,038        1,848,522
Cincinnati Financial Corp.                               21,246          940,348
Hartford Financial Services Group, Inc. (The)            36,916        2,558,648
Jefferson-Pilot Corp.                                    17,273          897,505
Lincoln National Corp.                                   22,500        1,050,300
Loews Corp.                                              23,338        1,640,662
Marsh & McLennan Cos., Inc.                              66,028        2,172,321

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 195


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
MBIA, Inc.                                               18,058   $    1,142,710
MetLife, Inc.                                            93,830        3,801,053
Progressive Corp. (The)                                  25,241        2,141,447
Prudential Financial, Inc.                               64,649        3,553,109
SAFECO Corp.                                             15,834          827,168
St. Paul Travelers Cos., Inc. (The)                      83,822        3,107,282
Torchmark Corp.                                          13,628          778,704
UnumProvident Corp.                                      36,577          656,191
XL Capital Ltd. Class A                                  17,436        1,353,905
                                                                  --------------
                                                                      60,606,124
                                                                  --------------
INTERNET & CATALOG RETAIL (0.7%)
eBay, Inc. (a)                                           83,366        9,693,798
                                                                  --------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                        173,257        6,528,324
                                                                  --------------

IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A (a)           16,155          972,369
Automatic Data Processing, Inc.                          73,436        3,256,886
Computer Sciences Corp. (a)                              23,783        1,340,648
Convergys Corp. (a)                                      17,936          268,861
Electronic Data Systems Corp.                            64,536        1,490,782
First Data Corp.                                        104,607        4,449,982
Fiserv, Inc. (a)                                         24,455          982,846
Paychex, Inc.                                            47,676        1,624,798
Sabre Holdings Corp.                                     17,270          382,703
SunGard Data Systems, Inc. (a)                           35,997        1,019,795
Unisys Corp. (a)                                         41,582          423,305
                                                                  --------------
                                                                      16,212,975
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          12,000          594,000
Eastman Kodak Co.                                        36,354        1,172,417
Hasbro, Inc.                                             22,038          427,096
Mattel, Inc.                                             52,186        1,017,105
                                                                  --------------
                                                                       3,210,618
                                                                  --------------
MACHINERY (1.5%)
Caterpillar, Inc.                                        42,964        4,189,420
Cummins, Inc.                                             5,391          451,712
Danaher Corp.                                            38,685        2,220,906
Deere & Co.                                              31,191        2,320,610
Dover Corp.                                              25,581        1,072,867
Eaton Corp.                                              19,077        1,380,412
Illinois Tool Works, Inc.                                37,256        3,452,886
Ingersoll-Rand Co. Class A                               21,890        1,757,767
ITT Industries, Inc.                                     11,595          979,198
Navistar International Corp. (a)                          8,658          380,779


                                                         SHARES            VALUE
MACHINERY (CONTINUED)
PACCAR, Inc.                                             22,111   $    1,779,493
Pall Corp.                                               15,628          452,431
Parker-Hannifin Corp.                                    15,110        1,144,431
                                                                  --------------
                                                                      21,582,912
                                                                  --------------
MEDIA (3.9%)
Clear Channel Communications, Inc.                       72,274        2,420,456
Comcast Corp. Class A (a)                               279,724        9,309,215
Dow Jones & Co., Inc.                                    10,354          445,843
Gannett Co., Inc.                                        32,163        2,627,717
Interpublic Group of Cos., Inc. (The) (a)                53,207          712,974
Knight-Ridder, Inc.                                       9,668          647,176
McGraw-Hill Cos., Inc. (The)                             24,024        2,199,157
Meredith Corp.                                            6,301          341,514
New York Times Co. (The) Class A                         18,549          756,799
News Corp. Class A                                      329,200        6,142,872
Omnicom Group, Inc.                                      23,425        1,975,196
Time Warner, Inc. (a)                                   576,123       11,199,831
Tribune Co.                                              40,148        1,691,837
Univision Communications, Inc. Class A (a)               40,614        1,188,772
Viacom, Inc. Class B                                    214,798        7,816,499
Walt Disney Co. (The)                                   257,131        7,148,242
                                                                  --------------
                                                                      56,624,100
                                                                  --------------
METALS & MINING (0.7%)
Alcoa, Inc.                                             109,800        3,449,916
Allegheny Technologies, Inc.                             11,752          254,666
Freeport-McMoRan Copper & Gold, Inc. Class B             22,343          854,173
Newmont Mining Corp.                                     55,834        2,479,588
Nucor Corp.                                              19,936        1,043,450
Phelps Dodge Corp.                                       12,051        1,192,085
United States Steel Corp.                                14,289          732,311
                                                                  --------------
                                                                      10,006,189
                                                                  --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                       14,515          176,067
Dillard's, Inc. Class A                                  10,550          283,479
Dollar General Corp.                                     41,381          859,483
Family Dollar Stores, Inc.                               21,167          661,045
Federated Department Stores, Inc.                        21,286        1,230,118
J.C. Penney Co., Inc. (Holding Co.)                      35,955        1,488,537
Kohl's Corp. (a)                                         43,055        2,117,014
May Department Stores Co. (The)                          36,789        1,081,597
Nordstrom, Inc.                                          17,646          824,598
Sears, Roebuck and Co.                                   26,101        1,331,934

M- 196   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Target Corp.                                            112,698   $    5,852,407
                                                                  --------------
                                                                      15,906,279
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Corp. (The) (a)                                      80,373        1,098,699
Calpine Corp. (a)                                        67,184          264,705
Constellation Energy Group, Inc.                         22,094          965,729
Duke Energy Corp.                                       120,575        3,054,165
Dynegy, Inc. Class A (a)                                 46,130          213,120
El Paso Corp.                                            80,911          841,474
Williams Cos., Inc. (The)                                70,013        1,140,512
                                                                  --------------
                                                                       7,578,404
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         120,143        2,043,632
                                                                  --------------

OIL & GAS (5.8%)
Amerada Hess Corp.                                       11,298          930,729
Anadarko Petroleum Corp.                                 31,156        2,019,221
Apache Corp.                                             41,044        2,075,595
Ashland, Inc.                                             8,603          502,243
Burlington Resources, Inc.                               49,770        2,164,995
ChevronTexaco Corp.                                     266,574       13,997,801
ConocoPhillips                                           86,888        7,544,485
Devon Energy Corp.                                       60,996        2,373,964
EOG Resources, Inc.                                      14,747        1,052,346
VExxonMobil Corp.                                       811,723       41,608,921
Kerr-McGee Corp.                                         18,870        1,090,497
Marathon Oil Corp.                                       43,629        1,640,887
Occidental Petroleum Corp.                               49,711        2,901,134
Sunoco, Inc.                                              9,248          755,654
Unocal Corp.                                             33,216        1,436,260
Valero Energy Corp.                                      32,338        1,468,145
XTO Energy, Inc.                                         32,800        1,160,464
                                                                  --------------
                                                                      84,723,341
                                                                  --------------
PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp.                                    32,553        1,220,086
International Paper Co.                                  61,293        2,574,306
Louisiana-Pacific Corp.                                  13,751          367,702
MeadWestvaco Corp.                                       25,427          861,721
Weyerhaeuser Co.                                         30,460        2,047,521
                                                                  --------------
                                                                       7,071,336
                                                                  --------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                       11,354          551,464
Avon Products, Inc.                                      59,468        2,301,411
Gillette Co. (The)                                      124,900        5,593,022
                                                                  --------------
                                                                       8,445,897
                                                                  --------------
PHARMACEUTICALS (6.6%)
Abbott Laboratories                                     195,996        9,143,213


                                                         SHARES            VALUE
PHARMACEUTICALS (CONTINUED)
Allergan, Inc.                                           16,601   $    1,345,843
Bristol-Myers Squibb Co.                                245,137        6,280,410
Forest Laboratories, Inc. (a)                            46,417        2,082,267
VJohnson & Johnson                                      373,380       23,679,760
King Pharmaceuticals, Inc. (a)                           30,390          376,836
Lilly (Eli) & Co.                                       142,430        8,082,903
Merck & Co., Inc.                                       279,429        8,980,848
Mylan Laboratories, Inc.                                 33,793          597,460
VPfizer, Inc.                                           947,651       25,482,335
Schering-Plough Corp.                                   185,655        3,876,476
Watson Pharmaceuticals, Inc. (a)                         13,528          443,854
Wyeth                                                   167,847        7,148,604
                                                                  --------------
                                                                      97,520,809
                                                                  --------------
REAL ESTATE (0.5%)
Apartment Investment & Management Co. Class A            11,953          460,669
Archstone-Smith Trust                                    24,700          946,010
Equity Office Properties Trust                           50,464        1,469,512
Equity Residential                                       35,149        1,271,691
Plum Creek Timber Co., Inc.                              23,082          887,272
ProLogis                                                 22,773          986,754
Simon Property Group, Inc.                               27,902        1,804,422
                                                                  --------------
                                                                       7,826,330
                                                                  --------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                       47,096        2,228,112
CSX Corp.                                                27,082        1,085,446
Norfolk Southern Corp.                                   49,852        1,804,144
Union Pacific Corp.                                      32,703        2,199,277
                                                                  --------------
                                                                       7,316,979
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Advanced Micro Devices, Inc. (a)                         48,584        1,069,820
Altera Corp. (a)                                         46,871          970,230
Analog Devices, Inc.                                     47,724        1,761,970
Applied Materials, Inc. (a)                             213,970        3,658,887
Applied Micro Circuits Corp. (a)                         39,497          166,282
Broadcom Corp. Class A (a)                               41,490        1,339,297
Freescale Semiconductor, Inc. Class B (a)                49,165          902,669
Intel Corp.                                             796,674       18,634,205
KLA-Tencor Corp. (a)                                     24,598        1,145,775
Linear Technology Corp.                                  38,721        1,500,826
LSI Logic Corp. (a)                                      47,623          260,974
Maxim Integrated Products, Inc.                          40,657        1,723,450
Micron Technology, Inc. (a)                              77,024          951,246
National Semiconductor Corp.                             45,012          807,965
Novellus Systems, Inc. (a)                               17,998          501,964

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 197


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
NVIDIA Corp. (a)                                         20,899   $      492,381
PMC-Sierra, Inc. (a)                                     21,427          241,054
Teradyne, Inc. (a)                                       23,859          407,273
Texas Instruments, Inc.                                 218,143        5,370,681
Xilinx, Inc.                                             43,558        1,291,495
                                                                  --------------
                                                                      43,198,444
                                                                  --------------
SOFTWARE (4.1%)
Adobe Systems, Inc.                                      30,156        1,891,987
Autodesk, Inc.                                           28,044        1,064,270
BMC Software, Inc. (a)                                   28,116          522,958
Citrix Systems, Inc. (a)                                 20,667          506,961
Computer Associates International, Inc.                  73,587        2,285,612
Compuware Corp. (a)                                      48,670          314,895
Electronic Arts, Inc. (a)                                38,079        2,348,713
Intuit, Inc. (a)                                         24,148        1,062,753
Mercury Interactive Corp. (a)                            10,614          483,468
VMicrosoft Corp. (c)                                  1,367,935       36,537,544
Novell, Inc. (a)                                         48,716          328,833
Oracle Corp. (a)                                        646,180        8,865,590
Parametric Technology Corp. (a)                          33,953          199,983
PeopleSoft, Inc. (a)                                      1,400           37,072
Siebel Systems, Inc. (a)                                 63,731          669,175
Symantec Corp. (a)                                       79,902        2,058,276
VERITAS Software Corp. (a)                               53,169        1,517,975
                                                                  --------------
                                                                      60,696,065
                                                                  --------------
SPECIALTY RETAIL (2.3%)
AutoNation, Inc. (a)                                     34,283          658,576
AutoZone, Inc. (a)                                       10,017          914,652
Bed Bath & Beyond, Inc. (a)                              37,948        1,511,469
Best Buy Co., Inc.                                       40,849        2,427,248
Circuit City Stores, Inc.                                25,090          392,408
Gap, Inc. (The)                                         110,448        2,332,662
Home Depot, Inc. (The)                                  276,329       11,810,301
Limited Brands, Inc.                                     50,901        1,171,741
Lowe's Cos., Inc.                                        97,355        5,606,674
Office Depot, Inc. (a)                                   39,196          680,443
OfficeMax, Inc.                                          11,773          369,437
RadioShack Corp.                                         20,075          660,066
Sherwin-Williams Co. (The)                               17,799          794,369
Staples, Inc.                                            63,033        2,124,842
Tiffany & Co.                                            18,407          588,472
TJX Cos., Inc. (The)                                     60,715        1,525,768
Toys "R" Us, Inc. (a)                                    26,989          552,465
                                                                  --------------
                                                                      34,121,593
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                          23,706        1,337,019
Jones Apparel Group, Inc.                                15,407          563,434
Liz Claiborne, Inc.                                      13,526          570,932


                                                         SHARES            VALUE
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
NIKE, Inc. Class B                                       33,031   $    2,995,581
Reebok International Ltd.                                 7,529          331,276
V.F. Corp.                                               13,897          769,616
                                                                  --------------
                                                                       6,567,858
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial Corp.                              73,149        2,707,244
Fannie Mae                                              121,994        8,687,193
Freddie Mac                                              86,838        6,399,961
Golden West Financial Corp.                              38,458        2,362,090
MGIC Investment Corp.                                    12,237          843,252
Sovereign Bancorp, Inc.                                  43,150          973,033
Washington Mutual, Inc.                                 110,097        4,654,901
                                                                  --------------
                                                                      26,627,674
                                                                  --------------
TOBACCO (1.2%)
Altria Group, Inc.                                      258,645       15,803,209
Reynolds American, Inc.                                  18,622        1,463,689
UST, Inc.                                                21,261        1,022,867
                                                                  --------------
                                                                      18,289,765
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Grainger (W.W.), Inc.                                    11,450          762,799
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A (a)                 140,022        4,200,660
                                                                  --------------
Total Common Stocks (Cost $1,199,236,157)                          1,421,152,784(d)
                                                                  --------------

WARRANTS (0.0%) (B)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.0%) (B)
Lucent Technologies, Inc. (a)                            18,011           28,457
                                                                  --------------
Total Warrants
  (Cost $0)                                                               28,457
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (2.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.9%)
Baystate Health Systems
  2.27%, due 1/5/05 (c)                             $   200,000          199,949
Dealers Capital Access Trust
  2.30%, due 1/14/05 (c)                                300,000          299,750
ING Funding LLC
  2.11%, due 1/4/05 (c)                               1,000,000          999,825
New Jersey Natural Gas Co.
  2.30%, due 1/7/05 (c)                               3,400,000        3,398,695
UBS Finance Delaware LLC
  2.35%, due 1/3/05 (c)                               5,900,000        5,899,231

M- 198   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Wisconsin Public Service Corp.
  2.30%, due 1/4/05 (c)                             $ 2,220,000   $    2,199,578
                                                                  --------------
Total Commercial Paper (Cost $12,997,028)                             12,997,028
                                                                  --------------
U.S. GOVERNMENT (1.7%)
United States Treasury Bills
  1.75%, due 1/20/05 (c)                             23,400,000       23,379,670
  1.75%, due 1/27/05 (c)                              2,200,000        2,197,205
                                                                  --------------
Total U.S. Government
  (Cost $25,576,875)                                                  25,576,875
                                                                  --------------
Total Short-Term Investments
  (Cost $38,573,903)                                                  38,573,903
                                                                  --------------
Total Investments
  (Cost $1,237,810,060) (e)                                99.3%   1,459,755,144(f)
Cash and Other Assets,
  Less Liabilities                                          0.7       10,005,144
                                                    -----------   --------------
Net Assets                                                100.0%  $1,469,760,288
                                                    ===========   ==============

                                                                        UNREALIZED
                                                    CONTRACTS         APPRECIATION
                                                         LONG   (DEPRECIATION) (G)
FUTURES CONTRACTS (0.0%) (B)
----------------------------------------------------------------------------------
Standard & Poor's 500 Index
  March 2005                                              155   $          676,408
  Mini March 2005                                           9               (1,764)
                                                                ------------------
Total Futures Contracts
  (Settlement Value $47,577,040) (d)                            $          674,644
                                                                ==================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Represents security or a portion thereof, which is segregated or designated as collateral for futures contracts.
(d) The combined market value of common stocks and settle-ment value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(e) The cost for federal income tax purposes is $1,251,378,836.
(f)  At December 31 2004, net unrealized appreciation was
     $208,376,308 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $361,759,377, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $153,383,069.
(g) Represents the difference between the value of the con-tracts at the time they were opened and the value at December 31, 2004.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 199

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $1,237,810,060)            $1,459,755,144
Cash                                                  29,128
Receivables:
  Fund shares sold                                11,190,316
  Dividends                                        1,867,065
  Investment securities sold                       1,017,393
Other assets                                           3,611
                                              --------------
    Total assets                               1,473,862,657
                                              --------------
LIABILITIES:
Payables:
  Investment securities purchased                  2,600,057
  Fund shares redeemed                               752,887
  Administrator                                      244,192
  Shareholder communication                          235,098
  Adviser                                            122,096
  NYLIFE Distributors                                 29,935
  Variation margin on futures contracts               25,066
  Custodian                                           22,707
Accrued expenses                                      70,331
                                              --------------
    Total liabilities                              4,102,369
                                              --------------
Net assets                                    $1,469,760,288
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                               $      542,165
  Service Class                                       60,676
Additional paid-in capital                     1,344,447,475
Accumulated undistributed net investment
  income                                             126,715
Accumulated net realized loss on investments     (98,036,471)
Net unrealized appreciation on investments
  and futures transactions                       222,619,728
                                              --------------
Net assets                                    $1,469,760,288
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,322,061,005
                                              ==============
Shares of capital stock outstanding               54,216,539
                                              ==============
Net asset value per share outstanding         $        24.38
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  147,699,283
                                              ==============
Shares of capital stock outstanding                6,067,630
                                              ==============
Net asset value per share outstanding         $        24.34
                                              ==============

M- 200   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 26,512,044
  Interest                                           596,895
                                                ------------
    Total income                                  27,108,939
                                                ------------
EXPENSES:
  Administration                                   2,674,893
  Advisory                                         1,337,447
  Shareholder communication                          705,236
  Distribution and service -- Service Class          225,562
  Professional                                       146,216
  Custodian                                          143,136
  Directors                                           88,638
  Portfolio pricing                                   13,983
  Miscellaneous                                       76,799
                                                ------------
    Total expenses                                 5,411,910
                                                ------------
Net investment income                             21,697,029
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           (7,581,488)
  Futures transactions                             2,564,717
                                                ------------
Net realized loss on investments                  (5,016,771)
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                          120,727,597
  Futures transactions                              (187,041)
                                                ------------
Net unrealized appreciation on investments       120,540,556
                                                ------------
Net realized and unrealized gain on
  investments                                    115,523,785
                                                ------------
Net increase in net assets resulting from
  operations                                    $137,220,814
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 201

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004             2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   21,697,029   $   15,028,822
 Net realized loss on investments
  and
  futures transactions                  (5,016,771)     (18,541,477)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  transactions                         120,540,556      277,146,705
                                    -------------------------------
 Net increase in net assets
  resulting from operations            137,220,814      273,634,050
                                    -------------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
   Initial Class                       (19,506,112)     (14,545,804)
   Service Class                        (1,958,536)        (428,723)
 Return of capital:
   Initial Class                                --         (111,649)
   Service Class                                --           (3,291)
                                    -------------------------------
 Total dividends and distributions
  to shareholders                      (21,464,648)     (15,089,467)
                                    -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        77,240,992       84,842,598
   Service Class                        99,175,026       36,816,399
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                        19,506,112       14,657,453
   Service Class                         1,958,536          432,014
                                    -------------------------------
                                       197,880,666      136,748,464
 Cost of shares redeemed:
   Initial Class                      (120,375,153)     (93,551,369)
   Service Class                        (2,353,717)        (195,773)
                                    -------------------------------
                                      (122,728,870)     (93,747,142)
                                    -------------------------------
    Increase in net assets derived
     from capital share
     transactions                       75,151,796       43,001,322
                                    -------------------------------
    Net increase in net assets         190,907,962      301,545,905
NET ASSETS:
Beginning of year                    1,278,852,326      977,306,421
                                    -------------------------------
End of year                         $1,469,760,288   $1,278,852,326
                                    ===============================
Accumulated undistributed net
  investment income at end of year  $      126,715   $           --
                                    ===============================

M- 202   MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                           INITIAL CLASS                                     SERVICE CLASS
                                -------------------------------------------------------------------   ----------------------------
                                                                                                                        JUNE 5,
                                                                                                                        2003(A)
                                                                                                       YEAR ENDED       THROUGH
                                                      YEAR ENDED DECEMBER 31,                         DECEMBER 31,    DECEMBER 31,
                                   2004             2003           2002        2001         2000          2004            2003
Net asset value at beginning
 of period                      $    22.40       $    17.68      $  23.14   $    26.88   $    30.50     $  22.38        $ 19.95
                                ----------       ----------      --------   ----------   ----------     --------        -------
Net investment income                 0.37(b)(c)       0.27(b)       0.26         0.25         0.27         0.34(b)(c)      0.12(b)
Net realized and unrealized
 gain (loss) on investments           1.98             4.72         (5.40)       (3.49)       (3.10)        1.95           2.56
                                ----------       ----------      --------   ----------   ----------     --------        -------
Total from investment
 operations                           2.35             4.99         (5.14)       (3.24)       (2.83)        2.29           2.68
                                ----------       ----------      --------   ----------   ----------     --------        -------
Less dividends and
 distributions:
 From net investment income          (0.37)           (0.27)        (0.26)       (0.25)       (0.27)       (0.33)         (0.25)
 From net realized gain on
   investments                          --               --         (0.06)       (0.25)       (0.52)          --             --
 Return of capital                      --            (0.00)(d)        --           --           --           --          (0.00)(c)
                                ----------       ----------      --------   ----------   ----------     --------        -------
Total dividends and
 distributions                       (0.37)           (0.27)        (0.32)       (0.50)       (0.79)       (0.33)         (0.25)
                                ----------       ----------      --------   ----------   ----------     --------        -------
Net asset value at end of
 period                         $    24.38       $    22.40      $  17.68   $    23.14   $    26.88     $  24.34        $ 22.38
                                ==========       ==========      ========   ==========   ==========     ========        =======
Total investment return              10.49%           28.19%       (22.21%)     (12.11%)      (9.32%)      10.22%         13.50%(e)
Ratios (to average net
 assets)/Supplement Data:
   Net investment income              1.64%(c)         1.40%         1.25%        1.01%        0.94%        1.39%(c)       1.15%+(f)
   Expenses                           0.39%            0.39%         0.38%        0.37%        0.37%        0.64%          0.64%+
Portfolio turnover rate                  3%               3%            5%           4%           6%           3%             3%
Net assets at end of period
 (in 000's)                     $1,322,061       $1,239,412      $977,306   $1,326,940   $1,527,577     $147,699        $39,440

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                       www.mainstayfunds.com   M- 203

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES          VALUE

COMMON STOCKS (96.3%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Alliant Techsystems, Inc. (a)                           11,700   $    764,946
DRS Technologies, Inc. (a)                              35,300      1,507,663
Innovative Solutions & Support, Inc. (a)                45,700      1,524,552
                                                                 ------------
                                                                    3,797,161
                                                                 ------------
AUTOMOBILES (1.1%)
Winnebago Industries, Inc.                              46,800      1,828,008
                                                                 ------------

BIOTECHNOLOGY (0.5%)
Nabi Biopharmaceuticals (a)                             56,200        823,330
                                                                 ------------

BUILDING PRODUCTS (0.9%)
Trex Co., Inc. (a)                                      29,400      1,541,736
                                                                 ------------
CAPITAL MARKETS (2.7%)
VAffiliated Managers Group, Inc. (a)(b)                 33,800      2,289,612
Jefferies Group, Inc.                                   52,800      2,126,784
                                                                 ------------
                                                                    4,416,396
                                                                 ------------
COMMERCIAL BANKS (4.8%)
Hanmi Financial Corp.                                   43,900      1,577,766
UCBH Holdings, Inc.                                     46,900      2,148,958
Westcorp                                                41,500      1,906,095
Wintrust Financial Corp.                                38,000      2,164,480
                                                                 ------------
                                                                    7,797,299
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Charles River Associates, Inc. (a)                      34,000      1,590,180
Corinthian Colleges, Inc. (a)                           73,000      1,375,685
                                                                 ------------
                                                                    2,965,865
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.8%)
Ixia (a)                                                82,400      1,385,144
Tekelec (a)                                             78,900      1,612,716
                                                                 ------------
                                                                    2,997,860
                                                                 ------------
ELECTRICAL EQUIPMENT (1.9%)
Baldor Electric Co.                                     56,200      1,547,186
Genlyte Group, Inc. (The) (a)                           18,500      1,585,080
                                                                 ------------
                                                                    3,132,266
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.6%)
FARO Technologies, Inc. (a)                             45,700      1,424,926
FLIR Systems, Inc. (a)                                  22,000      1,403,380
Global Imaging Systems, Inc. (a)                        35,300      1,394,350
OSI Systems, Inc. (a)                                   69,400      1,576,074
ScanSource, Inc. (a)                                    26,800      1,665,888
Trimble Navigation Ltd. (a)                             48,000      1,585,920
                                                                 ------------
                                                                    9,050,538
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (4.5%)
Cal Dive International, Inc. (a)                        47,000   $  1,915,250
Grey Wolf, Inc. (a)                                    144,800        763,096
Maverick Tube Corp. (a)(b)                              53,400      1,618,020
Offshore Logistics, Inc. (a)                            47,000      1,526,090
TETRA Technologies, Inc. (a)                            50,500      1,429,150
                                                                 ------------
                                                                    7,251,606
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.3%)
ArthroCare Corp. (a)(b)                                 36,600      1,173,396
VCooper Cos., Inc. (The) (b)                            31,400      2,216,526
Dade Behring Holdings, Inc. (a)                         27,100      1,517,600
Immucor, Inc. (a)                                       67,000      1,575,170
Integra LifeSciences Holdings (a)                       39,300      1,451,349
Mine Safety Appliances Co.                              19,400        983,580
Nektar Therapeutics (a)                                 58,900      1,192,136
SurModics, Inc. (a)(b)                                  49,800      1,618,998
                                                                 ------------
                                                                   11,728,755
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.6%)
American Healthways, Inc. (a)                           48,400      1,599,136
Molina Healthcare, Inc. (a)                             34,600      1,604,748
VSierra Health Services, Inc. (a)                       47,000      2,590,170
                                                                 ------------
                                                                    5,794,054
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.3%)
Penn National Gaming, Inc. (a)                          33,900      2,052,645
WMS Industries, Inc. (a)(b)                             48,600      1,630,044
                                                                 ------------
                                                                    3,682,689
                                                                 ------------
HOUSEHOLD DURABLES (10.7%)
VHovnanian Enterprises, Inc. Class A (a)                44,700      2,213,544
Jarden Corp. (a)(b)                                     46,000      1,998,240
M.D.C. Holdings, Inc.                                   18,930      1,636,309
M/I Homes, Inc.                                         29,300      1,614,723
VMeritage Homes Corp. (a)                               19,300      2,175,110
VRyland Group, Inc. (The)                               48,500      2,790,690
VWCI Communities, Inc. (a)                             100,100      2,942,940
Yankee Candle Co., Inc. (The) (a)                       57,500      1,907,850
                                                                 ------------
                                                                   17,279,406
                                                                 ------------
INTERNET & CATALOG RETAIL (1.3%)
Coldwater Creek, Inc. (a)                               63,750      1,967,962
HouseValues, Inc. (a)                                    4,200         63,084
                                                                 ------------
                                                                    2,031,046
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.8%)
Digitas, Inc. (a)                                      131,900      1,259,645
                                                                 ------------

MACHINERY (8.6%)
A.S.V., Inc. (a)                                        26,400      1,264,560

+ Percentages indicated are based on Fund net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

M- 204   MainStay VP Small Cap Growth Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY (CONTINUED)
Actuant Corp. Class A (a)                               32,200   $  1,679,230
Ceradyne, Inc. (a)(b)                                   29,000      1,659,090
CLARCOR, Inc.                                           30,900      1,692,393
Cummins, Inc.                                           19,900      1,667,421
VTerex Corp. (a)                                        50,600      2,411,090
Wabash National Corp. (a)                               70,600      1,901,258
Wabtec Corp.                                            74,300      1,584,076
                                                                 ------------
                                                                   13,859,118
                                                                 ------------
MARINE (1.9%)
Kirby Corp. (a)                                         35,800      1,588,804
Knightsbridge Tankers Ltd. (b)                          43,700      1,460,891
                                                                 ------------
                                                                    3,049,695
                                                                 ------------
METALS & MINING (2.3%)
Alliance Resource Partners, L.P.                        22,200      1,642,800
Massey Energy Co. (b)                                   59,900      2,093,505
                                                                 ------------
                                                                    3,736,305
                                                                 ------------
OIL & GAS (2.7%)
OMI Corp.                                               76,800      1,294,080
Petroleum Development Corp. (a)                         38,900      1,500,373
Remington Oil & Gas Corp. (a)                           56,600      1,542,350
                                                                 ------------
                                                                    4,336,803
                                                                 ------------
PERSONAL PRODUCTS (1.1%)
Chattem, Inc. (a)                                       52,200      1,727,820
                                                                 ------------
PHARMACEUTICALS (1.0%)
Bradley Pharmaceuticals, Inc. (a)                       79,400      1,540,360
                                                                 ------------
REAL ESTATE (2.0%)
American Home Mortgage Investment Corp.                 45,800      1,568,650
Bluegreen Corp. (a)                                     81,100      1,608,213
                                                                 ------------
                                                                    3,176,863
                                                                 ------------
ROAD & RAIL (3.0%)
Arkansas Best Corp.                                     35,300      1,584,617
Knight Transportation, Inc.                             62,700      1,554,960
Old Dominion Freight Line, Inc. (a)                     47,200      1,642,560
                                                                 ------------
                                                                    4,782,137
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
ATMI, Inc. (a)                                          12,600        283,878
Sigmatel, Inc. (a)                                      61,200      2,174,436
Tessera Technologies, Inc. (a)                          49,600      1,845,616
                                                                 ------------
                                                                    4,303,930
                                                                 ------------
SOFTWARE (4.0%)
Altiris, Inc. (a)                                       35,600      1,261,308
Epicor Software Corp. (a)                               86,900      1,224,421
FactSet Research Systems, Inc.                          27,600      1,612,944


                                                        SHARES          VALUE
SOFTWARE (CONTINUED)
MICROS Systems, Inc. (a)                                15,600   $  1,217,736
Progress Software Corp. (a)                             48,100      1,123,135
                                                                 ------------
                                                                    6,439,544
                                                                 ------------
SPECIALTY RETAIL (8.5%)
A.C. Moore Arts & Crafts, Inc. (a)                      36,400      1,048,684
Children's Place Retail Stores, Inc. (The) (a)          48,200      1,784,846
Electronics Boutique Holdings Corp. (a)                 40,200      1,726,188
Guess?, Inc. (a)                                        58,200        730,410
VGuitar Center, Inc. (a)                                43,800      2,307,822
Hibbett Sporting Goods, Inc. (a)                        40,950      1,089,680
Jos. A. Bank Clothiers, Inc. (a)(b)                     56,200      1,590,460
PETCO Animal Supplies, Inc. (a)                         48,500      1,914,780
Too, Inc. (a)                                           65,100      1,592,346
                                                                 ------------
                                                                   13,785,216
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Fossil, Inc. (a)                                        59,800      1,533,272
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.1%)
Commercial Capital Bancorp, Inc.                        78,966      1,830,432
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (2.6%)
Hughes Supply, Inc.                                     57,600      1,863,360
VMSC Industrial Direct Co., Inc. Class A                63,900      2,299,122
                                                                 ------------
                                                                    4,162,482
                                                                 ------------
Total Common Stocks (Cost $129,871,380)                           155,641,637
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (14.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.8%)
UBS Finance Delaware LLC 2.18%, due 1/3/05          $3,120,000      3,119,622
USAA Capital Corp. 2.27%, due 1/6/05                 3,000,000      2,999,054
                                                                 ------------
Total Commercial Paper (Cost $6,118,676)                            6,118,676
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (c)                      469,528        469,528
                                                                 ------------
Total Investment Company
  (Cost $469,528)                                                     469,528
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 205

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MASTER NOTE (0.4%)
Banc of America Securities LLC 2.3926%, due 1/3/05
  (c)                                                  650,000        650,000
                                                                 ------------
Total Master Note (Cost $650,000)                                     650,000
                                                                 ------------
REPURCHASE AGREEMENTS (10.2%)
Credit Suisse First Boston LLC 2.3625%, dated
  12/31/04
  due 1/3/05
  Proceeds at Maturity $2,600,512 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,097,856 and a Market
  Value of $2,652,016) (d)                           2,600,000      2,600,000
Dresdner Kleinwort Wasserstein Securities, LLC
  2.3824%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $1,500,298 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,572,051 and a Market
  Value of $1,575,062) (d)                           1,500,000      1,500,000
Lehman Brothers, Inc.
  2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $5,801,142 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $7,891,254 and a Market
  Value of $5,915,900) (d)                           5,800,000      5,800,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  2.3925%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $5,601,116 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,526,968 and a Market
  Value of $5,880,008) (d)                           5,600,000      5,600,000

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co, Inc.
  2.3626%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $1,000,197 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,754,402 and a Market
  Value of $1,054,728) (d)                           1,000,000      1,000,000
                                                                 ------------
Total Repurchase Agreements (Cost $16,500,000)                     16,500,000
                                                                 ------------
Total Short-Term Investments (Cost $23,738,204)                    23,738,204
                                                                 ------------
Total Investments (Cost $153,609,584) (e)                110.9%   179,379,841(f)
Liabilities in Excess of
  Cash and Other Assets                                  (10.9)  (17,693,154)
                                                    ----------   ------------
Net Assets                                               100.0%  $161,686,687
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(e) The cost for federal income tax purposes is $153,904,752.
(f)  At December 31, 2004 net unrealized appreciation was
     $25,475,089, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,759,186 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,284,097.

M- 206   MainStay VP Small Cap Growth Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $137,109,584) including
  $16,576,961 market value of securities
  loaned                                        $162,879,841
Investment in repurchase agreements, at value
  (amortized cost $16,500,000)                    16,500,000
Deposit with security lending agent for
  securities loaned                                  283,001
Receivables:
  Investment securities sold                       3,341,341
  Fund shares sold                                   136,478
  Dividends and interest                              28,853
Other assets                                             339
                                                ------------
    Total assets                                 183,169,853
                                                ------------
LIABILITIES:
Securities lending collateral                     17,902,529
Due to custodian                                   2,454,589
Payables:
  Investment securities purchased                    838,470
  Fund shares redeemed                               123,376
  Manager                                             92,593
  Shareholder communication                           25,376
  NYLIFE Distributors                                 11,362
  Custodian                                            4,259
Accrued expenses                                      30,612
                                                ------------
    Total liabilities                             21,483,166
                                                ------------
Net assets                                      $161,686,687
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $     97,000
  Service Class                                       51,647
Additional paid-in capital                       133,661,041
Accumulated net realized gain on investments       2,106,742
Net unrealized appreciation on investments        25,770,257
                                                ------------
Net assets                                      $161,686,687
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $105,650,096
                                                ============
Shares of capital stock outstanding                9,699,955
                                                ============
Net asset value per share outstanding           $      10.89
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 56,036,591
                                                ============
Shares of capital stock outstanding                5,164,721
                                                ============
Net asset value per share outstanding           $      10.85
                                                ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 207

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   341,562
  Interest                                            62,544
  Income from securities loaned -- net                35,083
                                                 -----------
    Total income                                     439,189
                                                 -----------
EXPENSES:
  Manager                                          1,301,168
  Distribution and service -- Service Class           86,187
  Shareholder communication                           74,202
  Professional                                        45,865
  Custodian                                           26,093
  Directors                                           10,902
  Portfolio pricing                                    4,172
  Miscellaneous                                       19,266
                                                 -----------
    Total expenses before reimbursement            1,567,855
  Expense reimbursement from Manager                (245,558)
                                                 -----------
    Net expenses                                   1,322,297
                                                 -----------
Net investment loss                                 (883,108)
                                                 -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investment                    9,702,368
Net change in unrealized appreciation on
  investments                                      4,777,088
                                                 -----------
Net realized and unrealized gain on investments   14,479,456
                                                 -----------
Net increase in net assets resulting from
  operations                                     $13,596,348
                                                 ===========

M- 208   MainStay VP Small Cap Growth Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                  $   (883,108)  $   (430,501)
 Net realized gain on investments        9,702,368      1,057,811
 Net change in unrealized
  appreciation on investments            4,777,088     20,848,719
                                      ---------------------------
 Net increase in net assets
  resulting from operations             13,596,348     21,476,029
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                        18,619,208     42,064,068
   Service Class                        38,995,959     14,434,170
                                      ---------------------------
                                        57,615,167     56,498,238

 Cost of shares redeemed:
   Initial Class                       (11,835,509)    (6,768,740)
   Service Class                        (2,172,539)    (1,090,450)
                                      ---------------------------
                                       (14,008,048)    (7,859,190)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    43,607,119     48,639,048
                                      ---------------------------
    Net increase in net assets          57,203,467     70,115,077

NET ASSETS:
Beginning of year                      104,483,220     34,368,143
                                      ---------------------------
End of year                           $161,686,687   $104,483,220
                                      ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 209

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                INITIAL CLASS                          SERVICE CLASS
                                ---------------------------------------------   ---------------------------
                                                                   JULY 2,                       JUNE 5,
                                                                   2001(A)                       2003(A)
                                                                   THROUGH       YEAR ENDED      THROUGH
                                   YEAR ENDED DECEMBER 31,       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  2004       2003       2002         2001           2004           2003
Net asset value at beginning
  of period                     $   9.96   $  7.03    $  9.55      $ 10.00        $  9.94        $  8.06
                                --------   -------    -------      -------        -------        -------
Net investment loss (b)            (0.06)    (0.06)     (0.05)       (0.02)         (0.08)         (0.04)
Net realized and unrealized
  gain (loss) on investments        0.99      2.99      (2.47)       (0.43)          0.99           1.92
                                --------   -------    -------      -------        -------        -------
Total from investment
  operations                        0.93      2.93      (2.52)       (0.45)          0.91           1.88
                                --------   -------    -------      -------        -------        -------
Net asset value at end of
  period                        $  10.89   $  9.96    $  7.03      $  9.55        $ 10.85        $  9.94
                                ========   =======    =======      =======        =======        =======
Total investment return             9.40%    41.69%    (26.41%)      (4.52%)(c)      9.13%         23.37%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       (0.61%)   (0.73%)    (0.68%)      (0.50%)        (0.86%)        (0.98%)+(d)
    Net expenses                    0.95%     0.95%      0.95%        0.95%          1.20%          1.20%+
    Expenses (before
      reimbursement)                1.14%     1.21%      1.29%        1.96%          1.39%          1.46%
Portfolio turnover rate              108%       65%       126%          55%           108%            65%
Net assets at end of period
  (in 000's)                    $105,650   $90,085    $34,368      $20,435        $56,037        $14,398

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

M- 210   MainStay VP Small Cap Growth Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

LONG-TERM BONDS (30.0%)+
ASSET-BACKED SECURITIES (1.3%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (0.1%)
Citigroup Commercial Mortgage Trust
  Series 2004-C2 Class A5
  4.733%, due 10/15/41                              $  760,000   $    754,893
                                                                 ------------

CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                   600,004        597,269
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                1,650,000      1,615,744
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                1,390,000      1,379,315
                                                                 ------------
                                                                    3,592,328
                                                                 ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition
  Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                  850,000        894,390
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                   480,000        494,585
                                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Public Service of New Hampshire
  Funding LLC
  Series 2002-1 Class A
  4.58%, due 2/1/08                                  1,233,327      1,256,452
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (0.0%) (B)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                   201,219        204,111
                                                                 ------------
Total Asset-Backed Securities
  (Cost $7,200,198)                                                 7,196,759
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (8.7%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
  4.50%, due 8/15/10                                $  565,000   $    577,316
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                   340,000        372,300
  9.00%, due 8/1/09                                    115,000        129,662
                                                                 ------------
                                                                    1,079,278
                                                                 ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                  375,000        181,875
Southwest Airlines Co.
  5.25%, due 10/1/14                                   310,000        311,139
                                                                 ------------
                                                                      493,014
                                                                 ------------
AUTO COMPONENTS (0.2%)
ArvinMeritor, Inc.
  6.625%, due 6/15/07                                  110,000        114,950
Collins & Aikman Products
  12.875%, due 8/15/12 (c)(f)                          125,000        107,969
Dana Corp.
  9.00%, due 8/15/11                                   165,000        203,011
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08 (f)                              105,000        105,525
  11.00%, due 3/1/11 (c)(k)                            160,000        186,000
Visteon Corp.
  7.00%, due 3/10/14                                    60,000         57,300
  8.25%, due 8/1/10 (f)                                245,000        256,637
                                                                 ------------
                                                                    1,031,392
                                                                 ------------
AUTOMOBILES (0.0%) (B)
DaimlerChrysler North America
  Holdings, Inc.
  6.50%, due 11/15/13                                  125,000        135,577
General Motors Corp.
  8.375%, due 7/15/33                                   65,000         67,345
                                                                 ------------
                                                                      202,922
                                                                 ------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc.
  4.85%, due 11/18/14 (c)                              530,000        529,970
                                                                 ------------

CAPITAL MARKETS (0.3%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                   580,000        584,317
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                  150,000        156,196
Morgan Stanley
  3.625%, due 4/1/08                                   435,000        432,620
  4.75%, due 4/1/14                                    340,000        331,299
                                                                 ------------
                                                                    1,504,432
                                                                 ------------
CHEMICALS (0.3%)
Crompton Corp.
  9.875%, due 8/1/12 (c)                               120,000        137,400
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   195,000        192,563
FMC Corp.
  10.25%, due 11/1/09                                  200,000        229,500

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 211


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Lyondell Chemical Co.
  9.50%, due 12/15/08                               $  175,000   $    189,875
  10.50%, due 6/1/13                                    50,000         59,500
Millennium America, Inc.
  7.625%, due 11/15/26                                 535,000        526,975
Terra Capital, Inc.
  12.875%, due 10/15/08                                215,000        268,750
Witco Corp.
  7.75%, due 4/1/23                                     45,000         43,875
                                                                 ------------
                                                                    1,648,438
                                                                 ------------
COMMERCIAL BANKS (0.1%)
BankBoston NA
  7.00%, due 9/15/07                                   610,000        662,468
UGS Corp.
  10.00%, due 6/1/12 (c)                               100,000        113,750
                                                                 ------------
                                                                      776,218
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Geo Sub Corp.
  11.00%, due 5/15/12                                  120,000        120,600
                                                                 ------------

CONSUMER FINANCE (0.5%)
Capital One Bank
  5.75%, due 9/15/10                                   340,000        360,674
Ford Motor Credit Co.
  7.00%, due 10/1/13 (f)                               710,000        752,694
General Motors Acceptance Corp.
  6.75%, due 12/1/14                                   600,000        600,820
  6.875%, due 9/15/11                                  400,000        409,917
  6.875%, due 8/28/12                                   65,000         66,364
MBNA Corp.
  6.25%, due 1/17/07                                   295,000        310,409
                                                                 ------------
                                                                    2,500,878
                                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass
  Container, Inc.
  7.75%, due 5/15/11                                   235,000        254,387
  8.875%, due 2/15/09                                  170,000        184,663
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                    95,000         98,800
  8.10%, due 5/15/07                                    65,000         69,225
Rock-Tenn Co.
  8.20%, due 8/15/11                                   530,000        624,509
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                               25,000         24,875
                                                                 ------------
                                                                    1,256,459
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Canwest Media, Inc.
  8.00%, due 9/15/12 (c)                            $  120,000   $    128,700
Citigroup, Inc.
  5.00%, due 9/15/14 (c)                             1,050,000      1,055,065
FGIC Corp.
  6.00%, due 1/15/34 (c)                             1,105,000      1,140,446
J Paul Getty Trust Series 2003
  5.875%, due 10/1/33                                  435,000        454,024
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                210,000        230,475
                                                                 ------------
                                                                    3,008,710
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
MCI, Inc.
  6.908%, due 5/1/07                                   282,000        288,698
  7.688%, due 5/1/09                                   282,000        291,870
  8.735%, due 5/1/14                                   242,000        260,150
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   405,000        426,262
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11 (c)                                85,000         87,125
Qwest Corp.
  5.625%, due 11/15/08                                  10,000         10,175
  7.125%, due 11/15/43                                  80,000         73,200
  7.25%, due 9/15/25                                   130,000        126,425
  8.875%, due 3/15/12 (c)                               85,000         98,175
  14.00%, due 12/15/10 (c)                             310,000        372,775
SBC Communications, Inc.
  4.125%, due 9/15/09                                  410,000        409,252
                                                                 ------------
                                                                    2,444,107
                                                                 ------------
ELECTRIC UTILITIES (0.4%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                   246,456        294,515
Consumers Energy Co.
  6.25%, due 9/15/06                                   240,000        250,574
Kiowa Power Partners LLC
  5.737%, due 3/30/21 (c)                              490,000        491,960
PPL Energy Supply LLC
  5.40%, due 8/15/14                                   620,000        635,995
Southern California Edison Co.
  8.00%, due 2/15/07                                   215,000        234,131
Tenaska Virginia Partners LP
  6.119%, due 3/30/24 (c)                              377,740        396,438
                                                                 ------------
                                                                    2,303,613
                                                                 ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                   520,000        558,215
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Pride International, Inc.
  7.375%, due 7/15/14                                   95,000        103,788
                                                                 ------------

FOOD & STAPLES RETAILING (0.2%)
CVS Corp.
  5.298%, due 1/11/27 (c)                              435,000        436,623
  5.789%, due 1/10/26 (c)                              415,760        431,800
Duane Reade, Inc.
  7.01%, due 12/15/10 (c)(n)                            90,000         91,350

M- 212   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING (CONTINUED)
Safeway, Inc.
  4.125%, due 11/1/08                               $  330,000   $    328,062
                                                                 ------------
                                                                    1,287,835
                                                                 ------------
FOOD PRODUCTS (0.2%)
Cargill, Inc.
  4.375%, due 6/1/13 (c)                               460,000        449,078
  5.00%, due 11/15/13 (c)                              580,000        588,255
Smithfield Foods, Inc.
  7.625%, due 2/15/08 (f)                              140,000        149,800
                                                                 ------------
                                                                    1,187,133
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%) (B)
Fisher Scientific International, Inc.
  6.75%, due 8/15/14 (c)                                85,000         91,163
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
HCA, Inc.
  7.50%, due 11/15/95                                  145,000        135,753
  8.36%, due 4/15/24                                    80,000         87,371
  8.75%, due 9/1/10                                    245,000        280,056
Highmark, Inc.
  6.80%, due 8/15/13 (c)                               835,000        910,764
Manor Care, Inc.
  6.25%, due 5/1/13                                    235,000        251,145
  8.00%, due 3/1/08                                    187,000        206,313
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                   935,000      1,045,937
Service Corp. International
  6.50%, due 3/15/08                                    35,000         36,137
  7.20%, due 6/1/06                                    115,000        119,600
WellPoint, Inc.
  5.00%, due 12/15/14 (c)                              175,000        174,449
                                                                 ------------
                                                                    3,247,525
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                                  175,000        202,125
  9.375%, due 2/15/07                                  350,000        385,875
Chumash Casino & Resort
  Enterprise
  9.00%, due 7/15/10 (c)                               110,000        121,825
ITT Corp.
  7.375%, due 11/15/15                                 295,000        328,187
Mandalay Resort Group
  7.00%, due 11/15/36                                  105,000        110,250
MGM Mirage, Inc.
  6.75%, due 9/1/12                                     80,000         84,200
  8.375%, due 2/1/11                                   130,000        146,575
Mirage Resorts, Inc.
  7.25%, due 10/15/06                                   35,000         36,663
Mohegan Tribal Gaming Authorities
  6.375%, due 7/15/09                                  185,000        190,088
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                  230,000        262,487
                                                                 ------------
                                                                    1,868,275
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HOUSEHOLD DURABLES (0.1%)
D.R. Horton, Inc.
  5.625%, due 1/15/16                               $  330,000   $    324,638
                                                                 ------------

INSURANCE (0.3%)
Crum & Forster
  10.375%, due 6/15/13                                 165,000        183,975
Fund American Cos., Inc.
  5.875%, due 5/15/13                                  905,000        921,069
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                  140,000        151,945
Phoenix Life Insurance
  7.15%, due 12/15/34 (c)                              205,000        204,484
Provident Companies, Inc.
  7.25%, due 3/15/28                                    40,000         37,850
UnumProvident Corp.
  6.75%, due 12/15/28                                  100,000         90,250
                                                                 ------------
                                                                    1,589,573
                                                                 ------------
IT SERVICES (0.1%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                     50,000         52,795
  7.125%, due 10/15/09                                  25,000         27,535
  7.45%, due 10/15/29                                   50,000         54,024
Unisys Corp.
  6.875%, due 3/15/10                                  115,000        123,050
                                                                 ------------
                                                                      257,404
                                                                 ------------
MACHINERY (0.0%) (B)
Cummins, Inc.
  6.45%, due 3/1/05                                    115,000        115,000
                                                                 ------------

MEDIA (0.8%)
Clear Channel
  Communications, Inc.
  4.90%, due 5/15/15                                   385,000        365,542
  5.50%, due 9/15/14                                   365,000        366,410
Houghton Mifflin Co.
  7.20%, due 3/15/11                                   245,000        258,475
Medianews Group, Inc.
  6.375%, due 4/1/14                                   110,000        108,900
Morris Publishing Group LLC
  7.00%, due 8/1/13                                    190,000        193,800
PanAmSat Corp.
  9.00%, due 8/15/14 (c)                                80,000         89,300
Reader's Digest Association,
  Inc. (The)
  6.50%, due 3/1/11                                    150,000        156,750
Tele-Communications, Inc.
  10.125%, due 4/15/22                                 220,000        315,826
Time Warner Entertainment Co. LP
  8.375%, due 3/15/23                                  510,000        639,391
  10.15%, due 5/1/12                                 1,700,000      2,230,233
                                                                 ------------
                                                                    4,724,627
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 213

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
METALS & MINING (0.1%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                               $  335,000   $    328,300
United States Steel LLC
  10.75%, due 8/1/08                                   140,000        164,850
                                                                 ------------
                                                                      493,150
                                                                 ------------
MULTILINE RETAIL (0.3%)
Kohl's Corp.
  6.00%, due 1/15/33                                 1,100,000      1,150,638
Target Corp.
  8.60%, due 1/15/12                                   370,000        460,949
                                                                 ------------
                                                                    1,611,587
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                               235,000        269,075
AES Eastern Energy LP
  Series 1999-A
  9.00%, due 1/2/17                                    339,187        384,978
Calpine Corp.
  8.50%, due 7/15/10 (c)                                76,000         65,170
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                              290,000        316,100
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                    275,000        285,619
PSE&G Power LLC
  6.875%, due 4/15/06                                1,260,000      1,313,500
Tiverton/Rumford Power
  Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)                               372,515        298,012
Westar Energy, Inc.
  7.125%, due 8/1/09                                   320,000        351,386
  7.875%, due 5/1/07                                   220,000        239,238
                                                                 ------------
                                                                    3,523,078
                                                                 ------------
OIL & GAS (0.5%)
El Paso Corp.
  7.80%, due 8/1/31                                     50,000         48,000
Enterprise Products Partners L.P.
  5.60%, due 10/15/14 (c)                              285,000        287,528
Evergreen Resources, Inc.
  5.875%, due 3/15/12                                  370,000        386,600
Forest Oil Corp.
  8.00%, due 12/15/11                                  220,000        251,350
Newfield Exploration Co.
  8.375%, due 8/15/12                                  170,000        190,400
Pacific Energy Partners LP
  7.125%, due 6/15/14                                  180,000        191,700
Tesoro Corp.
  8.00%, due 4/15/08                                   285,000        309,937
Tosco Corp.
  8.125%, due 2/15/30                                  465,000        620,679
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                    290,000        319,725
                                                                 ------------
                                                                    2,605,919
                                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Appleton Papers, Inc.
  8.125%, due 6/15/11                                  325,000        350,187
Bowater, Inc.
  9.00%, due 8/1/09                                    240,000        266,845
Georgia-Pacific Corp.
  8.875%, due 2/1/10                                   305,000        354,944
  9.375%, due 2/1/13                                   245,000        285,425
OMX Timber Finance
  Investments LLC
  5.42%, due 1/29/20 (c)                               255,000        254,291
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   475,000        498,750
                                                                 ------------
                                                                    2,010,442
                                                                 ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                  370,000        380,538
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REAL ESTATE (0.4%)
American Real Estate Partners LP
  8.125%, due 6/1/12                                $  205,000   $    218,581
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    75,000         85,500
Hospitality Properties Trust
  7.00%, due 3/1/08                                    175,000        186,890
Host Marriot LP
  7.00%, due 8/15/12 (c)                               240,000        253,800
HRPT Properties Trust
  5.75%, due 2/15/14                                   685,000        703,513
  6.25%, due 8/15/16                                   170,000        179,315
iStar Financial, Inc.
  6.50%, due 12/15/13                                  590,000        622,176
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    185,000        190,088
                                                                 ------------
                                                                    2,439,863
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.0%) (B)
MagnaChip Semiconductor SA
  5.74%, due 12/15/11 (c)(n)                           100,000        102,750
  8.00%, due 12/15/14 (c)                               70,000         72,975
                                                                 ------------
                                                                      175,725
                                                                 ------------
SOFTWARE (0.1%)
Computer Associates
  International, Inc.
  4.75%, due 12/1/09 (c)                               300,000        302,195
                                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                   50,000         45,500
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
  8.75%, due 3/1/31                                    385,000        519,101
AirGate PCS, Inc.
  5.82%, due 10/15/11 (c)(n)                            80,000         82,200

M- 214   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Dobson Cellular Systems
  6.96%, due 11/1/11 (c)(n)                         $   35,000   $     36,225
Dobson Communications Corp.
  8.875%, due 10/1/13                                   20,000         14,050
  10.875%, due 7/1/10                                   25,000         19,375
Triton PCS, Inc.
  8.50%, due 6/1/13                                    100,000         96,500
US Unwired, Inc.
  10.00%, due 6/15/12                                   60,000         67,650
                                                                 ------------
                                                                      835,101
                                                                 ------------
Total Corporate Bonds
  (Cost $46,720,878)                                               48,678,305
                                                                 ------------
FOREIGN BONDS (1.9%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.0%) (B)
Heckler & Koch GmbH
  9.25%, due 7/15/11 (c)                             E  75,000        114,177
                                                                 ------------
BEVERAGES (0.4%)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                           $  240,000        259,200
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                               1,355,000      1,700,525
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                  245,000        251,291
                                                                 ------------
                                                                    2,211,016
                                                                 ------------
BUILDING PRODUCTS (0.0%) (B)
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                              100,000        103,250
                                                                 ------------

CHEMICALS (0.1%)
Acetex Corp.
  10.875%, due 8/1/09                                  200,000        217,500
Invista
  9.25%, due 5/1/12 (c)                                260,000        289,900
                                                                 ------------
                                                                      507,400
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Hutchison Whamp International Ltd.
  5.45%, due 11/24/10 (c)                              620,000        642,121
                                                                 ------------

CONTAINERS & PACKAGING (0.1%)
Crown Euro Holdings S.A.
  10.875%, due 3/1/13                                  335,000        396,138
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Tengizchevroil LLP
  6.124%, due 11/15/14 (c)                             230,000        230,575
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico, S.A.
  4.50%, due 11/19/08                               $  675,000   $    679,498
                                                                 ------------

ELECTRIC UTILITIES (0.1%)
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                              360,000        365,169
WRG Acquisitions PLC
  8.36%, due 12/15/11 (c)(n)                         L  30,000         59,613
                                                                 ------------
                                                                      424,782
                                                                 ------------
FOREIGN GOVERNMENTS (0.4%)
Province of Quebec
  5.00%, due 7/17/09                                $  920,000        961,005
Russian Federation
  5.00%, due 3/31/30                                   735,000        760,284
United Mexican States
  4.625%, due 10/8/08                                   95,000         96,188
  8.125%, due 12/30/19                                 250,000        293,375
                                                                 ------------
                                                                    2,110,852
                                                                 ------------
GOVERNMENT AGENCIES (0.1%)
Aries Vermogensverwaltungs GmbH
  9.60%, due 10/25/2014 ADR (c)(i)                     250,000        307,500
                                                                 ------------

INDUSTRIAL CONGLOMERATES (0.0%) (B)
Stena AB
  9.625%, due 12/1/12                                  315,000        355,950
                                                                 ------------

METALS & MINING (0.1%)
Citigroup (JSC Severstal)
  9.25%, due 4/19/14                                   244,000        243,951
Corporacion Nacional del
  Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                              475,000        494,512
                                                                 ------------
                                                                      738,463
                                                                 ------------
OIL & GAS (0.1%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                               400,000        423,000
                                                                 ------------

PAPER & FOREST PRODUCTS (0.1%)
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                   100,000        104,250
  8.625%, due 6/15/11                                  135,000        144,787
Tembec Industries, Inc.
  8.50%, due 2/1/11                                    195,000        195,975
                                                                 ------------
                                                                      445,012
                                                                 ------------
ROAD & RAIL (0.0%) (B)
Grupo Transportacion Ferroviaria
  Mexicana, S.A. de C.V.
  12.50%, due 6/15/12                                  115,000        134,262
                                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                               900,000        919,283
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 215

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Vodafone Group PLC
  3.95%, due 1/30/08                                $  530,000   $    533,693
                                                                 ------------
Total Foreign Bonds
  (Cost $10,457,801)                                               11,276,972
                                                                 ------------
MUNICIPAL BOND (0.1%)
-----------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial
  Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                   395,000        399,973
                                                                 ------------
Total Municipal Bond
  (Cost $395,000)                                                     399,973
                                                                 ------------
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (0.7%)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (0.1%)
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41                                  382,322        379,780
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                   750,094        738,532
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 5/11/35                                  914,544        935,993
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                               1,062,490      1,058,081
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                  931,191        924,951
                                                                 ------------
                                                                    2,919,025
                                                                 ------------
Total Commercial Mortgage Loans
  (Collateralized Mortgage Obligations)
  (Cost $4,073,327)                                                 4,037,337
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (17.0%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.1%)
  3.00%, due 8/1/10 (e)                             $  470,912   $    454,822
  3.625%, due 9/15/08                                  755,000        755,260
  5.00%, due 2/15/20 TBA (d)                         1,065,000      1,078,978
  5.00%, due 8/1/33 (e)                                789,666        785,831
  5.50%, due 2/10/35 TBA (d)                         3,160,000      3,201,475
                                                                 ------------
                                                                    6,276,366
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.6%)
  4.625%, due 5/1/13                                   870,000        866,694
  4.75%, due 1/2/07                                  3,445,000      3,533,216
  5.125%, due 1/2/14                                   545,000        555,796
  5.25%, due 8/1/12                                  2,805,000      2,910,552
  5.50%, due 5/2/06                                  3,350,000      3,449,368
  6.25%, due 2/1/11                                    435,000        476,897
  6.625%, due 9/15/09                                2,565,000      2,864,012
                                                                 ------------
                                                                   14,656,535
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.9%)
  4.50%, due 4/1/18-11/1/18 (e)(m)                   8,202,878      8,195,236
  5.50%, due 2/1/17-11/1/33 (e)                      8,720,192      8,931,308

V  5.50%, due 2/15/20 TBA (d)                        8,640,000      8,907,304

V  5.50%, due 2/10/35 TBA (d)                        5,770,000      5,842,125

V  6.00%, due 2/10/35 TBA (d)                       12,380,000     12,770,738
  6.32%, due 8/15/08                                   697,808        745,155
  6.50%, due 6/1/31-10/1/31 (e)                      1,756,790      1,844,234
  7.00%, due 2/1/32-4/1/32 (e)                       1,135,299      1,203,524
  7.50%, due 8/1/31 (e)                              1,221,512      1,308,841
                                                                 ------------
                                                                   49,748,465
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.8%)
  6.00%, due 4/15/29-8/15/32 (e)                     2,975,995      3,090,951
  7.50%, due 12/15/23-12/25/28 (e)                   1,179,596      1,270,530
                                                                 ------------
                                                                    4,361,481
                                                                 ------------
U.S. TREASURY BONDS (0.9%)
  5.375%, due 2/15/31 (f)                            2,515,000      2,719,540
  6.875%, due 8/15/25                                1,205,000      1,517,782
  8.75%, due 8/15/20                                   580,000        838,372
                                                                 ------------
                                                                    5,075,694
                                                                 ------------
U.S. TREASURY NOTES (2.7%)
  3.00%, due 2/15/08 (f)                             1,645,000      1,631,570
  4.25%, due 8/15/14-11/15/14 (f)                    4,140,000      4,149,986
  4.625%, due 5/15/06 (f)                              965,000        987,240
  5.75%, due 11/15/05-8/15/10 (f)                    2,845,000      2,948,798

V  6.00%, due 8/15/09 (f)                            4,905,000      5,409,680
                                                                 ------------
                                                                   15,127,274
                                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $94,495,087)                                               95,245,815
                                                                 ------------

M- 216   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

YANKEE BONDS (0.3%) (H)
-----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Petroleum Geo-Services ASA
  10.75%, due 11/5/10                               $  220,000   $    250,800
                                                                 ------------

INSURANCE (0.2%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                   10,000          9,500
  7.75%, due 4/26/12-7/15/37                           105,000        104,100
  8.30%, due 4/15/26                                    10,000          9,775
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                  955,000        982,242
                                                                 ------------
                                                                    1,105,617
                                                                 ------------
MARINE (0.0%) (B)
Sea Containers Ltd.
  10.75%, due 10/15/06                                  90,000         94,275
                                                                 ------------

MEDIA (0.1%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                  230,000        256,450
                                                                 ------------
Total Yankee Bonds
  (Cost $1,653,129)                                                 1,707,142
                                                                 ------------
Total Long-Term Bonds
  (Cost $164,995,420)                                             168,542,303
                                                                 ------------

                                                        SHARES          VALUE

COMMON STOCKS (67.5%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                        17,700        916,329
L-3 Communications Holdings, Inc.                       43,500      3,185,940
Northrop Grumman Corp.                                  59,000      3,207,240
Raytheon Co.                                            49,100      1,906,553
United Technologies Corp.                               35,900      3,710,265
                                                                 ------------
                                                                   12,926,327
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.7%)
FedEx Corp.                                             41,600      4,097,184
                                                                 ------------

AUTOMOBILES (0.6%)
Harley-Davidson, Inc.                                   53,900      3,274,425
                                                                 ------------

BEVERAGES (0.3%)
PepsiCo, Inc.                                           35,800      1,868,760
                                                                 ------------

BIOTECHNOLOGY (1.4%)
Amgen, Inc. (a)                                         54,600      3,502,590
Genentech, Inc. (a)                                     43,600      2,373,584
Gilead Sciences, Inc. (a)                               61,800      2,162,382
                                                                 ------------
                                                                    8,038,556
                                                                 ------------



                                                        SHARES          VALUE
BUILDING PRODUCTS (0.6%)
American Standard Cos., Inc. (a)                        76,200   $  3,148,584
                                                                 ------------

CAPITAL MARKETS (2.2%)
Goldman Sachs Group, Inc. (The) (e)                     30,200      3,142,008
Merrill Lynch & Co., Inc.                               50,500      3,018,385
Morgan Stanley                                          56,600      3,142,432
State Street Corp.                                      56,600      2,780,192
                                                                 ------------
                                                                   12,083,017
                                                                 ------------
CHEMICALS (0.9%)
Air Products & Chemicals, Inc.                          26,000      1,507,220
Praxair, Inc.                                           80,200      3,540,830
                                                                 ------------
                                                                    5,048,050
                                                                 ------------
COMMERCIAL BANKS (2.8%)

VBank of America Corp.                                 132,200      6,212,078
PNC Financial Services Group,
  Inc. (The)                                            40,600      2,332,064
U.S. Bancorp                                           103,100      3,229,092
Wachovia Corp.                                          80,300      4,223,780
                                                                 ------------
                                                                   15,997,014
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Cendant Corp.                                          134,100      3,135,258
                                                                 ------------

COMMUNICATIONS EQUIPMENT (2.8%)
Avaya, Inc. (a)                                        196,000      3,371,200
Cisco Systems, Inc. (a)                                115,700      2,233,010
Motorola, Inc.                                         208,600      3,587,920
Nokia Corp. ADR (i)                                    244,600      3,832,882
QUALCOMM, Inc.                                          65,300      2,768,720
                                                                 ------------
                                                                   15,793,732
                                                                 ------------
COMPUTERS & PERIPHERALS (2.7%)
Dell, Inc. (a)                                          90,600      3,817,884
Hewlett-Packard Co.                                    210,200      4,407,894

VInternational Business Machines Corp.                  71,200      7,018,896
                                                                 ------------
                                                                   15,244,674
                                                                 ------------
CONSUMER FINANCE (1.4%)
American Express Co.                                    70,300      3,962,811
Capital One Financial Corp.                             45,600      3,839,976
                                                                 ------------
                                                                    7,802,787
                                                                 ------------
CONTAINERS & PACKAGING (0.5%)
Smurfit-Stone Container Corp. (a)                      147,500      2,755,300
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.5%)

VCitigroup, Inc.                                       197,133      9,497,868
JPMorgan Chase & Co.                                   123,584      4,821,012
                                                                 ------------
                                                                   14,318,880
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
ALLTEL Corp.                                            25,800      1,516,008
BellSouth Corp.                                         82,800      2,301,012
SBC Communications, Inc.                               107,800      2,778,006
Sprint Corp. (FON Group)                               181,200      4,502,820
Verizon Communications, Inc.                            86,300      3,496,013
                                                                 ------------
                                                                   14,593,859
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 217


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRIC UTILITIES (0.4%)
DTE Energy Co.                                          28,900   $  1,246,457
FirstEnergy Corp.                                       30,200      1,193,202
                                                                 ------------
                                                                    2,439,659
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                          65,400      1,576,140
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (4.6%)
Baker Hughes, Inc.                                      59,700      2,547,399
BJ Services Co.                                         54,400      2,531,776
ENSCO International, Inc.                               82,000      2,602,680
Pride International, Inc. (a)                          220,600      4,531,124

VRowan Cos., Inc. (a)                                  223,600      5,791,240

VTransocean, Inc. (a)(i)                               114,300      4,845,177
Weatherford International Ltd. (a)(i)                   53,600      2,749,680
                                                                 ------------
                                                                   25,599,076
                                                                 ------------
FOOD & STAPLES RETAILING (1.6%)
CVS Corp.                                               75,500      3,402,785
Kroger Co. (The) (a)                                   158,200      2,774,828
Walgreen Co.                                            66,600      2,555,442
                                                                 ------------
                                                                    8,733,055
                                                                 ------------
FOOD PRODUCTS (1.7%)
Cadbury Schweppes PLC ADR (i)                           92,300      3,479,710
General Mills, Inc.                                     82,100      4,081,191
Kraft Foods, Inc. Class A                               56,200      2,001,282
                                                                 ------------
                                                                    9,562,183
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Boston Scientific Corp. (a)                             80,000      2,844,000
Fisher Scientific International, Inc. (a)               51,600      3,218,808
                                                                 ------------
                                                                    6,062,808
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.7%)
Caremark Rx, Inc. (a)                                   97,300      3,836,539
HCA, Inc.                                               57,100      2,281,716
Quest Diagnostics, Inc.                                 30,700      2,933,385

VUnitedHealth Group, Inc.                               59,600      5,246,588
Universal Health Services, Inc. Class B (f)             60,500      2,692,250
Wellpoint, Inc. (a)                                     33,700      3,875,500
                                                                 ------------
                                                                   20,865,978
                                                                 ------------
HOUSEHOLD DURABLES (2.3%)
Centex Corp.                                            47,700      2,841,966
D.R. Horton, Inc.                                       87,700      3,535,187
Harman International
  Industries, Inc.                                      25,100      3,187,700
Lennar Corp.                                            62,700      3,553,836
                                                                 ------------
                                                                   13,118,689
                                                                 ------------



                                                        SHARES          VALUE
HOUSEHOLD PRODUCTS (0.7%)
Kimberly-Clark Corp.                                    59,100   $  3,889,371
                                                                 ------------

INDUSTRIAL CONGLOMERATES (1.2%)
General Electric Co.                                    99,900      3,646,350
3M Co.                                                  37,500      3,077,625
                                                                 ------------
                                                                    6,723,975
                                                                 ------------
INSURANCE (2.4%)
Allstate Corp. (The)                                    54,500      2,818,740
American International Group, Inc.                      25,400      1,668,018
Hartford Financial Services Group, Inc. (The)           45,300      3,139,743
Prudential Financial, Inc.                              53,900      2,962,344
St. Paul Travelers Cos., Inc. (The)                     75,500      2,798,785
                                                                 ------------
                                                                   13,387,630
                                                                 ------------
INTERNET & CATALOG RETAIL (0.3%)
eBay, Inc. (a)                                          16,600      1,930,248
                                                                 ------------

IT SERVICES (1.2%)
Accenture Ltd. Class A (a)(i)                           68,900      1,860,300
Computer Sciences Corp. (a)                             61,900      3,489,303
First Data Corp.                                        26,700      1,135,818
                                                                 ------------
                                                                    6,485,421
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick Corp.                                         41,200      2,039,400
Mattel, Inc.                                            79,800      1,555,302
                                                                 ------------
                                                                    3,594,702
                                                                 ------------
MACHINERY (2.5%)
Danaher Corp.                                           65,900      3,783,319
Dover Corp.                                             81,200      3,405,528
Illinois Tool Works, Inc.                               37,600      3,484,768
Navistar International Corp. (a)                        77,371      3,402,777
                                                                 ------------
                                                                   14,076,392
                                                                 ------------
MEDIA (1.0%)
Omnicom Group, Inc.                                     40,000      3,372,800
Time Warner, Inc. (a)                                  101,300      1,969,272
                                                                 ------------
                                                                    5,342,072
                                                                 ------------
METALS & MINING (0.6%)
Alcoa, Inc.                                            103,500      3,251,970
                                                                 ------------

MULTILINE RETAIL (1.2%)
Kohl's Corp. (a)                                        62,600      3,078,042
Target Corp.                                            70,200      3,645,486
                                                                 ------------
                                                                    6,723,528
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Energy East Corp.                                       82,100      2,190,428
                                                                 ------------

OIL & GAS (2.5%)
ChevronTexaco Corp.                                     72,200      3,791,222
ConocoPhillips                                          28,000      2,431,240
ExxonMobil Corp.                                        74,400      3,813,744
Kerr-McGee Corp.                                        40,700      2,352,053
Unocal Corp.                                            43,600      1,885,264
                                                                 ------------
                                                                   14,273,523
                                                                 ------------

M- 218   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.1%)
Bowater, Inc.                                           81,700   $  3,592,349
International Paper Co.                                 55,000      2,310,000
                                                                 ------------
                                                                    5,902,349
                                                                 ------------
PHARMACEUTICALS (2.3%)
Bristol-Myers Squibb Co.                               126,600      3,243,492
Johnson & Johnson                                       56,300      3,570,546
Pfizer, Inc.                                           117,500      3,159,575
Teva Pharmaceutical Industries Ltd. ADR (i)            102,400      3,057,664
                                                                 ------------
                                                                   13,031,277
                                                                 ------------
ROAD & RAIL (0.2%)
Burlington Northern Santa Fe Corp.                      21,700      1,026,627
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Advanced Micro Devices, Inc. (a)                        35,400        779,508
Analog Devices, Inc.                                    39,000      1,439,880
Applied Materials, Inc. (a)                             82,300      1,407,330
Intel Corp.                                             81,600      1,908,624
KLA-Tencor Corp. (a)                                    33,600      1,565,088
Maxim Integrated Products, Inc.                         30,300      1,284,417
Texas Instruments, Inc.                                 46,400      1,142,368
                                                                 ------------
                                                                    9,527,215
                                                                 ------------
SOFTWARE (2.4%)
BMC Software, Inc. (a)                                 133,000      2,473,800
Electronic Arts, Inc. (a)                               27,100      1,671,528
Microsoft Corp.                                         96,800      2,585,528
Oracle Corp. (a)                                       112,620      1,545,146
Symantec Corp. (a)                                     134,800      3,472,448
VERITAS Software Corp. (a)                              64,800      1,850,040
                                                                 ------------
                                                                   13,598,490
                                                                 ------------
SPECIALTY RETAIL (2.9%)
Bed Bath & Beyond, Inc. (a)                             82,100      3,270,043
Best Buy Co., Inc.                                      49,700      2,953,174
Gap, Inc. (The)                                        174,700      3,689,664
Lowe's Cos., Inc.                                       60,300      3,472,677
TJX Cos., Inc. (The)                                   126,200      3,171,406
                                                                 ------------
                                                                   16,556,964
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach, Inc. (a)                                         66,000      3,722,400
NIKE, Inc. Class B                                      39,800      3,609,462
                                                                 ------------
                                                                    7,331,862
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.4%)
Washington Mutual, Inc.                                 50,600      2,139,368
                                                                 ------------
Total Common Stocks
  (Cost $327,773,517)                                             379,067,407
                                                                 ------------
CONVERTIBLE PREFERRED STOCK (0.7%)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
QuadraMed Corp. 5.50% (c)(j)                             4,900        107,800
                                                                 ------------

PHARMACEUTICALS (0.7%)
Goldman Sachs Group, Inc. (The) 2.875% Serie BSKT       40,000      4,113,240
                                                                 ------------
Total Convertible Preferred Stocks
  (Cost $4,122,500)                                                 4,221,040
                                                                 ------------

PREFERRED STOCK (0.1%)
-----------------------------------------------------------------------------
REAL ESTATE (0.1%)
Sovereign Real Estate
  Investment Corp.
  12.00%, Class A (c)                                      200        303,000
                                                                 ------------
Total Preferred Stock
  (Cost $298,000)                                                     303,000
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (9.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (6.9%)
American General Finance Corp.
  2.30%, due 1/5/05                                 $5,605,000      5,603,567
Chevron Texaco Funding Corp.
  2.25%, due 1/12/05 (e)                             6,700,000      6,695,393
Freddie Mac Discount Note
  2.24%, due 2/1/05 (e)                              5,000,000      4,990,342
Goldman Sachs Group, Inc. (The)
  2.33%, due 1/3/05                                  6,710,000      6,709,131
International Business Machines Corp.
  2.16%, due 1/7/05                                  1,015,000      1,014,634
Morgan Stanley Dean Witter & Co.
  2.32%, due 1/5/05                                    405,000        404,895
Rabobank USA Financial Corp.
  2.17%, due 1/3/05                                 13,270,000     13,268,400
                                                                 ------------
Total Commercial Paper
  (Cost $38,686,362)                                               38,686,362
                                                                 ------------

                                                        SHARES          VALUE

INVESTMENT COMPANIES (0.0%) (B)
AIM Institutional Funds Group (g)                       82,875         82,875
                                                                 ------------
Total Investment Company
  (Cost $82,875)                                                       82,875
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

MASTER NOTE (0.4%)
Banc of America Securities LLC
  2.39%, due 1/3/05 (g)                             $2,170,000      2,170,000
                                                                 ------------
Total Master Note
  (Cost $2,170,000)                                                 2,170,000
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 219

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.5%)
Credit Suisse First Boston LLC
  2.36%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $250,049 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $297,871 and a
  Market Value of $255,002) (o)                     $  250,000   $    250,000
Dresdner Kleinwort Wasserstein Securities LLC
  2.38%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $9,000,595 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount of
  $9,432,309 and a
  Market Value of $9,450,369) (o)                    9,000,000      9,000,000
Lehman Brothers Inc.
  2.36%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,690,111 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount
  of $2,299,348 and a
  Market Value of $1,723,771) (o)                    1,690,000      1,690,000
Merrill Lynch Pierce Fenner & Smith
  2.39%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,306,087 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount
  of $1,288,968 and a
  Market Value of $1,371,302) (o)                    1,306,000      1,306,000
Morgan Stanley & Co.
  2.36%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity
  $1,950,128 (g)
  (Collateralized by
  Various Bonds
  with a Principal Amount
  of $3,421,084 and a
  Market Value of $2,056,720) (o)                    1,950,000      1,950,000
                                                                 ------------
Total Repurchase Agreements
  (Cost $14,196,000)                                               14,196,000
                                                                 ------------
Total Short-Term Investments
  (Cost $55,135,237)                                               55,135,237
                                                                 ------------
Total Investments
  (Cost $552,324,674) (p)                                108.1%   607,268,987(q)
Liabilities in Excess of
  Cash and Other Assets                                   (8.1)   (45,737,054)

                                                    ----------   ------------
Net Assets                                               100.0%  $561,531,933
                                                    ==========   ============

                                                        NUMBER OF
                                                    CONTRACTS (L)          VALUE

WRITTEN CALL OPTION (0.0%) (B)
CAPITAL MARKETS (0.0%) (B)
Goldman Sachs Group, Inc. (The)
  Strike Price $110.00
  Expire 1/22/05 (a)                                 $     (103)         $(2,060)
                                                                          ------
Total Written Call Option
  (Premium received $17,200)                                              (2,060)
                                                                          ------

M- 220   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be deter-mined upon settlement.
(e) Represents security, or a portion thereof, which is segregated as collateral for TBA and for written options.
(f) Represent securities, or a portion thereof, which is out on loan.
(g) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)  Yankee Bond -- Dollar Denominated bonds issued in
     United States by foreign banks and corporations.
(i)  ADR -- American Depository Receipt
(j)  Illiquid security.
(k)  Restricted security.
(l)  One contract relates to 100 shares.
(m)  Partially segregated for unfunded loan commitment.
(n) Floating rate. Rate shown is the rate in effect at December 31, 2004.
(o) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(p) The cost for federal income tax purposes is $554,747,133.
(q)  At December 31, 2004, net unrealized appreciation was
     $52,521,854 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $55,327,544 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,805,690
     The following abbreviations are used in the above portfolio:
     L -- Pound Sterling
     E -- Euro

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 221

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $552,324,674) including $16,068,006
  market value of securities loaned             $607,268,987
Cash                                                  48,098
Receivables:
  Dividends and interest                           2,028,220
  Investment securities sold                       1,599,885
  Fund shares sold                                    67,092
Other Assets                                           1,556
                                                ------------
    Total assets                                 611,013,838
                                                ------------
LIABILITIES:
Securities lending collateral                     16,448,875
Written call option, at value (premium
  received $17,200)                                    2,060
Payables:
  Investment securities purchased                 32,534,850
  Adviser                                            151,292
  Administrator                                       94,557
  Fund shares redeemed                                83,876
  Custodian                                           11,469
  NYLIFE Distributors                                  7,783
Accrued expenses                                     147,143
                                                ------------
    Total liabilities                             49,481,905
                                                ------------
Net assets                                      $561,531,933
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    314,235
  Service Class                                       22,748
Additional paid-in capital                       522,967,902
Accumulated undistributed net investment
  income                                              52,762
Accumulated net realized loss on investments     (16,797,186)
Accumulated net realized gain on foreign
  currency transactions                               12,019
Net unrealized appreciation on investments        54,959,453
                                                ------------
Net assets                                      $561,531,933
                                                ============
INITIAL CLASS
Net assets applicable to capital stock          $523,683,295
                                                ============
Shares of beneficial interest outstanding         31,423,487
                                                ============
Net asset value per share outstanding           $      16.67
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 37,848,638
                                                ============
Shares of capital stock outstanding                2,274,772
                                                ============
Net asset value per share outstanding           $      16.64
                                                ============

M- 222   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 8,210,121
  Dividends(a)                                     4,412,562
  Income from securities loaned -- net                34,147
                                                 -----------
    Total Income                                  12,656,830
                                                 -----------
EXPENSES:
  Advisory                                         1,794,615
  Administration                                   1,121,634
  Shareholder communication                          279,865
  Professional                                        93,798
  Custodian                                           69,174
  Distribution and service -- Service Class           65,289
  Directors                                           39,305
  Portfolio pricing                                   32,354
  Miscellaneous                                       35,093
                                                 -----------
    Total expenses                                 3,531,127
  Reimbursement of advisory fee                      (27,480)
                                                 -----------
    Net expenses                                   3,503,647
                                                 -----------
Net investment income                              9,153,183
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           19,599,586
  Foreign currency transactions                        1,612
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                           19,601,198
                                                 -----------
Net increase from payment by affiliate for a
  loss on the disposal of investment in
  violation of restrictions                              765
                                                 -----------
Net change in unrealized appreciation on
  investments                                      5,128,816
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions               24,730,779
                                                 -----------
Net increase in net assets resulting from
  operations                                     $33,883,962
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $5,926.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 223

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                             2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  9,153,183   $  9,737,251
 Net realized gain on investments
  and foreign currency transactions    19,601,198        476,989
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                   765             --
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                          5,128,816     83,514,759
                                     ---------------------------
 Net increase in net assets
  resulting from operations            33,883,962     93,728,999
                                     ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                       (8,776,752)    (9,713,495)
   Service Class                         (567,487)      (196,299)
                                     ---------------------------

 Total dividends to shareholders       (9,344,239)    (9,909,794)
                                     ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                       10,043,736     24,764,458
   Service Class                       25,979,363     11,837,704

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                        8,776,752      9,713,495
   Service Class                          567,487        196,299
                                     ---------------------------
                                       45,367,338     46,511,956

 Cost of shares redeemed:
   Initial Class                      (76,468,605)   (58,273,096)
   Service Class                       (2,203,673)      (245,380)
                                     ---------------------------
                                      (78,672,278)   (58,518,476)
                                     ---------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (33,304,940)   (12,006,520)
                                     ---------------------------
    Net increase (decrease) in net
     assets                            (8,765,217)    71,812,685

NET ASSETS:
Beginning of year                     570,297,150    498,484,465
                                     ---------------------------
End of year                          $561,531,933   $570,297,150
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $     52,762   $    179,771
                                     ===========================

M- 224   MainStay VP Total Return Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS                               SERVICE CLASS
                                -------------------------------------------------------   ---------------------------
                                                                                                           JUNE 4,
                                                                                                           2003(A)
                                                                                           YEAR ENDED      THROUGH
                                                YEAR ENDED DECEMBER 31                    DECEMBER 31,   DECEMBER 31,
                                  2004        2003        2002       2001        2000         2004           2003
Net asset value at beginning
  of period                     $  15.93    $  13.55    $  16.69   $  19.21    $  22.36     $ 15.92        $ 14.79
                                --------    --------    --------   --------    --------     -------        -------
Net investment income               0.28(c)     0.27(d)     0.37       0.44(b)     0.43        0.24(c)        0.14(d)
Net realized and unrealized
  gain (loss) on investments        0.74        2.39       (3.13)     (2.49)(b)    (1.36)      0.73           1.26
                                --------    --------    --------   --------    --------     -------        -------
Total from investment
  operations                        1.02        2.66       (2.76)     (2.05)      (0.93)       0.97           1.40
                                --------    --------    --------   --------    --------     -------        -------
Less dividends and
  distributions:
  From net investment income       (0.28)      (0.28)      (0.38)     (0.44)      (0.43)      (0.25)         (0.27)
  From net realized gain on
    investments                       --          --          --      (0.03)      (1.79)                        --
                                --------    --------    --------   --------    --------     -------        -------
Total dividends and
  distributions                    (0.28)      (0.28)      (0.38)     (0.47)      (2.22)      (0.25)         (0.27)
                                --------    --------    --------   --------    --------     -------        -------
Net asset value at end of
  period                        $  16.67    $  15.93    $  13.55   $  16.69    $  19.21     $ 16.64        $ 15.92
                                ========    ========    ========   ========    ========     =======        =======
Total investment return             6.37%      19.68%     (16.57%)   (10.69%)     (4.36%)      6.10%          9.47%(e)
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment income           1.64%(c)     1.87%      2.28%      2.42%(b)     2.05%      1.39%(c)       1.62%+(f)
    Expenses                        0.62%       0.61%       0.61%      0.59%       0.59%       0.87%          0.86%+
Portfolio turnover rate              111%         69%        101%       125%        120%        111%            69%
Net assets at end of period
  (in 000's)                    $523,683    $558,181    $498,484   $679,154    $805,862     $37,849        $12,116

(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not yet been restated to reflect this change in presentation.

Decrease net investment income                                $(0.02)
Increase net realized and unrealized gains and losses         $ 0.02
Decrease ratio of net investment income                        (0.12%)

(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Per Share data based on average shares outstanding during the period.
(e)  Total Return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                  www.mainstayfunds.com   M- 225

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                         SHARES          VALUE
COMMON STOCKS (87.7%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.1%)
Boeing Co. (The)                                         55,300   $  2,862,881
Northrop Grumman Corp.                                  191,700     10,420,812
Raytheon Co.                                            151,100      5,867,213
                                                                  ------------
                                                                    19,150,906
                                                                  ------------
BUILDING PRODUCTS (0.8%)
American Standard Cos., Inc. (a)                        116,200      4,801,384
                                                                  ------------
CAPITAL MARKETS (4.4%)
Goldman Sachs Group, Inc. (The)                          91,100      9,478,044
Merrill Lynch & Co., Inc.                               154,100      9,210,557
State Street Corp.                                      176,400      8,664,768
                                                                  ------------
                                                                    27,353,369
                                                                  ------------
COMMERCIAL BANKS (9.5%)
VBank of America Corp.                                  423,492     19,899,889
PNC Financial Services Group, Inc. (The)                125,300      7,197,232
U.S. Bancorp                                            328,300     10,282,356
VWachovia Corp.                                         239,700     12,608,220
Wells Fargo & Co.                                       145,100      9,017,965
                                                                  ------------
                                                                    59,005,662
                                                                  ------------
COMMUNICATIONS EQUIPMENT (3.5%)
Motorola, Inc.                                          625,900     10,765,480
Nokia Corp. ADR (e)                                     713,200     11,175,844
                                                                  ------------
                                                                    21,941,324
                                                                  ------------
COMPUTERS & PERIPHERALS (3.5%)
Hewlett-Packard Co.                                     322,000      6,752,340
VInternational Business Machines Corp.                  150,800     14,865,864
                                                                  ------------
                                                                    21,618,204
                                                                  ------------
CONTAINERS & PACKAGING (1.4%)
Smurfit-Stone Container Corp. (a)                       456,700      8,531,156
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (6.1%)
VCitigroup, Inc.                                        476,697     22,967,262
VJPMorgan Chase & Co.                                   386,840     15,090,628
                                                                  ------------
                                                                    38,057,890
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (7.6%)
ALLTEL Corp.                                            104,800      6,158,048
BellSouth Corp.                                         263,200      7,314,328
SBC Communications, Inc.                                344,800      8,885,496
VSprint Corp.                                           572,400     14,224,140
Verizon Communications, Inc.                            270,700     10,966,057
                                                                  ------------
                                                                    47,548,069
                                                                  ------------


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (6.8%)
ENSCO International, Inc.                               245,600   $  7,795,344
Pride International, Inc. (a)                           365,600      7,509,424
VRowan Cos., Inc. (a)                                   468,200     12,126,380
VTransocean, Inc. (a)                                   356,900     15,128,991
                                                                  ------------
                                                                    42,560,139
                                                                  ------------
FOOD & STAPLES RETAILING (3.1%)
CVS Corp.                                               236,500     10,659,055
Kroger Co. (The) (a)                                    500,100      8,771,754
                                                                  ------------
                                                                    19,430,809
                                                                  ------------
FOOD PRODUCTS (4.8%)
Cadbury Schweppes PLC ADR (e)                           291,600     10,993,320
VGeneral Mills, Inc.                                    259,700     12,909,687
Kraft Foods, Inc. Class A (c)                           174,900      6,228,189
                                                                  ------------
                                                                    30,131,196
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
HCA, Inc.                                               161,600      6,457,536
                                                                  ------------

HOUSEHOLD PRODUCTS (2.0%)
VKimberly-Clark Corp.                                   188,900     12,431,509
                                                                  ------------

INSURANCE (6.7%)
Allstate Corp. (The)                                    172,400      8,916,528
American International Group, Inc.                       80,400      5,279,868
Hartford Financial Services Group, Inc. (The)           142,700      9,890,537
Prudential Financial, Inc.                              167,000      9,178,320
St. Paul Travelers Cos., Inc. (The) (c)                 233,910      8,671,043
                                                                  ------------
                                                                    41,936,296
                                                                  ------------
IT SERVICES (1.7%)
Computer Sciences Corp. (a)                             192,000     10,823,040
                                                                  ------------

MACHINERY (1.4%)
Navistar International Corp. (a)                        196,800      8,655,264
                                                                  ------------

MEDIA (1.0%)
Time Warner, Inc. (a)                                   325,100      6,319,944
                                                                  ------------

METALS & MINING (1.5%)
Alcoa, Inc.                                             289,028      9,081,260
                                                                  ------------
 + Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

M- 226   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS (6.2%)
ChevronTexaco Corp.                                     218,086   $ 11,451,696
ConocoPhillips                                           88,000      7,641,040
ExxonMobil Corp.                                        233,500     11,969,210
Kerr-McGee Corp.                                        128,600      7,431,794
                                                                  ------------
                                                                    38,493,740
                                                                  ------------
PAPER & FOREST PRODUCTS (2.3%)
Bowater, Inc.                                           147,800      6,498,766
International Paper Co.                                 189,700      7,967,400
                                                                  ------------
                                                                    14,466,166
                                                                  ------------
PHARMACEUTICALS (4.0%)
Bristol-Myers Squibb Co. (c)                            373,900      9,579,318
Pfizer, Inc.                                            370,100      9,951,989
Pharmaceutical Holders Trust (c)(d)                      75,800      5,509,902
                                                                  ------------
                                                                    25,041,209
                                                                  ------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                       67,700      3,202,887
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Advanced Micro Devices, Inc. (a)                        110,100      2,424,402
                                                                  ------------
SOFTWARE (0.9%)
BMC Software, Inc. (a)                                  308,400      5,736,240
                                                                  ------------
SPECIALTY RETAIL (1.9%)
Gap, Inc. (The)                                         562,300     11,875,776
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.6%)
PMI Group, Inc. (The)                                    75,600      3,156,300
Washington Mutual, Inc.                                 161,500      6,828,220
                                                                  ------------
                                                                     9,984,520
                                                                  ------------
Total Common Stock (Cost $470,003,994)                             547,059,897
                                                                  ------------

CONVERTIBLE PREFERRED STOCKS (2.6%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.1%)
Goldman Sachs Group, Inc. (The)
  2.50% Series BSKT (f)                                  70,000      7,010,640
                                                                  ------------


                                                         SHARES          VALUE
PHARMACEUTICALS (1.5%)
Goldman Sachs Group, Inc. (The)
  2.875% Series BSKT (f)                                 90,000   $  9,254,790
                                                                  ------------
Total Convertible Preferred Stocks (Cost
  $16,021,477)                                                      16,265,430
                                                                  ------------

INVESTMENT COMPANY (1.6%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.6%)
iShares Russel 1000 Value Index Fund (d)                151,000     10,028,507
                                                                  ------------
Total Investment Company (Cost $9,411,900)                          10,028,507
                                                                  ------------
                                                        NUMBER OF
                                                    CONTRACTS (G)          VALUE
PURCHASED CALL OPTIONS (0.0%)(B)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ALLTEL Corp.
  Strike Price $60.00
  Expire 1/22/05 (a)(h)                                      678          33,900
  Strike Price $60.00
  Expire 4/16/05 (a)(h)                                      457          77,690
                                                                    ------------
                                                                         111,590
                                                                    ------------
PHARMACEUTICALS (0.0%) (B)
Pfizer, Inc.
  Strike Price $27.50
  Expire 1/22/05 (a)(h)                                    2,291         103,095
                                                                    ------------
Total Purchased Call Options (Cost $163,034)                             214,685
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (13.3%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (8.5%)
AIG Funding, Inc. 2.31%, due 1/6/05                  $ 2,535,000       2,534,186
American Express Credit Corp. 2.26%, due 1/11/05       6,000,000       5,996,232
American General Finance Corp. 2.30%, due 1/5/05      10,000,000       9,997,443
Chevron Texaco Funding Corp. 2.25%, due 1/12/05        5,000,000       4,996,562
General Electric Capital Corp. 2.28%, due 1/27/05      6,000,000       5,990,117
Merrill Lynch & Co., Inc. 2.28%, due 1/24/05           6,000,000       5,991,258

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (13.3%) (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Morgan Stanley & Co. 2.32%, due 1/5/05              $ 6,090,000   $  6,088,428
UBS Finance (Delaware) LLC 2.18%, due 1/3/05          5,320,000      5,319,356
USAA Capital Corp. 2.27%, due 1/6/05                  6,000,000      5,998,108
                                                                  ------------
Total Commercial Paper (Cost $52,911,690)                           52,911,690
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANY (0.00%) (B)
AIM Institutional Funds Group (i)                       145,383        145,383
                                                                  ------------
Total Investment Company (Cost $145,383)                               145,383
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MASTER NOTE (0.2%)
Banc of America Securities LLC 2.3923.%, due
  1/3/05 (i)                                        $ 1,100,000      1,100,000
                                                                  ------------
Total Master Note (Cost $1,100,000)                                  1,100,000
                                                                  ------------

REPURCHASE AGREEMENTS (4.6%)
Credit Suisse First Boston LLC
  2.3624%, dated 12/31/04 due 1/3/05
  Proceeds at Maturity $3,300,650 (i)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,931,894 and a Market
  Value of $3,366,020)                                3,300,000      3,300,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Deutsche Bank Securities, Inc. 2.3725%, dated
  12/31/04
  due 1/3/05
  Proceeds at Maturity $9,501,878 (i)
  (Collateralized by Various Bonds with a
  Principal Amount of $16,244,060 and a Market
  Value of $9,690,000) (j)                          $ 9,500,000   $  9,500,000
Dresdner Kleinwort Wasserstein Securities LLC
  2.3824%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $7,501,489 (i)
  (Collateralized by Various Bonds with a
  Principal Amount of $7,860,257 and a Market
  Value of $7,875,308) (j)                            7,500,000      7,500,000
Lehman Brothers, Inc.
  2.3626%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $865,170 (i)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,176,885 and a Market
  Value of $882,285) (j)                                865,000        865,000
Merrill Lynch & Co., Inc. 2.3925%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $2,400,479 (i)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,368,701 and a Market
  Value of $2,520,004) (j)                            2,400,000      2,400,000

M- 228   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc. 2.3625%, dated 12/31/04
  due 1/3/05
  Proceeds at Maturity $5,101,004 (i)
  (Collateralized by Various Bonds with a
  Principal Amount of $8,947,451 and a Market
  Value of $5,379,114) (j)                          $ 5,100,000   $  5,100,000
                                                                  ------------
Total Repurchase Agreements (Cost $28,665,000)                      28,665,000
                                                                  ------------
Total Short-Term Investments (Cost $82,822,073)                     82,822,073
                                                                  ------------
Total Investments
  (Cost $578,422,478) (k)                                 105.2%   656,390,592(l)
Liabilities in Excess of Cash & Other Assets               (5.2)   (32,841,826)
                                                    ===========   ============
Net Assets                                                100.0%  $623,548,766
                                                    ===========   ============
                                                        NUMBER OF
                                                    CONTRACTS (G)          VALUE
WRITTEN CALL OPTION (-0.0%)(B)
--------------------------------------------------------------------------------
CAPITAL MARKETS (-0.0%) (B)
Goldman Sachs Group, Inc. (The) Strike Price
  $110.00 Expire 1/22/05 (a)(h)                             (310)         (6,200)
                                                                    ------------
Total Written Call Option
  (Premium received ($51,769))                                      $     (6,200)
                                                                    ============

(a)  Non-income producing security.
(b)  Less than one-tenth of a percent.
(c) Represents security, or a portion thereof, which is out on loan.
(d) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(e)  ADR-American Depositary Receipt.
(f) Synthetic Convertible-an equity linked security issued by an entity other than the issuer of the underlying equity instrument.
(g)  One contract relates to 100 shares.
(h) Options can be exercised into the underlying common stock.
(i) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j) Collateralization from various bonds on repurchase agreements may include collateralized mortgage obligations, asset-backed securities, mortgage-backed securities or other long-term corporate bonds.
(k) The cost for federal income tax purposes is $580,425,436.
(l)  At December 31, 2004 net unrealized appreciation was
     $75,965,156, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $78,343,167 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,378,011.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $578,422,478) including $28,780,145
  market value of securities loaned             $656,390,592
Cash                                                   3,573
Receivables:
  Fund shares sold                                   716,571
  Dividends and interest                             596,920
Other assets                                           1,234
                                                ------------
    Total assets                                 657,708,890
                                                ------------
LIABILITIES:
Securities lending collateral                     29,910,384
Written call option, at value
  (premium received $51,769)                           6,200
Payables:
  Investment securities purchased                  3,768,650
  Adviser                                            187,215
  Administrator                                      104,008
  Shareholder communication                           87,994
  Fund shares redeemed                                29,800
  NYLIFE Distributors                                 11,420
  Custodian                                           10,737
Accrued expenses                                      43,716
                                                ------------
    Total liabilities                             34,160,124
                                                ------------
Net assets                                      $623,548,766
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                 $    344,469
  Service Class                                       34,292
Additional paid-in capital                       570,632,532
Accumulated undistributed net
  investment income                                   52,502
Accumulated net realized loss on investments
  and written option transactions                (25,528,712)
Net unrealized appreciation on investments and
  written option transactions                     78,013,683
                                                ------------
Net assets                                      $623,548,766
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $567,182,134
                                                ============
Shares of capital stock outstanding               34,446,920
                                                ============
Net asset value per share outstanding           $      16.47
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 56,366,632
                                                ============
Shares of capital stock outstanding                3,429,242
                                                ============
Net asset value per share outstanding           $      16.44
                                                ============

M- 230   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 9,584,844
  Interest                                           522,549
  Income from securities loaned -- net                37,340
                                                 -----------
    Total Income                                  10,144,733
                                                 -----------
EXPENSES:
  Advisory                                         1,835,097
  Administration                                   1,019,498
  Shareholder communication                          254,757
  Distribution and service -- Service Class           89,863
  Professional                                        77,475
  Custodian                                           53,994
  Directors                                           34,234
  Portfolio pricing                                    4,091
  Miscellaneous                                       34,830
                                                 -----------
    Total expenses                                 3,403,839
  Reimbursement of advisory fee                      (12,191)
                                                 -----------
    Net Expenses                                   3,391,648
                                                 -----------
Net investment income                              6,753,085
                                                 -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           31,207,037
  Written option transactions                        154,459
                                                 -----------
Net realized gain on investments                  31,361,496
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           23,318,536
  Written option transactions                        (13,443)
                                                 -----------
Net change in unrealized appreciation on
  investments and written option transactions     23,305,093
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 54,666,589
                                                 -----------
Net increase in net assets resulting from
  operations                                     $61,419,674
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  6,753,085   $  5,735,009
 Net realized gain (loss) on
  investments and written option
  transactions                          31,361,496     (5,013,300)
 Net change in unrealized
  appreciation (depreciation) on
  investments and written option
  transactions                          23,305,093     90,298,226
                                      ---------------------------
 Net increase in net assets
  resulting from operations             61,419,674     91,019,935
                                      ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                        (6,179,109)    (5,659,716)
   Service Class                          (522,096)      (186,298)
                                      ---------------------------
 Total dividends to shareholders        (6,701,205)    (5,846,014)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       136,542,811     30,675,066
   Service Class                        38,934,480     13,819,659
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                         6,179,109      5,659,716
   Service Class                           522,096        186,298
                                      ---------------------------
                                       182,178,496     50,340,739
 Cost of shares redeemed:
   Initial Class                       (45,197,455)   (33,249,110)
   Service Class                        (2,166,910)       (82,177)
                                      ---------------------------
                                       (47,364,365)   (33,331,287)
   Increase in net assets derived
    from capital share transactions    134,814,131     17,009,452
                                      ---------------------------
   Net increase in net assets          189,532,600    102,183,373

NET ASSETS:
Beginning of year                      434,016,166    331,832,793
                                      ---------------------------
End of year                           $623,548,766   $434,016,166
                                      ===========================
Accumulated undistributed net
  investment income at end of year    $     52,502   $        622
                                      ===========================

M- 232   MainStay VP Value Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                              SERVICE CLASS
                                ----------------------------------------------------   ---------------------------
                                                                                                        JUNE 4,
                                                                                                        2003(A)
                                                                                        YEAR ENDED      THROUGH
                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                  2004       2003       2002       2001       2000         2004           2003
Net asset value at beginning
  of period                     $  14.96   $  11.91   $  15.35   $  16.21   $  15.00     $ 14.95        $ 12.81
                                --------   --------   --------   --------   --------     -------        -------
Net investment income               0.18       0.21(b)     0.20      0.23       0.20        0.15           0.10(b)
Net realized and unrealized
  gain (loss) on investments        1.51       3.04      (3.43)     (0.15)      1.73        1.49           2.23
                                --------   --------   --------   --------   --------     -------        -------
Total from investment
  operations                        1.69       3.25      (3.23)      0.08       1.93        1.64           2.33
                                --------   --------   --------   --------   --------     -------        -------
Less dividends and
  distributions:
  From net investment income       (0.18)     (0.20)     (0.19)     (0.23)     (0.21)      (0.15)         (0.19)
  From net realized gain on
    investments                       --         --      (0.02)     (0.71)     (0.51)         --             --
                                --------   --------   --------   --------   --------     -------        -------
Total dividends and
  distributions                    (0.18)     (0.20)     (0.21)     (0.94)     (0.72)      (0.15)         (0.19)
                                --------   --------   --------   --------   --------     -------        -------
Net asset value at end of
  period                        $  16.47   $  14.96   $  11.91   $  15.35   $  16.21     $ 16.44        $ 14.95
                                ========   ========   ========   ========   ========     =======        =======
Total investment return            11.28%     27.37%    (21.05%)     0.40%     12.89%      11.01%         18.14%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.34%      1.60%      1.43%      1.53%      1.33%       1.09%          1.35%+(d)
  Expenses                          0.65%      0.66%      0.65%      0.64%      0.64%       0.90%          0.91%+
Portfolio turnover rate               81%        62%        64%        70%        90%         81%            62%
Net assets at end of period
  (in 000's)                    $567,182   $418,992   $331,833   $404,174   $338,596     $56,367        $15,024

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                      SHARES         VALUE
COMMON STOCKS (99.0%)+
--------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
Boeing Co. (The)                                      17,927   $   928,081
Northrop Grumman Corp.                                 3,448       187,433
                                                               -----------
                                                                 1,115,514
                                                               -----------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                            2,441       240,414
United Parcel Service, Inc. Class B                    9,299       794,693
                                                               -----------
                                                                 1,035,107
                                                               -----------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                              2,447        18,304
Southwest Airlines Co.                                 7,265       118,274
                                                               -----------
                                                                   136,578
                                                               -----------
AUTO COMPONENTS (0.3%)
Magna International, Inc. Class A                      3,919       323,513
                                                               -----------

AUTOMOBILES (2.6%)
VFord Motor Co.                                      168,922     2,473,018
                                                               -----------

BEVERAGES (0.5%)
Adolph Coors Co. Class B                               6,676       505,173
                                                               -----------
BIOTECHNOLOGY (0.1%)
Amgen, Inc. (a)                                        1,850       118,678
                                                               -----------

CAPITAL MARKETS (0.3%)
Raymond James Financial, Inc.                          9,149       283,436
                                                               -----------

CHEMICALS (0.4%)
Monsanto Co.                                           6,012       333,967
                                                               -----------
COMMERCIAL BANKS (9.4%)
VBank of America Corp.                                95,504     4,487,733
Comerica, Inc.                                         2,673       163,106
VNational City Corp.                                  61,984     2,327,499
Wachovia Corp.                                        22,088     1,161,829
Wells Fargo & Co.                                     12,940       804,221
                                                               -----------
                                                                 8,944,388
                                                               -----------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Cendant Corp.                                         51,580     1,205,940
                                                               -----------

COMMUNICATIONS EQUIPMENT (1.7%)
Aspect Communications Corp. (a)                        1,243        13,847
Cisco Systems, Inc. (a)                               20,664       398,815
CommScope, Inc. (a)                                      483         9,129


                                                      SHARES         VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Harris Corp.                                             662   $    40,905
Motorola, Inc.                                        68,215     1,173,298
                                                               -----------
                                                                 1,635,994
                                                               -----------
COMPUTERS & PERIPHERALS (4.5%)
Hewlett-Packard Co.                                   58,691     1,230,750
VInternational Business Machines Corp.                30,976     3,053,614
                                                               -----------
                                                                 4,284,364
                                                               -----------
CONSUMER FINANCE (1.0%)
Capital One Financial Corp.                           11,545       972,204
                                                               -----------

DIVERSIFIED FINANCIAL SERVICES (1.4%)
JPMorgan Chase & Co.                                  32,966     1,286,004
                                                               -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
ALLTEL Corp.                                          13,382       786,326
AT&T Corp.                                             7,686       146,495
BellSouth Corp.                                       30,639       851,458
SBC Communications, Inc.                              27,697       713,752
Sprint Corp.                                          11,760       292,236
Verizon Communications, Inc.                          23,861       966,609
                                                               -----------
                                                                 3,756,876
                                                               -----------
ELECTRIC UTILITIES (3.5%)
American Electric Power Co., Inc.                      4,971       170,704
CenterPoint Energy, Inc.                              33,460       378,098
Exelon Corp.                                           8,559       377,195
FirstEnergy Corp.                                     46,072     1,820,305
FPL Group, Inc.                                        2,631       196,667
Great Plains Energy, Inc.                              3,522       106,646
OGE Energy Corp.                                       9,644       255,663
TXU Corp.                                                959        61,913
                                                               -----------
                                                                 3,367,191
                                                               -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Arrow Electronics, Inc. (a)                           10,236       248,735
Ingram Micro, Inc. Class A (a)                        17,659       367,307
Tech Data Corp. (a)                                    1,750        79,450
                                                               -----------
                                                                   695,492
                                                               -----------
FOOD & STAPLES RETAILING (1.5%)
SUPERVALU, Inc.                                       41,586     1,435,549
                                                               -----------

FOOD PRODUCTS (1.8%)
Corn Products International, Inc.                      6,738       360,887
Pilgrim's Pride Corp.                                  6,792       208,379
+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

         MainStay VP American Century
M- 234 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Sanderson Farms, Inc.                                  3,361   $   145,464
Tyson Foods, Inc. Class A                             53,257       979,929
                                                               -----------
                                                                 1,694,659
                                                               -----------
GAS UTILITIES (0.8%)
Nicor, Inc.                                           18,912       698,609
UGI Corp.                                              1,138        46,556
                                                               -----------
                                                                   745,165
                                                               -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Applera Corp.-Applied Biosystems Group                19,718       412,303
Becton, Dickinson & Co.                               10,306       585,381
                                                               -----------
                                                                   997,684
                                                               -----------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
AmerisourceBergen Corp.                               15,490       908,953
Cardinal Health, Inc.                                  7,526       437,637
VCIGNA Corp.                                          28,375     2,314,549
Humana, Inc. (a)                                       3,157        93,731
                                                               -----------
                                                                 3,754,870
                                                               -----------
HOTELS, RESTAURANTS & LEISURE (1.5%)
McDonald's Corp.                                      43,777     1,403,491
                                                               -----------

HOUSEHOLD DURABLES (1.0%)
American Greetings Corp. Class A                       5,360       135,876
Black & Decker Corp. (The)                             4,650       410,734
Newell Rubbermaid, Inc.                                4,487       108,541
Stanley Works (The)                                      633        31,011
Whirlpool Corp.                                        4,368       302,309
                                                               -----------
                                                                   988,471
                                                               -----------
HOUSEHOLD PRODUCTS (1.6%)
Kimberly-Clark Corp.                                  10,836       713,117
Procter & Gamble Co. (The)                            14,253       785,055
                                                               -----------
                                                                 1,498,172
                                                               -----------
INDUSTRIAL CONGLOMERATES (1.7%)
General Electric Co.                                  20,082       732,993
Tyco International Ltd.                               23,738       848,396
                                                               -----------
                                                                 1,581,389
                                                               -----------
INSURANCE (4.1%)
ACE, Ltd.                                             22,378       956,660
American Financial Group, Inc.                         4,777       149,568
Aon Corp.                                             18,492       441,219
Fidelity National Financial, Inc.                      4,262       194,646
First American Corp.                                  28,529     1,002,509
Hartford Financial Services Group, Inc. (The)            469        32,506
Lincoln National Corp.                                 8,953       417,926


                                                      SHARES         VALUE
INSURANCE (CONTINUED)
St. Paul Travelers Cos., Inc. (The)                    5,487   $   203,403
W.R. Berkley Corp.                                    10,536       496,983
                                                               -----------
                                                                 3,895,420
                                                               -----------
INTERNET SOFTWARE & SERVICES (1.4%)
EarthLink, Inc. (a)                                   78,897       908,894
United Online, Inc. (a)                               27,549       317,640
VeriSign, Inc. (a)                                     2,052        68,783
                                                               -----------
                                                                 1,295,317
                                                               -----------
IT SERVICES (1.8%)
CheckFree Corp. (a)                                    1,860        70,829
Computer Sciences Corp. (a)                           22,290     1,256,487
Sabre Holdings Corp. Class A                          16,167       358,261
                                                               -----------
                                                                 1,685,577
                                                               -----------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Eastman Kodak Co.                                     29,985       967,016
                                                               -----------

MACHINERY (0.6%)
Cummins, Inc.                                          4,707       394,400
SPX Corp.                                              5,337       213,800
                                                               -----------
                                                                   608,200
                                                               -----------
MEDIA (4.5%)
Regal Entertainment Group Class A                     20,626       427,990
Time Warner, Inc. (a)                                 95,496     1,856,442
Viacom, Inc. Class B                                  10,042       365,428
Walt Disney Co. (The)                                 58,356     1,622,297
                                                               -----------
                                                                 4,272,157
                                                               -----------
METALS & MINING (0.9%)
Phelps Dodge Corp.                                     7,209       713,114
United States Steel Corp.                              3,132       160,515
                                                               -----------
                                                                   873,629
                                                               -----------
MULTILINE RETAIL (2.6%)
Federated Department Stores, Inc.                     13,332       770,456
Kmart Holding Corp. (a)                                4,813       476,246
May Department Stores Co.                             43,289     1,272,697
                                                               -----------
                                                                 2,519,399
                                                               -----------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Constellation Energy Group, Inc.                       7,209       315,106
Duke Energy Corp.                                      1,673        42,377
National Fuel Gas Co.                                  2,745        77,793
                                                               -----------
                                                                   435,276
                                                               -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                        3,464        58,923
                                                               -----------

OIL & GAS (8.1%)
VChevronTexaco Corp.                                  84,005     4,411,103
ConocoPhillips                                         9,010       782,338
ExxonMobil Corp.                                      22,693     1,163,243

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Occidental Petroleum Corp.                             6,769   $   395,039
Sunoco, Inc.                                          11,152       911,230
                                                               -----------
                                                                 7,662,953
                                                               -----------
PAPER & FOREST PRODUCTS (2.1%)
Georgia-Pacific Corp.                                 14,888       558,002
Louisiana-Pacific Corp.                               31,291       836,721
Weyerhaeuser Co.                                       9,022       606,459
                                                               -----------
                                                                 2,001,182
                                                               -----------
PHARMACEUTICALS (9.3%)
Bristol-Myers Squibb Co.                              52,224     1,337,979
VJohnson & Johnson                                    50,857     3,225,351
Kos Pharmaceuticals, Inc. (a)                          6,694       251,962
Merck & Co., Inc.                                     58,849     1,891,407
VPfizer, Inc.                                         80,656     2,168,840
                                                               -----------
                                                                 8,875,539
                                                               -----------
REAL ESTATE (2.4%)
Apartment Investment & Management Co. Class A          1,907        73,496
CBL & Associates Properties, Inc.                     17,052     1,301,920
Colonial Properties Trust                              6,245       245,241
Equity Office Properties Trust                        13,876       404,069
Trizec Properties, Inc.                                8,566       162,069
Vornado Realty Trust                                   1,200        91,356
                                                               -----------
                                                                 2,278,151
                                                               -----------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                     3,253       153,899
CSX Corp.                                              1,783        71,463
Norfolk Southern Corp.                                 3,257       117,871
Union Pacific Corp.                                    2,170       145,932
                                                               -----------
                                                                   489,165
                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Freescale Semiconductor, Inc. Class B (a)              7,525       138,159
VIntel Corp.                                         120,393     2,815,992
                                                               -----------
                                                                 2,954,151
                                                               -----------
SOFTWARE (2.0%)
Microsoft Corp.                                       71,021     1,896,971
                                                               -----------

SPECIALTY RETAIL (0.5%)
Barnes & Noble, Inc. (a)                              11,526       371,944
Charming Shoppes, Inc. (a)                             3,961        37,114
GameStop Corp. Class B (a)                             4,480       100,397
                                                               -----------
                                                                   509,455
                                                               -----------


                                                      SHARES         VALUE
THRIFTS & MORTGAGE FINANCE (2.2%)
VCountrywide Financial Corp.                          51,560   $ 1,908,236
Flagstar Bancorp, Inc.                                 2,574        58,172
Fremont General Corp.                                  4,369       110,011
                                                               -----------
                                                                 2,076,419
                                                               -----------
TOBACCO (2.1%)
Altria Group, Inc.                                    16,340       998,374
Reynolds American, Inc.                               13,275     1,043,415
                                                               -----------
                                                                 2,041,789
                                                               -----------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A (a)                8,375       251,250
                                                               -----------
Total Common Stocks
  (Cost $86,140,458)                                            94,220,826
                                                               -----------

CONVERTIBLE PREFERRED STOCKS (0.4%)
--------------------------------------------------------------------------
AUTOMOBILES (0.2%)
Ford Motor Co. Capital Trust II
  6.5%                                                 3,150       166,289
General Motors Corp.
  5.25% Series B                                       3,691        85,151
                                                               -----------
                                                                   251,440
                                                               -----------
OFFICE ELECTRONICS (0.2%)
Xerox Corp.
  6.25%                                                1,250       184,762
                                                               -----------
Total Convertible Preferred Stocks
  (Cost $384,871)                                                  436,202
                                                               -----------
                                                    PRINCIPAL
                                                       AMOUNT         VALUE
SHORT-TERM INVESTMENT (0.5%)
---------------------------------------------------------------------------
TIME DEPOSIT (0.5%)
Bank of New York Cayman
  1.50% due 1/3/05                                  $453,000        453,000
                                                                -----------
Total Short-Term Investment
  (Cost $453,000)                                                   453,000
                                                                -----------

         MainStay VP American Century
M- 236 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      SHARES          VALUE
WARRANTS (0.0%) (B)
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
Lucent Technologies, Inc. (a)                            284    $       449
                                                                -----------
Total Warrants
  (Cost $0)                                                             449
                                                                -----------
Total Investments
  (Cost $86,978,329) (c)                                99.9%    95,110,477(d)
Cash and Other Assets,
  Less Liabilities                                       0.1         88,360
                                                    --------    -----------
Net Assets                                             100.0%   $95,198,837
                                                    ========    ===========

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $88,120,599.
(d)  At December 31, 2004 net unrealized appreciation was
     $6,989,878, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,113,415 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,123,537.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $86,978,329)                  $95,110,477
Cash                                                   5,993
Receivables:
  Dividends and interest                             140,469
  Fund shares sold                                    58,859
Other assets                                             218
                                                 -----------
    Total assets                                  95,316,016
                                                 -----------
LIABILITIES:
Payables:
  Adviser                                             39,349
  Professional                                        28,093
  Administrator                                       15,739
  Shareholder communication                           13,931
  Custodian                                            8,109
  Fund shares redeemed                                 4,999
  NYLIFE Distributors                                  3,660
Accrued expenses                                       3,299
                                                 -----------
    Total liabilities                                117,179
                                                 -----------
Net assets                                       $95,198,837
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    66,734
  Service Class                                       16,312
Additional paid-in capital                        92,105,481
Accumulated net realized loss
  on investments                                  (5,121,838)
Net unrealized appreciation
  on investments                                   8,132,148
                                                 -----------
Net assets                                       $95,198,837
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $76,525,817
                                                 ===========
Shares of capital stock outstanding                6,673,378
                                                 ===========
Net asset value per share outstanding            $     11.47
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $18,673,020
                                                 ===========
Shares of capital stock outstanding                1,631,223
                                                 ===========
Net asset value per share outstanding            $     11.45
                                                 ===========

         MainStay VP American Century
M- 238 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,304,181
  Interest                                             1,474
                                                 -----------
    Total income                                   2,305,655
                                                 -----------
EXPENSES:
  Advisory                                           409,074
  Administration                                     163,630
  Custodian                                           47,638
  Shareholder communication                           44,089
  Professional                                        43,384
  Distribution and service -- Service Class           24,708
  Directors                                            7,902
  Portfolio pricing                                    6,351
  Miscellaneous                                       14,854
                                                 -----------
    Total expenses                                   761,630
                                                 -----------
Net investment income                              1,544,025
                                                 -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain on investments                   7,591,845
Net change in unrealized appreciation on
  investments                                      1,028,852
                                                 -----------
Net realized and unrealized gain
  on investments                                   8,620,697
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,164,722
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $82.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $  1,544,025   $    918,919
 Net realized gain (loss) on
  investments                             7,591,845     (1,967,874)
 Net change in unrealized
  appreciation (depreciation) on
  investments                             1,028,852     16,920,056
                                       ---------------------------
 Net increase in net assets resulting
  from operations                        10,164,722     15,871,101
                                       ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                         (1,258,248)      (871,258)
   Service Class                           (279,124)       (48,213)
                                       ---------------------------
 Total dividends to shareholders         (1,537,372)      (919,471)
                                       ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          7,880,743     11,256,503
   Service Class                         13,725,900      3,871,091
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                          1,258,248        871,258
   Service Class                            279,124         48,213
                                       ---------------------------
                                         23,144,015     16,047,065
 Cost of shares redeemed:
   Initial Class                         (9,559,375)   (15,357,671)
   Service Class                           (709,479)       (97,938)
                                       ---------------------------
                                        (10,268,854)   (15,455,609)
                                       ---------------------------
    Increase in net assets derived
     from
     capital share transactions          12,875,161        591,456
                                       ---------------------------
    Net increase in net assets           21,502,511     15,543,086

NET ASSETS:
Beginning of year                        73,696,326     58,153,240
                                       ---------------------------
End of year                            $ 95,198,837   $ 73,696,326
                                       ===========================

         MainStay VP American Century
M- 240 Income & Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                              SERVICE CLASS
                                ----------------------------------------------------   ---------------------------
                                                                                                        JUNE 13,
                                                                                                        2003(A)
                                                                                        YEAR ENDED      THROUGH
                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                  2004       2003       2002       2001       2000         2004           2003
Net asset value at beginning
  of period                     $ 10.35    $  8.14    $ 10.24    $ 11.28    $ 12.74      $ 10.34         $ 9.26
                                -------    -------    -------    -------    -------      -------         ------
Net investment income              0.19(c)    0.14(b)    0.10       0.08       0.07         0.18(c)        0.07(b)
Net realized and unrealized
  gain (loss) on investments       1.12       2.20      (2.10)     (1.04)     (1.44)        1.11           1.14
                                -------    -------    -------    -------    -------      -------         ------
Total from investment
  operations                       1.31       2.34      (2.00)     (0.96)     (1.37)        1.29           1.21
                                -------    -------    -------    -------    -------      -------         ------
Less dividends and
  distributions:
    From net investment income    (0.19)     (0.13)     (0.10)     (0.08)     (0.07)       (0.18)         (0.13)
    From net realized gain on
      investments                    --         --         --         --      (0.02)          --             --
                                -------    -------    -------    -------    -------      -------         ------
Total dividends and
  distributions                   (0.19)     (0.13)     (0.10)     (0.08)     (0.09)       (0.18)         (0.13)
                                -------    -------    -------    -------    -------      -------         ------
Net asset value at end of
  period                        $ 11.47    $ 10.35    $  8.14    $ 10.24    $ 11.28      $ 11.45         $10.34
                                =======    =======    =======    =======    =======      =======         ======
Total investment return           12.65%     28.69%    (19.52%)    (8.50%)   (10.73%)      12.38%         13.10%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          1.92%(c)    1.51%     1.09%      0.81%      0.66%        1.67%(c)       1.26%+(e)
    Expenses                       0.90%      0.94%      0.92%      0.88%      0.90%        1.15%          1.19%+
Portfolio turnover rate              72%        79%        71%        61%        59%          72%            79%
Net assets at end of period
  (in 000's)                    $76,526    $69,598    $58,153    $71,000    $75,189      $18,673         $4,099

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES         VALUE
COMMON STOCKS (98.2%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.0%)
Boeing Co. (The)                                        32,000   $ 1,656,640
VUnited Technologies Corp.                              20,500     2,118,675
                                                                 -----------
                                                                   3,775,315
                                                                 -----------
AUTO COMPONENTS (0.5%)
Johnson Controls, Inc.                                   7,900       501,176
                                                                 -----------
BEVERAGES (0.5%)
Coca-Cola Co. (The)                                     10,900       453,767
                                                                 -----------
CAPITAL MARKETS (6.0%)
VGoldman Sachs Group, Inc. (The)                        19,100     1,987,164
Merrill Lynch & Co., Inc.                               23,400     1,398,618
VMorgan Stanley                                         40,600     2,254,112
                                                                 -----------
                                                                   5,639,894
                                                                 -----------
CHEMICALS (1.5%)
Dow Chemical Co. (The)                                  18,400       910,984
E.I. Du pont de Nemours & Co.                           10,000       490,500
                                                                 -----------
                                                                   1,401,484
                                                                 -----------
COMMERCIAL BANKS (9.0%)
VBank of America Corp.                                  65,812     3,092,506
PNC Financial Services Group, Inc. (The)                 8,400       482,496
SunTrust Banks, Inc.                                     6,400       472,832
U.S. Bancorp                                            42,500     1,331,100
VWachovia Corp.                                         40,900     2,151,340
WellsFargo & Co.                                        14,400       894,960
                                                                 -----------
                                                                   8,425,234
                                                                 -----------
COMMUNICATIONS EQUIPMENT (1.0%)
Nokia Corp. ADR (b)                                     59,000       924,530
                                                                 -----------
COMPUTERS & PERIPHERALS (1.5%)
Hewlett-Packard Co.                                     22,700       476,019
International Business Machines Corp.                    9,300       916,794
                                                                 -----------
                                                                   1,392,813
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (6.3%)
VCitigroup, Inc.                                        70,346     3,389,270
VJPMorgan Chase & Co.                                   65,400     2,551,254
                                                                 -----------
                                                                   5,940,524
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
ALLTEL Corp.                                            13,900       816,764
Sprint Corp. (FON Group)                                68,200     1,694,770
Verizon Communications, Inc.                            48,782     1,976,159
                                                                 -----------
                                                                   4,487,693
                                                                 -----------
ELECTRIC UTILITIES (4.3%)
Dominion Resources, Inc.                                 6,900       467,406
Edison International                                    15,900       509,277
Entergy Corp.                                           12,100       817,839
Exelon Corp.                                            22,000       969,540
PG&E Corp. (a)                                          14,500       482,560


                                                        SHARES         VALUE
ELECTRIC UTILITIES (CONTINUED)
PPL Corp.                                                9,300   $   495,504
TXU Corp.                                                4,400       284,064
                                                                 -----------
                                                                   4,026,190
                                                                 -----------
ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co.                                     7,000       490,700
                                                                 -----------

ENERGY EQUIPMENT & SERVICES (0.9%)
Schlumberger Ltd.                                       13,200       883,740
                                                                 -----------

FOOD & STAPLES RETAILING (0.7%)
Safeway, Inc. (a)                                       32,900       649,446
                                                                 -----------

FOOD PRODUCTS (1.3%)
General Mills, Inc.                                     10,000       497,100
Kraft Foods, Inc. Class A                               20,700       737,127
                                                                 -----------
                                                                   1,234,227
                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Boston Scientific Corp. (a)                             24,000       853,200
                                                                 -----------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Caremark Rx, Inc. (a)                                   20,200       796,486
Medco Health Solutions, Inc. (a)                        15,200       632,320
PacifiCare Health Systems, Inc. (a)                      4,200       237,384
Wellpoint, Inc. (a)                                      5,500       632,500
                                                                 -----------
                                                                   2,298,690
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald's Corp.                                        29,900       958,594
                                                                 -----------

HOUSEHOLD DURABLES (0.9%)
Koninklijke Philips Electronics NV ADR (b)              17,200       455,800
Newell Rubbermaid, Inc.                                 17,600       425,744
                                                                 -----------
                                                                     881,544
                                                                 -----------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co.                                   18,300       936,228
Kimberly-Clark Corp.                                     6,800       447,508
                                                                 -----------
                                                                   1,383,736
                                                                 -----------
INDUSTRIAL CONGLOMERATES (5.5%)
VGeneral Electric Co.                                   74,400     2,715,600
VTyco International Ltd.                                70,000     2,501,800
                                                                 -----------
                                                                   5,217,400
                                                                 -----------
INSURANCE (5.8%)
ACE, Ltd.                                                5,700       243,675
Allstate Corp. (The)                                    10,700       553,404
American International Group, Inc.                      18,458     1,212,137
Genworth Financial, Inc. Class A                        34,500       931,500
Hartford Financial Services Group, Inc. (The)           12,300       852,513
Prudential Financial, Inc.                              30,000     1,648,800
                                                                 -----------
                                                                   5,442,029
                                                                 -----------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's top 10 largest holdings, excluding short-term investments. May be subject to change daily.

         MainStay VP Dreyfus Large Company
M- 242   Value Portfolio   The notes to the financial statements are an integral
      part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
IT SERVICES (3.1%)
Automatic Data Processing, Inc.                         30,000   $ 1,330,500
DST Systems, Inc. (a)                                   20,200     1,052,824
SunGard Data Systems, Inc. (a)                          17,200       487,276
                                                                 -----------
                                                                   2,870,600
                                                                 -----------
MACHINERY (0.6%)
Eaton Corp.                                              8,400       607,824
                                                                 -----------

MEDIA (9.3%)
Clear Channel Communications, Inc.                      43,800     1,466,862
Liberty Media Corp. Class A (a)                        131,780     1,446,944
Liberty Media International, Inc. Class A (a)            8,804       407,009
News Corp. Ltd. (The) ADR (b)                           40,400       753,864
Omnicom Group, Inc.                                     21,000     1,770,720
Time Warner, Inc. (a)                                   75,700     1,471,608
Viacom, Inc. Class B                                    38,300     1,393,737
                                                                 -----------
                                                                   8,710,744
                                                                 -----------
MULTILINE RETAIL (0.5%)
Dollar General Corp.                                    22,400       465,248
                                                                 -----------
OFFICE ELECTRONICS (0.3%)
Xerox Corp. (a)                                         15,300       260,253
                                                                 -----------

OIL & GAS (10.5%)
Apache Corp.                                            11,600       586,612
BP PLC ADR (b)                                          21,800     1,273,120
ChevronTexaco Corp.                                     20,400     1,071,204
ConocoPhillips                                          18,000     1,562,940
VExxonMobil Corp.                                       80,682     4,135,759
Total SA ADR (b)                                        11,400     1,252,176
                                                                 -----------
                                                                   9,881,811
                                                                 -----------
PAPER & FOREST PRODUCTS (1.5%)
Bowater, Inc.                                           10,600       466,082
International Paper Co.                                 22,400       940,800
                                                                 -----------
                                                                   1,406,882
                                                                 -----------
PHARMACEUTICALS (0.9%)
Pfizer, Inc.                                            14,200       381,838
Schering-Plough Corp.                                   23,800       496,944
                                                                 -----------
                                                                     878,782
                                                                 -----------
ROAD & RAIL (0.3%)
Union Pacific Corp.                                      3,600       242,100
                                                                 -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Fairchild Semiconductor International, Inc. (a)         27,800       452,028
                                                                 -----------

SOFTWARE (3.2%)
Microsoft Corp.                                         70,474     1,882,361
Oracle Corp. (a)                                        81,300     1,115,436
                                                                 -----------
                                                                   2,997,797
                                                                 -----------


                                                        SHARES         VALUE
SPECIALTY RETAIL (0.7%)
Advanced Auto Parts, Inc. (a)                           14,000   $   611,520
                                                                 -----------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Jones Apparel Group, Inc.                               11,500       420,555
                                                                 -----------

THRIFTS & MORTGAGE FINANCE (4.3%)
Countrywide Financial Corp.                             13,800       510,738
Fannie Mae                                              11,200       797,552
Freddie Mac                                             20,100     1,481,370
PMI Group, Inc. (The)                                   28,900     1,206,575
                                                                 -----------
                                                                   3,996,235
                                                                 -----------
TOBACCO (0.8%)
Altria Group, Inc.                                      12,500       763,750
                                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Vodafone Group PLC ADR (b)                              17,900       490,102
                                                                 -----------
Total Common Stocks
  (Cost $81,136,474)                                              92,318,157
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT         VALUE
SHORT-TERM INVESTMENT (1.5%)
----------------------------------------------------------------------------
FEDERAL AGENCY (1.5%)
Federal Home Loan Bank
  1.25%, due 1/3/05                                 $1,457,000     1,456,899
                                                                 -----------
Total Short-Term Investment
  (Cost $1,456,899)                                                1,456,899
                                                                 -----------
Total Investments
  (Cost $82,593,373) (c)                                  99.7%   93,775,056(d)
Cash and Other Assets Less Liabilities                     0.3       241,819
                                                    ----------   -----------
Net Assets                                               100.0%  $94,016,875
                                                    ==========   ===========

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  The cost for federal income tax purposes is $82,727,239.
(d)  At December 31, 2004 net unrealized appreciation was
     $11,047,817, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $12,023,762 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $975,945.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $82,593,373)                              $93,775,056
Cash                                                     175
Receivables:
  Investment securities sold                         378,224
  Dividends and interest                             127,313
  Fund shares sold                                    68,234
Other assets                                             222
                                                 -----------
    Total assets                                  94,349,224
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                    193,097
  Adviser                                             47,003
  Fund shares redeemed                                27,118
  Administrator                                       15,668
  Shareholder communication                           14,330
  NYLIFE Distributors                                  4,568
  Custodian                                            3,043
Accrued expenses                                      27,522
                                                 -----------
    Total liabilities                                332,349
                                                 -----------
Net assets                                       $94,016,875
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    63,710
  Service Class                                       20,045
Additional paid-in capital                        87,071,478
Accumulated undistributed net investment income        7,148
Accumulated net realized loss on investments      (4,327,189)
Net unrealized appreciation on investments        11,181,683
                                                 -----------
Net assets                                       $94,016,875
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $71,542,784
                                                 ===========
Shares of capital stock outstanding                6,371,037
                                                 ===========
Net asset value per share outstanding            $     11.23
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $22,474,091
                                                 ===========
Shares of capital stock outstanding                2,004,505
                                                 ===========
Net asset value per share outstanding            $     11.21
                                                 ===========

         MainStay VP Dreyfus Large Company
M- 244   Value Portfolio   The notes to the financial statements are an integral
      part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,642,296
  Interest                                            29,012
                                                 -----------
    Total income                                   1,671,308
                                                 -----------
EXPENSES:
  Advisory                                           497,312
  Administration                                     165,771
  Shareholder communication                           46,270
  Professional                                        40,085
  Distribution and service -- Service Class           38,161
  Custodian                                           18,697
  Directors                                            7,788
  Portfolio pricing                                    3,122
  Miscellaneous                                       14,546
                                                 -----------
    Total expenses                                   831,752
                                                 -----------
Net investment income                                839,556
                                                 -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investments                   4,931,134
Net change in unrealized appreciation on
  investments                                      3,361,854
                                                 -----------
Net realized and unrealized gain on investments    8,292,988
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 9,132,544
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $24,625.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                               2004           2003
INCREASE IN NET ASSETS:
Operations:
 Net investment income                 $    839,556   $    462,495
 Net realized gain (loss) on
  investments                             4,931,134       (162,229)
 Net change in unrealized
  appreciation on investments             3,361,854     13,469,188
                                       ---------------------------
 Net increase in net assets resulting
  from operations                         9,132,544     13,769,454
                                       ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                           (663,415)      (437,804)
   Service Class                           (168,993)       (36,919)
                                       ---------------------------
 Total dividends to shareholders           (832,408)      (474,723)
                                       ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         12,018,097     12,652,974
   Service Class                         16,607,867      5,625,147

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Initial Class                            663,415        437,804
   Service Class                            168,993         36,919
                                       ---------------------------
                                         29,458,372     18,752,844

 Cost of shares redeemed:
   Initial Class                         (9,953,587)   (13,712,644)
   Service Class                         (2,049,202)       (49,107)
                                       ---------------------------
                                        (12,002,789)   (13,761,751)
                                       ---------------------------
    Increase in net assets derived
     from capital share transactions     17,455,583      4,991,093
                                       ---------------------------
    Net increase in net assets           25,755,719     18,285,824

NET ASSETS:
Beginning of year                        68,261,156     49,975,332
                                       ---------------------------
End of year                            $ 94,016,875   $ 68,261,156
                                       ===========================
Accumulated undistributed net
 investment income at end of year      $      7,148   $         --
                                       ===========================

         MainStay VP Dreyfus Large Company
M- 246   Value Portfolio   The notes to the financial statements are an integral
      part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS                               SERVICE CLASS
                                ------------------------------------------------------   ---------------------------
                                                                                                          JUNE 5,
                                                                                                          2003(A)
                                                                                          YEAR ENDED      THROUGH
                                               YEAR ENDED DECEMBER 31,                   DECEMBER 31,   DECEMBER 31,
                                   2004        2003       2002       2001       2000         2004           2003
Net asset value at beginning
  of period                      $ 10.18     $  8.01    $ 10.46    $ 11.29    $ 10.84      $ 10.17         $ 8.97
                                 -------     -------    -------    -------    -------      -------         ------
Net investment income               0.11        0.07(b)    0.06       0.07       0.07         0.09           0.03(b)
Net realized and unrealized
  gain (loss) on investments        1.04        2.17      (2.45)     (0.56)      0.64         1.04           1.24
                                 -------     -------    -------    -------    -------      -------         ------
Total from investment
  operations                        1.15        2.24      (2.39)     (0.49)      0.71         1.13           1.27
                                 -------     -------    -------    -------    -------      -------         ------
Less dividends and
  distributions:
  From net investment income       (0.10)      (0.07)     (0.06)     (0.07)     (0.07)       (0.09)         (0.07)
  From net realized gain on
    investments                       --          --         --      (0.27)     (0.19)        0.00             --
                                 -------     -------    -------    -------    -------      -------         ------
Total dividends and
  distributions                    (0.10)      (0.07)     (0.06)     (0.34)     (0.26)       (0.09)         (0.07)
                                 -------     -------    -------    -------    -------      -------         ------
Net asset value at end of
  period                         $ 11.23     $ 10.18    $  8.01    $ 10.46    $ 11.29      $ 11.21         $10.17
                                 =======     =======    =======    =======    =======      =======         ======
Total investment return            11.37%      27.95%    (22.86%)    (4.51%)     6.59%       11.09%         14.13%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           1.04%       0.87%      0.63%      0.80%      0.78%        0.79%          0.62%+(d)
    Expenses                        0.96%       0.99%      0.98%      0.99%      1.01%        1.21%          1.24%+
Portfolio turnover rate               75%         73%        65%        74%       159%          75%            73%
Net assets at end of period
  (in 000's)                     $71,543     $62,229    $49,975    $59,220    $45,278      $22,474         $6,033

(a)    Commencement of Operations.
(b)    Per Share data based on average shares outstanding during
       the period.
(c)    Total Return is not annualized.
(d)    Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+      Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                         SHARES          VALUE
COMMON STOCKS (99.8%)+
------------------------------------------------------------------------------
BEVERAGES (2.6%)
VCoca-Cola Co. (The)                                     92,100   $  3,834,123
                                                                  ------------

BIOTECHNOLOGY (4.7%)
Amgen, Inc. (a)                                          41,800      2,681,470
Chiron Corp. (a)                                         68,350      2,278,105
Genzyme Corp. (a)                                        36,400      2,113,748
                                                                  ------------
                                                                     7,073,323
                                                                  ------------
CAPITAL MARKETS (1.7%)
Goldman Sachs Group, Inc. (The)                          24,450      2,543,778
                                                                  ------------
COMMUNICATIONS EQUIPMENT (5.4%)
Cisco Systems, Inc. (a)                                 160,300      3,093,790
Nokia Corp. ADR (b)                                     107,000      1,676,690
Nortel Networks Corp. (a)                               410,550      1,432,819
QUALCOMM, Inc.                                           43,850      1,859,240
                                                                  ------------
                                                                     8,062,539
                                                                  ------------
COMPUTERS & PERIPHERALS (6.4%)
VDell, Inc. (a)                                         172,900      7,286,006
EMC Corp. (a)                                           147,800      2,197,786
                                                                  ------------
                                                                     9,483,792
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (3.3%)
Citigroup, Inc.                                          66,633      3,210,378
JPMorgan Chase & Co.                                     45,400      1,771,054
                                                                  ------------
                                                                     4,981,432
                                                                  ------------
ELECTRICAL EQUIPMENT (1.7%)
Emerson Electric Co.                                     36,200      2,537,620
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.2%)
Symbol Technologies, Inc.                               186,000      3,217,800
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (1.1%)
ENSCO International, Inc.                                51,450      1,633,023
                                                                  ------------

FOOD & STAPLES RETAILING (2.5%)
Wal-Mart Stores, Inc.                                    63,550      3,356,711
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Zimmer Holdings, Inc. (a)                                20,050      1,606,406
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (1.6%)
Caremark Rx, Inc. (a)                                    60,100      2,369,743
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (5.3%)
VHarrah's Entertainment, Inc.                            56,950      3,809,385
VMcDonald's Corp.                                       127,600      4,090,856
                                                                  ------------
                                                                     7,900,241
                                                                  ------------


                                                         SHARES          VALUE
HOUSEHOLD DURABLES (1.3%)
Tempur-Pedic International, Inc. (a)                     89,450   $  1,896,340
                                                                  ------------

INDUSTRIAL CONGLOMERATES (3.1%)
VGeneral Electric Co.                                   127,850      4,666,525
                                                                  ------------

INSURANCE (1.5%)
American International Group, Inc.                       34,750      2,282,032
                                                                  ------------

INTERNET & CATALOG RETAIL (4.2%)
VeBay, Inc. (a)                                          54,050      6,284,934
                                                                  ------------

INTERNET SOFTWARE & SERVICES (3.0%)
VYahoo!, Inc. (a)                                       119,800      4,514,064
                                                                  ------------

IT SERVICES (2.9%)
Accenture Ltd. Class A (a)                               54,450      1,470,150
CheckFree Corp. (a)                                      41,400      1,576,512
First Data Corp.                                         30,100      1,280,454
                                                                  ------------
                                                                     4,327,116
                                                                  ------------
MEDIA (7.8%)
Comcast Corp. Class A (a)                                61,150      2,008,166
Dreamworks Animation SKG, Inc.(a)                         7,600        285,076
EchoStar Communications Corp. Class A                    72,550      2,411,562
Time Warner, Inc. (a)                                   144,100      2,801,304
Viacom, Inc. Class B                                     52,650      1,915,933
Walt Disney Co. (The)                                    78,800      2,190,640
                                                                  ------------
                                                                    11,612,681
                                                                  ------------
MULTILINE RETAIL (2.0%)
Target Corp.                                             58,000      3,011,940
                                                                  ------------

PHARMACEUTICALS (8.3%)
Abbott Laboratories                                      46,950      2,190,218
Allergan, Inc.                                           23,150      1,876,771
Johnson & Johnson                                        48,600      3,082,212
VPfizer, Inc.                                           195,300      5,251,617
                                                                  ------------
                                                                    12,400,818
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

         MainStay VP Eagle Asset Management
M- 248 Growth Equity Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (18.0%)
Altera Corp. (a)                                         59,150   $  1,224,405
Applied Materials, Inc. (a)                             170,950      2,923,245
VBroadcom Corp. Class A (a)                             153,950      4,969,506
Cascade Microtech, Inc. (a)                               2,000         26,840
Entegris, Inc. (a)                                      206,850      2,058,158
Fairchild Semiconductor International, Inc. (a)         144,000      2,341,440
Intel Corp.                                             157,500      3,683,925
Maxim Integrated Products, Inc.                          73,750      3,126,263
National Semiconductor Corp.                            141,800      2,545,310
Texas Instruments, Inc.                                  96,850      2,384,447
Ultra Clean Holdings, Inc. (a)                          232,550      1,409,253
                                                                  ------------
                                                                    26,692,792
                                                                  ------------
SOFTWARE (5.6%)
VMicrosoft Corp.                                        200,600      5,358,026
Symantec Corp. (a)                                      113,500      2,923,760
                                                                  ------------
                                                                     8,281,786
                                                                  ------------
SPECIALTY RETAIL (1.4%)
Home Depot, Inc. (The)                                   49,150      2,100,671
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (1.1%)
Fannie Mae                                               23,300      1,659,193
                                                                  ------------
Total Investments (Cost $139,255,168) (c)                  99.8%   148,331,423(d)
Cash and Other Assets, Less Liabilities                     0.2%       259,754
                                                    -----------   ------------
Net Assets                                                100.0%  $148,591,177
                                                    ===========   ============

(a)  Non-Income producing security.
(b)  ADR -- American Depositary Receipt.
(c) The cost for federal income tax purposes is $141,334,847.
(d)  At December 31, 2004 net unrealized depreciation was
     $6,996,576, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,330,357 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,333,781.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $139,255,168)               $ 148,331,423
Cash                                                 428,321
Receivables:
  Investment securities sold                       2,524,370
  Dividends                                           70,584
  Fund shares sold                                     2,773
Other assets                                             421
                                               -------------
    Total assets                                 151,357,892
                                               -------------
LIABILITIES:
Payables:
  Investment securities purchased                  2,518,613
  Fund shares redeemed                                98,642
  Adviser                                             62,497
  Administrator                                       24,999
  Custodian                                            4,643
  NYLIFE Distributors                                  3,787
Accrued expenses                                      53,534
                                               -------------
    Total liabilities                              2,766,715
                                               -------------
Net assets                                     $ 148,591,177
                                               =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized
  Initial Class                                $     117,299
  Service Class                                       16,705
Additional paid-in capital                       254,975,203
Accumulated net realized loss on investments    (115,594,285)
Net unrealized appreciation on investments         9,076,255
                                               -------------
Net assets                                     $ 148,591,177
                                               =============
INITIAL CLASS
Net assets applicable to outstanding shares    $ 130,090,919
                                               =============
Shares of capital stock outstanding               11,729,853
                                               =============
Net asset value per share outstanding          $       11.09
                                               =============
SERVICE CLASS
Net assets applicable to outstanding shares    $  18,500,258
                                               =============
Shares of capital stock outstanding                1,670,514
                                               =============
Net asset value per share outstanding          $       11.07
                                               =============

         MainStay VP Eagle Asset Management
M- 250 Growth Equity Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  1,566,333
  Interest                                             7,885
                                                ------------
    Total income                                   1,574,218
                                                ------------
EXPENSES:
  Advisory                                           755,577
  Administration                                     302,231
  Shareholder communication                           79,272
  Professional                                        46,163
  Distribution and service -- Service Class           34,163
  Custodian                                           25,365
  Directors                                           12,506
  Miscellaneous                                       66,989
                                                ------------
    Total expenses                                 1,322,266
  Fees paid indirectly (a)                           (45,910)
                                                ------------
    Net expenses                                   1,276,356
                                                ------------
Net investment income                                297,862
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                   1,139,652
Net change in unrealized appreciation on
  investments                                     (6,081,667)
                                                ------------
Net realized and unrealized loss on
  investments                                     (4,942,015)
                                                ------------
Net decrease in net assets resulting from
  operations                                    $ (4,644,153)
                                                ============

------------

(a) New York Life Investment Management LLC has directed certain portfolio trades to brokers who paid a portion of the expenses of the Portfolio for the year ended December 31, 2004. The Portfolio's miscellaneous expenses were reduced by $45,910 under this agreement.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                              2004           2003
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $    297,862   $    220,769
 Net realized gain on investments        1,139,652     10,629,970
 Net change in unrealized
  appreciation (depreciation) on
  investments                           (6,081,667)    22,421,255
                                      ---------------------------
 Net increase (decrease) in net
  assets resulting from operations      (4,644,153)    33,271,994
                                      ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                          (290,421)      (235,253)
   Service Class                            (7,018)        (6,121)
                                      ---------------------------
  Total dividends to shareholders         (297,439)      (241,374)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                         6,933,206     18,755,875
   Service Class                        13,209,555      7,216,238

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                           290,421        235,253
   Service Class                             7,018          6,121
                                      ---------------------------
                                        20,440,200     26,213,487

 Cost of shares redeemed:
   Initial Class                       (26,323,623)   (17,048,711)
   Service Class                        (2,120,454)      (187,372)
                                      ---------------------------
                                       (28,444,077)   (17,236,083)
                                      ---------------------------
    Increase (decrease) in net
     assets
     derived from capital share
     transactions                       (8,003,877)     8,977,404
                                      ---------------------------
    Net increase (decrease) in net
     assets                            (12,945,469)    42,008,024

NET ASSETS:
Beginning of year                      161,536,646    119,528,622
                                      ---------------------------
End of year                           $148,591,177   $161,536,646
                                      ===========================

         MainStay VP Eagle Asset Management
M- 252 Growth Equity Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS                                  SERVICE CLASS
                                -------------------------------------------------------     -----------------------------
                                                                                                               JUNE 6,
                                                                                                               2003(A)
                                                                                             YEAR ENDED        THROUGH
                                                YEAR ENDED DECEMBER 31,                     DECEMBER 31,     DECEMBER 31,
                                  2004       2003        2002       2001         2000           2004             2003
Net asset value at beginning
  of period                     $  11.38   $   8.90    $  12.41   $  14.87     $  18.55       $ 11.37           $10.18
                                --------   --------    --------   --------     --------       -------           ------
Net investment income (loss)        0.02       0.02(b)     0.01      (0.01)(b)    (0.02)(b)      0.00(c)         (0.00)(b)(c)
Net realized and unrealized
  gain (loss) on investments       (0.29)      2.48       (3.51)     (2.45)       (1.69)        (0.30)            1.20
                                --------   --------    --------   --------     --------       -------           ------
Total from investment
  operations                       (0.27)      2.50       (3.50)     (2.46)       (1.71)        (0.30)            1.20
                                --------   --------    --------   --------     --------       -------           ------
Less dividends and
  distributions:
    From net investment income     (0.02)     (0.02)      (0.01)        --           --         (0.00)(c)        (0.01)
    From net realized gain on
      investments                     --         --          --         --        (1.97)           --               --
                                --------   --------    --------   --------     --------       -------           ------
Total dividends and
  distributions                    (0.02)     (0.02)      (0.01)        --        (1.97)         0.00(c)         (0.01)
                                --------   --------    --------   --------     --------       -------           ------
Net asset value at end of
  period                        $  11.09   $  11.38    $   8.90   $  12.41     $  14.87       $ 11.07           $11.37
                                ========   ========    ========   ========     ========       =======           ======
Total investment return            (2.32%)    28.05%     (28.21%)   (16.56%)      (9.97%)       (2.57%)          11.83%(d)
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment income
      (loss)                        0.22%      0.17%       0.07%     (0.10%)      (0.19%)       (0.03%)          (0.08%)+(e)
    Expenses                        0.85%#     0.83%       0.81%      0.80%        0.80%         1.10%#           1.08%+
Portfolio turnover rate              117%       160%        168%       172%         363%          117%             160%
Net assets at end of period
  (in 000's)                    $130,091   $154,082    $119,529   $180,447     $218,190       $18,500           $7,455

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
#    Includes fees paid indirectly which amounted to 0.03% of
     average net assets for the year ended December 31, 2004.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (97.0%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.7%)
VArmor Holdings, Inc. (a)                               15,000   $   705,300
Curtiss-Wright Corp.                                     4,700       269,827
Engineered Support Systems, Inc.                         6,150       364,203
Hexcel Corp. (a)                                        27,200       394,400
Moog, Inc. Class A (a)                                   5,200       235,820
                                                                 -----------
                                                                   1,969,550
                                                                 -----------
AIR FREIGHT & LOGISTICS (2.3%)
VEGL, Inc. (a)                                          23,400       699,426
Forward Air Corp. (a)                                   11,500       514,050
                                                                 -----------
                                                                   1,213,476
                                                                 -----------
AUTO COMPONENTS (0.4%)
Commercial Vehicle Group, Inc. (a)                       9,800       213,934
                                                                 -----------
BIOTECHNOLOGY (3.0%)
Abgenix, Inc. (a)                                       27,300       282,282
Affymetrix, Inc. (a)                                    14,400       526,320
Cell Therapeutics, Inc. (a)                             42,300       344,322
DOV Pharmaceutical, Inc. (a)                            11,700       211,185
Vion Pharmaceuticals, Inc. (a)                          49,600       232,624
                                                                 -----------
                                                                   1,596,733
                                                                 -----------
CHEMICALS (0.6%)
Mosaic Co. (The) (a)                                    20,700       337,824
                                                                 -----------

COMMERCIAL BANKS (6.2%)
Cathay General Bancorp                                  15,000       562,500
CoBiz, Inc.                                              6,600       133,980
East West Bancorp, Inc.                                 10,900       457,364
First BanCorp.                                           7,500       476,325
Nara Bancorp, Inc.                                       7,400       157,398
Silicon Valley Bancshares (a)                           13,200       591,624
Southwest Bancorp. of Texas, Inc.                       18,700       435,523
Texas Regional Bancshares, Inc. Class A                 14,040       458,827
                                                                 -----------
                                                                   3,273,541
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (7.8%)
51job, Inc. (a)                                          4,700       244,259
Arbitron, Inc. (a)                                       5,500       215,490
Bright Horizons Family Solutions, Inc. (a)               7,700       498,652
Charles River Associates, Inc. (a)                       6,500       304,005
Corporate Executive Board Co. (The)                      8,500       568,990
Healthcare Services Group, Inc.                         11,750       244,870
Heidrick & Struggles International, Inc. (a)             8,400       287,868
Navigant Consulting, Inc. (a)                           22,100       587,860
VResources Connection, Inc. (a)                         14,600       792,926


                                                        SHARES          VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Strayer Education, Inc.                                  2,200   $   241,538
Universal Technical Institute, Inc. (a)                  3,900       148,668
                                                                 -----------
                                                                   4,135,126
                                                                 -----------
COMMUNICATIONS EQUIPMENT (1.0%)
Plantronics, Inc.                                        9,200       381,524
Sierra Wireless (a)                                      7,600       134,368
                                                                 -----------
                                                                     515,892
                                                                 -----------
COMPUTERS & PERIPHERALS (0.9%)
Advanced Digital Information Corp. (a)                  24,300       243,486
Avid Technology, Inc. (a)                                3,600       222,300
                                                                 -----------
                                                                     465,786
                                                                 -----------
CONSTRUCTION & ENGINEERING (1.0%)
Dycom Industries, Inc. (a)                              17,700       540,204
                                                                 -----------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Piper Jaffray Cos., Inc. (a)                             5,400       258,930
                                                                 -----------

ELECTRICAL EQUIPMENT (0.5%)
Ultralife Batteries, Inc. (a)                           14,200       276,190
                                                                 -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
Cognex Corp.                                             9,200       256,680
Plexus Corp. (a)                                        20,400       265,404
RAE Systems, Inc. (a)                                   12,100        88,330
Rogers Corp. (a)                                         7,100       306,010
ScanSource, Inc. (a)                                     3,600       223,776
Sypris Solutions, Inc.                                  12,200       186,782
Trimble Navigation Ltd. (a)                             14,400       475,776
                                                                 -----------
                                                                   1,802,758
                                                                 -----------
ENERGY EQUIPMENT & SERVICES (3.1%)
Cal Dive International, Inc. (a)                        12,700       517,525
Hydril (a)                                               6,900       314,019
Input/Output, Inc. (a)                                  25,500       225,420
Offshore Logistics, Inc. (a)                             6,700       217,549
Unit Corp. (a)                                           8,800       336,248
                                                                 -----------
                                                                   1,610,761
                                                                 -----------
FOOD & STAPLES RETAILING (1.5%)
Performance Food Group Co. (a)                           9,500       255,645
United Natural Foods, Inc. (a)                          16,400       510,040
                                                                 -----------
                                                                     765,685
                                                                 -----------
FOOD PRODUCTS (0.5%)
Ralcorp Holdings, Inc.                                   6,700       280,931
                                                                 -----------
+ Percentages indicated are based on Portfolio net assets.
V Portfolio's 10 largest holdings. May be subject to change daily.

         MainStay VP Lord Abbett
M- 254   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.3%)
American Medical Systems Holdings, Inc. (a)             10,900   $   455,729
ArthroCare Corp. (a)                                    16,500       528,990
Bio-Rad Laboratories, Inc. Class A (a)                   4,600       263,902
VIntegra LifeSciences Holdings (a)                      19,300       712,749
Molecular Devices Corp. (a)                             10,000       201,000
NuVasive, Inc. (a)                                      16,000       164,000
Sybron Dental Specialties, Inc. (a)                     13,600       481,168
                                                                 -----------
                                                                   2,807,538
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (6.4%)
VAMERIGROUP Corp. (a)                                    9,900       749,034
VCentene Corp. (a)                                      26,700       756,945
Molina Healthcare, Inc. (a)                                800        37,104
SFBC International, Inc. (a)                             9,900       391,050
Sierra Health Services, Inc. (a)                        11,200       617,232
Symbion, Inc. (a)                                       15,600       344,448
WellCare Health Plans, Inc. (a)                         14,500       471,250
                                                                 -----------
                                                                   3,367,063
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (4.9%)
P.F. Chang's China Bistro, Inc. (a)                     10,000       563,500
RARE Hospitality International, Inc. (a)                14,600       465,156
VScientific Games Corp. Class A (a)                     27,600       657,984
Shuffle Master, Inc. (a)                                11,000       518,100
Sonic Corp. (a)                                         12,400       378,200
                                                                 -----------
                                                                   2,582,940
                                                                 -----------
INTERNET & CATALOG RETAIL (3.2%)
Arbinet Holdings, Inc. (a)                               4,600       114,310
Audible, Inc. (a)                                        9,100       237,055
Blue Nile, Inc. (a)                                      9,400       259,628
Overstock.com, Inc. (a)                                  7,700       531,300
RedEnvelope, Inc. (a)                                    9,400       114,868
SINA Corp. (a)                                          13,900       445,634
                                                                 -----------
                                                                   1,702,795
                                                                 -----------
INTERNET SOFTWARE & SERVICES (2.9%)
Akamai Technologies, Inc. (a)                           21,700       282,751
Blue Coat Systems, Inc. (a)                              9,100       169,351
Digitas, Inc. (a)                                       43,300       413,515
eCollege.com (a)                                         8,100        92,016
InfoSpace, Inc. (a)                                      7,000       332,850
Openwave Systems, Inc. (a)                              14,300       221,078
                                                                 -----------
                                                                   1,511,561
                                                                 -----------
IT SERVICES (4.1%)
CACI International, Inc. Class A (a)                     7,100       483,723
Forrester Research, Inc. (a)                            15,320       274,841
Kanbay International, Inc. (a)                           9,500       297,350
Niku Corp. (a)                                           3,900        78,624


                                                        SHARES          VALUE
IT SERVICES (CONTINUED)
RightNow Technologies, Inc. (a)                          1,500   $    24,225
Sapient Corp. (a)                                       54,700       432,677
SRA International, Inc. Class A (a)                      8,700       558,540
                                                                 -----------
                                                                   2,149,980
                                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (0.8%)
Marvel Enterprises, Inc. (a)                            20,900       428,032
                                                                 -----------

MACHINERY (2.9%)
CLARCOR, Inc.                                            7,500       410,775
VJoy Global, Inc.                                       14,700       638,421
Manitowoc Co., Inc. (The)                                4,000       150,600
Nordson Corp.                                            8,000       320,560
                                                                 -----------
                                                                   1,520,356
                                                                 -----------
MEDIA (0.5%)
Greenfield Online, Inc. (a)                             10,900       239,691
                                                                 -----------

METALS & MINING (1.9%)
Coeur d'Alene Mines Corp. (a)                           81,200       319,116
Foundation Coal Holdings, Inc. (a)                      16,000       368,960
Steel Dynamics, Inc.                                     8,200       310,616
                                                                 -----------
                                                                     998,692
                                                                 -----------
OIL & GAS (1.5%)
Bill Barrett Corp. (a)                                   6,300       201,537
KCS Energy, Inc. (a)                                    22,900       338,462
Penn Virginia Corp.                                      6,600       267,762
                                                                 -----------
                                                                     807,761
                                                                 -----------
PERSONAL PRODUCTS (0.5%)
Nu Skin Enterprises, Inc. Class A                       10,700       271,566
                                                                 -----------

PHARMACEUTICALS (4.4%)
Bone Care International, Inc. (a)                       11,000       306,350
Bradley Pharmaceuticals, Inc. (a)                        2,200        42,680
K-V Pharmaceutical Co. Class A (a)                      25,700       566,685
Kos Pharmaceuticals, Inc. (a)                           12,000       451,680
Medicis Pharmaceutical Corp. Class A                     8,600       301,946
Noven Pharmaceuticals, Inc. (a)                         23,500       400,910
PRA International (a)                                   10,700       265,146
                                                                 -----------
                                                                   2,335,397
                                                                 -----------
REAL ESTATE (0.8%)
Jones Lang LaSalle, Inc. (a)                            11,400       426,474
                                                                 -----------

ROAD & RAIL (1.3%)
VLandstar System, Inc. (a)                               9,100       670,124
                                                                 -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.4%)
ATMI, Inc. (a)                                          12,400       279,372
Cymer, Inc. (a)                                          6,900       203,826

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
FormFactor, Inc. (a)                                    12,000   $   325,680
Microsemi Corp. (a)                                     14,900       258,664
O2Micro International Ltd. (a)                          18,600       212,784
PortalPlayer, Inc. (a)                                  11,400       281,352
Power Integrations, Inc. (a)                             9,600       189,888
RF Micro Devices, Inc. (a)                              48,200       329,688
Semtech Corp. (a)                                       17,100       373,977
Sigmatel, Inc. (a)                                       6,700       238,051
Silicon Image, Inc. (a)                                 29,400       483,924
Silicon Laboratories, Inc. (a)                           7,200       254,232
Skyworks Solutions, Inc. (a)                            33,900       319,677
Varian Semiconductor Equipment Associates, Inc.
  (a)                                                   13,100       482,735
Zoran Corp. (a)                                         15,500       179,490
                                                                 -----------
                                                                   4,413,340
                                                                 -----------
SOFTWARE (5.2%)
Altiris, Inc. (a)                                        7,200       255,096
Blackboard, Inc. (a)                                     9,700       143,657
VKronos, Inc. (a)                                       12,950       662,134
MicroStrategy, Inc. (a)                                  5,500       331,375
SS&C Technologies, Inc.                                 11,200       231,280
TIBCO Software, Inc. (a)                                43,600       581,624
Wind River Systems, Inc. (a)                            18,000       243,900
Witness Systems, Inc. (a)                               17,000       296,820
                                                                 -----------
                                                                   2,745,886
                                                                 -----------
SPECIALTY RETAIL (2.3%)
Aeropostale, Inc. (a)                                   10,700       314,901
Cache, Inc. (a)                                         10,000       180,200
Guess?, Inc. (a)                                        19,000       238,450
Jos. A. Bank Clothiers, Inc. (a)                         8,600       243,380
Pacific Sunwear of California, Inc. (a)                  9,800       218,148
                                                                 -----------
                                                                   1,195,079
                                                                 -----------


                                                        SHARES          VALUE
TEXTILES, APPAREL & LUXURY GOODS (2.8%)
Fossil, Inc. (a)                                        13,550   $   347,422
Quiksilver, Inc. (a)                                    19,700       586,863
Warnaco Group, Inc. (The) (a)                           24,800       535,680
                                                                 -----------
                                                                   1,469,965
                                                                 -----------
THRIFTS & MORTGAGE FINANCE (0.5%)
Commercial Capital Bancorp, Inc.                        10,900       252,662
                                                                 -----------
Total Common Stocks
  (Cost $45,117,532)                                              51,154,223
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENT (4.2%)
-----------------------------------------------------------------------------
TIME DEPOSIT (4.2%)
Bank of New York Cayman
  1.50%, due 1/3/05                                 $2,196,000     2,196,000
                                                                 -----------
Total Short-Term Investment
  (Cost $2,196,000)                                                2,196,000
                                                                 -----------
Total Investments
  (Cost $47,313,532) (b)                                 101.2%   53,350,223(c)
Liabilities in Excess of Cash and Other Assets            (1.2)     (648,417)
                                                    ----------   -----------
Net Assets                                               100.0%  $52,701,806
                                                    ==========   ===========

(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $47,505,624.
(c)  At December 31, 2004 net unrealized appreciation was
     $5,844,599 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,173,314 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,328,715.

         MainStay VP Lord Abbett
M- 256   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $47,313,532)                              $53,350,223
Cash                                                   2,130
Receivables:
  Investment securities sold                       1,129,091
  Fund shares sold                                    80,983
  Dividends and interest                               4,357
Other assets                                             126
                                                 -----------
    Total assets                                  54,566,910
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                  1,751,211
  Fund shares redeemed                                35,464
  Adviser                                             26,410
  Administrator                                        8,803
  Custodian                                            7,803
  NYLIFE Distributors                                  3,297
Accrued expenses                                      32,116
                                                 -----------
    Total liabilities                              1,865,104
                                                 -----------
Net assets                                       $52,701,806
                                                 ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized
  Initial Class                                  $    40,342
  Service Class                                       17,812
Additional paid-in capital                        54,319,517
Accumulated net realized loss on investments      (7,712,556)
Net unrealized appreciation on investments         6,036,691
                                                 -----------
Net assets                                       $52,701,806
                                                 ===========
INITIAL CLASS
Net assets applicable to outstanding shares      $36,603,866
                                                 ===========
Shares of capital stock outstanding                4,034,234
                                                 ===========
Net asset value per share outstanding            $      9.07
                                                 ===========
SERVICE CLASS
Net assets applicable to outstanding shares      $16,097,940
                                                 ===========
Shares of capital stock outstanding                1,781,178
                                                 ===========
Net asset value per share outstanding            $      9.04
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:

INCOME:
  Dividends (a)                                $      72,584
  Interest                                            15,813
                                               -------------
        Total income                                  88,397
                                               -------------
EXPENSES:
  Advisory                                           280,929
  Administration                                      93,643
  Custodian                                           43,304
  Professional                                        35,081
  Distribution and service -- Service Class           25,256
  Shareholder communication                           22,673
  Directors                                            5,482
  Portfolio pricing                                    5,060
  Miscellaneous                                       18,909
                                               -------------
        Total expenses                               530,337
  Fees paid indirectly (b)                            (5,212)
                                               -------------
        Net expenses                                 525,125
                                               =============
Net investment loss                                 (436,728)
                                               -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   1,747,640
Net change in unrealized appreciation on
  investments                                      1,540,393
                                               -------------
Net realized and unrealized gain on
  investments                                      3,288,033
                                               -------------
Net increase in net assets resulting from
  operations                                   $   2,851,305
                                               =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $83.
(b) New York Life Investment Management LLC has directed certain portfolio trades to brokers who paid a portion of the expenses of the Portfolio for the year ended December
     31, 2004. The Portfolio's miscellaneous expenses were reduced by $5,212 under this agreement.

         MainStay VP Lord Abbett
M- 258   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

                                               2004          2003
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                    $  (436,728)  $  (307,738)
 Net realized gain (loss) on
  investments                             1,747,640      (290,004)
 Net change in unrealized appreciation
  (depreciation) on investments           1,540,393    10,267,407
                                        -------------------------
 Net increase in net assets resulting
  from operations                         2,851,305     9,669,665
                                        -------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                          4,702,029    12,625,133
   Service Class                         11,445,887     4,366,776
                                        -------------------------
                                         16,147,916    16,991,909

Cost of shares redeemed:
   Initial Class                         (8,050,906)   (6,314,813)
   Service Class                           (833,605)      (97,683)
                                        -------------------------
                                         (8,884,511)   (6,412,496)
                                        -------------------------
    Increase in net assets derived
     from capital share transactions      7,263,405    10,579,413
                                        -------------------------
    Net increase in net assets           10,114,710    20,249,078

NET ASSETS:
Beginning of year                        42,587,096    22,338,018
                                        -------------------------
End of year                             $52,701,806   $42,587,096
                                        =========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS                              SERVICE CLASS
                                ----------------------------------------------------   ---------------------------
                                                                                                        JUNE 5,
                                                                                                        2003(A)
                                                                                        YEAR ENDED      THROUGH
                                              YEAR ENDED DECEMBER 31,                  DECEMBER 31,   DECEMBER 31,
                                  2004       2003       2002       2001       2000         2004           2003
Net asset value at beginning
  of period                     $  8.57    $  6.19    $  8.71    $  9.40    $ 11.94      $  8.56         $ 7.20
                                -------    -------    -------    -------    -------      -------         ------
Net investment loss (b)           (0.07)     (0.07)     (0.07)     (0.07)     (0.07)       (0.09)         (0.06)
Net realized and unrealized
  gain (loss) on investments       0.57       2.45      (2.45)     (0.62)     (2.19)        0.57           1.42
                                -------    -------    -------    -------    -------      -------         ------
Total from investment
  operations                       0.50       2.38      (2.52)     (0.69)     (2.26)        0.48           1.36
                                -------    -------    -------    -------    -------      -------         ------
Less distributions:
  From net realized gain on
    investments                      --         --         --         --      (0.28)          --             --
                                -------    -------    -------    -------    -------      -------         ------
Net asset value at end of
  period                        $  9.07    $  8.57    $  6.19    $  8.71    $  9.40      $  9.04         $ 8.56
                                =======    =======    =======    =======    =======      =======         ======
Total investment return            5.86%     38.49%    (28.98%)    (7.34%)   (19.08%)       5.60%         18.83%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss           (0.88%)    (1.01%)    (0.92%)    (0.83%)    (0.68%)      (1.13%)        (1.26%)+(d)
    Expenses                       1.08%#     1.19%      1.10%      1.08%      1.07%        1.33%#         1.44%+
Portfolio turnover rate             129%       103%        62%        49%        51%         129%           103%
Net assets at end of period
  (in 000's)                    $36,604    $38,146    $22,338    $31,243    $36,015      $16,098         $4,441

(a)  Commencement of Operations.
(b)  Per Share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
#    Includes fees paid indirectly which amounted to 0.01% of
     average net assets for the year ended December 31, 2004.
+    Annualized.

         MainStay VP Lord Abbett
M- 260   Developing Growth Portfolio   The notes to the financial statements are
      an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.
The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS      PORTFOLIOS
 July 2, 2001       Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value (formerly Equity Income
                    Portfolio) and Small Cap Growth
                    Portfolios
 ---------------------------------------------------------
 May 1, 1998        American Century Income & Growth,
                    Dreyfus Large Company Value, Eagle
                    Asset Management Growth Equity and
                    Lord Abbett Developing Growth
                    Portfolios
 ---------------------------------------------------------
 October 1, 1996    Convertible Portfolio
 ---------------------------------------------------------
 May 1, 1995        High Yield Corporate Bond,
                    International Equity and Value
                    Portfolios
 ---------------------------------------------------------
 January 29, 1993   Capital Appreciation, Cash Management,
                    Government, S&P 500 Index (formerly
                    Indexed Equity Portfolio) and Total
                    Return Portfolios
 ---------------------------------------------------------
 January 23, 1984   Bond and Common Stock (formerly Growth
                    Equity Portfolio) Portfolios

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

   COMMENCEMENT
  OF OPERATIONS                   PORTFOLIOS

 June 13, 2003      American Century Income & Growth
                    Portfolio
 ---------------------------------------------------------
 June 6, 2003       Eagle Asset Management Growth Equity
                    Portfolio
 ---------------------------------------------------------
 June 5, 2003       Capital Appreciation, Common Stock,
                    Convertible, International Equity, Mid
                    Cap Core, Mid Cap Growth, Mid Cap
                    Value, S&P 500 Index, Small Cap
                    Growth, Dreyfus Large Company Value
                    and Lord Abbett Developing Growth
                    Portfolios
 ---------------------------------------------------------
 June 4, 2003       Bond, Government, High Yield Corporate
                    Bond, Total Return and Value
                    Portfolios

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONVERTIBLE: to seek capital appreciation together with current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

HIGH YIELD CORPORATE BOND: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

INTERNATIONAL EQUITY: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

                                                 www.mainstayfunds.com    M- 261

SMALL CAP GROWTH: to seek long-term capital appreciation.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

AMERICAN CENTURY INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

DREYFUS LARGE COMPANY VALUE: to seek capital appreciation.

EAGLE ASSET MANAGEMENT GROWTH EQUITY: to seek growth through long-term capital appreciation.

LORD ABBETT DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Portfolio securities of Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At December 31, 2004, the High Yield Corporate Bond and Convertible Portfolios held securities with values of $3,540,554 and $66 respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Adviser/Sub-Advisers conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/Sub-Adviser may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method

M- 262   MainStay VP Series Fund, Inc.

over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7)

(D) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The S&P 500 Index Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(E) REPURCHASE AGREEMENTS. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the end of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid.

                                                 www.mainstayfunds.com    M- 263

Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at valuation date exchange rates are reflected in unrealized foreign exchange gains or losses. (See Note 7)

(G) MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 7)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 7)

(J) LOAN PARTICIPATIONS, COMMITMENTS AND BRIDGE LOANS. The High Yield Corporate Bond and Total Refund Portfolios invest in loan commitments, loan participations and bridge loans. Loan commitments, loan participations and bridge loans are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants").

(K) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

M- 264   MainStay VP Series Fund, Inc.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(L) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.
(M) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

(N) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Bond, Common Stock, Mid Cap Core and S&P 500 Index Portfolios are advised by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Sub-Advisory Agreement with NYLIM. Pursuant to a Sub-Advisory Agreement with NYLIM, American Century Investment Management, Inc. serves as sub-adviser to the American Century Income & Growth Portfolio; The Dreyfus Corporation serves as sub-adviser to the Dreyfus Large Company Value Portfolio; Eagle Asset Management, Inc. serves as sub-adviser to the Eagle Asset Management Growth Equity Portfolio; and Lord Abbett & Co. serves as sub-adviser to the Lord Abbett Developing Growth Portfolio.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios.

The Fund, on behalf of each Portfolio, paid the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                  ADVISER   ADMINISTRATOR
Bond Portfolio                      0.25%           0.20%
---------------------------------------------------------
Capital Appreciation Portfolio      0.36%           0.20%
---------------------------------------------------------
Cash Management Portfolio           0.25%           0.20%
---------------------------------------------------------
Common Stock Portfolio              0.25%           0.20%
---------------------------------------------------------
Convertible Portfolio               0.36%           0.20%
---------------------------------------------------------
Government Portfolio                0.30%           0.20%
---------------------------------------------------------
High Yield Corporate Bond
  Portfolio                         0.30%           0.20%
---------------------------------------------------------
International Equity Portfolio      0.60%           0.20%
---------------------------------------------------------
Mid Cap Core Portfolio              0.85%*          0.00%
---------------------------------------------------------
Mid Cap Growth Portfolio            0.75%*          0.00%
---------------------------------------------------------
Mid Cap Value Portfolio             0.70%*          0.00%
---------------------------------------------------------
S&P 500 Index Portfolio**           0.10%           0.20%
---------------------------------------------------------
Small Cap Growth Portfolio***       1.00%*          0.00%
---------------------------------------------------------
Total Return Portfolio              0.32%           0.20%
---------------------------------------------------------
Value Portfolio                     0.36%           0.20%
---------------------------------------------------------
American Century Income &
  Growth Portfolio                  0.50%           0.20%
---------------------------------------------------------
Dreyfus Large Company Value
  Portfolio                         0.60%           0.20%
---------------------------------------------------------
Eagle Asset Management Growth
  Equity Portfolio                  0.50%           0.20%
---------------------------------------------------------
Lord Abbett Developing Growth
  Portfolio                         0.60%           0.20%
---------------------------------------------------------

* This fee reflects Management fees, which includes both Advisory fees and Administrative fees.

** Effective January 1, 2005, the Fund will pay the Adviser 0.10% of the Portfolio's average daily net assets up to $1 billion and 0.075% on assets in excess of $1 billion.

*** Effective January 1, 2005, the Fund pays the Adviser a monthly fee at an annual rate of 0.90% of the average daily net assets.

                                                 www.mainstayfunds.com    M- 265

Pursuant to the terms of the Sub-Advisory Agreements between NYLIM and the sub-advisers, NYLIM pays the sub-advisers a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Capital Appreciation Portfolio                       0.36%
----------------------------------------------------------
Cash Management Portfolio                            0.25%
----------------------------------------------------------
Convertible Portfolio                                0.36%
----------------------------------------------------------
Government Portfolio                                 0.30%
----------------------------------------------------------
High Yield Corporate Bond Portfolio                  0.30%
----------------------------------------------------------
International Equity Portfolio                       0.60%
----------------------------------------------------------
Mid Cap Growth Portfolio                             0.38%
----------------------------------------------------------
Mid Cap Value Portfolio                              0.35%
----------------------------------------------------------
Small Cap Growth Portfolio                           0.50%
----------------------------------------------------------
Total Return Portfolio                               0.32%
----------------------------------------------------------
Value Portfolio                                      0.36%
----------------------------------------------------------
American Century Income & Growth Portfolio           0.40%*
----------------------------------------------------------
Dreyfus Large Company Value Portfolio                0.45%**
----------------------------------------------------------
Eagle Asset Management Growth Equity Portfolio       0.40%***
----------------------------------------------------------
Lord Abbett Developing Growth Portfolio              0.50%
----------------------------------------------------------

* On assets up to $100 million; 0.35% on assets from $100 million to $200 million; 0.30% on assets over $200 million.

**  On assets up to $250 million; 0.40% on assets over $250 million.

*** On assets up to $200 million; 0.30% on assets over $200 million.

NYLIM has voluntarily agreed to assume the operating expenses of Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, which on an annualized basis exceed the percentages of average daily net assets indicated below. Also listed below are the amounts NYLIM reimbursed the Portfolios for the year ended December 31, 2004. It was not necessary for NYLIM to reimburse Mid Cap Growth Portfolio and Mid Cap Value Portfolio for expenses for the year ended December 31, 2004. This agreement may be terminated by NYLIM at any time. The amounts of expense reimbursements/waivers for the period will not be repaid to the Adviser or Subadviser in subsequent fiscal years.

                                 EXPENSE      AMOUNT OF
                                     CAP  REIMBURSEMENT
Mid Cap Core Portfolio             0.98%       $ 64,736
-------------------------------------------------------
Mid Cap Growth Portfolio           0.97%             --
-------------------------------------------------------
Mid Cap Value Portfolio            0.89%             --
-------------------------------------------------------
Small Cap Growth Portfolio         0.95%        245,558
-------------------------------------------------------

In addition, effective January 1, 2005, NYLIM has voluntarily agreed to waive its advisory fee for Dreyfus Large Company Value Portfolio by 0.05%. In addition, NYLIM has voluntarily agreed to assume the operating expenses of the Lord Abbett Developing Growth Portfolio to the extent that they exceed 1.15% of the average daily net assets of the Portfolio.

(B) PAYMENTS BY AFFILIATES. In July 2004 it was determined that the Fund's SAI contained inconsistent non-fundamental restrictions for certain Portfolios addressing investments in shares of other investment companies including money market funds and whether advisory fees would be charged in connection with such investments. NYLIM conducted a review of the Portfolios' transactions in money market funds and concluded that the inconsistency did not impact any Portfolio's NAV by $0.01 or more. NYLIM reimbursed the Portfolios affected as follows:
Capital Appreciation $33,656, Cash Management $399, Convertible $17,587, Government $6,228, High Yield Corporate Bond $58,744, Total Return $27,480, and Value $12,191. NYLIM has reimbursed each Portfolio. A supplement to the Fund's SAI was filed July 19, 2004 to reflect the August 1998 approval of each Portfolio's ability to purchase the securities of other investment companies as permitted by the Investment Company Act of 1940. Additionally, it was also determined that the International Equity Portfolio had not complied with a non-fundamental restriction that permitted investments in money market funds with the deduction of advisory fees on investments in such shares. NYLIM determined that the Portfolio's investment in money market funds from February 2000 - July 2000 without applying advisory fees properly resulted in an overcharge to the Portfolio in the amount of $26,489. MacKay Shields waived this amount, plus interest for a total of $26,819, to the Portfolio. These amounts are included in the Statement of Operations as a waiver/reimbursement from the Adviser. These reimbursements had no material impact on expense or the net investment income ratios included in the Financial Highlights, except for 0.02%, respectively, in the International Equity Portfolio.

NYLIM also determined that the Common Stock Portfolio had not complied with a non-fundamental restriction with respect to investing in other investment companies, since March 3, 2004. NYLIM has liquidated these investments and has calculated the net loss to the Portfolio to be $160,608. NYLIM has reimbursed this amount to the Portfolio. Additionally, the Adviser or Subadviser reimbursed the International Equity, Mid Cap Core and Total Return Portfolios in the amount of $25,426, $990 and $765 for a loss incurred due to a trading error.

These amounts are included in the Statement of Operations for the year ended December 31, 2004 as net increase from payment by affiliate for loss on the disposal of investment in violation of restrictions. These amounts had no material effect on the total returns of the Portfolios.

M- 266   MainStay VP Series Fund, Inc.

(C) DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.


(D) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(E) NON-INTERESTED DIRECTORS FEES. Non-Interested Directors are paid an annual retainer of $35,000, $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation and Nominating Committee meeting attended, plus reimbursement for travel and other out-of-pocket expenses. The Audit Committee Chair receives an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.
(F) CAPITAL. At December 31, 2004, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Mid Cap Core Portfolio               $11,469,374    6.7%
-------------------------------------------------------
Mid Cap Growth Portfolio              11,188,812    5.7
-------------------------------------------------------
Mid Cap Value Portfolio               12,355,897    3.7
-------------------------------------------------------
Small Cap Growth Portfolio            10,499,677    6.5
-------------------------------------------------------
Lord Abbett Developing Growth
  Portfolio                            6,709,746   12.7
-------------------------------------------------------

(G) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2004 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                                      $18,492
-----------------------------------------------------------
Capital Appreciation Portfolio                       37,465
-----------------------------------------------------------
Cash Management Portfolio                            12,861
-----------------------------------------------------------
Common Stock Portfolio                               34,842
-----------------------------------------------------------
Convertible Portfolio                                13,597
-----------------------------------------------------------
Government Portfolio                                 12,557
-----------------------------------------------------------
High Yield Corporate Bond Portfolio                  50,158
-----------------------------------------------------------
International Equity Portfolio                        6,316
-----------------------------------------------------------
Mid Cap Core Portfolio                                4,781
-----------------------------------------------------------
Mid Cap Growth Portfolio                              6,238
-----------------------------------------------------------
Mid Cap Value Portfolio                              10,045
-----------------------------------------------------------
S&P 500 Index Portfolio                              52,357
-----------------------------------------------------------
Small Cap Growth Portfolio                            5,466
-----------------------------------------------------------
Total Return Portfolio                               21,441
-----------------------------------------------------------
Value Portfolio                                      20,783
-----------------------------------------------------------
American Century Income & Growth Portfolio            3,291
-----------------------------------------------------------
Dreyfus Large Company Value Portfolio                 3,341
-----------------------------------------------------------
Eagle Asset Management Growth Equity Portfolio        5,681
-----------------------------------------------------------
Lord Abbett Developing Growth Portfolio               1,879
-----------------------------------------------------------

NOTE 4 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond and Total Return Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at December 31, 2004:

                                                                   PRINCIPAL
                                                DATE(S) OF           AMOUNT/                            12/31/04      PERCENT OF
SECURITY                                       ACQUISITION            SHARES              COST             VALUE      NET ASSETS
Amkor Technology, Inc.
  2nd Lien Term Loan
  6.86%, due 10/27/10                             10/29/04      $ 5,000,000       $  5,000,000      $ 5,208,335              0.4%
--------------------------------------------------------------------------------------------------------------------------------
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                             11/26/03        5,113,119          5,125,755        5,113,119              0.4
--------------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 267

Restricted securities held at December 31, 2004 (continued):


                                                                   PRINCIPAL
                                                DATE(S) OF           AMOUNT/                            12/31/04      PERCENT OF
SECURITY                                       ACQUISITION            SHARES              COST             VALUE      NET ASSETS
Colorado Prime Corp.
  Preferred Stock                          5/6/97-11/10/99            1,395       $  5,090,593      $        14              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                    10/15/02          236,469       $     59,922      $   611,864              0.0%(a)
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  7.03%, due 3/31/06                       2/25/04-3/11/04      $ 4,800,000          4,787,622        4,860,000              0.3
  2nd Lien Note
  11.00%, due 3/1/11                               3/12/04       10,945,000         10,885,153       12,723,563              0.9
--------------------------------------------------------------------------------------------------------------------------------
Graham Packaging Co., Inc.
  Term Loan C
  6.813%, due 4/7/12                               10/1/04        1,000,000          1,000,000        1,024,500              0.1
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                  1/22/04           91,000          4,233,413        4,777,500              0.3
  Warrants                                         1/22/04               91                  1                1              0.0(a)
  Warrants, Preferred Class A                      1/22/04           86,850                869              868              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Jostens IH Corp.
  Secured Term Loan C
  4.67%, due 10/4/11                               10/8/04        1,000,000          1,000,000        1,006,429              0.1
--------------------------------------------------------------------------------------------------------------------------------
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/15/05                              12/19/03        1,262,754          1,059,276          956,536              0.0(a)
  Bank debt, Revolver 1
  4.75%, due 1/15/05                               4/21/03        1,480,000          1,226,193        1,042,660              0.1
--------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                            3/11/99-10/30/01            9,371              4,919           49,666              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                                     9/11/03          367,043            325,137          458,804              0.0(a)
  Convertible Preferred Stock
  12.00%                                           12/3/03           39,998            445,581          449,977              0.0(a)
  Warrants                                         9/11/03          367,043            325,137            3,670              0.0(a)
  Warrants, Class A                                12/3/02          200,064              2,001          250,080              0.0(a)
  Warrants, Redeemable Preferred                   12/3/02          240,062              2,401            2,401              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co. Inc.
  Common Stock                                     4/21/04            2,418                 24               24              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A                          5/21/98-10/30/03           14,496                145              145              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Qwest Corp.
  Bank debt, Term Loan
  6.95%, due 6/30/10                               6/12/03        4,250,000          4,144,574        4,347,750              0.3
--------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                      9/4/03            1,691                 17           27,056              0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 44,718,733      $42,914,962              2.9%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

M- 268   MainStay VP Series Fund, Inc.

TOTAL RETURN PORTFOLIO

Restricted security held at December 31, 2004:

                                               DATE OF         PRINCIPAL                            12/31/04           PERCENT OF
SECURITY                                   ACQUISITION            AMOUNT              COST             VALUE           NET ASSETS
Goodyear Tire & Rubber Co. (The)
  11.00%, due 3/1/11                           6/23/04      $   160,000       $    174,811      $   186,000                  0.0%(a)
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 5 -- FEDERAL INCOME TAX:

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments, accumulated undistributed net realized gain (loss) on foreign currency transactions and paid-in capital arising from permanent differences; net assets at December 31, 2004, are not affected.

                                                                                                  ACCUMULATED
                                                                                                UNDISTRIBUTED
                                                                                ACCUMULATED      NET REALIZED
                                                              ACCUMULATED     UNDISTRIBUTED       GAIN (LOSS)
                                                            UNDISTRIBUTED      NET REALIZED        ON FOREIGN
                                                           NET INVESTMENT    GAIN (LOSS) ON          CURRENCY        ADDITIONAL
                                                            INCOME (LOSS)       INVESTMENTS      TRANSACTIONS   PAID-IN CAPITAL
Bond Portfolio                                            $       785,450   $      (785,450)  $             0   $             0
Common Stock Portfolio                                            (68,398)           68,398                 0                 0
Convertible Portfolio                                             346,519          (339,738)                0            (6,781)
Eagle Asset Management Growth Equity Portfolio                       (423)            3,979                 0            (3,556)
Government Portfolio                                              944,069          (944,069)                0                 0
High Yield Corporate Bond Portfolio                             2,692,203                 0        (2,692,203)                0
International Equity Portfolio                                    224,531            (3,437)         (224,531)            3,437
Mid Cap Growth Portfolio                                          569,901                 0                 0          (569,901)
Mid Cap Value Portfolio                                            97,454           (97,454)                0                 0
S&P 500 Index Portfolio                                          (105,666)          105,666                 0                 0
Small Cap Growth Portfolio                                        883,108                 0                 0          (883,108)
Total Return Portfolio                                             64,047           (62,435)           (1,612)                0
American Century Income & Growth Portfolio                         (6,653)           21,588                 0           (14,935)
Lord Abbett Developing Growth Portfolio                           436,728                 0                 0          (436,728)
-------------------------------------------------------------------------------------------------------------------------------

The reclassifications for the Portfolios are primarily due to foreign currency gain (loss), reclassification of distributions, paydown gain (loss), real estate investment trusts gain (loss), premium amortization adjustments and net operating losses.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2004 and December 31, 2003 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                                                2004                                      2003
                                             ---------------------------------------   ---------------------------------------
                                                      TAX-BASED            TAX-BASED            TAX-BASED            TAX-BASED
                                             DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                                ORDINARY INCOME      LONG-TERM GAINS      ORDINARY INCOME      LONG-TERM GAINS
Bond Portfolio                                $    21,786,414      $       433,360      $    23,137,251      $     9,893,531
Cash Management Portfolio                           2,966,632                    0            3,042,267                    0
------------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 269

As of December 31, 2004, the components of accumulated gain (loss) on a tax basis were as follows:

                                                                           ACCUMULATED          UNREALIZED            TOTAL
                                                                ORDINARY   CAPITAL AND        APPRECIATION      ACCUMULATED
                                                                  INCOME  OTHER LOSSES   (DEPRECIATION)(A)   GAIN (LOSS)(B)
Bond Portfolio                                                $      230  $          0   $       5,638,753   $    5,638,983
Capital Appreciation Portfolio                                    36,366  (274,459,971)        182,796,098      (91,627,507)
Cash Management Portfolio                                            186             0                   0              186
Common Stock Portfolio                                            20,370   (19,970,485)         66,934,221       46,984,106
Convertible Portfolio                                          1,550,474   (21,342,145)         24,193,503        4,401,832
Government Portfolio                                              13,079    (4,433,346)          2,636,744       (1,783,523)
High Yield Corporate Bond Portfolio                              782,675  (118,016,974)         87,476,896      (29,757,403)
International Equity Portfolio                                   656,189     1,006,358          38,152,752       39,815,299
Mid Cap Core Portfolio                                         4,845,002       881,921          25,824,596       31,551,519
Mid Cap Growth Portfolio                                               0    (3,267,021)         48,162,069       44,895,048
Mid Cap Value Portfolio                                           57,116     5,022,070          50,155,653       55,234,839
S&P 500 Index Portfolio                                          126,715   (83,793,051)        208,376,308      124,709,972
Small Cap Growth Portfolio                                             0     2,401,910          25,475,089       27,876,999
Total Return Portfolio                                            54,570   (14,364,516)         52,536,994       38,227,048
Value Portfolio                                                   52,501   (23,461,365)         75,946,337       52,537,473
American Century Income & Growth Portfolio                             0    (3,979,568)          6,989,878        3,010,310
Dreyfus Large Company Value Portfolio                              7,148    (4,193,323)         11,047,817        6,861,642
Eagle Asset Management Growth Equity Portfolio                         0  (113,514,606)          6,996,576     (106,518,030)
Lord Abbett Developing Growth Portfolio                                0    (7,520,464)          5,844,599       (1,675,865)
---------------------------------------------------------------------------------------------------------------------------

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization, real estate investment trust, and other basis adjustments and mark-to-market of futures contracts.

(b) The difference between book-basis and tax-basis components of accumulated gain/(loss) is attributable primarily to Interest Write-Offs and Post-October loss deferrals.

At December 31, 2004, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2004 as if they arose on January 1, 2005.

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Capital Appreciation           2009    $117,230
  Portfolio                    2010      97,959
                               2011      21,298
                               2012      37,973
--------------------------------------------------------------
                                       $274,460   $          0
--------------------------------------------------------------
Common Stock
  Portfolio                    2010    $ 19,970
--------------------------------------------------------------
                                       $ 19,970   $          0
--------------------------------------------------------------
Convertible Portfolio          2009    $  5,710
                               2010      15,632
--------------------------------------------------------------
                                       $ 21,342   $          0
--------------------------------------------------------------

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Government Portfolio           2007    $    323
                               2008       1,870
                               2012       2,240
--------------------------------------------------------------
                                       $  4,433   $          0
--------------------------------------------------------------
High Yield Corporate           2009    $ 31,452
  Bond Portfolio               2010      24,586
                               2011      61,979
--------------------------------------------------------------
                                       $118,017   $          0
--------------------------------------------------------------
Mid Cap Growth
  Portfolio                    2010    $    407
                               2011       2,860
--------------------------------------------------------------
                                       $  3,267   $          0
--------------------------------------------------------------
S&P 500 Index                  2010    $ 66,906
  Portfolio                    2011      14,322
                               2012       1,933
--------------------------------------------------------------
                                       $ 83,161   $        633
--------------------------------------------------------------
Total Return
  Portfolio                    2010    $ 14,365
--------------------------------------------------------------
                                       $ 14,365   $          0
--------------------------------------------------------------
Value Portfolio                2010    $ 14,975
                               2011       8,486
--------------------------------------------------------------
                                       $ 23,461   $          0
--------------------------------------------------------------
American Century
  Income & Growth              2010    $    830
  Portfolio                    2011       3,150
--------------------------------------------------------------
                                       $  3,980   $          0
--------------------------------------------------------------

M- 270   MainStay VP Series Fund, Inc.

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Dreyfus Large
  Company Value                2010    $  3,139
  Portfolio                    2011       1,054
--------------------------------------------------------------
                                       $  4,193   $          0
--------------------------------------------------------------
Eagle Asset
  Management                   2009    $ 74,767
  Growth Equity                2010      37,086
  Portfolio                    2012         294
--------------------------------------------------------------
                                       $112,147   $      1,368
--------------------------------------------------------------
Lord Abbett                    2008    $  1,595
  Developing Growth            2009       1,418
  Portfolio                    2010       3,082
                               2011       1,425
--------------------------------------------------------------
                                       $  7,520   $          0
--------------------------------------------------------------

The Common Stock, Convertible, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value and Lord Abbett Developing Growth Portfolios utilized $152,021,350, $13,841,755, $24,046,843, $6,757,715,
$4,714,096, $2,503,257, $7,397,l76, $19,894,123, $31,465,931, $7,076,490,
$4,943,295 and $1,811,823 respectively, of capital loss carryforwards during the year ended December 31, 2004.
NOTE 6 -- COMMITMENTS AND CONTINGENCIES:
As of December 31, 2004, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                UNFUNDED
BORROWER                                      COMMITMENT
Intelsat Bridge Loan, due 3/16/05            $ 6,985,000
--------------------------------------------------------
LNR Property Corp.                            12,305,000
--------------------------------------------------------
Mirant Corp., due 7/17/05                        454,852
--------------------------------------------------------
Warner Chilcott Bridge Loan, due 7/5/05        9,000,000
--------------------------------------------------------
                                             $28,744,852
--------------------------------------------------------

TOTAL RETURN PORTFOLIO

                                                UNFUNDED
BORROWER                                      COMMITMENT

Intelsat Bridge Loan, due 3/16/05            $   140,000
--------------------------------------------------------
                                             $   140,000
--------------------------------------------------------

These commitments are available until the maturity date of the respective security.

NOTE 7 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND WRITTEN OPTIONS:

As of December 31, 2004, the following Portfolios had securities on loan and received collateral as follows:

                              MARKET
                            VALUE OF
                          SECURITIES           CASH      NON-CASH
PORTFOLIO                    ON LOAN     COLLATERAL    COLLATERAL

Capital Appreciation   $ 19,925,394    $ 20,527,195   $        --
-----------------------------------------------------------------
Convertible              40,647,144      41,657,176            --
-----------------------------------------------------------------
Government               49,474,223      51,172,863       100,154
-----------------------------------------------------------------
High Yield              103,425,725     108,651,656            --
-----------------------------------------------------------------
International Equity      8,373,357       8,742,217            --
-----------------------------------------------------------------
Small Cap Growth         16,576,961      17,902,529            --
-----------------------------------------------------------------
Total Return             16,068,006      16,448,875            --
-----------------------------------------------------------------
Value                    28,780,145      29,910,384            --
-----------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Non-cash collateral consists of U.S. Treasury Securities. Securities purchased with collateral received are valued at amortized cost which approximate market value.

                                                 www.mainstayfunds.com    M- 271

As of December 31, 2004, the following Portfolio had foreign currency forward contracts:

INTERNATIONAL EQUITY PORTFOLIO

                                                                CONTRACT       CONTRACT        UNREALIZED
                                                                 AMOUNT         AMOUNT       APPRECIATION/
                                                                  SOLD         PURCHASED     (DEPRECIATION)
Foreign Currency Sale Contracts
Swiss Francs vs. Japanese Yen, expiring 3/7/05                CF 7,916,098   Y 684,980,000       (269,075)
-----------------------------------------------------------------------------------------------------------
Singapore Dollar vs. Japanese Yen, expiring 2/7/05            S$ 5,988,000   Y 383,854,320         83,840
-----------------------------------------------------------------------------------------------------------
                                                                CONTRACT       CONTRACT
                                                                 AMOUNT         AMOUNT
                                                               PURCHASED         SOLD
Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring 5/9/05            A$ 2,040,320   $   1,425,000        159,288
-----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                                  $   (25,947)
-----------------------------------------------------------------------------------------------------------

As of December 31, 2004, the following Portfolios had foreign currency:

HIGH YIELD CORPORATE BOND PORTFOLIO

          CURRENCY                   COST       VALUE
Euro             E     49,007     $66,521     $66,612
-----------------------------------------------------
Pound Sterling   L        952       1,831       1,828
-----------------------------------------------------
                                  $68,352     $68,440
-----------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

             CURRENCY                       COST        VALUE
Australian Dollar   A$    3,669,241  $ 2,690,501  $ 2,876,318
Danish Krone        DKK   2,653,071      484,677      484,796
Euro                E       809,282    1,073,999    1,100,017
Japanese Yen        Y   691,928,957    6,362,654    6,752,503
Pound Sterling      L     2,963,119    5,537,973    5,688,897
Singapore Dollars   S$    4,923,097    2,957,316    3,015,864
Swiss Francs        CF      111,259       88,260       97,845
-------------------------------------------------------------
                                     $19,195,380  $20,016,240
-------------------------------------------------------------

As of December 31, 2004, the following Portfolio had transactions in written options:

TOTAL RETURN PORTFOLIO

                                      NUMBER OF
                                      CONTRACTS    PREMIUM
Options outstanding at December 31,
  2003                                        0   $      0
----------------------------------------------------------
Options -- written                         (103)   (17,200)
----------------------------------------------------------
Options outstanding at December 31,
  2004                                     (103)  $(17,200)
----------------------------------------------------------

VALUE PORTFOLIO

                                    NUMBER OF
                                    CONTRACTS     PREMIUM

Options outstanding at December
  31, 2003                              (638)  $ (62,202)
---------------------------------------------------------
Options -- written                    (1,300)   (201,402)
---------------------------------------------------------
Options -- buybacks                       659     103,461
---------------------------------------------------------
Options -- exercised                      331      46,172
---------------------------------------------------------
Options -- expired                        638      62,202
---------------------------------------------------------
Options outstanding at December
  31, 2004                              (310)  $ (51,769)
---------------------------------------------------------

NOTE 8 -- LINE OF CREDIT:

The Portfolios, except Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2004.

M- 272   MainStay VP Series Fund, Inc.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been incurred by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

                                                 www.mainstayfunds.com    M- 273

NOTE 10 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2004, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:


                                       BOND             CAPITAL APPRECIATION        COMMON STOCK
                                     PORTFOLIO               PORTFOLIO                PORTFOLIO
                              -----------------------   --------------------   -----------------------
                              PURCHASES      SALES      PURCHASES    SALES     PURCHASES      SALES
U.S. Government securities    $1,271,960   $1,235,200   $     --    $     --   $       --   $       --
------------------------------------------------------------------------------------------------------
All others                       299,433      321,458    329,151     414,190    1,355,554    1,348,058
------------------------------------------------------------------------------------------------------
Total                         $1,571,393   $1,556,658   $329,151    $414,190   $1,355,554   $1,348,058
------------------------------------------------------------------------------------------------------


                                  MID CAP CORE         MID CAP GROWTH         MID CAP VALUE
                                   PORTFOLIO              PORTFOLIO             PORTFOLIO
                              --------------------   -------------------   -------------------
                              PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES
U.S. Government securities    $     --    $     --   $     --    $    --   $     --    $    --
----------------------------------------------------------------------------------------------
All others                     278,211     198,440    133,512     71,498    154,902     57,856
----------------------------------------------------------------------------------------------
Total                         $278,211    $198,440   $133,512    $71,498   $154,902    $57,856
----------------------------------------------------------------------------------------------

                               AMERICAN CENTURY           DREYFUS         EAGLE ASSET MANAGEMENT
                                INCOME & GROWTH     LARGE COMPANY VALUE       GROWTH EQUITY
                                   PORTFOLIO             PORTFOLIO              PORTFOLIO
                              -------------------   -------------------   ----------------------
                              PURCHASES    SALES    PURCHASES    SALES    PURCHASES      SALES
U.S. Government securities     $    --    $    --    $    --    $    --    $     --    $     --
------------------------------------------------------------------------------------------------
All others                      72,003     59,216     78,169     59,963     175,477     182,231
------------------------------------------------------------------------------------------------
Total                          $72,003    $59,216    $78,169    $59,963    $175,477    $182,231
------------------------------------------------------------------------------------------------

NOTE 11 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the years ended December 31, 2004 and December 31, 2003 were as follows:

                                               BOND PORTFOLIO                             CAPITAL APPRECIATION PORTFOLIO
                              ------------------------------------------------   ------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   ------------------------------------------------
                                                                 JUNE 4, 2003*                                      JUNE 5, 2003*
                                 YEAR ENDED        YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
                                DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                    2004              2003           2003              2004              2003           2003
Shares sold                    1,122     3,160        5,540          1,407        1,247     1,592        2,349            757
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions            1,466       207        2,374             92          104         2           98              1
---------------------------------------------------------------------------------------------------------------------------------
                               2,588     3,367        7,914          1,499        1,351     1,594        2,447            758
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (7,126)     (185)      (6,831)           (36)      (7,015)     (101)      (5,159)            (5)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (4,538)    3,182        1,083          1,463       (5,664)    1,493       (2,712)           753
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

M- 274   MainStay VP Series Fund, Inc.


                                                       HIGH YIELD
        CONVERTIBLE             GOVERNMENT           CORPORATE BOND      INTERNATIONAL EQUITY
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
------------------------   --------------------   --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $361,150    $368,588   $     --    $     --   $     --    $     --
---------------------------------------------------------------------------------------------
     365,772     341,933     12,288      14,994    501,822     433,287    144,748      67,486
---------------------------------------------------------------------------------------------
    $365,772    $341,933   $373,438    $383,582   $501,822    $433,287   $144,748    $ 67,486
---------------------------------------------------------------------------------------------


       S&P 500 INDEX         SMALL CAP GROWTH         TOTAL RETURN              VALUE
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
------------------------   --------------------   --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --   $234,329    $223,452   $     --    $     --
---------------------------------------------------------------------------------------------
      94,932      38,008    176,749     134,839    373,126     402,189    505,090     390,941
---------------------------------------------------------------------------------------------
    $ 94,932    $ 38,008   $176,749    $134,839   $607,455    $625,641   $505,090    $390,941
---------------------------------------------------------------------------------------------

          LORD ABBETT
       DEVELOPING GROWTH
           PORTFOLIO
---------------------------
    PURCHASES       SALES
    $     --       $     --
---------------------------
      64,713         58,019
---------------------------
    $ 64,713       $ 58,019
---------------------------

    CASH MANAGEMENT PORTFOLIO                    COMMON STOCK PORTFOLIO
---------------------------------   -------------------------------------------------
                                    INITIAL   SERVICE     INITIAL         SERVICE
                                     CLASS     CLASS       CLASS           CLASS
                                    -------------------------------------------------
                                                                       JUNE 5, 2003*
      YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED       THROUGH
     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
         2004            2003             2004              2003            2003
         567,129         939,341     4,875     1,098        1,834            545
-------------------------------------------------------------------------------------
           2,967           3,042       600        19          433              5
-------------------------------------------------------------------------------------
         570,096         942,383     5,475     1,117        2,267            550
-------------------------------------------------------------------------------------
        (621,403)     (1,100,735)   (6,554)      (48)      (5,018)            (8)
-------------------------------------------------------------------------------------
         (51,307)       (158,352)   (1,079)    1,069       (2,751)           542
-------------------------------------------------------------------------------------

                  CONVERTIBLE PORTFOLIO
---  ------------------------------------------------
     INITIAL   SERVICE     INITIAL         SERVICE
      CLASS     CLASS       CLASS           CLASS
     ------------------------------------------------
                                        JUNE 5, 2003*
        YEAR ENDED        YEAR ENDED       THROUGH
       DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
           2004              2003           2003
      2,677     4,705        5,694          2,182
-----------------------------------------------------
        490       116          562             42
-----------------------------------------------------
      3,167     4,821        6,256          2,224
-----------------------------------------------------
     (4,236)     (247)      (1,857)           (34)
-----------------------------------------------------
     (1,069)    4,574        4,399          2,190
-----------------------------------------------------

                                                 www.mainstayfunds.com    M- 275


                                            GOVERNMENT PORTFOLIO                       HIGH YIELD CORPORATE BOND PORTFOLIO
                              ------------------------------------------------   ------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   ------------------------------------------------
                                                                 JUNE 4, 2003*                                      JUNE 4, 2003*
                                 YEAR ENDED        YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
                                DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                    2004              2003           2003              2004              2003           2003
Shares sold                     1,516    2,838        9,239          1,264         9,966   18,337       28,223          8,108
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions             1,076      149        1,575             57         7,845    1,799        7,865            536
---------------------------------------------------------------------------------------------------------------------------------
                                2,592    2,987       10,814          1,321        17,811   20,136       36,088          8,644
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (10,142)    (470)     (16,499)           (60)      (18,361)    (650)     (11,843)          (173)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        (7,550)   2,517       (5,685)         1,261          (550)  19,486       24,245          8,471
---------------------------------------------------------------------------------------------------------------------------------

                                          MID CAP GROWTH PORTFOLIO                            MID CAP VALUE PORTFOLIO
                              ------------------------------------------------   -------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   -------------------------------------------------
                                                                 JUNE 5, 2003*                                      JUNE 5, 2003*
                                 YEAR ENDED        YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
                                DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                    2004              2003           2003              2004              2003            2003
Shares sold                    3,522     4,689        5,787          1,827         7,826    4,834       4,051           1,635
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --           --             --           337       97         113              13
----------------------------------------------------------------------------------------------------------------------------------
                               3,522     4,689        5,787          1,827         8,163    4,931       4,164           1,648
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (1,407)     (440)        (483)           (52)         (764)     (70)       (975)            (14)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        2,115     4,249        5,304          1,775         7,399    4,861       3,189           1,634
----------------------------------------------------------------------------------------------------------------------------------

                                           TOTAL RETURN PORTFOLIO                                VALUE PORTFOLIO
                              ------------------------------------------------   ------------------------------------------------
                              INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                               CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                              ------------------------------------------------   ------------------------------------------------
                                                                 JUNE 4, 2003*                                      JUNE 4, 2003*
                                 YEAR ENDED        YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
                                DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                    2004              2003           2003              2004              2003           2003
Shares sold                      620     1,617        1,696            765         9,001     2,532       2,419            999
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              527        34          611             12           375        32         380             12
---------------------------------------------------------------------------------------------------------------------------------
                               1,147     1,651        2,307            777         9,376     2,564       2,799          1,011
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed               (4,753)     (137)      (4,064)           (16)       (2,938)     (140)     (2,661)            (6)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       (3,606)    1,514       (1,757)           761         6,438     2,424         138          1,005
---------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

M- 276   MainStay VP Series Fund, Inc.


           INTERNATIONAL EQUITY PORTFOLIO                           MID CAP CORE PORTFOLIO
----------------------------------------------------   ------------------------------------------------
  INITIAL     SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
   CLASS       CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
----------------------------------------------------   ------------------------------------------------
                                       JUNE 5, 2003*                                      JUNE 5, 2003*
     YEAR ENDED          YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
    DECEMBER 31,        DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
        2004                2003           2003              2004              2003           2003
     5,534     2,920       21,236            748        4,947     2,429        2,032            815
-------------------------------------------------------------------------------------------------------
       107        27          125             11          239        76           18              2
-------------------------------------------------------------------------------------------------------
     5,641     2,947       21,361            759        5,186     2,505        2,050            817
-------------------------------------------------------------------------------------------------------
    (1,121)      (51)     (19,981)            (4)        (447)      (60)        (447)            (5)
-------------------------------------------------------------------------------------------------------
     4,520     2,896        1,380            755        4,739     2,445        1,603            812
-------------------------------------------------------------------------------------------------------

              S&P 500 INDEX PORTFOLIO                             SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------   ------------------------------------------------
  INITIAL     SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
   CLASS       CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
----------------------------------------------------   ------------------------------------------------
                                       JUNE 5, 2003*                                      JUNE 5, 2003*
       YEAR ENDED        YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
          2004              2003           2003              2004              2003           2003
     3,343     4,329        4,377          1,752        1,861     3,940        5,047          1,563
-------------------------------------------------------------------------------------------------------
       799        80          656             19           --        --           --             --
-------------------------------------------------------------------------------------------------------
     4,142     4,409        5,033          1,771        1,861     3,940        5,047          1,563
-------------------------------------------------------------------------------------------------------
    (5,251)     (103)      (4,970)            (9)      (1,209)     (223)        (890)          (115)
-------------------------------------------------------------------------------------------------------
    (1,109)    4,306           63          1,762          652     3,717        4,157          1,448
-------------------------------------------------------------------------------------------------------

     AMERICAN CENTURY INCOME & GROWTH PORTFOLIO              DREYFUS LARGE COMPANY VALUE PORTFOLIO
-----------------------------------------------------   ------------------------------------------------
  INITIAL     SERVICE     INITIAL         SERVICE       INITIAL   SERVICE     INITIAL         SERVICE
   CLASS       CLASS       CLASS           CLASS         CLASS     CLASS       CLASS           CLASS
-----------------------------------------------------   ------------------------------------------------
                                       JUNE 13, 2003*                                      JUNE 5, 2003*
     YEAR ENDED          YEAR ENDED       THROUGH          YEAR ENDED        YEAR ENDED       THROUGH
    DECEMBER 31,        DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
        2004                2003            2003              2004              2003           2003
       738     1,278        1,254            402         1,150     1,593        1,443            594
--------------------------------------------------------------------------------------------------------
       109        24           84              4            59        15           43              4
--------------------------------------------------------------------------------------------------------
       847     1,302        1,338            406         1,209     1,608        1,486            598
--------------------------------------------------------------------------------------------------------
      (899)      (67)      (1,754)           (10)         (953)     (196)      (1,609)            (5)
--------------------------------------------------------------------------------------------------------
       (52)    1,235         (416)           396           256     1,412         (123)           593
--------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com    M- 277

                                          EAGLE ASSET MANAGEMENT
                                         GROWTH EQUITY PORTFOLIO                    LORD ABBETT DEVELOPING GROWTH PORTFOLIO
                             ------------------------------------------------   ------------------------------------------------
                             INITIAL   SERVICE     INITIAL         SERVICE      INITIAL   SERVICE     INITIAL         SERVICE
                              CLASS     CLASS       CLASS           CLASS        CLASS     CLASS       CLASS           CLASS
                             ------------------------------------------------   ------------------------------------------------
                                                                JUNE 6, 2003*                                      JUNE 5, 2003*
                                YEAR ENDED        YEAR ENDED       THROUGH         YEAR ENDED        YEAR ENDED       THROUGH
                               DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                   2004              2003           2003              2004              2003           2003
Shares sold                     637     1,216        1,883           672          546      1,361       1,658            531
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              26        --(a)        21             1           --         --          --             --
--------------------------------------------------------------------------------------------------------------------------------
                                663     1,216        1,904           673          546      1,361       1,658            531
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed              (2,473)     (201)      (1,793)          (17)        (963)       (99)       (817)           (12)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)      (1,810)    1,015          111           656         (417)     1,262         841            519
--------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations.

(a) Less than one thousand.

M- 278   MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Common Stock Portfolio (formerly Growth Equity Portfolio), Convertible Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio (formerly Equity Income Portfolio), S&P 500 Index Portfolio (formerly Indexed Equity Portfolio), Small Cap Growth Portfolio, Total Return Portfolio, Value Portfolio, American Century Income and Growth Portfolio, Dreyfus Large Company Value Portfolio, Eagle Asset Management Growth Equity Portfolio and Lord Abbett Developing Growth Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2005

                                                 www.mainstayfunds.com    M- 279

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC its proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

M- 280   MainStay VP Series Fund, Inc.

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO of PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Roman Weil. Mr. Weil is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the MainStay VP Series Fund, Inc. ("Fund") annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years are $656,000 for 2003 and $640,000 for 2004.

      (b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

      (c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice, and tax planning are $117,850 for 2003 and $149,650 for 2004.

      (d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item are $6,000 for 2003 and $0 for 2004.

      (e)(1) Audit Committee Policies Regarding Pre-Approval of Services.

      The registrant's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are addressed in the Pre-Approval Policies and Procedures, as approved by the Audit Committee of the Fund, on December 2, 2004.

      (e)(2) With respect to the services described in paragraphs (b) through
(d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than fifty percent of PwC's engagement to audit the Fund's financial statements for the fiscal year ended December 31, 2004 was attributable to work performed by persons other than PwC's full-time, permanent employees.

      (g) All non-audit fees billed by PwC for the fiscal years ended December 31, 2003 and December 31, 2004 are disclosed in paragraph (b) through (d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was approximately $0 for 2003 and $0 for 2004.

      (h) The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDITED COMMITTEE OF LISTED REGISTRANTS.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED Purchasers.

            Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      At a meeting held on August 16-17, 2004 the Nominating Committee of the MainStay VP Series Fund, Inc. revised its policies for considering Board Member candidates. The Committee may now consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Registrant as an investment option ("Contract Owners"). Each eligible Contract Owner may submit no more than one candidate each calendar year, and recommendations should be forwarded to the attention of the Fund's Secretary.

      A Contract Owner's submission to the Secretary of the Fund must include:
(a) contact information for the nominating Contract Owner; (b) a certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitation of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement , if so designated by the Nominating Committee and the Fund's Board.

      It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The code of ethics referenced in Item 2 of this Report is filed as an exhibit to this filing.

(a)(2) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By:   /s/ Gary E. Wendlandt
      GARY E. WENDLANDT
      CHAIRMAN

Date: March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Gary E. Wendlandt
      GARY E. WENDLANDT
      CHAIRMAN

Date: March 11, 2005

By:   /s/ Patrick J. Farrell
      PATRICK J. FARRELL
      TREASURER AND
      CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date: March 11, 2005

                                  EXHIBIT INDEX

            (a) The code of ethics referenced in Item 2 of this Report is filed as an exhibit to this filing.

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.